                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          WALNUT FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          WALNUT FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         Common Stock
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         4,095,096
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         $2.4063 per share, based on the average of the high and low prices of Registrant's Common Stock reported by Nasdaq on August 12, 1999
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         $9,853,824.75
--------------------------------------------------------------------------------

     (5) Total fee paid:

         $1,970.76
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                         WALNUT FINANCIAL SERVICES, INC.
                           8000 Towers Crescent Drive
                                   Suite 1070
                             Vienna, Virginia 22182
                                ----------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                ----------------

                        TO BE HELD ON [OCTOBER 12], 1999

         NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of the stockholders of Walnut Financial Services, Inc. ("Walnut") will be held on [DATE] at [TIME AND PLACE INFORMATION]. At the Special Meeting, the Walnut stockholders will be asked to consider and vote upon:

         1. A proposal to approve and adopt an Agreement and Plans of Merger, dated as of August 5, 1999, a copy of which is attached to the accompanying Proxy Statement as Exhibit A, by and between Walnut and THCG, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut, and by and among THCG, Inc., Tower Hill Acquisition Corp., a New York corporation and a wholly-owned subsidiary of THCG, Inc., and Tower Hill Securities, Inc., a New York corporation, to approve the merger of Walnut with and into THCG, Inc. and to approve the issuance of shares of common stock of THCG, Inc. in connection with the merger of Tower Hill Acquisition Corp. with and into Tower Hill Securities, Inc.;

         2. A proposal to approve the deregistration of Walnut, Walnut Capital Corp., Walnut Funds, Inc. and Universal Bridge Funds, Inc., each a Delaware corporation and a wholly-owned subsidiary of Walnut as business development companies under the Investment Company Act of 1940, as amended;

         3. A proposal to approve the sale and issuance by Walnut of at least 1,500,000 and up to 3,000,000 shares of the common stock of Walnut at $2.00 per share in a private placement transaction;

         4. A proposal to approve the conversion of certain debts and accrued liabilities of Walnut or its subsidiaries into cash or common stock of Walnut valued at $2.00 per share and the conversion of certain accrued compensation into cash or common stock of Walnut valued at $2.00 per share;

         5. A proposal to approve the acquisition by Universal Bridge Fund, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut, of the limited and general partnership interests not currently owned by Universal Bridge Fund, Inc. in Universal Partners, L.P., an Illinois limited partnership and an affiliate of Walnut;

         6. A proposal to approve the adoption by THCG, Inc. of a new stock incentive plan; and

         7. Such other business as may properly be presented at the Special Meeting or any adjournments or postponements thereof.

         In addition, stockholders of Walnut may be asked at the Special Meeting to approve the adjournment of the Special Meeting to another date and time as indicated in any such proposed adjournment. Any action may be taken on the foregoing matters at the Special Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Special Meeting may be adjourned.

         The Board of Directors of Walnut has fixed the close of business on
          , 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

         You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors of Walnut, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Special Meeting may vote in person, even if they have previously delivered a signed proxy.

                                            By Order of the Board of Directors

Vienna, Virginia                            Joshua S. Kanter
               , 1999                       Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                         WALNUT FINANCIAL SERVICES, INC.
                           8000 Towers Crescent Drive
                                   Suite 1070
                             Vienna, Virginia 22182
                                ----------------

                                 PROXY STATEMENT
                                ----------------

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON [OCTOBER 12], 1999


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Walnut Financial Services, Inc. ("Walnut") for use at the special meeting of the holders of Walnut's common
stock (the "Walnut Common Stock"), to be held on      , 1999, and at any
adjournments or postponements thereof (the "Special Meeting"). At the Special Meeting, stockholders will be asked to:

         - approve and adopt an Agreement and Plans of Merger, dated as of August 5, 1999 (the "Merger Agreement"), a copy of which is attached to this Proxy Statement as Exhibit A, by and between Walnut and THCG, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut ("THCG"), and by and among THCG, Tower Hill Acquisition Corp., a New York corporation and a wholly-owned subsidiary of THCG ("Newco"), and Tower Hill Securities, Inc., a New York corporation ("Tower Hill"), to approve the merger of Walnut with and into THCG ("Merger 1") and to approve the issuance of shares of common stock of THCG ("THCG Common Stock") in connection with the merger of Newco with and into Tower Hill ("Merger 2" and, collectively with Merger 1, the "Mergers");

         - approve the deregistration of Walnut, Walnut Capital Corp., a Delaware corporation and a wholly-owned subsidiary of Walnut ("Walnut Capital"), Walnut Funds, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut ("Walnut Funds") and Universal Bridge Funds, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut ("Universal Bridge"), as business development companies ("BDCs") under the Investment Company Act of 1940 (as amended, the "1940 Act") (the "BDC Deregistration");

         - approve the issuance by Walnut of at least 1,500,000 and up to 3,000,000 shares of Walnut Common Stock at $2.00 per share in a private placement transaction (the "Capital Investment");

         - approve the conversion of certain debts and accrued liabilities of Walnut or its subsidiaries into cash or Walnut Common Stock valued at $2.00 per share (the "Debt Conversion") and the conversion of accrued compensation of Burton W. Kanter into cash or Walnut Common Stock valued at $2.00 per share (the "Compensation Satisfaction");

         - approve the acquisition by Universal Bridge of the limited and general partnership interests not currently owned by Universal Bridge in Universal Partners, L.P., an Illinois limited partnership and an affiliate of Walnut ("UPLP") (the "UPLP Acquisition");

         - approve the adoption by THCG of a new stock incentive plan (the "THCG Stock Incentive Plan"); and

         - transact such other business as may properly be brought before the Special Meeting or any adjournments or postponements thereof.

         In addition, stockholders may be asked at the Special Meeting to approve the adjournment of the Special Meeting to another date and time as indicated in any such proposed adjournment. Proxies voting against the Mergers will not be used to vote for adjournment of the meeting.

         This Proxy Statement and the accompanying Notice of Special Meeting and
Proxy Card are being mailed on or about              , 1999 to the stockholders
of Walnut of record at the close of business on             , 1999 (the "Record
Date"). Only stockholders of record as of the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were [3,350,533] shares of Walnut Common Stock outstanding and entitled to vote at the Special Meeting. Holders of Walnut Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

         STOCKHOLDERS OF WALNUT ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY CARD RECEIVED PRIOR TO THE VOTE AT THE SPECIAL MEETING AND NOT REVOKED WILL BE VOTED AT THE SPECIAL MEETING AS DIRECTED ON THE PROXY CARD. IF A PROPERLY EXECUTED PROXY CARD IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PERSONS DESIGNATED AS PROXY HOLDERS ON THE PROXY CARD WILL VOTE (I) FOR THE ADOPTION OF THE MERGER AGREEMENT, THE APPROVAL OF MERGER 1 AND THE ISSUANCE OF THCG COMMON STOCK IN CONNECTION WITH MERGER 2; (II) FOR THE APPROVAL OF THE BDC DEREGISTRATION; (III) FOR THE APPROVAL OF THE CAPITAL INVESTMENT; (IV) FOR THE APPROVAL OF THE DEBT CONVERSION AND THE COMPENSATION SATISFACTION; (V) FOR THE APPROVAL OF THE UPLP ACQUISITION;
(VI) FOR THE ADOPTION OF THE THCG STOCK INCENTIVE PLAN; (VII) FOR ANY ADJOURNMENT OF THE SPECIAL MEETING AND (VIII) IN THEIR OWN DISCRETION WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE STOCKHOLDERS AT THE SPECIAL MEETING OR AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE SPECIAL MEETING.

         The presence, in person or by proxy, of holders of a majority of shares of Walnut Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of stockholders holding a majority of all shares entitled to vote is required for approval of the Merger Agreement, Merger 1 and the THCG Stock Incentive Plan. The affirmative vote of a majority (as defined under the 1940 Act) of all shares entitled to vote is required for approval of the BDC Deregistration. The affirmative vote of both a majority (as defined under the 1940 Act) of holders of outstanding shares entitled to vote and a majority (as defined under the 1940
Act) of holders of outstanding shares entitled to vote not held by affiliated persons are required for approval of the issuance of THCG Common Stock in connection with Merger 2, the Capital Investment, the Debt Conversion, the Compensation Satisfaction and the UPLP Acquisition. The affirmative vote of the holders of a majority of the votes cast with a quorum present at the Special Meeting will be required for approval of all other matters to be brought before the stockholders at the Special Meeting. Under Section 2(9)(42) of the 1940 Act, a "majority vote" means the lesser of (a) 67% or more of voting securities present if more than 50% are present in person or by proxy or (b) more than 50% of outstanding voting securities. Abstentions and broker non-votes will not be counted as votes cast, although both will count towards the presence of a quorum.

         A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of Walnut at the address of Walnut set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Special Meeting. Any stockholder of record as of the Record Date attending the Special Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Special Meeting will not constitute revocation of a previously given proxy. If the Special Meeting is adjourned for any reason, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting (except for any proxies that have theretofore effectively been revoked or withdrawn).

         The costs of preparing, assembling and mailing the Notice of Special Meeting, this Proxy Statement and the Proxy Card will be borne by Walnut.

         All of the members of Walnut's Board of Directors have indicated their intention to vote the Walnut Common Stock owned by them in favor of each of the proposals at the Special Meeting. As of the Record Date, members of the Board of Directors owned [585,325] shares of Walnut Common Stock entitled to vote at the Special Meeting, representing approximately [17.03]% of the shares of Walnut Common Stock issued and outstanding on the Record Date and entitled to vote at the Special Meeting. In addition, pursuant to the Merger Agreement, each of Windy City, Inc., The Holding Company and Kanter Family Foundation, entities affiliated with certain officers and directors of Walnut (the "Principal Walnut Stockholders"), have entered into a voting agreement (the "Voting Agreement") pursuant to which they have agreed to vote their shares of Walnut Common Stock in favor of each of the proposals at the Special Meeting. As of the Record Date, the Principal Walnut Stockholders collectively owned [197,044] shares of Walnut Common Stock entitled to vote at the Special Meeting, representing approximately [7.14]% of the shares of Walnut Common Stock issued and outstanding on the Record Date and entitled to vote at the Special Meeting. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.")

         WALNUT'S 1998 ANNUAL REPORT ON FORM 10-K ("ANNUAL REPORT"), INCLUDING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, WAS MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 30, 1999. WALNUT'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31, 1999 (THE "QUARTERLY REPORT"), INCLUDING FINANCIAL STATEMENTS FOR SUCH PERIOD, WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON OR ABOUT MAY 17, 1999. WALNUT'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999 (ALSO A "QUARTERLY REPORT"), INCLUDING FINANCIAL STATEMENTS FOR SUCH PERIOD, WAS FILED
WITH THE SEC ON OR ABOUT AUGUST   , 1999. THE ENTIRE ANNUAL REPORT AND THE
QUARTERLY REPORTS, HOWEVER, ARE NOT PART OF THE PROXY SOLICITATION MATERIAL. ADDITIONAL COPIES OF THE ANNUAL REPORT, THE QUARTERLY REPORT AND ANY OTHER QUARTERLY REPORT ON FORM 10-Q, TOGETHER WITH EXHIBITS, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST IN WRITING TO WALNUT FINANCIAL SERVICES, INC., 8000 TOWERS CRESCENT DRIVE, SUITE 1070, VIENNA, VIRGINIA 22182, ATTENTION: INVESTOR RELATIONS, OR BY FILLING OUT THE ENCLOSED SELF-ADDRESSED POSTAGE PAID CARD SPECIFICALLY DESIGNED FOR REQUESTING A COPY OF THE APPLICABLE ANNUAL REPORT OR QUARTERLY REPORT.

         THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES. WHEN USED IN THIS PROXY STATEMENT, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY CERTAIN OF SUCH FORWARD-LOOKING STATEMENTS. ACTUAL PERFORMANCE OR ACHIEVEMENTS COULD DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED HEREIN.

                                TABLE OF CONTENTS


                                                                                                              Page No.

SUMMARY.......................................................................................................... 1
        ACTION TO BE TAKEN; VOTES REQUIRED....................................................................... 1
        THE COMPANIES............................................................................................ 1
               Walnut............................................................................................ 1
               Tower Hill........................................................................................ 2
               THCG.............................................................................................. 2
               Newco............................................................................................. 3
        MEETING INFORMATION...................................................................................... 3
        THE MERGERS.............................................................................................. 3
               Merger 1.......................................................................................... 3
               Merger 2.......................................................................................... 3
               Consideration to be Received in the Mergers....................................................... 3
               Representations and Warranties.................................................................... 4
               Covenants......................................................................................... 4
               Conditions to Consummation of the Mergers......................................................... 5
               Termination....................................................................................... 5
               Certain Effects of the Mergers.................................................................... 6
               Voting Agreement.................................................................................. 6
               Opinion of Financial Advisor...................................................................... 7
               Rights of Dissenting Stockholders................................................................. 7
               Accounting Treatment of the Mergers............................................................... 7
               Certain Federal Income Tax Consequences of the Mergers............................................ 7
               Financial Data.................................................................................... 7
        THE BDC DEREGISTRATION................................................................................... 7
        THE CAPITAL INVESTMENT................................................................................... 7
        THE DEBT CONVERSION AND COMPENSATION SATISFACTION........................................................ 8
        THE UPLP ACQUISITION..................................................................................... 8
        THE THCG STOCK INCENTIVE PLAN............................................................................ 8
RISK FACTORS..................................................................................................... 8
               Conflicts of Interest of Certain Current and Proposed Directors and Executive Officers............ 8
               Concentration of Share Ownership.................................................................. 8
               Potential Adverse Effects of Combining Operations................................................. 8
               Inability to Accurately Predict Transaction Costs................................................. 9
               Changes in Senior Management and Control of Board of Directors.................................... 9
               Limitations on Changes in Control................................................................. 9
               No Dividends......................................................................................10
               Availability of Significant Amounts of THCG Common Stock for Sale.................................10
               Sale of Walnut Common Stock Below Current Net Asset Value.........................................10
               Dependence on Key Personnel.......................................................................10
               Limited Operating History.........................................................................10
               Uncertainty of the Industry.......................................................................10
               NASD Regulation of Tower Hill.....................................................................11
PROPOSAL I APPROVAL OF THE AGREEMENT AND PLANS OF MERGER AND THE MERGERS.........................................12
        BUSINESS OF WALNUT.......................................................................................13


               General...........................................................................................13
               Walnut Capital....................................................................................14
               UPLP..............................................................................................15
               Pacific Financial and Inland Financial............................................................15
               Walnut Funds......................................................................................16
               WalnutConsulting..................................................................................16
               Competition.......................................................................................16
               BDC Regulation....................................................................................16
               SBA Regulation....................................................................................19
               Employees.........................................................................................21
               Property..........................................................................................21
               Legal Proceedings.................................................................................21
        BUSINESS OF TOWER HILL...................................................................................21
               General...........................................................................................21
               History...........................................................................................21
               Services..........................................................................................21
               Commissions.......................................................................................23
               Competitive Conditions............................................................................24
               Clients...........................................................................................24
               Government Regulation.............................................................................24
               Employees.........................................................................................25
               Properties........................................................................................25
               Legal Proceedings.................................................................................25
               Certain Relationships and Related Transactions....................................................25
        BACKGROUND OF THE MERGERS................................................................................27
        PRINCIPAL REASONS FOR THE MERGERS........................................................................28
        POTENTIAL NEGATIVE FACTORS ASSOCIATED WITH THE MERGER....................................................28
        OPINION OF FINANCIAL ADVISOR.............................................................................29
        THE MERGER AGREEMENT.....................................................................................29
               General Description...............................................................................29
               Effective Dates of the Mergers....................................................................29
               Conversion of Securities..........................................................................30
               Treatment of Stock Options........................................................................30
               Exchange of Stock Certificates....................................................................31
               Effect of the Mergers on Certain Corporate Matters................................................32
               Representations and Warranties....................................................................32
               Covenants.........................................................................................33
               Conditions to Consummation of the Mergers.........................................................38
               Termination.......................................................................................40
               Amendment and Waiver..............................................................................41
               Fees and Expenses.................................................................................42
        EQUITY OWNERSHIP OF THCG.................................................................................42
        MANAGEMENT OF THCG FOLLOWING THE MERGERS.................................................................43
        DESCRIPTION OF THCG CAPITAL STOCK........................................................................45
               General...........................................................................................45
               THCG Common Stock.................................................................................45
               Preferred Stock...................................................................................45
        DELISTING AND DEREGISTRATION OF THE WALNUT COMMON STOCK; LISTING OF THCG COMMON STOCK ISSUED IN
        CONNECTION WITH THE MERGER...............................................................................45
        RESALES OF THCG COMMON STOCK ISSUED IN CONNECTION WITH MERGER 1..........................................46



        COMPARISON OF RIGHTS OF HOLDERS OF WALNUT COMMON STOCK BEFORE AND AFTER THE MERGERS......................46
               Capital Stock.....................................................................................46
               Number and Election of Directors..................................................................46
               Action by Written Consent.........................................................................47
               Special Meetings..................................................................................47
               Matters to be Considered at Annual Meetings.......................................................47
               Amendment of Bylaws...............................................................................47
               Waiver of Notice..................................................................................47
               Certain Differences Between Delaware and Utah Corporate Law.......................................48
        INTERESTS OF CERTAIN PERSONS IN THE MERGERS..............................................................52
               Receipt of Securities.............................................................................52
               Debt Conversion and Compensation Satisfaction.....................................................53
               UPLP Acquisition..................................................................................53
               Consulting Agreements.............................................................................53
               Employment Agreements.............................................................................54
               Board Positions...................................................................................56
               Indemnification and Insurance.....................................................................56
        DISSENTERS'RIGHTS OF APPRAISAL...........................................................................56
        ACCOUNTING TREATMENT OF THE MERGERS......................................................................56
        REGULATORY APPROVALS.....................................................................................56
        CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS...................................................57
        MARKET PRICE INFORMATION AND DIVIDEND POLICY.............................................................57
               Market Price Information of Walnut................................................................57
               Market Price Information of Tower Hill............................................................58
               Dividend Policy...................................................................................58
        PRO FORMA PER SHARE DATA.................................................................................58
        SELECTED FINANCIAL INFORMATION...........................................................................59
               Walnut Financial Information......................................................................59
               Tower Hill Financial Data.........................................................................60
               Pro Forma Combined Financial Data.................................................................61
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND THE RESULTS OF OPERATIONS........................63
        OVERVIEW.................................................................................................63
RESULTS OF OPERATIONS............................................................................................63
               Historical Operating Results of Walnut............................................................63
        LIQUIDITY AND CAPITAL RESOURCES..........................................................................65
               Liquidity and Capital Resources of Walnut Capital.................................................65
               Liquidity and Capital Resources of Walnut (excluding Walnut Capital)..............................66
        INVESTMENT PORTFOLIO CHANGES.............................................................................67
        YEAR 2000 COMPLIANCE.....................................................................................67
        CAPITALIZATION OF WALNUT AND TOWER HILL..................................................................68
PROPOSAL II APPROVAL OF THE BDC DEREGISTRATION...................................................................69
        GENERAL..................................................................................................69
        1940 ACT REGULATIONS APPLICABLE TO BUSINESS DEVELOPMENT COMPANIES........................................69
        REASONS FOR PROPOSED WITHDRAWAL AS A BDC.................................................................70
        EFFECT OF WITHDRAWAL OF ELECTION.........................................................................71




PROPOSAL III APPROVAL OF THE CAPITAL INVESTMENT..................................................................73
        REASONS FOR THE CAPITAL INVESTMENT.......................................................................73
        EFFECT OF THE CAPITAL INVESTMENT.........................................................................73
PROPOSAL IV APPROVAL OF THE DEBT CONVERSION......................................................................74
        DESCRIPTION OF THE DEBT CONVERSION.......................................................................74
        REASONS FOR THE DEBT CONVERSION..........................................................................74
        1940 ACT REGULATIONS RELATING TO AFFILIATE TRANSACTIONS..................................................75
PROPOSAL V APPROVAL OF THE UPLP ACQUISITION......................................................................76
        UPLP.....................................................................................................76
        ACQUISITION OF THE REMAINING UPLP PARTNERSHIP INTERESTS..................................................76
        REASONS FOR THE UPLP ACQUISITION.........................................................................76
        DISSOLUTION OF UPLP......................................................................................77
PROPOSAL VI APPROVAL OF THE THCG STOCK INCENTIVE PLAN............................................................78
        DESCRIPTION OF THE THCG STOCK INCENTIVE PLAN.............................................................78
               General Description of the THCG Stock Incentive Plan..............................................78
               Administration of the THCG Stock Incentive Plan...................................................78
               Eligibility to Participate in the THCG Stock Incentive Plan.......................................78
        ISSUANCE OF 1,250,000 OPTIONS............................................................................79
        RESTRICTED STOCK GRANTED PURSUANT TO THE THCG OPTION PLAN................................................79
        NEW PLAN BENEFITS........................................................................................80
               Federal Income Tax Consequences...................................................................80
        PRINCIPAL REASONS TO ADOPT THE THCG STOCK INCENTIVE PLAN.................................................81
DIRECTORS AND EXECUTIVE OFFICERS OF WALNUT.......................................................................82
               Section 16(a) Beneficial Ownership Reporting Compliance...........................................84
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS OF WALNUT.......................................................85
        SUMMARY COMPENSATION.....................................................................................85
        OPTIONS AND OTHER AWARDS.................................................................................85
EMPLOYMENT AGREEMENTS WITH MANAGEMENT............................................................................85
STOCK PERFORMANCE GRAPH..........................................................................................85
REPORT OF THE COMPENSATION COMMITTEE.............................................................................86
DIRECTOR COMPENSATION............................................................................................87
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION......................................................87

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT PRIOR TO GIVING EFFECT TO THE MERGERS.............86
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................91
OTHER MATTERS....................................................................................................92
               Solicitation of Proxies...........................................................................92
               Stockholder Proposals.............................................................................92
               Other Matters.....................................................................................92

INDEX TO FINANCIAL STATEMENTS...................................................................................F-1



                                    EXHIBITS

AGREEMENT AND PLANS OF MERGER BY AND BETWEEN WALNUT FINANCIAL SERVICES, INC. AND THCG, INC., AND BY AND AMONG THCG, INC., TOWER

HILL ACQUISITION CORP., AND TOWER HILL SECURITIES, INC................EXHIBIT A

FAIRNESS OPINION..................................................... EXHIBIT B

THCG, INC. 1999 STOCK INCENTIVE PLAN................................. EXHIBIT C

                                     SUMMARY

         This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to stockholders. To understand fully the transactions discussed in this Proxy Statement and for a more complete description of the legal terms of those transactions, stockholders should carefully read this entire Proxy Statement and the related documents referred to within this Proxy Statement. In particular, stockholders should review carefully the Risk Factors presented on pages 8 through 10 of this Proxy Statement.

         Certain capitalized terms used and not defined in this summary are defined elsewhere in this Proxy Statement.


ACTION TO BE TAKEN; VOTES REQUIRED

         At the Special Meeting, the Walnut stockholders will be asked to vote to approve and adopt the Merger Agreement and the transactions contemplated therein, including Merger 1, the issuance of THCG Common Stock in connection with Merger 2, the BDC Deregistration, the Capital Investment, the Debt Conversion, the Compensation Satisfaction, the UPLP Acquisition and the adoption of the THCG Stock Incentive Plan. The affirmative vote of a majority of the issued and outstanding shares of Walnut Common Stock that are entitled to vote is required to approve the Merger Agreement, Merger 1 and the THCG Stock Incentive Plan. The affirmative vote of a majority (as defined under the 1940
Act) of holders of outstanding shares entitled to vote is required to approve the BDC Deregistration. The affirmative vote of a majority (as defined under the 1940 Act) of both (a) holders of outstanding shares entitled to vote and (b) holders of outstanding shares entitled to vote not held by affiliated persons are required to approve the issuance of THCG Common Stock in connection with Merger 2, the Capital Investment, the Debt Conversion, the Compensation Satisfaction and the UPLP Acquisition. Pursuant to the 1940 Act, "majority" means the lesser of (a) 67% or more of voting securities if more than 50% are present in person or by proxy or (b) more than 50% of outstanding voting securities.

         All of the members of Walnut's Board of Directors have indicated their intention to vote the Walnut Common Stock owned by them in favor of each of the proposals at the Special Meeting. Walnut's Board of Directors collectively owns [585,325] shares of Walnut Common Stock (approximately [17.03%] of the shares outstanding as of the Record Date). In addition, pursuant to the Voting Agreement, the Principal Walnut Stockholders (each of which is an entity associated with current officers and directors of Walnut) have agreed to vote the shares of Walnut Common Stock owned by them in favor of each of the proposals at the Special Meeting. The Principal Walnut Stockholders collectively own [197,044] shares of Walnut Common Stock and [45,282] options and warrants to purchase Walnut Common Stock (approximately [7.14%] of the shares outstanding as of the Record Date. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."


THE COMPANIES

WALNUT

         Walnut is a closed-end management investment company, which elected on October 15, 1997 to be regulated as a BDC under the 1940 Act. As a BDC, Walnut has three primary business focuses: (1) investing in start-up and early stage development companies, (2) operating an investment vehicle that specializes in bridge financing to small to medium-sized companies and (3) providing accounts receivable-based commercial financing, or factoring, and related services to small and medium-sized businesses. Walnut's principal executive offices are located at 8000 Towers Crescent Drive, Suite 1070, Vienna, Virginia, 22182, and its phone number is (703) 448-3771.

         Walnut currently engages in its investment business through its wholly-owned subsidiary, Walnut Capital. Walnut Capital was formed in 1980 for the purpose of operating as a Small Business Investment Company ("SBIC") under the Small Business Investment Act of 1958 (as amended, the "SBIA") and is subject to regulations promulgated by the Small Business Administration (the "SBA"). In the past, Walnut also made investments through its wholly-owned subsidiary, Walnut Funds. Through its wholly-owned subsidiary, WGP Management, Inc., a Delaware corporation, Walnut Funds indirectly provides investment management services to Walnut Growth Partners Limited Partnership, an Illinois limited partnership, an investment fund. Through its wholly-owned subsidiary, Walnut GP, LLC, Walnut Funds owns a 1% general partnership interest in Walnut Growth. Walnut Growth did not make any investments in 1998 or 1999, and Walnut does not expect Walnut Growth to make any further investments.

         Walnut pursues its bridge financings through its wholly-owned subsidiary, Universal Bridge. Universal Bridge owns 50% of the outstanding general partnership interests and approximately 83% of the outstanding limited partnership interests of UPLP.

         Walnut engages in its accounts receivable factoring business through its wholly-owned subsidiaries, Pacific Financial Services Corporation, a Washington corporation based in Bellevue, Washington ("Pacific Financial"), which was acquired by Walnut in January 1998, and Inland Financial Corporation, a Washington corporation based in Spokane, Washington ("Inland Financial"), which was acquired by Walnut in October 1998. Inland Financial and Pacific Financial are principally engaged in providing receivables-based commercial financing and related fee-based credit, collection and management information services to small and medium-sized businesses. Inland Financial and Pacific Financial generally provide financing to their clients by purchasing accounts receivable owed to the clients by the clients' customers. Inland Financial and Pacific Financial also provide financing by guaranteeing amounts due under letters of credit issued to their clients which are collateralized by accounts receivable and other assets and provide equipment and inventory financing to some of their factoring clients.

TOWER HILL

         Tower Hill, a broker-dealer registered with and regulated by the National Association of Securities Dealers ("NASD"), provides investment banking services to early-stage to post-IPO Internet and new media businesses. These services include initiating, advising on and implementing private placements of equity and debt, corporate restructurings, recapitalizations and refinancings, mergers and acquisitions, sales and divestitures, and strategic alliances and joint ventures. Tower Hill also provides public offering advisory services, valuations and fairness opinions, and industry and competitive research analysis. Tower Hill aims to provide each client with quality solutions to achieve its strategic objectives, to assist the client with the implementation and execution of transactions and strategic initiatives and, ultimately, to enhance each client's long-term shareholder value.

         Tower Hill conducts its activities from offices located in New York City. In addition, Tower Hill recently expanded its geographical coverage and presence by establishing a representative presence in Israel.

         The principal executive offices of Tower Hill are located at 650 Madison Avenue, 21st Floor, New York, New York, 10022, and its phone number is
(212) 223-0440.

THCG

         THCG is a Delaware corporation and a wholly-owned subsidiary of Walnut that was formed for the purpose of facilitating the Mergers.

NEWCO

         Newco is a New York corporation and a wholly-owned subsidiary of THCG that was formed for the purpose of facilitating the Mergers.


MEETING INFORMATION

         This Proxy Statement is being furnished to stockholders of Walnut in connection with the solicitation of proxies by the Board of Directors of Walnut for use at the Special Meeting to be held [time and place info], and at any postponement or adjournment of the Special Meeting.

         Only holders of record of Walnut Common Stock at the close of business on [record date] are entitled to notice of and to vote at the Special Meeting.


THE MERGERS

MERGER 1

         In Merger 1, Walnut is to merge with and into THCG, with THCG continuing as the surviving corporation under the name "THCG, Inc." Merger 1 shall become effective (the "First Effective Time") upon the proper filing of articles of merger with the Utah Department of Commerce, Division of Corporations and Commercial Codes and a certificate of merger with the Delaware Secretary of State. At the First Effective Time, each share of Walnut Common Stock issued and outstanding immediately prior to the effective time of Merger 1 is to be automatically converted into one share of THCG Common Stock. The purpose of Merger 1 is to reincorporate Walnut as a Delaware Corporation. For a further discussion of Merger 1, see "THE MERGER AGREEMENT--General Description."

MERGER 2

         In Merger 2, Newco is to merge with and into Tower Hill, with Tower Hill continuing as the surviving corporation and a wholly-owned subsidiary of THCG under the name "Tower Hill Securities, Inc." Merger 2 shall become effective (the "Second Effective Time," and together with the First Effective Time, the "Effective Time of the Mergers") upon the proper filing of a certificate of merger with the New York Secretary of State. At the effective time of Merger 2 (the "Second Effective Time" and, together with the First Effective Time, the "Effective Time of the Mergers"), each share of common stock of Newco, par value $0.10 per share (the "Newco Common Stock"), is to be automatically converted into one share of common stock of Tower Hill, par value $0.10 per share ("Tower Hill Common Stock"), and each share of Tower Hill Common Stock issued and outstanding immediately prior to the Second Effective Time is to be converted into the right to receive 37,228.145 shares of THCG Common Stock plus additional shares as described in the Merger Agreement. As a result of Merger 2, the former stockholders of Tower Hill will own approximately 39% of the THCG Common Stock outstanding after Merger 2, after taking into account the Capital Investment (assuming 3,000,000 shares are issued in the Capital Investment and excluding options and warrants). For a further discussion of Merger 2, see "THE MERGER AGREEMENT--General Description."

CONSIDERATION TO BE RECEIVED IN THE MERGERS

         In Merger 1, the stockholders of Walnut will receive one share of THCG Common Stock for each share of Walnut Common Stock held by them.

         In Merger 2, the stockholders of Tower Hill will receive 37,228.145 shares of THCG Common Stock for each share held by them. Additional shares may be issued to the stockholders of Tower Hill as described in the Merger Agreement.

REPRESENTATIONS AND WARRANTIES

         Each of Walnut, THCG and Newco, on the one hand, and Tower Hill, on the other hand, has made certain customary representations and warranties in the Merger Agreement relating to such matters as (a) corporate organization; (b) capital structure; (c) financial statements; (d) compliance with laws; and (e) title to and condition of assets, along with other matters. None of these representations and warranties will survive the closing of the Merger
Agreement. For a further description of these representations and warranties, see "THE MERGER AGREEMENT -- Representations and Warranties."

COVENANTS

         Each of Walnut and Tower Hill made certain covenants in the Merger Agreement relating to the conduct of their respective businesses prior to the Mergers.

         In addition, Walnut has made numerous covenants to use its commercially reasonable efforts to effect certain transactions prior to the closing of the Merger Agreement, provided that, to the extent necessary, the BDC
Deregistration has been effected:

         - The deregistration of Walnut, Walnut Capital, Walnut Funds and Universal Bridge as BDCs under the 1940 Act;

         -    The completion of the Capital Investment;

         - The completion of the Debt Conversion and the Compensation Satisfaction;

         -    The completion of the Compensation Satisfaction;

         - The sale by Walnut to Mr. Burton Kanter, and the purchase by Mr. Burton Kanter from Walnut, of any and all rights Walnut or its subsidiaries may have under its United Airlines PassPlus Program for a purchase price of $5,000, payable in cash;

         - The dissolution by Universal Bridge of UPLP following the UPLP Acquisition;

         - The relinquishment by Walnut Capital of its license from the SBA to operate as an SBIC;

         - The termination of the oral sublease between Walnut and Windy City, Inc., an affiliate of Walnut ("Windy City"), for premises located in Vienna, Virginia;

         - The entering into of consulting agreements between (a) Chicago Advisory Group and Inland Financial and (b) Windy City and THCG;

         - The submission for stockholder approval by Walnut of the THCG Stock Incentive Plan, and subject to stockholder approval of the THCG Stock Incentive Plan, the consummation of the Mergers, and, if required, the effectiveness of the BDC Deregistration, the grant of options to purchase up to 1,250,000 shares of THCG Common Stock to certain officers, directors and employees of Walnut and certain principals and officers of Tower Hill;

         - The purchase by Walnut of outstanding options to purchase Walnut Common Stock held by certain officers and directors of Walnut;

         - The consent and acknowledgment of certain executive officers of Walnut that the sole benefit to which they are entitled under Walnut's Management Incentive Plan, is a cash bonus not to exceed $90,000, in the aggregate;

         - The approval of the listing of the THCG Common Stock on the Nasdaq National Market; and

         - Upon the later to occur of (a) the approval of the Merger by Walnut's stockholders or (b) the issuance by the SEC of a notice of an application for deregistration under Section 8(f) of the 1940 Act, the sale by Walnut of its marketable securities and the revaluation of its portfolio of non-marketable securities, as appropriate.

In addition, Tower Hill has made certain covenants to effect the following matters:

         - To use commercially reasonable efforts to cause Joseph D. Mark, Shai Novik and Adi Raviv, who are the current principals and officers of Tower Hill, to enter into employment agreements with THCG;

         - The consent of Shai Novik to the cancellation of options to purchase Tower Hill Common Stock held by him;

         - The redemption or cancellation of all outstanding shares of preferred stock of Tower Hill;

         - The creation by Tower Hill of a wholly-owned subsidiary in the form of a limited liability company ("Tower Hill LLC") and (a) the contribution by Tower Hill of its portfolio of investment securities to Tower Hill LLC, (b) the merger of Walnut Capital, Walnut Funds and Universal Bridge with and into Tower Hill LLC; and (c) if necessary in connection with the BDC Deregistration, the dividend by Tower Hill of its membership interest in Tower Hill LLC to THCG;

         - The amendment of the organizational documents of Tower Hill Capital Group, LLC, a New York limited liability company owned by the principals of Tower Hill, such that its name will no longer include the words "Tower Hill;" and

         - The receipt by Adi Raviv of waivers from each of the stockholders of Softwatch Ltd., permitting Mr. Raviv to transfer shares of Softwatch to Tower Hill for a purchase price that includes a component of debt forgiveness, provided, that if such waivers cannot be obtained, the cash component of the purchase price of the Softwatch shares shall remain an asset of Tower Hill and Tower Hill shall forgive Mr. Raviv's indebtedness to Tower Hill.

The covenants of Walnut and Tower Hill are discussed further in the Proxy Statement under "THE MERGER AGREEMENT--Covenants."

CONDITIONS TO CONSUMMATION OF THE MERGERS

         The respective obligations of the parties to consummate the Mergers are subject to numerous conditions, including stockholder approval of the Merger Agreement and the transactions contemplated thereby. In particular, Tower Hill's obligation to consummate Merger 2 is contingent not only on the consummation of Merger 1, but also on the satisfaction of the covenants of Walnut and THCG to effect the transactions related to the Mergers, including the Capital Investment, the Debt Conversion, the Compensation Satisfaction, the UPLP Acquisition, the BDC Deregistration and the adoption of the THCG Stock Incentive Plan. Certain of these conditions are described further under the discussions of Proposals II through VI in this Proxy Statement.

TERMINATION

         The Merger Agreement may be terminated prior to the effective time of the Mergers as follows: (a) by the mutual written consent of Walnut and Tower Hill; (b) by either Walnut or Tower Hill, if the Mergers have not become effective on or before December 31, 1999, subject to certain conditions as provided in the Merger Agreement; (c) by either Walnut or Tower Hill, if any court or other governmental entity has issued a final order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement and such order, decree or ruling has become final and nonappealable; (d) by either Walnut or Tower Hill, if the Merger Agreement, or any of the related matters submitted to the vote of the Walnut stockholders fails to receive the requisite vote for adoption at the Special Meeting, unless Tower Hill waives such requirement in writing; (e) by Tower Hill, in the event of an uncured, material breach by Walnut, THCG or Newco of any material representation, warranty or covenant in the Merger Agreement; (f) by Walnut, in the event of an uncured, material breach by Tower Hill of any material representation, warranty or covenant in the Merger Agreement; or (g) by Walnut, if, prior to the date on which the Walnut stockholders vote on the Merger Agreement, the Board of Directors of Walnut approves a merger, liquidation, recapitalization, consolidation, acquisition or other business combination involving Walnut, which a majority of the members of the board, including a majority of the members of the board who are not employed or retained as a consultant by Walnut or any of its subsidiaries, has determined in good faith and on a reasonable basis, after consultation with Walnut's outside counsel and financial advisors (i) to be more favorable to Walnut and its stockholders from a financial point of view than the transactions contemplated by the Merger Agreement; (ii) is reasonably likely to be consummated without undue delay; and (iii) would result in a breach of fiduciary duties of Walnut's Board of Directors under applicable law if not approved. In the event of a termination pursuant to clause (g) of the preceding sentence, Walnut shall pay to Tower Hill a termination fee of $500,000 and shall reimburse Tower Hill for all reasonable out-of-pocket fees and expenses, up to $300,000, incurred in connection with the Merger Agreement.

CERTAIN EFFECTS OF THE MERGERS

         Upon consummation of Merger 1, (a) the separate corporate existence of Walnut will cease and THCG will continue as the surviving corporation; (b) each issued and outstanding share of Walnut Common Stock will be converted into one share of THCG Common Stock; (c) each issued and outstanding share of THCG Common Stock held by Walnut will be cancelled and retired and cease to exist, without any conversion thereof; (d) certain outstanding options to purchase shares of Walnut Common Stock will be repurchased and certain outstanding options to purchase shares of Walnut Common Stock and the Class A Warrants to purchase shares of Walnut Common Stock will be assumed by THCG and converted into options or warrants, as appropriate, to purchase shares of THCG Common Stock on substantially the same terms and conditions as in effect immediately prior to the First Effective Time; (e) the certificate of incorporation of THCG, as in effect immediately prior to the First Effective Time, will be the certificate of incorporation of the surviving corporation; (f) the by-laws of THCG, as in effect immediately prior to the First Effective Time, will be the by-laws of the surviving corporation; (g) the directors of THCG immediately preceding the First Effective Time will be the initial directors and officers of the surviving corporation and such directors will fill vacancies in the board as provided in the Merger Agreement; and (h) the officers of THCG immediately preceding the First Effective Time shall become the officers of the surviving corporation until the Second Effective Time, at which time they shall resign and be replaced by Joseph D. Mark, Adi Raviv and Shai Novik. The effect of these changes, as well as changes resulting from the change in Walnut's domicile from Utah to Delaware, are discussed further under "THE MERGER AGREEMENT--Comparison of Rights of Holders of Walnut Common Stock before and after the Mergers" and "--Management of THCG Following the Mergers."

         Upon consummation of Merger 2, (a) the separate corporate existence of Newco will cease and Tower Hill will continue as the surviving corporation and a wholly-owned subsidiary of THCG; (b) each issued and outstanding share of Newco Common Stock will be converted into one share of Tower Hill Common Stock; (c) each issued and outstanding share of Tower Hill Common Stock will be converted into 37,228.145 shares of THCG Common Stock plus additional shares as provided in the Merger Agreement; (d) each outstanding option to purchase shares of Tower Hill Common Stock that is held by Shai Novik will be canceled, with the intent that Shai Novik shall receive a grant of 372,281.45 restricted shares of THCG Common Stock under the THCG Stock Incentive Plan; (e) the certificate of incorporation of Tower Hill, as in effect immediately prior to the Second Effective Time, will be the certificate of incorporation of the surviving corporation; (f) the by-laws of Tower Hill, as in effect immediately prior to the Second Effective Time, will be the by-laws of the surviving corporation; (g) the directors and officers of Tower Hill immediately preceding the Second Effective Time will be the directors and officers of the surviving corporation; and (h) an aggregate of 1,250,000 options to purchase THCG Common Stock will be issued to the current officers and directors of Walnut and Tower Hill.

VOTING AGREEMENT

         As a condition to entering into the Merger Agreement, Tower Hill required that the Principal Walnut Stockholders execute the Voting Agreement with Tower Hill. In the Voting Agreement, each Principal Walnut

Stockholder (each of which is an entity affiliated with an officer or director of Walnut) agreed to vote its shares in favor of the Merger Agreement and the transactions contemplated therein, including the Merger.

OPINION OF FINANCIAL ADVISOR

         Gruntal & Co., L.L.C. ("Gruntal"), Walnut's financial advisor, has rendered its opinion to Walnut's Board of Directors that the aggregate consideration to be paid by Walnut in connection with the Mergers is fair to Walnut's stockholders from a financial point of view. This opinion (a copy of which is attached to this Proxy Statement as Appendix B) should be read in its entirety with respect to the assumptions made, matters considered and the limits of the review undertaken by Gruntal in rendering such opinion. See "OPINION OF FINANCIAL ADVISOR."

RIGHTS OF DISSENTING STOCKHOLDERS

         Under Utah law, stockholders of Walnut are not entitled to dissenter's rights of appraisal in connection with Merger 1. Under Delaware Law, there are no dissenter's rights in connection with the issuance of THCG Common Stock in Merger 2.

ACCOUNTING TREATMENT OF THE MERGERS

         The Mergers will be accounted for as a "purchase" transaction, as a reverse acquisition.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

         Each Merger will constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986 as currently in effect (the "Code"). Certain tax consequences of the Mergers are discussed further under "CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS." Stockholders are urged to consult their own tax advisors to consider the particular tax consequences of the Mergers to them.

FINANCIAL DATA

         The consolidated historical balance sheets of Walnut and Tower Hill, as well as pro forma financial information of the combined company after giving effect to the Mergers, are contained in this Proxy Statement beginning on page F-1.


THE BDC DEREGISTRATION

         Under the Merger Agreement, as a condition precedent to the consummation of the Mergers, Walnut will file with the SEC an application for an order pursuant to Section 8(f) of the 1940 Act (the "8(f) Application"), the purpose of which is to deregister Walnut, Walnut Capital, Walnut Funds and Universal Bridge as BDCs under the 1940 Act. Following such deregistration, THCG will conduct business as an operating company and does not intend to be subject to the 1940 Act, and Walnut Capital, Walnut Funds and Universal Bridge will merge with and into Tower Hill LLC in an effort to consolidate all of THCG's portfolio investments into one entity. For a further discussion of the BDC Deregistration, see "PROPOSAL II -- APPROVAL OF THE BDC DEREGISTRATION."


THE CAPITAL INVESTMENT

         Under the Merger Agreement, as a condition precedent to the consummation of the Mergers, Walnut has agreed to use its commercially reasonable efforts to issue at least 1,500,000 and up to 3,000,000 shares of Walnut Common Stock at $2.00 per share in a private placement transaction for cash to an investor group, consisting solely of accredited investors, which Walnut Common Stock will subsequently be converted into THCG Common Stock at the First Effective Time. As a result of the Capital Investment, the investor group will own approximately [28.7%] of the THCG Common Stock outstanding immediately following the Second Effective Time if 3,000,000 shares are issued in connection with the Capital Investment, and [16.7%] if 1,500,000 shares are issued in connection with the Capital Investment (in each case excluding any options or warrants). For a further discussion of the Capital Investment, see "PROPOSAL III -- APPROVAL OF THE CAPITAL INVESTMENT."


THE DEBT CONVERSION AND COMPENSATION SATISFACTION

         Under the Merger Agreement, as a condition precedent to the consummation of the Mergers, Walnut has agreed to use its commercially reasonable efforts to convert certain indebtedness and accrued liabilities, including certain indebtedness owing to affiliates, in the aggregate principal amount of $1,093,000 (plus any interest accrued thereon) and certain accrued compensation owed to Burton W. Kanter, into cash or shares of Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill. For a further discussion of the Debt Conversion and the Compensation Satisfaction, see "PROPOSAL IV -- APPROVAL OF THE DEBT CONVERSION AND THE COMPENSATION SATISFACTION."


THE UPLP ACQUISITION

         Under the Merger Agreement, as a condition precedent to the consummation of the Mergers, Walnut has agreed to use its commercially reasonable efforts to cause Universal Bridge to acquire the remaining 17% of the outstanding limited partnership interests of UPLP in exchange for an amount equal to the net book value thereof and 50% of the outstanding general partnership interests of UPLP for up to $134,000, in each case for cash or Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill, and to subsequently dissolve UPLP. For a further discussion of the UPLP Acquisition, see "PROPOSAL V -- APPROVAL OF THE UPLP ACQUISITION."


THE THCG STOCK INCENTIVE PLAN

         Under the Merger Agreement, Walnut has agreed, prior to the First Effective Time, to adopt, subject to the approval by Walnut stockholders, a stock incentive plan, subject to the approval of the stock incentive plan by the Walnut stockholders, providing for the issuance of incentive awards covering up to 2,250,000 shares of THCG Common Stock and upon the consummation of the Mergers and the effectiveness of the BDC Deregistration, to grant options to purchase up to 1,250,000 shares of THCG Common Stock to certain officers, directors and employees of Walnut and certain principals and officers of Tower Hill. For a further discussion of the THCG Stock Incentive Plan, see "PROPOSAL VI -- APPROVAL OF THE THCG STOCK INCENTIVE PLAN."

                                  RISK FACTORS

     Walnut stockholders should carefully consider, among other things, the following risk factors before voting on the proposals set forth in this Proxy Statement.

CONFLICTS OF INTEREST OF CERTAIN CURRENT AND PROPOSED DIRECTORS AND EXECUTIVE OFFICERS

     There are several conflicts of interest relating to the transactions proposed in this Proxy Statement because certain members of Walnut's current Board of Directors have certain interests in, and will receive certain benefits from, those transactions that are in addition to the interests of and benefits to be received by the Walnut stockholders in general. For example, three of the current executive officers and board members of Walnut have been guaranteed representation on THCG's Board of Directors, and certain entities affiliated with executive officers of Walnut will enter into consulting agreements in connection with the Mergers. Further, in connection with Merger 1, THCG has agreed to continue directors' and officers' insurance coverage of those persons who are currently covered by Walnut's directors' and officers' liability insurance for a period of three years after the First Effective Time. See "THE MERGER AGREEMENT--Interests of Certain Persons in the Mergers" and "--Covenants--Indemnification and Insurance."

     In addition, pursuant to the Merger Agreement, Walnut has agreed to convert certain debts and accrued liabilities of Walnut and its subsidiaries, and liabilities owing to certain affiliates of Walnut, into cash or Walnut Common Stock valued at $2.00 per share and to satisfy the accrued compensation of Burton W. Kanter, the Chairman of Walnut with cash or Walnut Common Stock valued at $2.00 per share. See "THE MERGER AGREEMENT--Related Transactions and Undertakings" and "PROPOSAL III--APPROVAL OF THE DEBT CONVERSION AND THE COMPENSATION SATISFACTION."

CONCENTRATION OF SHARE OWNERSHIP

     Immediately following the transactions discussed in this Proxy Statement, the two current Tower Hill stockholders will collectively beneficially own approximately 37% of the issued and outstanding shares of THCG Common Stock (assuming the issuance of 3,000,000 shares in the Capital Investment). In addition, Shai Novik, an employee of Tower Hill, will receive 372,281.45 restricted shares of THCG Common Stock in connection with Merger 2. His receipt of these shares will result in the ownership by former principals and employees of Tower Hill of 39% of the THCG Common Stock after consummation of the Mergers, the Capital Investment and the other transactions contemplated by the Merger Agreement (assuming the issuance of 3,000,000 shares in the Capital Investment). Accordingly, following the consummation of the Mergers, a large block of the THCG Common Stock will be held by a small number of individuals. As a result, current Walnut stockholders will experience substantial dilution of their voting power with respect to matters submitted to THCG's stockholders for approval.

POTENTIAL ADVERSE EFFECTS OF COMBINING OPERATIONS

     Walnut's Board of Directors elected to approve the Merger Agreement with the expectation that the Mergers will result in a number of benefits to Walnut, including operating efficiencies, revenue enhancements and other synergies. However, as a result of the Mergers, the management of the combined company will be faced with unfamiliar business issues. Following the consummation of the Mergers, Walnut's business will change from that of a BDC under the 1940 Act to that of an operating company. In addition, pursuant to Merger 2, Tower Hill, which will continue to operate as a broker-dealer under the rules of NASD, will become a wholly-owned subsidiary of THCG, adding a new business line to THCG. Furthermore, the current management of Tower Hill, all of whom will take on management positions with THCG upon consummation of Merger 2, have no experience with Walnut's current business lines, including its financing and investment operations. While the consulting agreements to be entered into between THCG and Windy City (an entity of which Joel S. Kanter, the President and Chief Executive Officer of Walnut, is president) and between Inland Financial and Chicago Advisory Group (an entity of which Robert Mauer, the Chief Financial Officer and Treasurer of Walnut, is an employee) will give the new management of THCG some assistance with learning Walnut's current business, these consulting agreements will expire after twelve months unless renewed, and there is no assurance that they will be renewed. Therefore, in addition to the standard integration problems that may arise as the entities' operations are combined (discussed below), the management of the combined company may have to spend significant amounts of time learning the basic operations of the various business lines. The failure to familiarize themselves with the changes in the nature of the business could have a material adverse effect on the business, financial condition and operations of the combined company following the Mergers.

         In addition, integrating the operations and personnel of Tower Hill into Walnut will be a complex process, and there can be no assurance that costs or other factors associated with the integration of Tower Hill and Walnut will not adversely effect future combined results of operations. The diversion of management's attention and any difficulties encountered in the process of combining the companies could cause the disruption of, or a loss of momentum in, the activities of the combined company's business. Additionally, the integration of the separate business enterprises may cause substantial fluctuations in the operating results of the combined company for the foreseeable future. The inability to successfully integrate the operations and personnel of the companies, or any significant delay in achieving integration, could have a material adverse effect on the combined company's business.

INABILITY TO ACCURATELY PREDICT TRANSACTION COSTS

         Walnut's Board of Directors estimates that, as a result of the Mergers, Walnut will incur transaction costs of between $600,000 and $1,000,000, including Nasdaq National Market listing fees, fees in connection with obtaining the fairness opinion discussed below and legal and accounting fees. Walnut will be forced to bear most of these costs whether or not the transactions contemplated by the Merger Agreement are consummated. In addition, the combined company will incur significant consolidation and integration expenses which cannot be accurately estimated at this time. The amount of the transaction costs is a preliminary estimate and is subject to change. Actual transaction costs may substantially exceed the initial estimates, and, when combined with the expenses incurred in connection with the consolidation and integration of the companies, could have an adverse effect on the financial condition and operating results of the combined company.

CHANGES IN SENIOR MANAGEMENT AND CONTROL OF BOARD OF DIRECTORS

         Upon consummation of the Mergers, Joseph D. Mark and Adi Raviv will become the Co-Chief Executive Officers and directors of THCG. Each of such individuals is an affiliate of Tower Hill and is not currently an officer, director or employee of Walnut and as such has had no experience with the operations of Walnut. As a result of their positions within THCG, these individuals will have substantial influence and control over matters to be considered by THCG's Board of Directors and as to those matters that the Board of Directors determines to submit to the stockholders for consideration. In addition, as Co-Chief Executive Officers, these individuals will have substantial influence over the combined company's day-to-day operations.

LIMITATIONS ON CHANGES IN CONTROL

         Following the consummation of the transactions discussed in this Proxy Statement, the bylaws and articles of incorporation of the combined company will contain a number of provisions that may limit the ability of outside parties to acquire control of the combined company. Commencing at the Second Effective Time, THCG will have a staggered board of directors, with three classes of directors. The terms of the first, second and third classes will expire in the years 2000, 2001 and 2002, respectively. Board members for each class will be chosen for a three-year term upon the expiration of the term of the then-current class, beginning in 2000. The staggered terms for board members may affect stockholders' ability to affect a change in control of THCG, even if a change in control would be in the best interests of the combined company. Further, the Principal Walnut Stockholders have entered into the Voting Agreement, pursuant to which they have agreed not to transfer their shares of THCG Common Stock for a period of twelve months after the Second Effective Time, subject to certain exceptions. In addition, THCG will be subject to the Delaware General Corporation Law, certain provisions of which prohibit a publicly-held Delaware corporation from engaging in a broad range of business combinations with a person who, together with affiliates and associates, owns 15% or more of a corporation's common stock for three years after the person becomes a 15% stockholder, unless the business combination is approved in a prescribed manner. Those provisions could discourage or make more difficult a merger, tender offer or similar transaction involving THCG.

NO DIVIDENDS

         Walnut has never declared or paid a cash dividend on the Walnut Common Stock. It is not anticipated that any cash dividends will be paid on the THCG Common Stock in the near or foreseeable future.

AVAILABILITY OF SIGNIFICANT AMOUNTS OF THCG COMMON STOCK FOR SALE

         Between approximately 3,000,000 and 4,025,000 shares of Walnut Common Stock may be issued in connection with the Capital Investment, the Debt Conversion, the Compensation Satisfaction and the UPLP Acquisition. These shares will be converted into shares of THCG Common Stock in Merger 1. Approximately 4,095,096 shares of THCG Common Stock will be issued in connection with Merger
2. Many of these shares will be eligible for resale in the public market one year after they are issued, subject to certain restrictions, including lock-up agreements and manner-of-sale restrictions under Rule 144 of the Securities Act, and substantially all of these shares will be eligible for resale without significant restriction two years after they are issued. The sale of a significant portion of these shares could have a material adverse effect on the market price of the THCG Common Stock. In addition, the [3,350,533] shares of THCG Common Stock to be issued to the current stockholders of Walnut in Merger 1 will be freely tradeable, other than certain shares subject to the Voting Agreement and certain shares held by affiliates of THCG, which will be subject to the resale restrictions of Rule 144.

SALE OF WALNUT COMMON STOCK BELOW CURRENT NET ASSET VALUE

         Certain transactions related to the Mergers, including the Capital Investment, the Debt Conversion, the Compensation Satisfaction and the UPLP Acquisition, may involve the issuance of Walnut Common Stock for $2.00 per share. The net asset value of the Walnut Common Stock as of June 30, 1999 is $2.54 per share. Given the nature of Walnut's assets, which consist primarily of publicly traded securities and private securities, it is not possible to predict the net asset value of the Walnut Common Stock as of the First or Second Effective Times. Therefore, these transactions may involve the sale of stock for a price below current net asset value. Although the Walnut Board of Directors believes that $2.00 fairly represents the market value of the Walnut Common Stock, selling the shares below net asset value may increase the dilutive effect of the issuance of the Walnut Common Stock on the current Walnut stockholders.

DEPENDENCE ON KEY PERSONNEL

         Following the Mergers, THCG will be highly dependent on the services of its executive officers and other key personnel. Attracting and retaining qualified personnel is critical to THCG's business plan. Should THCG be unable to attract and retain the qualified personnel necessary, its ability to implement its business plan would be limited. Although Joseph D. Mark, Adi Raviv and Shai Novik will enter into employment agreements with THCG pursuant to the Merger Agreement, these employment agreements may be terminated by them under certain circumstances (see "INTERESTS OF CERTAIN PERSONS IN THE MERGERS -- Employment Agreements").

LIMITED OPERATING HISTORY

         Tower Hill has a limited operating history, having been acquired by its principals in April 1998, and its management, while consisting of experienced investment bankers, has no experience managing a public company.

UNCERTAINTY OF THE INDUSTRY

         Tower Hill specializes in advising Internet and new media companies. A substantial portion of the fees earned by Tower Hill for its financial advice and advisory services is payable in securities, which, given the relative newness of the Internet and new media markets, may or may not have value in the future. In determining the consideration paid in Merger 2, the Walnut Board considered the value of Tower Hill's portfolio of securities; however, the values assigned to these securities, given the uncertainties involved, are necessarily difficult to determine accurately. In addition, the Internet and new media markets are extremely competitive, and Tower Hill may have to compete with large investment banks with significantly more resources than those available to Tower Hill.

NASD REGULATION OF TOWER HILL

         After the Mergers, Tower Hill will continue to be a registered broker-dealer and member of the NASD. As a result, Tower Hill, its principals, registered representatives and other associated persons must comply with applicable federal and state securities laws, rules and regulations, and with the rules of the NASD. Broker-dealers are subject to regulations which cover all aspects of the securities business, including sales methods, trade practices, capital structure, record keeping and conduct of directors, officers and employees. In addition, Tower Hill is required to maintain a minimum regulatory net capital and a specified ratio of aggregate indebtedness to net capital. The failure to comply with, or adverse changes in, the laws or regulations to which Tower Hill's business is subject, or adverse changes in the interpretation thereof, could have a material adverse effect on Tower Hill's business. See "BUSINESS OF TOWER HILL -- Government Regulation."

                                   PROPOSAL I
          APPROVAL OF THE AGREEMENT AND PLANS OF MERGER AND THE MERGERS

         Stockholders are being asked to consider and vote upon a proposal to approve the Merger Agreement by and between Walnut and THCG and by and among THCG, Newco and Tower Hill and to approve the merger of Walnut into THCG and the issuance of shares of THCG Common Stock in connection with the subsequent merger of Newco into Tower Hill.

         Under the Merger Agreement, Walnut will be merged with and into THCG on the terms and conditions contained therein and in accordance with the Revised Business Corporation Act of the State of Utah (the "Utah BCA") and the General Corporation Law of the State of Delaware (the "Delaware GCL").

         Following the consummation of Merger 1, and upon the satisfaction of certain conditions, Newco will be merged with and into Tower Hill on the terms and conditions contained therein and in accordance with the Business Corporation Law of the State of New York (the "New York BCL").

         The Utah BCA requires shareholder approval of Merger 1. Under the Utah BCA, when a parent corporation merges into a subsidiary corporation, with the subsidiary continuing as the surviving corporation, the plan of merger must be approved by a majority of all the votes entitled to be cast on the plan.

         Under the Delaware GCL, Merger 2 does not require approval by the stockholders of THCG. However, the corporate governance rules of the Nasdaq National Market, on which the THCG Common Stock is to be listed and traded, require majority stockholder approval of the sale or issuance of common stock, when (among other circumstances) (1) the sale or issuance will result in a change of control of the issuer or (2) the sale or issuance of common stock (or securities convertible into or exchangeable for common stock) takes place in connection with the acquisition of another company and is equal to or in excess of (a) 20% of the voting power outstanding before the issuance or (b) 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Merger 2 involves the issuance of 4,095,096 shares of THCG Common Stock, which is in excess of 20% of the shares issued and outstanding immediately prior to Merger 2 and the Capital Investment. Therefore, the issuance of stock in connection with Merger 2 requires approval by the stockholders of THCG holding a majority of its outstanding shares entitled to vote. In addition, the 1940 Act requires approval by both the holders of a majority of outstanding voting securities and approval by the holders of a majority of outstanding voting securities that are not held by affiliated persons, of any issuance of stock for less than the current net asset value of such stock. As of June 30, 1999, Walnut had net assets applicable to outstanding common shares of $8,510,353.82, and had 3,350,533 shares outstanding, yielding a net asset value of $2.54 per share. Because the shares issued in connection with Merger 2 will be valued at $2.00 per share, this transaction requires approval under the 1940 Act.

         If the Merger Agreement and the Mergers are approved by the requisite stockholder vote, Walnut intends to consummate the Mergers as soon as practicable thereafter. However, if any of Proposals II-VI contained in this Proxy Statement is not approved by the requisite stockholder vote, conditions precedent to the consummation of the Mergers will be unable to be fulfilled, and, as a result, Walnut will not consummate the Mergers unless such conditions are waived by Tower Hill. See "THE MERGER AGREEMENT--Covenants" and "--Conditions to Consummation of the Mergers."

         The following discussion is an attempt to summarize the principal components of the Merger Agreement but does not purport to be an exhaustive discussion of all of the terms of the Merger Agreement. The discussion contained in this Proxy Statement is qualified in its entirety by reference to the Merger Agreement and the exhibits and schedules thereto.

BUSINESS OF WALNUT

GENERAL

         Walnut is a closed-end management investment company, which elected on October 15, 1997 to be regulated as a BDC under the 1940 Act. As such, Walnut is, among other requirements, required to invest at least 70% of its total assets in certain prescribed "Eligible Assets," which generally include securities of privately-held companies and cash items, government securities and high-quality short-term debt. Walnut has three primary business focuses: (1) investing in start-up and early stage development companies, (2) operating an investment vehicle that specializes in bridge financing to small to medium-sized companies and (3) providing accounts receivable-based commercial financing, or factoring, and related services to small and medium-sized businesses. Walnut's goal is to become a single source for the various financing needs of small- and medium-sized companies.

         Walnut currently engages in its investment business through its wholly-owned subsidiary, Walnut Capital. Walnut Capital was formed in 1980 for the purpose of operating as an SBIC under the SBIA and is subject to regulations promulgated by the SBA pursuant to the provisions of the SBIA. In the past, Walnut made investments through its wholly-owned subsidiary, Walnut Funds. Through its wholly-owned subsidiary, WGP Management, Inc., a Delaware corporation, Walnut Funds indirectly provides investment management services to Walnut Growth Partners Limited Partnership, an Illinois limited partnership, an investment fund. Walnut Growth did not make any investments in 1998 or 1999, and Walnut does not expect Walnut Growth to make any further investments.

         Walnut pursues its bridge financings through its wholly-owned subsidiary, Universal Bridge Fund. Universal Bridge owns 50% of the outstanding general partnership interests and approximately 83% of the outstanding limited partnership interests of UPLP.

         Walnut engages in its accounts receivable factoring business through its wholly-owned subsidiaries, Pacific Financial, which was acquired by Walnut in January 1998, and Inland Financial, which was acquired by Walnut in October 1998. Inland Financial and Pacific Financial are principally engaged in providing receivables-based commercial financing and related fee-based credit, collection and management information services. Inland Financial and Pacific Financial generally provide financing to their clients by purchasing accounts receivable owed to the clients by the clients' customers. Inland Financial and Pacific Financial also provide financing by guaranteeing amounts due under letters of credit issued to their clients which are collateralized by accounts receivable and other assets and provide equipment and inventory financing to some of their factoring clients.

         In addition to the foregoing primary businesses, Walnut operated a human resources and quality assurance consulting business through its wholly-owned subsidiary, Walnut Consulting, Inc., a Delaware corporation ("Walnut Consulting"), during 1997 and part of 1998. The operations of Walnut Consulting were not significant to the revenues of Walnut.

         Background. Walnut was organized under the laws of the State of Utah on June 26, 1984 under the name DNE Corporation. Walnut began its current existence on February 27, 1995, when the former shareholders of Walnut Capital acquired Walnut in a reverse acquisition (the "Business Combination") in which such shareholders exchanged all of their shares of Walnut Capital common stock for shares of Walnut's Common Stock. Prior to February 27, 1995, Walnut Capital was a privately held investment company managed by members of Walnut's current management.

         BDC Election. On October 15, 1997, Walnut and certain of its subsidiaries (Walnut Capital, Universal Bridge and Walnut Funds) elected to be regulated as BDCs as provided by the 1940 Act. Walnut may have inadvertently became subject to the requirements of the 1940 Act as a result of the Business Combination. After the date of the Business Combination, Walnut relied on the one-year safe harbor exemption provided by Rule 3a-2 under the 1940 Act from the registration, filing and operating requirements imposed by the 1940 Act. Walnut's one-year exemption period expired on February 27, 1996 and from such date Walnut may be deemed to have been an unregistered investment company. As a result, certain actions taken after the expiration of the one-year exemption period may have violated the 1940 Act.

         The transactions contemplated by the Merger Agreement are intended to result in Walnut's no longer being subject to the 1940 Act; however, Walnut cannot change the nature of its business so as to cease to be a BDC unless such change is approved by Walnut's stockholders in accordance with the 1940 Act.

         Reverse Stock Split. On January 22, 1999, Walnut effected a one-for-six reverse stock split (the "Reverse Stock Split") of the Walnut Common Stock, pursuant to shareholder approval granted at the annual meeting of the shareholders of Walnut held on January 20, 1999. Fractional shares held by any holder of Walnut Common Stock after aggregating all of such holder's shares were rounded up to the nearest whole share. Immediately following the effectiveness of the Reverse Stock Split, after giving effect to the rounding up of fractional shares, there were 3,350,533 issued and outstanding shares of Walnut Common Stock. All share amounts, price and other material terms described herein for the Walnut Common Stock and options and warrants exercisable therefor give effect to the Reverse Stock Split regardless of the date with respect to which such share amounts, price or other terms are being described.

         Presentation of Financial Information. Walnut has determined it is required to present its financial statements in accordance with generally accepted accounting principles and SEC regulations in the format applicable to investment companies. Walnut had previously reported its financial statements in accordance with generally accepted accounting principles and SEC rules and regulations applicable to operating companies. Accordingly, the financial information presented in this Proxy Statement for the years ended prior to December 31, 1997 has been restated in accordance with generally accepted accounting principles and SEC rules in the format applicable to investment companies which generally means that investments are reported at fair market value rather than cost, including wholly-owned subsidiaries. Because of such reporting requirements, the operating results of Inland Financial and Pacific Financial are not included in the consolidated operating results of Walnut and instead Walnut reports only the fair value of its investments in such companies. Similarly, Walnut reports only the fair value of its investment in UPLP.

WALNUT CAPITAL

         Walnut Capital was incorporated on September 18, 1980 and maintains offices in Chicago, Illinois and Vienna, Virginia. Since 1984, Walnut Capital has invested in more than 100 start-up and early stage development companies. Each company in which an investment is made is a "portfolio company". Once an investment is made, Walnut Capital's principal objective is to assist the management of the portfolio company by utilizing the extensive experience and breadth of professional contacts of Walnut Capital's officers and directors. Walnut Capital takes an active approach toward assisting a portfolio company's management to meet and exceed business objectives in order to enhance the potential return on Walnut Capital's investment. Walnut Capital's officers and directors maintain contacts throughout the U.S. and international business and financial communities and are dedicated to introducing the management of portfolio companies to additional business contacts and sources of financing. Walnut Capital's officers and directors provide extensive technical, operational and managerial assistance in a wide variety of industries, and maintain an array of sales and marketing contacts in the domestic and international business communities.

         Walnut Capital does not maintain a specific investment policy to guide its investment choices. Rather, Walnut Capital's officers and directors review investment opportunities and, in collaborative fashion, seek to identify and select the best among them. However, Walnut Capital, as a BDC, may not acquire any asset other than "Eligible Assets" unless, at the time the acquisition is made, Eligible Assets represent at least 70% of Walnut's total assets (other than certain assets necessary for its operation, such as office furniture, equipment and facilities). See "THE BUSINESS OF WALNUT--BDC Regulation for a description of "Eligible Assets." In general, Walnut Capital seeks to maintain a diversified portfolio of companies from various industries and various geographic locations. Walnut Capital also seeks to invest in companies with original or exclusive technology or expertise, and in companies that have the potential for revenue and earnings growth sufficient to become a candidate for a public offering within five years. Accordingly, Walnut Capital's portfolio companies are located throughout the United States and in numerous industries. Initial investment amounts range from $100,000 to $750,000, and may take the form of debt, equity or some combination thereof. The amount currently invested in each such company ranges from $100,000 to approximately $1,000,000 and takes the form indicated in the chart below.

         Walnut Capital has the contractual right to appoint a member of, or an observer to, the boards of directors of a number of such companies. In addition, Walnut Capital currently has a representative on the board of directors of an additional number of such companies although Walnut Capital has no contractual right to continue such representation. Walnut Capital's representative on the board of directors of a portfolio company may receive options to purchase securities of the portfolio company if such options are provided pursuant to a plan covering all directors. There can be no assurance that Walnut Capital's representative to the board of directors of such companies can influence or affect policy with respect to such companies or that said representative will continue to be elected to the boards of directors of such companies.

         As of June 30, 1999, Walnut Capital held equity securities with a fair market value of $11.0 million, with a cost basis of approximately $5.1 million, and as of such date, approximately $2.1 million of the fair market value of Walnut Capital's equity securities were concentrated in the health care industry. As of June 30, 1999, Walnut Capital's debt securities were valued at $23,000, with a cost basis of approximately $713,000.

UPLP

         UPLP was formed in 1993 and has invested approximately $5 million in portfolio companies since its inception. Walnut's wholly owned subsidiary, Universal Bridge, owns 50% of the outstanding general partnership interests and approximately 83% of the limited partnership interests of UPLP. The remaining 50% of the outstanding general partnership interests is indirectly owned by Windy City, Inc., an affiliate of Walnut. UPLP is an investment vehicle that specializes in bridge financing to small to medium-sized companies. UPLP targets investments that will provide significant return of capital from a known repayment source (such as a proposed initial public offering) within a six to eighteen month time frame.

         As of June 30, 1999, UPLP had a fair market value of $1.2 million in equity securities with a cost basis of $1.3 million. UPLP's debt securities are valued at $0.5 million with a cost basis of $0.9 million.

PACIFIC FINANCIAL AND INLAND FINANCIAL

         Walnut purchased 100% of the issued and outstanding capital stock of Pacific Financial in January 1998. Walnut acquired Inland Financial through reverse merger with a newly created subsidiary of Walnut on October 19, 1998. Both Inland Financial and Pacific Financial provide accounts receivable factoring services to small- and medium-sized businesses. Pacific Financial is based in the Seattle, Washington area. Inland Financial is based in Spokane, Washington.

         Inland Financial and Pacific Financial generally provide financing to their clients by purchasing accounts receivable owed to the clients by the clients' customers, usually on a non-recourse basis, as well as by guaranteeing amounts due under letters of credit issued to the clients which are collateralized by accounts receivable and other assets. The purchase of accounts receivable, or "factoring," earns a factoring fee, generally equal to 0.5% to 2% of the factored sales volume. No money is paid to the client at the time Inland Financial or Pacific Financial purchases the client's receivables. Instead, Inland Financial and Pacific Financial record a liability to the client on its books for the purchase price of the receivable. Generally, Inland Financial and Pacific Financial and the client notify the client's customer to make all payments on the receivable directly to Inland Financial or Pacific Financial. In most cases, a client's customers are other commercial entities and the client does not deal directly with individuals.

         Inland Financial and Pacific Financial also provide their clients with access to credit management, collection and information services, including certain computerized accounting services, as well as credit assurance. Inland and Pacific conduct credit checks on client's customers, analyze the information and make recommendations as to the amount of any credit to be extended. If Inland Financial or Pacific Financial approves the credit of the customer, in accordance with written guidelines established by Inland Financial and Pacific Financial, then Inland Financial or Pacific Financial will purchase the receivable for a fee and guarantee the collection of the receivable based solely on the customer's financial ability to pay the receivable. If the credit of the customer is not approved,

Inland Financial or Pacific Financial will purchase the receivable for a fee, but will not guarantee collection of the receivable.

         Inland Financial and Pacific Financial guarantee the collection of each client's pre-approved receivables or receivables from each client's customers with pre-approved credit lines. Payment for receivables which are credit-approved by the Inland Financial or Pacific Financial is made to the client after collection from the client's customer or, if the receivable is not paid based solely on the customer's financial inability to pay, payment is made to the client after an agreed upon period of time, usually 90 to 120 days after the due date of the receivable. Frequently, Inland Financial and Pacific Financial also advance funds to its clients prior to collection of receivables, charge interest on such advances (in addition to any factoring fees) and satisfy such advances from receivables collections. All payments to clients are reduced by amounts outstanding to Inland Financial and Pacific Financial, such as the factoring fee charged to the client or any outstanding advances to the client. Interest charged on such advances is generally equal to 1% to 4% over prime. Management believes that the generally short-term and floating rate characteristics of its advances and the floating rate of its financings result in minimal interest rate exposure.

         Inland Financial and Pacific Financial also provide equipment and inventory financing to some of their factoring clients and guarantee amounts due under letters of credit issued to their clients which are collateralized by accounts receivable and other assets.

WALNUT FUNDS

         Walnut Funds is the sole owner of the sole general partners of Walnut Growth and is the sole owner in an entity that provides investment management and other services to the general partner of Walnut Growth in consideration for management fees. The general partner is entitled to a portion of the gains on the investments made by Walnut Growth. Walnut Growth was formed in October 1996 to provide initial financing to early stage and small companies and has currently invested approximately $6.0 million. Walnut Growth did not make any investments in 1998 or thus far in 1999 and Walnut does not expect it to make any further investments.

WALNUT CONSULTING

         Walnut Consulting was formed in 1997 to provide various consulting services and discontinued its business in 1998. It had insignificant revenues during the period of its operations to date.

COMPETITION

         Each of Walnut Capital and UPLP engages in the business of investing in companies through debt and equity participation. Consequently, each of Walnut Capital and UPLP competes for investment opportunities with other venture capital companies, banks and other lenders and private investors. Many of such entities are significantly larger than Walnut and have greater resources. However, Walnut Capital and UPLP typically work directly with the management of portfolio companies and experience no direct competition once an initial investment has been made.

         Pacific Financial and Inland Financial compete with a small number of very large factoring companies operating nationally and a multitude of small companies generally operating on a local or regional basis. In addition to the greater traditional sources of financing available to larger factoring companies, many larger factoring companies also are able to participate in the securitization of factored advances collateralized by factored accounts receivable.

BDC REGULATION

         On October 15, 1997, each of Walnut, Walnut Capital, Walnut Funds and Universal Bridge elected to become regulated as BDCs under the 1940 Act. Being regulated as a BDC imposes certain limitations upon the operations of Walnut. Any discussion of the 1940 Act as it relates to BDCs contained in this Proxy Statement is qualified in its entirety by reference to the full text of the 1940 Act and the rules thereunder.

         Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. Such portfolio companies are termed "eligible portfolio companies." More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress;
(d) offer to extend significant managerial assistance to such eligible portfolio companies; (e) have a majority of directors who are not "interested persons" (as defined in the 1940 Act); and (f) file (or, under certain circumstances, intend to file) a proper notice of election with the SEC.

         An eligible portfolio company generally is a United States company that is not an investment company and that (1) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list; (2) is actively controlled by a BDC and has an affiliate of a BDC on its board of trustees or directors; or (3) meets such other criteria as may be established by the SEC. Control under the 1940 Act is presumed to exist where a BDC owns more than 25% of the outstanding voting securities of the eligible portfolio company.

         Having elected to be regulated as a BDC, Walnut may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by "the vote of a majority of its outstanding voting securities of the eligible portfolio company.

securities" as determined in accordance with the 1940 Act. A BDC may change the nature of its business so as to cease being a BDC (and in connection therewith withdraw its election to be treated as a BDC) only if authorized by its stockholders. Management expects that Walnut, following the consummation of the Mergers, will no longer be subject to the 1940 Act; however, there can be no assurance that Walnut will become eligible to no longer be subject to the 1940 Act or that the requisite stockholder approval will be obtained. See "PROPOSAL II -- APPROVAL OF THE BDC DEREGISTRATION" for a further discussion of how the 1940 Act has impacted Walnut.









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

SBA REGULATION

         Walnut Capital is licensed to operate as a SBIC under the SBIA, and is subject to regulation by the SBA. A number of the regulations are discussed below and reference is made to Part 13 of the Code of Federal Regulations ("CFR") for the full text of the regulations promulgated under the SBIA. SBICs are subject to periodic examination by the SBA staff for purposes of determining compliance with the SBA regulations. As an SBIC, Walnut Capital received financial assistance from the SBA through the SBA's purchase of certain debentures from Walnut Capital. Most of these debentures have been repaid and the maturity of those remaining is September 1, 1999. See "MANAGEMENT'S DISCUSSION AND ANALYSIS."

         Under the SBIC program, Walnut Capital generally is permitted to make loans only to, or purchase securities only of, those small businesses which qualify as "Small Concerns". A "Small Concern," as defined in the SBA Act and the SBA regulations, is a business concern that is independently owned and operated and which is not dominant in its field of operation. In addition, a small business will qualify as a Small Concern only if, at the time of Walnut Capital's investment, either (1) it has a net worth, together with any affiliates, of $18 million or less and an average net income after Federal income taxes for the preceding two years of $6 million or less (average net income to be computed without benefit of any carryover loss), or (2) it satisfies alternative criteria under the SBA regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenue. The SBA regulations prohibit an SBIC from providing funds to a Small Concern for certain purposes, such as for certain purchases of securities and real estate.

         Under the SBA regulations, loans to Small Concerns under the SBIC program generally must have a minimum maturity of five years. Short-term financing is permissible if the financing is (a) in contemplation of long-term financing of the Small Concern by Walnut Capital or a group including Walnut Capital equal to at least the amount of the short-term financing and the term for such short-term financing is no more than one year, (b) to protect prior investments by Walnut Capital, or (c) to finance certain ownership changes. The aggregate annual interest rate and other financing costs Walnut Capital may charge Small Concerns under the SBIC program is limited by the SBA regulations. As of December 31, 1998, the maximum rate relating to annual financing costs allowable under the SBA regulations was 15% for straight loans and 14% for loans containing an equity component.

         In addition to providing funds to a Small Concern in the form of debt, an SBIC can provide equity funding to a Small Concern. An SBIC can also acquire options or warrants to purchase equity securities as long as such instruments do not expire later than six years from the termination of the SBIC's financing of the Small Concern by prepayment or maturity. Redemption of such equity securities, options or warrants can be required only after the first five years and only pursuant to a formula based on book value and/or earnings and not a redemption price which is a fixed dollar amount. Any equity financing redeemable in a manner other than as described in the foregoing sentence will be deemed to be a loan rather than an equity investment and, therefore, will be subject to the various limitations mentioned in the preceding paragraphs.

         The SBA regulations restrict the amount of control an SBIC can exercise in connection with a Small Concern. A presumption of control exists whenever an SBIC and its associates (as defined in the SBA regulations), or two or more SBICs, control, (i) in the case of a Small Concern with fewer than 50 shareholders, 50% or more of the outstanding voting securities and, (ii) in the case of a Small Concern with 50 or more stockholders, more than 25% or a block of 20% or more which is as large or larger than the largest other outstanding block of voting securities. Temporary control is permitted whenever such control is reasonably necessary for the protection of the SBIC's investment. However, a plan to relinquish such control within a reasonable period (not to exceed seven years) must be submitted to the SBA, and any extension of such period must have prior SBA approval.

         The SBA regulations limit the dollar amount of Walnut Capital's investments in and loans to any single Small Concern and the affiliates of the Small Concern to 20% of Walnut Capital's common stock and additional paid-in capital.

         The SBA regulations require that financing by certain entities deemed to be affiliates of Walnut Capital cannot be on terms more favorable than the terms on which Walnut Capital has participated in the financing of a Small Concern. The burden is on Walnut Capital to show that its terms are at least as favorable as those extended to the affiliate, and the transactions which are subject to this burden of proof are those extended contemporaneously with Walnut Capital's financing or within six months before or after the financing extended by Walnut Capital.

         Based on the valuation guidelines promulgated by the SBA (the "Valuation Policies"), Walnut Capital's loans are valued based on the value of the collateral, the borrower's ability to make payments, the borrower's capitalization and profitability, and other pertinent factors. Generally, the fair values assigned are amounts that are currently expected to be realized in the ordinary course of business assuming that the loans will be held to maturity. Therefore the fair value of loans, as determined in good faith by the Board of Directors of Walnut Capital, correspond to cost unless adverse factors lead to a determination of fair value at a lower amount, in which case the fair value assigned is based on the anticipated liquidation value of the collateral. Based on the Valuation Policies, the fair value of securities owned, as determined in good faith by the Board of Directors of Walnut Capital, is based on the liquidity of, existing market price for, and the anticipated sale price of, the securities, taking into account standard discounts relating to restricted securities and available trading volumes, as applicable. In determining market price, the Board of Directors of Walnut Capital refers either to the most recent bid price at which such securities were traded on a national exchange or automated quotation system or, in the case of privately-held companies, the price at which such securities were most recently sold by the issuer in its last round of equity financing. The reduction in fair value, if any, resulting from an assessment of the loans and securities owned by Walnut Capital is reflected in Walnut Capital's reserve for unrealized losses.

         SBA regulations prohibit purchasing securities of any company unless the proceeds of the subject transaction inure to the benefit of the issuer thereof. As such, Walnut Capital is effectively prohibited from making temporary investment divestiture and reacquisition decisions based solely on prevailing economic and market conditions. As a result, Walnut Capital can sell its investment holdings only at such time as it makes a decision that permanent divestiture of the subject investment is desirable. Therefore, the applicable regulations may cause Walnut Capital to make long-term investment decisions which are contrary to short-term prevailing economic and market circumstances. This regulatory structure, therefore, discourages profit taking except in the context of complete investment divestiture, and, therefore, encourages SBICs in general, and Walnut Capital in particular, to operate unprofitably despite the appreciation of securities which must be held until a final divestiture decision is made. Currently, management believes it is in the best interest of Walnut not to completely divest of most of Walnut Capital's investments. These restrictions on Walnut Capital may substantially limit the ability of Walnut to pay dividends in the future or operate profitability. In addition, the SBA regulations require that SBICs maintain a ratio of undistributed realized earnings (as defined by the SBA regulations to exclude unrealized gains and losses) to capital stock and surplus of not more than 50%.

         In 1996, the SBA issued a finding that Walnut had violated Section 107.903(b)(1) of the SBIA and (d) by financing an associate (as defined in the SBIA) and paying fees to an associate. Additionally, the SBA had issued a finding that Walnut had violated CFR Section 107.501(b)(1), (3) and (4) of the SBIA by not seeking prior approval of the SBA for management services provided by associates. The SBA subsequently determined that such findings had been resolved and that no further action was necessary.

         In 1998, the SBA issued a finding that Walnut had violated Section
107.700 of the SBIA, by purchasing securities from a big business as defined under the SBIA. Walnut believes the SBA is in error in its finding because the SBA deemed shares held by employees of the seller as being affiliated with such seller. The SBA has also informed Walnut that it is in violation of sections 107.503(c) and 107.650 of the SBIA and valuation guidelines for SBICs for failing to timely report changes in the valuations of certain of its investments. Walnut disagrees with the SBA's interpretation of the requirements and the matter is being discussed with the SBA. The SBA also found Walnut in violation of Section 107.825(e) of the SBIA, for purchasing certain securities from non-issuers. Walnut believes this finding to be inconsistent with actions taken by the SBA in the past, has entered into discussions with the SBA regarding the finding. Further, Walnut Capital failed to timely file its Form 468 with the SBA due March 31, 1998. Management believes that neither any of these findings nor failure to timely file will have material effect on Walnut Capital, or Walnut as a whole.

         The last examination report issued to Walnut Capital by the SBA is dated June 15, 1998 and covered the 13-month period ended March 31, 1998.



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

EMPLOYEES

         On December 31, 1998, Walnut had 2 employees, Walnut Capital had 3 employees, Inland Financial had 8 employees and Pacific Financial had 4 employees. None of the foregoing employees are represented by a collective bargaining agreement, and Walnut believes that its relationship and the relationships of its subsidiaries with their respective employees is good.

PROPERTY

         Walnut's executive offices in Vienna, Virginia are leased from Windy City. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

LEGAL PROCEEDINGS

         Walnut is not presently involved as a plaintiff or defendant in any material legal action.


BUSINESS OF TOWER HILL

GENERAL

         Tower Hill, an NASD-registered broker-dealer, provides investment banking services to early-stage to post-IPO Internet-based and new media businesses (sometimes referred to as "e-Businesses"). These services include initiating, advising on and implementing private placements of equity and debt, corporate restructurings, recapitalizations and refinancings, mergers and acquisitions, sales and divestitures, and strategic alliances and joint ventures. Tower Hill also provides public offering advisory services, valuations and fairness opinions and industry and competitive research analysis. Tower Hill aims to provide each client with quality solutions to achieve its strategic objectives, to assist the client with the implementation and execution of transactions and strategic initiatives and, ultimately, to enhance each client's long-term shareholder value.

         Tower Hill conducts its activities from offices located in New York City. In addition, Tower Hill recently expanded its geographical coverage by establishing a representative presence in Israel.

         Tower Hill was originally incorporated in the State of New York in April 1991, under the name Hambro Resource Development Incorporated. The principal executive offices of Tower HilI are located at 650 Madison Avenue, 21st Floor, New York, New York, 10022, and its phone number is (212) 223-0440.

HISTORY

         Prior to April 1998, Tower Hill (formerly named Hambro America Securities, Inc.) operated as the U.S. corporate finance division of Hambros plc, a United Kingdom-based, publicly traded holding company, active in merchant banking, corporate finance, direct investments, retail financial services, asset management, real estate brokerage, insurance services and other related activities. In February 1998, Hambros plc concluded the sale of its Hambros Bank Limited subsidiary, and its global investment and merchant banking operations, including Tower Hill, to the French bank Societe Generale.

         Tower Hill was acquired by its principals in April 1998 from Societe Generale. Since that time, Tower Hill has been restructured as an independent, privately capitalized merchant banking boutique.

SERVICES

         Tower Hill provides corporate finance and other investment banking services to a wide array of U.S. and foreign e-Businesses. Tower Hill's activities encompass four principal areas: (a) capital raising, (b) mergers and acquisitions, (c) recapitalizations and refinancings, and (d) general advisory and business development. Between April 1998 and December 1998, Tower Hill completed nine transactions on behalf of seven separate entities.

These transactions included approximately $32.0 million of equity and debt private placements, approximately $34.7 million of mergers and acquisitions, and approximately $16.1 million of recapitalizations and refinancings. In the first six months of 1999, Tower Hill completed five transactions on behalf of three separate entities. These transactions included approximately $36.7 million of equity and debt private placements, approximately $1.2 million of mergers and acquisitions and approximately $1.2 million of recapitalizations and refinancings.

         Capital Raising. Tower Hill's capital raising assignments include advising both public and private companies regarding, and helping them implement, private placements of equity and debt securities. Typically, Tower Hill seeks to effect private placements of equity ranging in amount from $5 million to $50 million. In 1998, Tower Hill served as the placement agent in five transactions that raised a total of approximately $32.0 million. Since January 1999, Tower Hill has served as the placement agent in three transactions that raised a total of approximately $36.7 million. In addition, Tower Hill is currently acting as a placement agent in six transactions. Tower Hill's services include:

         - Preparing and drafting comprehensive private offering documents for distribution to potential investors and acquirors;

         - Identifying and qualifying potential strategic and financial investors worldwide;

         -    Soliciting and negotiating with selected potential investors;

         - Assessing the merits, potential problems and relative attractiveness of various offers;

         -    Negotiating conditions to obtain commitments from investors; and

         - Managing all phases of documentation and transaction execution until closing, including the coordination of the activities of the client's other professional advisors.

         Mergers and Acquisitions. Tower Hill assists clients in evaluating, structuring, negotiating and closing specific transactions in the most economically beneficial manner consistent with market conditions at that time and the client's overall strategic and financial objectives. Tower Hill provides its clients with a full range of services through all phases of the transaction. During 1998, Tower Hill advised on two mergers and acquisitions transactions with a combined value of approximately $34.7 million. Since January 1999, Tower Hill has advised on one merger and acquisition, with a value of approximately $1.2 million. Tower Hill is not currently advising any clients on any mergers and acquisitions. Tower Hill's services include:

         - Identifying and qualifying potential investment and acquisition targets worldwide;

         - Assisting in discussions and negotiations with potential targets, their owners and professional advisors;

         -    Assisting with due diligence review and evaluation of a target;

         - Preparing financial analyses and valuations of a target and of any potential consolidated entity;

         -    Determining the appropriate capital structure for the transaction;
              and

         - Monitoring and directing the implementation of all phases of the transaction.

         Recapitalizations and Refinancings. Tower Hill assists clients in analyzing their capital needs and effecting recapitalizations and refinancings to meet those needs. During 1998, Tower Hill helped two clients raise approximately $16.1 million through recapitalizations and refinancings. Since January 1999, Tower Hill has helped one client raise approximately $1.2 million through a refinancing. Tower Hill is not currently assisting any clients with recapitalizations or refinancings. Tower Hill's services include:

         - Analyzing the client's existing capital structure and needs, utilizing various valuation and analytical methodologies as well as knowledge of the client's markets and industries;

         - Assessing the potential public market impact of each corporate finance alternative;

         - Presenting the results of the analyses and recommending the most advantageous capital alternatives given the client's overall objectives;

         - Preparing and drafting comprehensive information materials and other communications to shareholders, debtholders, potential investors and other interested parties; and

         - Assisting with the implementation and execution of the chosen alternatives, including negotiations with shareholders and debtholders and potential sources of new capital.

         General Advisory and Business Development. In addition to providing services in connection with specific transactions or capital raising assignments, Tower Hill also accepts assignments to provide its clients with ongoing business, strategic and other consulting services. In addition to issuing fairness opinions and valuations, Tower Hill's services include:

         - Providing management consulting services, including business development, marketing strategy and corporate relations;

         - Identifying potential partners for strategic relationships and joint ventures;

         - Performing quantitative and qualitative analyses of financial and strategic alternatives, utilizing various valuation and analytical methodologies as well as knowledge of the client's markets and industries;

         - Presenting the results of the analyses and recommending the most appropriate short- and long-term financial and operational strategies given the client's overall objectives; and

         - Assisting in evaluating, structuring and implementing strategic initiatives.

COMMISSIONS

         In connection with accepting an engagement on behalf of a client, Tower Hill generally receives a retainer payment, usually ranging from $25,000 to $100,000, with the majority of its project-related fees payable only upon the successful conclusion of an assignment. Generally, fees received by Tower Hill are paid in a combination of cash or securities. Because Tower Hill is engaged in a capital intensive business, Tower Hill must pay certain fixed costs before it receives payment for its services, which payment may or may not be in cash.

         Descriptions of the success fees that Tower Hill generally expects to receive are set forth below:

         Capital Raising. Upon the closing of an equity capital raising transaction, Tower Hill will generally receive cash success fees in an amount equal to 5% to 7.5% of the amount of capital raised. In addition, Tower Hill receives additional success fees in the form of warrants to purchase the securities issued by the client in the transaction. Such warrants are generally in a dollar amount equal to 10% of the amount of securities sold in the transaction and are exercisable for five years at a price equal to the price for the securities paid by the investors in the transaction. In instances where the capital raising transaction includes the issuance of warrants and/or options to purchase additional securities by the investors in such transaction, Tower Hill will receive additional cash success fees equal to 3% of any amount of capital raised upon the exercise of such warrants and/or options at the time such capital is actually received by the client.

         Mergers and Acquisitions; Recapitalizations and Refinancings. In connection with an engagement in which it provides strategic and other advisory services to a client involved in a sale or exchange of assets, a merger or consolidation, a leveraged buyout, the formation of a joint venture, a minority investment or partnership, a leveraged recapitalization, spin-off or any similar transaction, Tower Hill generally receives a prescribed success fee at the time that the transaction is concluded. While the amount of such fee is dependent to some extent upon the anticipated nature, complexity and duration of the specific assignment, these fees generally range from $250,000 to $1,500,000 (and are paid in cash). In order to avert any potential divergence of interests between itself and its clients, Tower Hill generally seeks to avoid setting fees that are dependent upon the consideration paid or received in the transaction. However, Tower Hill will occasionally receive significant incentive compensation in connection with maximizing the consideration to be received by a selling entity.

         Due Diligence and Strategic Analysis; General Advisory and Business Development. In connection with these services, Tower Hill will either receive monthly retainer fees, ranging from $10,000 to $50,000, for the duration of the engagement or a fixed fee ranging from $50,000 to $150,000 (payable in cash) paid either at the time of the engagement or upon completion of the assignment.

COMPETITIVE CONDITIONS

         The investment banking and financial services industry is highly competitive. Tower Hill's primary competitors are other broker-dealers, investment banking firms and merchant banking firms. Tower Hill's competitors vary in size from small privately-owned firms to large, publicly-held corporations. Many of Tower Hill's competitors have longer operating histories, greater financial resources and stronger relationships with potential clients than Tower Hill. Tower Hill believes that the principal competitive factors in the investment banking and financial services industry include transaction experience, breadth of services offered, innovation, reputation and price.

CLIENTS

         Tower Hill primarily provides its services to early-stage to post-IPO e-Businesses. During 1998, Tower Hill's clients included a U.S. distributor of health and beauty products; a wire and cable manufacturer in Israel; a provider of visual content to advertising and design agencies, magazine, newspaper, book and new media publishers and desktop publishers; a provider of XML-based e-content enterprise applications; a provider of fleet fuel management systems; a provider of high-end digital video display and home theater systems; and an early-stage company focused on acquiring independent and hospital-based sleep disorder clinics. In 1999, Tower Hill's clients have included an Internet-based clothing portal; an Internet-based steel exchange; an Internet-based portal providing technical information to the electronics engineering community; and a global chain of travel agency franchises.

GOVERNMENT REGULATION

         Tower Hill is a broker-dealer registered with the SEC under the Exchange Act and is a member of the NASD. As a registered broker-dealer and NASD member, Tower Hill and its principals, registered representatives and other associated persons must comply with applicable federal and state securities laws, rules and regulations and with the rules of the NASD.

         Broker-dealers are subject to regulations which cover all aspects of the securities business including: sales methods; trade practices; capital structure; recordkeeping; and the conduct of directors, officers and employees.

         As a registered broker-dealer, Tower Hill is subject to the Net Capital Rule (Rule 15(c)3-1) (the "Net Capital Rule") under the Exchange Act, which requires the maintenance of minimum regulatory net capital and a specified ratio of aggregate indebtedness to net capital, both as defined in that rule, which shall not exceed 15 to 1. The Net Capital Rule is designed to measure the general financial integrity and liquidity of a broker-dealer and requires that at least a minimal portion of its assets be kept in relatively liquid form. At June 30, 1999, Tower Hill had regulatory net capital and a regulatory net capital requirement of $893,393 and $5,000, respectively. At June 30, 1999, Tower Hill's aggregate indebtedness to net capital ratio was 56,164 to 892,393.

         Tower Hill acted as a placement agent in connection with a private placement of securities to accredited investors that was exempt from registration under the Securities Act. Approximately $1,205,000 of such placement was made to residents in Florida, Georgia and Ohio, in which states Tower Hill inadvertently failed to register with the appropriate state regulators as a "dealer." Tower Hill may be required to repay approximately $75,000 of commissions with respect to the sales of securities in three of those states. Tower Hill may also be required to offer the purchasers of such securities in Florida, Georgia and Ohio the right to rescind the transaction.

EMPLOYEES

         As of June 30, 1999, Tower Hill employed a total of thirteen employees. Tower Hill and its employees are not subject to any collective bargaining agreements and Tower Hill believes that its relations with its employees are good.

PROPERTIES

         Tower Hill's executive offices occupy approximately 4,800 square feet of space at 650 Madison Avenue, 21st Floor, New York, New York, under an Occupancy Agreement, dated as of January 1, 1999, with Hambro America, Inc. expiring on August 30, 2000. Rental payments under the Occupancy Agreement equal $21,649.57 per month. Hambro America, Inc. is owned by Joseph D. Mark and Adi Raviv, the principals and sole stockholders of Tower Hill.

LEGAL PROCEEDINGS

         On April 21, 1999, Yoav Bitter, a former employee and stockholder of Tower Hill, commenced an action against Tower Hill, pursuant to the New York BCL
Section 1104-a, for, inter alia, judicial dissolution of Tower Hill and appointment of a receiver. On April 26, 1999, New York Supreme Court Justice Emily Jane Goodman, upon the application of Mr. Bitter, issued an Order to Show Cause seeking, inter alia, reinstatement of Mr. Bitter's employment with Tower Hill. The Order to Show Cause contained a Temporary Restraining Order requiring Tower Hill to pay Mr. Bitter his salary pending hearing of Mr. Bitter's Order to Show Cause. On April 29, 1999, the parties executed a stipulation providing that Tower Hill would pay Mr. Bitter his salary through May 13, 1999, the return date of the Order to Show Cause. On May 13, 1999, the Court heard argument on Mr. Bitter's dissolution petition and Mr. Bitter's Order to Show Cause for reinstatement of his employment, continuation of his salary and appointment of a temporary receiver. The Court also heard Tower Hill's cross-motion to dismiss. On June 17, 1999, Judge Goodman denied the relief sought by Mr. Bitter, and granted Tower Hill's cross motion to dismiss the matter. On July 1, 1999, Tower Hill served Notice of Entry of Order and, on July 26, 1999, Judge Goodman entered judgment dismissing Mr. Bitter's dissolution petition and awarding Tower Hill costs and disbursements in the amount of $200.00. On August 3, 1999, Mr. Bitter filed a notice of appeal with the Appellate Division of the Supreme Court of the State of New York, First Division seeking a reversal of this decision. Mr. Bitter has nine months from the date of filing the notice of appeal to perfect his appeal. See "--Certain Relationships and Related Transactions--Indemnity Agreement."

         On June 18, 1999, Tower Hill initiated an arbitration against Mr. Bitter requesting relief arising out of the termination of Mr. Bitter's employment with Tower Hill. In particular, Tower Hill is seeking Mr. Bitter's return of a company phone and computer, valued at $799, and reimbursement for travel and other expenses incurred by Mr. Bitter in the amount of $2,179.95.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Transactions with Hambro America, Inc. Tower Hill leases approximately 4,800 square feet of office space at 650 Madison Avenue, 21st Floor, New York, New York, under an occupancy agreement, dated as of January 1, 1999, with Hambro America, Inc., expiring on August 30, 2000. Rental payments under the occupancy agreement equal $21,649.57 per month. Hambro America, Inc. is owned by Joseph D. Mark and Adi Raviv, the principals and sole stockholders of Tower Hill.

         In October 1998, Tower Hill loaned $95,000 to Hambro America, Inc. This loan is non-interest bearing and is being repaid over 22 months at $4,318 per month. As of June 30, 1999, the balance of the loan was $60,456.

         In connection with the Mergers, Tower Hill will sell certain securities and a stock receivable to Hambro America, Inc. for an aggregate purchase price of $$99,675.26. In addition, Tower Hill will sell certain doubtful receivables, owed to Tower Hill, to Hambro America, Inc. for a purchase price equal to fair market value. Tower Hill will also transfer $90,000 to Hambro America, Inc.

         Indemnity Agreement. Pursuant to an agreement, dated as of April 13, 1998, by and among Joseph D. Mark, Adi Raviv and Yoav Bitter, on April 30, 1999, Messrs. Mark and Raviv exercised their right to purchase all of Mr. Bitter's 25% interest in Tower Hill. Additional payments are due to Mr. Bitter, in an amount equal to 25% of "all net profits relative to work-in-progress as of" April 30, 1998. Tower Hill, Joseph D. Mark and Adi Raviv have entered into an indemnification agreement, dated as of April 30, 1998, pursuant to which Messrs. Mark and Raviv have agreed to indemnify Tower Hill for any amounts Tower Hill is obligated to pay to Mr. Bitter in excess of Tower Hill's net profits relative to the engagements of Tower Hill that were pending, but not completed, on April 30, 1998. Tower Hill has agreed to indemnify Messrs. Mark and Raviv with respect to any amounts either of them becomes obligated to pay to Mr. Bitter in excess of the amount described in the two prior sentences, and Tower Hill has agreed to assume and pay for the defense of any claim brought by Mr. Bitter.

         Agreements with Tower Hill Capital Group, LLC. Pursuant to various agreements, Tower Hill sold to Tower Hill Capital Group, an entity owned by Joseph D. Mark and Adi Raviv, options to purchase certain warrants held by Tower Hill, which options were exercised on June 15, 1999. In connection therewith, Tower Hill Capital Group entered into an agreement with Tower Hill, dated June 15, 1999, pursuant to which Tower Hill Capital Group has agreed to reimburse Tower Hill with respect to income taxes payable by Tower Hill upon the exercise of the warrants acquired by Tower Hill Capital Group pursuant to the options. In addition, Tower Hill Capital Group has sold to Tower Hill options to purchase certain warrants held by Tower Hill Capital Group, which options were exercised on June 15, 1999.

         Tower Hill Capital Group has established an employee bonus pool in which certain employees of Tower Hill Capital Group and its affiliates, including Tower Hill, are entitled to participate. Pursuant to an agreement, dated as of August 2, 1999, between Tower Hill and Tower Hill Capital Group, Tower Hill Capital Group has agreed that any distributions from the employee bonus pool shall be made by, and are the exclusive liability of, Tower Hill Capital Group. In addition, in the event any employee receives an amount from Tower Hill in respect of the employee bonus pool, Tower Hill Capital Group has agreed to indemnify Tower Hill in respect of such amount.

         Stock Purchase Agreements. Pursuant to a stock purchase agreement, dated July 29, 1999, between Tower Hill and Carnegie Partners, Tower Hill will purchase certain securities from Carnegie Partners for a purchase price of $64,751, plus interest thereon, subject to consummation of the Mergers. Adi Raviv owns 50% of Carnegie Partners.

         Pursuant to a stock purchase agreement, dated July 29, 1999, between Tower Hill and HTI Ventures LLC, Tower Hill will purchase certain securities from HTI Ventures LLC for a purchase price of $25,000 plus interest thereon, subject to consummation of the Mergers. Adi Raviv holds a 99% interest in HTI Ventures LLC.

         In addition, pursuant to the Merger Agreement, Tower Hill has agreed to use its commercially reasonable efforts to cause Adi Raviv to transfer certain securities to Tower Hill for a purchase price of $315,131.58, which purchase price includes $132.237.18 of debt forgiveness. In the event that Mr. Raviv is unable to transfer such securities to Tower Hill, Tower Hill has agreed that the cash component of the purchase price, $182,894.40, will remain an asset of Tower Hill and that Tower Hill will forgive Mr. Raviv's indebtedness to Tower Hill in the amount of $132,237.18. See "--Loans to Stockholders."

         Loans to Stockholders. In December 1998, Tower Hill loaned each of Joseph D. Mark and Adi Raviv $50,000. The loan to Mr. Mark will be forgiven prior to the consummation of the Mergers, and the loan to Mr. Raviv will either be repaid or forgiven pursuant to the Merger Agreement. In addition, in December 1998, Tower Hill loaned an aggregate of $219,299.16 to Joseph D. Mark, Adi Raviv and Yoav Bitter. These loans are noninterest-bearing and have no specified maturity date. The loan to Mr. Mark, in the amount of $82,237.185, will be forgiven prior to the consummation of the Mergers. The loan to Mr. Raviv, in the amount of $82,237.185, will be either repaid or forgiven pursuant to the Merger Agreement. The loan to Mr. Bitter, in the amount of $54,824.79, will not be forgiven, but is expected to be resolved in a NASD arbitration proceeding.

BACKGROUND OF THE MERGERS

         In May 1999, the principals of Tower Hill, Joseph D. Mark and Adi Raviv, were introduced to Joel Kanter, the Chief Executive Officer of Walnut. At such initial meeting, the parties discussed their respective businesses and the synergy which could be achieved if the companies were combined. Throughout May, Messrs. Kanter, Mark and Raviv continued to discuss the business issues relating to the structure of the transactions. In late May 1999, Tower Hill presented Walnut with a draft non-binding letter of intent which described the general terms of the Mergers and the transactions related thereto. The parties executed the letter of intent on May 28, 1999, subject to approval by Walnut's Board of Directors, and commenced legal and financial due diligence. On June 10, 1999, Walnut's Board of Directors met telephonically to discuss the status of the negotiations and the due diligence process.

         On June 30, 1999, Walnut's Board of Directors met to discuss the status of the proposed transaction. At such meeting, Messrs. Mark and Raviv were invited to attend and made a presentation to the Walnut Board of Directors regarding the business of Tower Hill. The Walnut Board of Directors asked a variety of questions of Messrs. Mark and Raviv regarding the nature of Tower Hill's assets and their plans for the combined company post-closing. After the presentation and question and answer period, Messrs. Mark and Raviv left the meeting and the Walnut Board of Directors continued its discussion of the proposed transaction. The Walnut Board of Directors determined to seek an independent opinion as to the fairness of the transaction, from a financial point of view, to the stockholders of Walnut and directed Mr. Joel Kanter to retain Gruntal to provide such opinion. On July 8, 1999, Walnut entered into an engagement letter with Gruntal.

         During the period from June 30, 1999 through July 26, 1999, Walnut and Tower Hill and their respective advisors and counsel continued to negotiate definitive documents evidencing the proposed transaction and continued their mutual due diligence reviews. On July 26, 1999, the Walnut Board of Directors met to discuss the status of the proposed transaction. Drafts of the Merger Agreement and its exhibits and schedules were circulated to the Walnut Board of Directors for its review. At such meeting, representatives of Gruntal were invited to attend and presented an analysis of the proposed transactions and stated that, pending definitive merger documentation, satisfactory in form and substance to Gruntal, Gruntal could be in a position to determine that the consideration to be paid by Walnut in connection with the Mergers was fair, from a financial point of view, to the stockholders of Walnut. Gruntal's presentation contained a detailed analysis of Tower Hill's assets and liabilities and a discussion of their prospects for the future. The directors of Walnut took the opportunity to ask several questions of the Gruntal representatives regarding the analysis Gruntal presented. Legal counsel to Walnut then presented a report as to the status of the documentation and due diligence. The Chief Executive Officer then summarized the open business issues, and the Walnut Board of Directors engaged in a discussion of the appropriate resolution of such issues. The Walnut Board of Directors directed Mr. Joel Kanter to finalize the negotiations and reach resolution on the open business issues and further directed that the revised documentation reflecting resolution of such business issues be circulated to the Walnut Board of Directors for its review and approval.

         During the period from July 26, 1999 through August 2, 1999, Walnut and Tower Hill completed their negotiations and finalized the Merger Agreement and its exhibits and schedules. On August 4, 1999, the Walnut Board met telephonically to discuss the final documentation. At such meeting, legal counsel to Walnut reported that the parties had reached agreement on all substantive issues, and presented an overview of the negotiations. The Chief Executive Officer then summarized the resolution of the business issues. A representative of Gruntal gave its oral opinion that the consideration to be paid by Walnut in connection with the Mergers was fair, from a financial point of view, to the Walnut stockholders. The Board of Directors unanimously (i) approved the terms of the transaction with certain modifications suggested by its legal counsel, concluding the transaction was fair to, and in the best interests of, Walnut and its stockholders and (ii) authorized the management of Walnut to execute any and all documentation required in connection with, or relating to, the transaction. Walnut, THCG, Newco and Tower Hill executed the Merger Agreement on August 5, 1999 and Gruntal subsequently delivered its written opinion that the consideration to be paid by Walnut in connection with the Mergers was fair, from a financial point of view, to the Walnut stockholders. The Board of Directors then discussed the preparation of proxy materials regarding the transaction for submission to the Walnut stockholders.

PRINCIPAL REASONS FOR THE MERGERS

         The Walnut Board of Directors believes that the terms of the Merger Agreement and the Mergers are fair to, and in the best interests of, Walnut and its stockholders and, by unanimous vote, approved the Merger Agreement and the Mergers. The Walnut Board of Directors has considered and discussed the terms of the Merger Agreement and the Mergers and reviewed various business, financial and legal considerations related to the transactions contemplated by the Merger Agreement (see "BACKGROUND OF THE MERGERS"). In reaching its decision to approve the Merger Agreement and the Mergers and to recommend that the Walnut stockholders vote for the Merger Agreement and the Mergers, the Walnut Board of Directors considered, among other things, the following factors:

         - The Board reviewed historical and projected information concerning Tower Hill's business, prospects, financial performance and condition, management and competitive position.

         - The Board considered that the Mergers could improve the combined company's competitive position by increasing the level of its resources, thus enabling the combined company to engage in future investment opportunities that may be unavailable to Walnut given its current size and level of capitalization.

         - The Board considered that a merger with an operating company in the financial services industry would enable Walnut to expand the nature of its business so it would not be an investment company subject to regulation under the 1940 Act, which imposes significant costs and restrictions on Walnut's current activities.

         - The Board reviewed the principal terms and conditions of the Merger Agreement, including the representations, warranties and covenants, and the conditions to each party's obligation to complete the Mergers. The Board considered favorably that the terms of the Merger Agreement are reasonable and protective of Walnut's interests.

         - The Board reviewed pro forma financial data for the combined company after giving effect to the Mergers, and considered favorably the expectation that the combined company may be able to realize synergies in its combined operations.

         - The Board considered that the combined company's increased size will enhance investor awareness of the company, particularly in light of the Internet focus of the combined company.

         - The Board considered the ability of Walnut's stockholders to participate, as THCG stockholders, in a larger, more strategically balanced enterprise that will have greater financial and operational resources and long-term growth potential.


POTENTIAL NEGATIVE FACTORS ASSOCIATED WITH THE MERGER

         Walnut's Board of Directors also considered potentially negative factors that could arise from the Merger Agreement, including, but not limited to, the following:

         - The Board considered the significant costs involved in connection with the negotiation of and consummation of the Mergers, and the substantial management time and effort required to effectuate the Mergers.

         - The Board considered that the anticipated benefits of the Mergers, including cost savings and operating synergies, might not be fully realized, or that integration difficulties may cause the disruption of the activities of the combined company's business.

         - The Board considered the substantial reduction of current stockholders' percentage ownership interest and effective voting power following the consummation of the Mergers, which could affect the market price of the THCG Common Stock.

         - The Board considered the lack of appraisal rights for Walnut's current stockholders in connection with the Mergers.

         - The Board considered the substantial influence to be exercised by Tower Hill and its principals through their control of the executive management of the combined company, their selection of four of the initial seven members of the board of directors and the concentration of ownership of the common stock of the combined company.

         The Walnut Board of Directors did not believe that the negative factors were sufficient, either individually or collectively, to outweigh the advantages to Walnut of the Mergers. Further, in view of the variety of factors considered by the Board in connection with its evaluation of the Mergers, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its conclusion.


OPINION OF FINANCIAL ADVISOR

        OPINION OF FINANCIAL ADVISOR

General

In July 8, 1999, the Walnut board of directors engaged Gruntal to act as its financial advisor with respect to its anticipated merger with Tower Hill. On August 5, 1999, Gruntal rendered its oral opinion - such date and based upon and subject to certain matters stated therein, the consideration to be paid by Walnut to the shareholders of Tower Hill in the merger is fair from a financial point of view to the shareholders of Walnut.

THE FULL TEXT OF GRUNTAL'S OPINION LETTER, DATED AUGUST 5, 1999, IS ATTACHED
AS EXHIBIT B TO THIS PROXY STATEMENT. STOCKHOLDERS MAY READ THE GRUNTAL OPINION FOR A DISCUSSION OF THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, FACTORS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY GRUNTAL IN RENDERING ITS OPINION. THE FOLLOWING IS A SUMMARY OF THE GRUNTAL OPINION.

Gruntal advisory services and opinion were provided for the information and assistance of the Walnut board in connection with the consideration to be paid in the Mergers. The Gruntal opinion is not intended to be and does not constitute a recommendation to any shareholder of Walnut as to how such shareholder should vote on the Mergers, the Capital Investment or any other transactions described in this Proxy Statement. Gruntal was not requested to opine as to, and its opinion does not address, Walnut's underlying business decision to proceed with or effect the merger.

In arriving at its opinion, Gruntal has:

-- reviewed a draft of the Merger Agreement, dated as of August 5, 1999, and, for purposes hereof, we have assumed that the final form thereof will not differ in any material respect from such draft;

-- reviewed such available information concerning Walnut and Tower Hill as we believe is relevant to our analysis, including Walnut's Annual Reports on Form 10-K for the periods ended December 31, 1997 and 1998, and Quarterly Report on Form 10-Q for the three month period ending March 31, 1999, and Tower Hill's 1998 Audited Financials, year-to-date Profit and Loss Statement as of July 14, 1999, as well as the unaudited June 7, 1999 Balance Sheet;

-- reviewed certain financial and operating information with respect to the business, operations and prospects of Walnut and Tower Hill furnished to us by Walnut and Tower Hill;

-- reviewed certain financial and other information regarding Tower Hill's portfolio investments supplied by Tower Hill;

-- reviewed the historical stock prices and trading volumes of the Walnut Common Stock;

-- compared the historical results of the operations of Walnut and Tower Hill with those of certain publicly traded companies which we deemed to be reasonably comparable; and

-- reviewed the financial terms, to the extent publicly available, of certain comparable transactions and compared them with the terms of the proposed transactions.

In addition, Gruntal had discussions with the management of Walnut and Tower Hill concerning their business, change of strategy, operations, assets, investment policies, financial condition and prospects and have undertaken such other analyses and examinations and considered such other financial, economic and market data as we deemed appropriate in arriving at our opinion.

Gruntal assumed and relied upon the accuracy and completeness of the financial and other information it used without assuming any responsibility for independent verification of such information. Gruntal also relied upon the assurances of Walnut and Tower Hill management that they are not aware of any facts or circumstances that would make such information inaccurate or misleading.

In its analyses, Gruntal made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Many of these matters are beyond the control of Gruntal, Walnut and Tower Hill. The estimates contained in Gruntal's analyses were not necessarily indicative of actual values or predictive of future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses with respect to the values of businesses or portfolio securities are not appraisals and are not intended to reflect the values at which businesses or securities actually may be sold.

The following is a summary of the material financial analyses used by Gruntal in connection with providing its opinion to the Walnut Board of Directors. Certain of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Gruntal, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. In particular, you should note that in applying the various valuation methods to the particular circumstances of Walnut, Tower Hill and the Mergers, Gruntal made qualitative judgments as to the significance and relevance of each analysis and factor. In addition, Gruntal made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Walnut and Tower Hill. Accordingly, the analyses listed in the tables and described below must be considered as a whole. Considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Gruntal opinion.

Below is an overview of each analysis:

WALNUT COMPARABLE COMPANY ANALYSIS- The comparable company trading analysis provides a benchmark based on the common stock trading multiples of selected comparable companies. For this analysis, a universe of publicly-traded investment management companies (the "Walnut Comparable Companies"), which Gruntal deemed reasonably comparable for purposes of its analysis, were selected. Using publicly available information, Gruntal analyzed the Equity Value and Net Asset Value ("NAV") for the Walnut Comparable Companies based on then-current market conditions and determined the ratios of Equity Value to Net Asset Value. The term "Equity Value" of an entity means the number of shares of common stock outstanding multiplied by the price of such common stock at the close of trading on August 4, 1999. NAV is the market value of all securities held divided by the number of shares outstanding. The list of Walnut Comparable Companies includes the following:

     --  Brantley Capital Corporation
     --  Enercorp, Inc.
     --  Harris & Harris Group, Inc.
     --  MACC Private Equities
     --  Point West Capital Corporation
     --  Waterside Capital Corporation
     --  Winfield Capital Corporation

From the analysis, Gruntal analyzed the High, Low, Mean and Median values for the Equity Value / NAV ratio on the Walnut Comparable Companies. As shown in the following table, the market currently values the Walnut Comparable Companies at a mean NAV multiple of 1.13x and a median NAV multiple of 0.81x.


                                          EQUITY VALUE/
                                               NAV
                                          ------------

High                                          3.14   x
Low                                           0.56
Mean                                          1.13
Median                                        0.81

Walnut                                        0.85   x


Based on the value of Walnut at 0.85x times its NAV, This analysis indicates that Walnut Common Stock is fairly valued when compared with the Walnut Comparable Companies.


TOWER HILL EQUITY PORTFOLIO ANALYSIS- The Equity Portfolio Analysis provides an estimation of value for selected equity holdings owned by a particular company. For this analysis, in conjunction with extensive discussions with Tower Hill management, an estimated value of equity and options and warrants to purchase equity by Tower Hill were calculated via the following assumptions:

    (a) Equities Owned. Expected one-year target value (calculated via a combination of current financing valuations and Tower Hill expectations) discounted at a 40.0% discount rate.

    (b) Options and Warrants Owned. Expected one-year target value (calculated via a combination of current financing valuations, Black-Scholes Option Pricing Model and Tower Hill expectations) discounted at a 40.0% discount rate.

    (c) Expected Equities, Options and Warrants. Utilizing conservative estimates for the probability of engaged investment banking and consulting arrangements being completed by December 31, 1999, the expected one-year target value for such equities and options and warrants to purchase equities were calculated in a similar fashion to
         (a) and (b) above, except that a 50.0% discount rate was applied.

The following table presents the estimated values for Tower Hill's share and warrant holdings:



                           Expected                            Calculated
                           One Year                             Present
                             Value                               Value
                           --------                            ----------
Shares                   $1,771,038     / 1.40  =              $1,175,027

Warrants
Issued                    5,359,242     / 1.50  =               3,656,161
Pending                  $2,675,000     / 1.50  =               1,783,333
                                                               -----------
                                                                $6,614,522
                                                                ==========


In estimating the value of the equity securities held by Tower Hill, Gruntal considered the valuation of the latest known rounds of equity financing of the issuer, Tower Hill management projections and, with respect to warrants expected to be received by Tower Hill in respect of pending transactions, an additional discount factor based on the likelihood of the transaction closing.

TOWER HILL COMPARABLE COMPANY ANALYSIS- The comparable company trading analysis provides a benchmark based on the common stock trading multiples of selected comparable companies. For this analysis, a universe of reasonably comparable publicly-traded investment banking/brokerage companies (the "Tower Hill Comparable Companies") which Gruntal deemed reasonably comparable for purposes of its analysis were selected. Using publicly available information, Gruntal analyzed the Enterprise Value, latest twelve months ("LTM") revenue, Equity Value and stockholders' equity for the Tower Hill Comparable Companies. The term "Enterprise Value" means the sum of the Equity Value of an entity plus the value of all preferred stock and long-term debt reflected on its balance sheet minus all cash, cash equivalents and marketable securities reflected on its balance sheet. The list of Tower Hill Comparable Companies includes the following:

     --  First Albany Companies Inc.
     --  First Montauk Financial Corp.
     --  Kirlin Holding Corp.
     --  Paulson Capital Corp.
     --  Stifel Financial Corp.

From the analysis, Gruntal analyzed the High, Low, Mean and Median values for the Enterprise Value / LTM Revenue and Equity Value / Stockholders' Equity ratios on the Tower Hill Comparable Companies analyzed.

Additionally, the estimated values derived from the Tower Hill Equity Portfolio Analysis is combined with the Tower Hill Comparable Company Analysis (the "Combined Transaction Analysis") in order to properly account for the cash-based services and the value of the equity and options to purchase equity that Tower Hill both currently owns, and expects to receive by December 31, 1999. Accordingly, the below table sets forth the details, both separately and in combination the Tower Hill Comparable Company Analysis and Tower Hill Equity Portfolio Analysis:


                                          ENTERPRISE               EQUITY
                                            VALUE/                 VALUE/
                                             LTM                   BOOK
                                           REVENUE                 VALUE/
                                          ---------                -----
High                                       2.38 x                   4.42  x
Low                                        0.48                     1.17
Mean                                       1.02                     2.49

Median                                     0.6                      2.71




Tower Hill Securities
---------------------
Forecasted Fiscal 1999 Revenue/Book Value           $ 4,500,000         $ 1,500,000
Mean Multiple                                              1.02    x           2.49    x
                                                    -----------         -----------

Implied Multiple Value                              $ 4,590,000         $ 3,735,000

Plus:  Equity Portfolio Value                         6,614,522           6,614,522
                                                    -----------         -----------
       Total                                        $11,204,522         $10,349,522
                                                    ===========         ===========

Walnut Stock Price as of August 4                   $      2.19         $      2.19

Number of Shares to be issued                         4,095,096           4,095,096

Total Consideration Paid by Walnut                    8,958,023           8,958,023

Implied Premium                                     $ 2,246,499         $ 1,391,499

Implied Premium %                                         25.08%              15.53%



As shown, the Combined Company Analysis indicates that the implied value of the shares retained by Walnut Shareholders is approximately 15%-25% higher than the Total Consideration proposed by the financial terms of the Proposed Transaction.

TOWER HILL COMPARABLE TRANSACTION ANALYSIS - The comparable transaction analysis provides a market benchmark based on the consideration paid in selected acquisition transactions (the "Comparable Transactions") which Gruntal deemed reasonably comparable for purposes of its analyses. From publicly available financial data, Gruntal analyzed transactions in which companies comparable to Tower Hill were acquired. Pursuant to the analysis, Gruntal calculated the High, Low, Mean and Median values for the Enterprise Value / LTM Revenue and Equity Value / Book Value ratios on the Comparable Transactions. The Comparable Transactions included:

--  Intrex Inc. / Alexander Wescott & Co. Inc.
--  First Union Corp. / Everen Capital Group
--  JW Charles Financial Services / Genesis Merchant Group
--  Wachovia Corp. / Interstate/Johnson Lane Inc.
--  Key Corp. / McDonald & Co Investments Inc.
--  Investor / Olympic Cascade Financial Corp.
--  Raymond James Financial Inc. / Roney & Co.
--  BankAtlantic Bancorp. / Ryan Beck & Co.
--  BB&T Corp. / Scott & Stringfellow Financial


                                                   MULTIPLES

                                 ENTERPRISE                        EQUITY
                                 VALUE/                            VALUE/
                                 NET REVENUE                       BOOK VALUE
                                 -----------                       ----------

High                                 1.89  x                          0.73  x
Low                                  0.99                             1.11
Mean                                 1.43                             2.56
Median                               1.36                             2.71




                                        PREMIUM

                                       FOUR WEEKS
                                         PRIOR TO
                                      ANNOUNCEMENT
                                      ------------

High                                     34.05
Low                                       2.74
Mean                                     22.07
Median                                   25.01



Tower Hill Securities
---------------------

Forecasted Fiscal 1999 Revenue/Book Value             $ 4,500,000            $ 1,500,000
Mean Multiple                                                1.43    x              2.56   x
                                                      -----------            -----------
Implied Multiple Value                                $ 6,435,000            $ 3,840,000
Plus: Equity Portfolio Value                            6,614,522              6,614,522
Total                                                 $13,049,522            $10,454,522
                                                      ===========            ===========

Walnut Stock Price as of August 4, 1999                    2.19                      2.19
Number of Shares to be issued                         4,095,096                 4,095,096
Total Consideration Paid by Walnut                    8,958,023                 8,958,023
Total Implied Premium                                 4,091,499                 2,496,499
Premium %                                                 45.67%                    16.71%


As shown, the Combined Transaction Analysis indicates that the value received by Walnut Stockholders is approximately 17%-46% higher than the Total Consideration proposed by the financial terms of the Proposed Transaction.

The table below presents the implied premiums based on revenue and book value multiples:



     SUMMARY OF IMPLIED PREMIUMS:
     ----------------------------

                                                  Combined Company Analysis            Combined Transaction Analysis
                                                  -------------------------            -----------------------------

       Revenue Multiple                                     25.08%                                 15.53%
       Book Value Multiple                                  45.67%                                 16.71%

                                       Mean                 35.38%                                 16.12%

                              Combined Mean                 25.75%

       Mean Premium of
       Comparable Transactions                              22.07%
       (4 weeks prior to announcement)



As demonstrated in the above table, the average premium calculated for the Proposed Transaction is higher than those of comparable transactions. In arriving at its opinion, Gruntal did not ascribe a specific range of value to Walnut or Tower Hill, but rather made its determination as to the fairness, from a financial point of view, to Walnut of the consideration to be paid by Walnut in the proposed merger transaction on the basis of the financial and comparative analyses described above. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Gruntal did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgements as to the significance and relevance of each analysis and factor. Accordingly, Gruntal believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

Gruntal is a nationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with the following:

--  mergers and acquisitions;
--  negotiated underwritings;
--  competitive bids;
--  secondary distributions of listed and unlisted securities;
--  private placements; and
--  valuations for corporate and other purposes.

The Walnut Board of Directors selected Gruntal because of its expertise, reputation and familiarity with Walnut and the financial services industry generally and because its investment banking professionals have substantial experience in transactions comparable to the Mergers.

We have acted as financial advisor to Walnut in connection with the proposed transactions and will receive a fee for such services and for rendering this opinion. In addition, Walnut has agreed to indemnify us for certain liabilities which may arise out of the rendering of this opinion. In the ordinary course of our business, we may actively trade the debt or equity securities of each of Walnut for account and for the accounts of customers and, accordingly, may at any time, hold a long or short position in such securities.

THE MERGER AGREEMENT

GENERAL DESCRIPTION

         The terms of the Mergers are set forth in the Merger Agreement, which is attached as Exhibit A to this Proxy Statement. The following description of the material terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement. Stockholders are urged to review the Merger Agreement carefully and in its entirety.

         Merger 1. The Merger Agreement provides that, at the First Effective Time and in accordance with the Utah BCA and the Delaware GCL, Walnut will be merged with and into THCG. THCG will have no business, assets or liabilities prior to Merger 1. Upon consummation of Merger 1, the separate corporate existence of Walnut shall cease and THCG shall continue as the surviving corporation under the name "THCG, Inc." All of the property, rights, privileges, immunities and powers of Walnut and THCG before Merger 1 will vest in THCG as the surviving corporation, and all of the debts, liabilities and duties of Walnut and THCG before Merger 1 will become the debts, liabilities and duties of THCG as the surviving corporation. The primary purpose of Merger 1 is to reincorporate Walnut in Delaware.

         Merger 2. Following the consummation of Merger 1 at the Second Effective Time and in accordance with the New York BCL, Newco will be merged with and into Tower Hill. Newco will have no business, assets or liabilities prior to Merger 2. At the effective time of Merger 2, the separate corporate existence of Newco shall cease and Tower Hill shall continue as the surviving corporation and a wholly-owned subsidiary of THCG under the name "Tower Hill Securities, Inc." All of the property, rights, privileges, immunities and powers of Newco and Tower Hill before Merger 2 will vest in the merged Tower Hill, and all of the debts, liabilities and duties of Newco and Tower Hill before Merger 2 will become the debts, liabilities and duties of the merged Tower Hill.

EFFECTIVE DATES OF THE MERGERS

         The Merger Agreement provides that the closing of the Mergers and the transactions contemplated by the Merger Agreement shall take place as soon as practicable after all of the conditions to the closing set forth in Article 6 of the Merger Agreement and described under "Conditions to Consummation of the Mergers" below have been satisfied or waived (the "Closing") (see "Conditions to Consummation of the Mergers" below). Merger 1 shall be consummated and shall become effective at such time as (i) articles of merger are filed with the Utah Department of Commerce, Division of Corporations and Commercial

Code and a certificate of merger is filed with the Delaware Secretary of State in accordance with the relevant provisions of the Utah BCA and the Delaware GCL and (ii) all other filings or recordings required by the Utah BCA and the Delaware GCL have been made. Immediately after the First Effective Time and the satisfaction of all of the conditions precedent to Merger 2, Merger 2 shall be consummated and shall become effective at such time as (i) a certificate of merger is filed with the New York Secretary of State in accordance with the New York BCL and (ii) all other filings or recordings required under the New York BCL have been made.

CONVERSION OF SECURITIES

         At the First Effective Time, each share of Walnut Common Stock issued and outstanding immediately prior to the First Effective Time will be automatically converted into one validly issued, fully paid and non-assessable share of THCG Common Stock. Each share of THCG Common Stock issued and outstanding prior to the First Effective Time and held by Walnut, and each share of Walnut Common Stock and each share of THCG Common Stock held in treasury by Walnut and THCG respectively, immediately prior to the First Effective Time, will be cancelled and retired and cease to exist, without any conversion thereof. For a description of the THCG Common Stock, see "DESCRIPTION OF THCG COMMON STOCK."

         At the Second Effective Time, each share of Newco Common Stock issued and outstanding immediately prior to the Second Effective Time will be automatically converted into one validly issued, fully paid and non-assessable share of Tower Hill Common Stock. In addition, at the Second Effective Time, each share of Tower Hill Common Stock issued and outstanding immediately prior to the Second Effective Time will be converted into 37,228.145 shares of THCG Common Stock plus an additional number of shares of THCG Common Stock equal to one percent (1%) of the number of restricted shares of THCG Common Stock intended to be granted to Shai Novik in exchange for certain options held by him (see "--Treatment of Stock Options" below) and which do not vest and are forfeited in accordance with the terms and conditions thereof, provided that upon such forfeiture and transfer to the holders of Tower Hill Common Stock, such shares will no longer be restricted. Each share of Tower Hill Common Stock, each share of preferred stock of Tower Hill, and each share of Newco Common Stock held in treasury by Tower Hill and Newco, respectively, immediately prior to the Second Effective Time will be cancelled and retired and cease to exist, without any conversion thereof.

TREATMENT OF STOCK OPTIONS

         Prior to the First Effective Time, the 687,685 options and Class A Warrants outstanding at the First Effective Time to purchase shares of Walnut Common Stock (each, a "Converted Walnut Option"), other than the 95,813 Walnut Options held by Messrs. Burton and Joel Kanter and Robert Mauer will be assumed by THCG and will be converted into and shall constitute an option to purchase, for the same exercise price per share and on the same terms and conditions as are contained in such option, one fully paid and non-assessable share of THCG Common Stock. As soon as practicable following the First Effective Time, THCG will cause to be delivered to each holder of an outstanding Converted Walnut Option an appropriate notice setting forth such holder's rights pursuant thereto and that such Converted Walnut Option shall continue in effect on the same terms and conditions. The 95,813 options to purchase Walnut Common Stock outstanding at the First Effective Time and held by Messrs. Burton and Joel Kanter and Robert Mauer will be purchased for the aggregate amount of $10,311.59.

         As of the Second Effective Time, each option outstanding to purchase shares of Tower Hill Common Stock held by Shai Novik, an employee of Tower Hill (each, a "Novik Option"), will be cancelled, and it is intended that Mr. Novik will receive a grant of 372,281.45 restricted shares of THCG Common Stock under the THCG Stock Incentive Plan pursuant to his employment agreement with THCG (see "INTERESTS OF CERTAIN PERSONS IN THE MERGERS--Employment Agreements"). The shares of restricted THCG Common Stock issued to Mr. Novik will be subject to a restricted stock agreement, which shall include restrictions as to transferability, and shall be subject to forfeiture and shall become transferable and vested in the same proportions and at the same time as the Novik Options were scheduled to become exercisable pursuant to Mr. Novik's employment agreement.

EXCHANGE OF STOCK CERTIFICATES

         Fractional Shares. No fractional shares of THCG Common Stock will be issued in connection with the Mergers. Any stockholder of Tower Hill who would otherwise have been entitled to receive a fraction of a share of THCG Common Stock will receive one whole share of THCG Common Stock in respect of such fractional share.

         Surrender of Shares of Walnut and Tower Hill. Walnut has appointed Corporate Stock Transfer, Inc. to serve as the exchange agent (the "Exchange Agent") in the Mergers. Promptly after the First Effective Time, THCG will deposit with the Exchange Agent the aggregate number of shares of THCG Common Stock issuable pursuant to the Merger Agreement upon conversion of the issued and outstanding shares of Walnut Common Stock. Promptly after the Second Effective Time, THCG shall deposit with the Exchange Agent the aggregate number of shares of THCG Common Stock issuable pursuant to the Merger Agreement upon conversion of the issued and outstanding shares of Tower Hill Common Stock and the Novik Options, respectively.

         Within three business days after the Effective Time of the Mergers, the Exchange Agent will deliver to each record holder of the certificates representing shares of Walnut Common Stock or Tower Hill Common Stock (collectively, the "Original Certificates") a letter of transmittal and instructions to effect the surrender of the Original Certificates for exchange. Upon surrender of an Original Certificate for cancellation to the Exchange Agent, together with a duly completed and validly executed letter of transmittal, and such other documents as may be required by the instructions, the holder of that Original Certificate will be entitled to receive a certificate evidencing the number of whole shares of THCG Common Stock which such holder is entitled to receive in the Mergers. Any Original Certificates so surrendered will be canceled.

         Dividends and Distributions. No dividends or other distributions declared or made after the Effective Time of the Mergers with respect to shares of THCG Common Stock with a record date after the Effective Time of the Mergers will be paid to the holder of any unsurrendered Original Certificate with respect to the shares of THCG Common Stock that the holder is entitled to receive until the holder surrenders such Original Certificate as provided above. Subject to applicable law, upon surrender of any Original Certificate, THCG will pay to the holder thereof, without interest, any dividends or distributions with respect to such shares of THCG Common Stock that have become payable between the Effective Time of the Mergers and the time of such surrender.

         Transfers of Ownership. If any certificate for THCG Common Stock is to be issued in a name other than that in which the Original Certificate surrendered in exchange is registered, it will be a condition to such issuance that the Original Certificate so surrendered be properly endorsed and otherwise in proper form for transfer, accompanied by all documents required to evidence and effect such transfers pursuant to the Merger Agreement, and that the person requesting the transfer will have paid to THCG or any designated agent any fees or transfer taxes required by reason of the issuance of a certificate for shares of THCG Common Stock in any name other than that of the registered holder of the Original Certificate surrendered, or established to the satisfaction of THCG or any designated agent that such fees and taxes have been paid or are not payable.

         No Liability. None of the Exchange Agent, THCG, Tower Hill or any party to the Merger Agreement is liable to any holder of Walnut Common Stock or Tower Hill Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         Lost, Stolen or Destroyed Certificates. A stockholder may be required to provide an appropriate affidavit to the Exchange Agent if any Original Certificates are lost, stolen or destroyed in order to receive consideration for those Original Certificates. THCG may require the owner of lost, stolen or destroyed Original Certificates to deliver a bond as indemnity against any claim that may be made against THCG or the Exchange Agent with respect to any such Original Certificates.

         Withholding Rights. Either THCG or the Exchange Agent is entitled to deduct and withhold from the consideration payable to any holder of Original Certificates the amounts THCG or the Exchange Agent is required to deduct and withhold under the Code or any provision of state, local or foreign tax law. Any amounts deducted and withheld by THCG or the Exchange Agent will be treated as having been paid to the holder of Walnut Common Stock or Tower Hill Common Stock.

         DETAILED INSTRUCTIONS, INCLUDING A TRANSMITTAL LETTER, WILL BE MAILED TO THE WALNUT STOCKHOLDERS PROMPTLY FOLLOWING THE EFFECTIVE TIME OF THE MERGERS AS TO THE METHOD OF EXCHANGING CERTIFICATES FORMERLY REPRESENTING SHARES OF WALNUT COMMON STOCK. WALNUT STOCKHOLDERS SHOULD NOT SEND CERTIFICATES REPRESENTING THEIR SHARES TO THE EXCHANGE AGENT PRIOR TO RECEIPT OF THE TRANSMITTAL LETTER.

EFFECT OF THE MERGERS ON CERTAIN CORPORATE MATTERS

         Certificates of Incorporation. At the First Effective Time, the certificate of incorporation of THCG, as in effect immediately prior to the First Effective Time, will be the certificate of incorporation of THCG as the surviving corporation. At the Second Effective Time, the certificate of incorporation of Tower Hill, as in effect immediately prior to the Second Effective Time, will be the certificate of incorporation of Tower Hill as the surviving corporation.

         Bylaws. At the First Effective Time, the bylaws of THCG, as in effect immediately prior to the First Effective Time, will be the bylaws of THCG as the surviving corporation. At the Second Effective Time, the bylaws of Tower Hill, as in effect immediately prior to the Second Effective Time, will be the bylaws of Tower Hill as the surviving corporation.

         Directors and Officers. At the First Effective Time, the directors of THCG immediately preceding the First Effective Time will become the initial directors of THCG as the surviving corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified. In addition, immediately after the Second Effective Time, pursuant to the Merger Agreement, the board of directors of THCG will be increased from three to seven members, and the initial directors will appoint four additional board members to fill vacancies in THCG's Board of Directors created by such increase. The four additional board members have been or will be designated by Tower Hill. See "MANAGEMENT OF THCG FOLLOWING THE MERGERS." The officers of THCG immediately preceding the First Effective Time will become the officers of THCG as the surviving corporation until the Second Effective Time or until the earlier of their death, resignation or removal or until their respective successors are duly elected or qualified. At the Second Effective Time, the officers of THCG shall resign, and Joseph D. Mark, Adi Raviv and Shai Novik shall become the officers of THCG. The directors and officers of Tower Hill immediately preceding the Second Effective Time shall remain the directors and officers of Tower Hill until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

         For a discussion of how the above changes will affect the rights of the stockholders of Walnut, see "COMPARISON OF RIGHTS OF HOLDERS OF WALNUT COMMON STOCK BEFORE AND AFTER THE MERGERS."

REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains customary representations by Walnut, THCG and Newco, on the one hand, and Tower Hill, on the other hand, as to, among other things: (a) due organization, good standing and absence of violations of organizational documents; (b) capital structure; (c) ownership of subsidiaries;
(d) requisite corporate power and authority to enter into the Merger Agreement and the agreements related thereto and to consummate the transactions provided for thereby; (e) due authorization, execution and delivery of the Merger Agreement and the agreements related thereto; (f) validity and enforceability of the Merger Agreement and the agreements related thereto; (g) the disclosure contained in documents filed with the Securities and Exchange Commission; (h) required filings and approvals; (i) absence of defaults; (j) absence of undisclosed liabilities and material changes; (k) absence of litigation; (l) compliance with applicable laws; (m) employee benefit plans; (n) compliance with environmental laws and regulations; (o) tax matters; (p) material contracts; (q) title to properties; (r) condition and sufficiency of assets; (s) intellectual property matters; (t) Year 2000 issues; (u) investment securities; (v) matters relating to brokers; (w) absence of certain transactions with affiliates; and
(x) corporate records. None of the representations and warranties contained in the Merger Agreement survive the Closing of the Mergers; therefore, none of Walnut, THCG or Tower Hill has any remedies for breach of the representations and warranties which may first be discovered after the Closing.

COVENANTS

         Conduct of Business Prior to the Merger. Each of Walnut and Tower Hill has agreed that, except as otherwise authorized by the Merger Agreement until the Effective Time of the Mergers, each of Walnut and Tower Hill will, and will cause each of its respective subsidiaries to:

         -    maintain its corporate existence in good standing;

         -    maintain the general character of its business;

         - maintain in effect all of its presently existing (or substantially equivalent) insurance coverage;

         - preserve intact its present business organization, preserve its goodwill, keep available the services of its current officers and employees and preserve its present business relationships with customers, clients and other persons with whom it has business relations; and

         - in all respects conduct its business only in the usual and ordinary manner consistent with past practice and perform in all material respects all material contracts or other obligations with banks, customers, clients, employees and others.

         Until the Second Effective Time, each of Walnut and Tower Hill has agreed that it will not, directly or indirectly, without the prior written consent of the other, do, or propose to do, or cause any of their respective subsidiaries, directly or indirectly, to do, or propose to do, any of the following:

         - amend or otherwise modify its charter or the charters or other organizational documents of any of their respective subsidiaries;

         - issue, sell, dispose of or encumber or authorize the issuance, sale, disposition or encumbrance of, or grant any option to acquire any shares of its capital stock or securities convertible into, exercisable into or exchangeable for any such shares or securities or alter any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization (except as authorized by the Merger Agreement);

         -    encumber any material assets or properties;

         - declare, set aside, make or pay any dividend or other distribution to any stockholder with respect to its capital stock;

         - redeem, purchase or acquire any of its own securities (except as authorized by the Merger Agreement);

         - increase the compensation or other remuneration or benefits payable or to become payable to any of its directors or executive officers or other employees or agents, except, with respect to such other employees or agents only, in the ordinary course of business consistent with past practice (except as authorized by the Merger Agreement);

         - adopt, amend or make any unscheduled contribution to any employee benefit plans for or with employees, other than as may be required by law, or enter into any collective bargaining agreement;

         - terminate or modify any material contracts requiring future payments, individually or in the aggregate, in excess of $100,000, except for the termination of such contracts upon their expiration during such period in accordance with their terms;

         - create, incur, assume or otherwise become liable for any indebtedness in an aggregate amount in excess of $20,000 or guarantee or endorse any obligation or the net worth of any person, except for endorsements of negotiable instruments for collection in the ordinary course of business consistent with past practice (except as authorized by the Merger Agreement);

         - pay, discharge or satisfy any claim, liability or obligation, absolute, accrued, contingent or otherwise, whether due or to become due, in an aggregate amount in excess of $20,000, other than liabilities incurred prior to the date of the Merger Agreement in the ordinary course of business in a manner consistent with past practice (except as authorized by the Merger Agreement);

         - sell, transfer, lease or otherwise dispose of any of its assets or properties, other than in the ordinary course of business consistent with past practice and for cash consideration equal to the fair value of such assets or properties at the time of such sale, transfer, lease or other disposition (except as authorized by the Merger Agreement);

         - cancel, compromise, release or waive any material debt, claim or right (except as authorized by the Merger Agreement);

         - other than routine advances made in the ordinary course of business consistent with past practice, make any loan or advance or acquire for cash the capital stock or other securities, or any ownership interest in, or substantially all of the assets of, any other business (except as authorized by the Merger Agreement);

         - make any material capital investment or expenditure or capital improvement, addition or betterment;

         - change its method of accounting, except as authorized by generally accepted accounting principles;

         - institute or settle any proceeding before any governmental entity relating to it or its assets or properties;

         - adopt a plan of liquidation or dissolution with respect to itself or its subsidiaries;

         - enter into any contract, except in the ordinary course of business consistent with past practice;

         - make any new election with respect to taxes or change any current elections with respect to taxes or settle or compromise any federal, state, local or foreign tax liability or agree to an extension of a statute of limitations; or

         - enter into any commitment to do any of the foregoing, or any action which would make any of the representations or warranties contained in the Merger Agreement untrue or incorrect in any material respect, or cause any covenant, condition or agreement in the Merger Agreement not to be complied with or satisfied in any material respect.

         Deregistration of Walnut Under the 1940 Act. Pursuant to the Merger Agreement, Tower Hill has required that, as a condition to Merger 2, Tower Hill is to prepare and Walnut is to file with the SEC an 8(f) application, the purpose of which is to deregister Walnut, Walnut Capital, Walnut Funds and Universal Bridge as BDCs under the 1940 Act. Walnut has agreed to fully cooperate with Tower Hill in the preparation of the 8(f) Application and has agreed to furnish promptly to Tower Hill all information concerning its business, facilities, properties, assets and personnel, and shall make available to Tower Hill the appropriate individuals (including officers, employees, accountants, counsel and other professionals) for discussion of Walnut's business, facilities, properties and personnel, as Tower Hill may reasonably request in connection with its preparation of the 8(f) Application. Tower Hill has agreed to provide Walnut with a reasonable opportunity to review, comment on and approve the 8(f) Application and any amendment or supplement thereto prior to filing such 8(f) Application with the SEC, provided that such approval shall not be unreasonably withheld or delayed. Tower Hill has further agreed to provide Walnut with a copy of all such filings made with the SEC. The deregistration process is discussed further under "PROPOSAL V--APPROVAL OF THE BDC DEREGISTRATION."

         SEC and Other Governmental Filings. Pursuant to the Merger Agreement, each of Walnut and Tower Hill has agreed to provide the other with copies of all filings made by it or any of its subsidiaries with the SEC or any other governmental authority in connection with the Merger Agreement and agreements or documents required to be delivered pursuant to the Merger Agreement, or the transactions contemplated thereby.

         Related Transactions. Pursuant to the Merger Agreement, Walnut has agreed to use its commercially reasonable efforts to effect the following Related Transactions (as defined below) prior to the Closing, provided that, to the extent required, the BDC Deregistration has been effected.

         The "Related Transactions" are:

         - The Capital Investment. Walnut required is to issue at least 1,500,000 and up to 2,500,000 shares of Walnut Common Stock at $2.00 per share in cash to an investor group (which may include current stockholders of Walnut and Tower Hill) in a private placement transaction. The total number of shares issued in connection with the Capital Investment may be increased by one share for (a) every $2.00 of debt and accrued liabilities converted to cash in connection with the Debt Conversion, (b) every $2.00 of accrued compensation and (c) every $2.00 of cash paid in connection with the UPLP Acquisition, up to a maximum of 3,000,000 shares of Walnut Common Stock. The Capital Investment is discussed further under "PROPOSAL II--APPROVAL OF THE CAPITAL INVESTMENT."

         - The Debt Conversion. Walnut must convert certain of its debts and accrued liabilities in the aggregate principal amount of up to $1,093,000 (plus any interest actually accrued thereon) into cash or Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill. The Debt Conversion is discussed further under "PROPOSAL III--APPROVAL OF THE DEBT CONVERSION AND THE COMPENSATION SATISFACTION."

         - The Compensation Satisfaction. Walnut must satisfy in full the accrued compensation of Burton W. Kanter in the aggregate amount of (i) $387,875 through June 30, 1999; plus (ii) $273.97 per day from July 1, 1999 through the Closing Date (the "Continuing Accrual"); less (iii) $150,000 in accrued compensation that Mr. Kanter has agreed to forgive, either in cash or by issuing to Mr. Kanter shares of Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill. The Compensation Satisfaction is discussed further under "PROPOSAL III--APPROVAL OF THE DEBT CONVERSION AND THE COMPENSATION SATISFACTION."

         -    UPLP Acquisition. Walnut is to cause Universal Bridge to acquire
              (a) 17% of the outstanding limited partnership interests in UPLP in exchange for an amount equal to the net book value thereof payable either in cash or Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill, and (b) 50% of the outstanding general partnership interests of UPLP for up to $134,000, payable in cash or shares of Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill. Following the UPLP Acquisition, UPLP will be dissolved. The UPLP Acquisition is discussed further under "PROPOSAL IV--APPROVAL OF THE UPLP ACQUISITION."

         - Sale of PassPlus Program. At the Closing, Walnut is to sell to Burton W. Kanter, and Burton W. Kanter is to purchase from Walnut, any and all rights Walnut or its subsidiaries may have under its United Airlines PassPlus Program for a cash purchase price of $5,000.

         - Relinquishment of Walnut Capital SBA License. Walnut is to cause Walnut Capital to relinquish its license from the SBA to operate as an SBIC.

         - Cancellation of the Windy City/Walnut Sublease. Walnut is to terminate the oral sublease by and between Walnut and Windy City for premises located in Vienna, Virginia, with no cost or penalty to Walnut.

Any agreements necessary to effect the Related Transactions are referred to in this Proxy Statement as the "Related Agreements."

         Consulting Agreements. Pursuant to the Merger Agreement, Walnut has agreed to use its commercially reasonable efforts to cause (a) Chicago Advisory Group (of which Robert Mauer, Walnut's Chief Financial Officer and Treasurer, is an employee) to enter into a consulting agreement with Inland Financial Corporation, a Washington corporation and a wholly-owned subsidiary of Walnut; and (b) Windy City (of which Joel Kanter, Walnut's

Chief Executive Officer, is the President) to enter into a consulting agreement with THCG. See "INTERESTS OF CERTAIN PERSONS IN THE MERGERS--Consulting Agreements."

         Employment Agreements. Pursuant to the Merger Agreement, Tower Hill is to use its commercially reasonable efforts to cause each of Joseph D. Mark, Shai Novik and Adi Raviv, the current executive officers of Tower Hill, to enter into employment agreements with THCG. See "INTERESTS OF CERTAIN PERSONS IN THE MERGERS--Employment Agreements."

         Voting Agreement. Concurrently with the execution of the Merger Agreement, the Principal Walnut Stockholders, each of which is affiliated with Messrs. Burton and Joel Kanter, entered into the Voting Agreement, pursuant to which they have (a) agreed to vote their shares of Walnut Common Stock in favor of the Mergers and the Related Transactions and (b) agreed not to sell their shares of THCG Common Stock for a period of 12 months following the consummation of the Mergers and the Related Transactions, subject to certain exceptions set forth in the Voting Agreement. See "RESALES OF THCG COMMON STOCK ISSUED IN CONNECTION WITH THE MERGERS."

         Investment Letter. Pursuant to the Merger Agreement, Tower Hill has agreed to use its commercially reasonable efforts to cause each of its stockholders to execute and deliver to Walnut an investment letter, pursuant to which each Tower Hill stockholder will, among other things, (a) acknowledge that the shares of THCG Common Stock that they will receive in Merger 2 have not been registered under the Securities Act or any securities laws, and cannot be sold unless registered under the Securities Act and any applicable state securities laws, or are exempt from registration; (b) represent and warrant that they are "accredited investors" as defined under Rule 501(a) of Regulation D promulgated under the Securities Act or a "qualified institutional buyer" as defined under the Securities Act; and (c) represent and warrant that the THCG Common Stock is being acquired for their own account and not for any other person or entity, for investment only and with no intention of distribution or reselling the THCG Common Stock in any transaction that would violate the securities law of the United States.

         No Solicitation. Pursuant to the Merger Agreement, Walnut agreed that each of Walnut, THCG and Newco, their affiliates and their respective officers, directors, employees, representatives and agents were to immediately cease any existing discussions or negotiations, if any, with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, Walnut or any of its subsidiaries or any business combination with Walnut or any of its subsidiaries (except for existing discussions or negotiations with respect to the acquisition by Walnut of factoring businesses in exchange for assets of, or an equity interest in, Walnut). In addition, Walnut agreed, prior to the Effective Time of the Mergers, it shall not, and shall not authorize or permit any of its subsidiaries or any of its or its subsidiaries' directors, officers, employees, agents or representatives, directly or indirectly, to solicit, initiate, encourage, facilitate, furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving Walnut or any of its subsidiaries or acquisition of any capital stock or material portion of the assets of Walnut or any of its subsidiaries, or any combination of the foregoing (each, an "Acquisition Transaction"), or negotiate, explore or otherwise engage in discussion with any person (other than Tower Hill or its directors, officers, employees, agents and representatives) with respect to any Acquisition Transaction, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Mergers, the Related Transactions or any other transactions contemplated by the Merger Agreement. However, Walnut is permitted to furnish information to, and negotiate or otherwise engage in discussion with any party who delivers a bona fide written proposal for an Acquisition Transaction if (a) the Walnut Board determines in good faith and on a reasonable basis by a majority vote, after consultation with its outside counsel and its financial advisors, that (i) such Acquisition Transaction is reasonably likely to be more favorable to Walnut and its stockholders from a financial point of view than the transactions contemplated by the Merger Agreement and (ii) that failure to take such action would constitute a breach of its fiduciary duties;
(b) Walnut enters into a customary confidentiality agreement with respect to such Acquisition Transaction; and (c) Walnut, as soon as practicable, advises Tower Hill in writing and in detail of the receipt or the existence of any discussions, negotiations, proposals or substantive inquiries relating to an Acquisition Transaction, identifies the offeror and furnishes to Tower Hill a copy of such proposal or substantive inquiry, if it is in writing, or a written summary of any oral proposal or substantive inquiry relating to an Acquisition Transaction. Walnut has agreed that, as soon as practicable, it shall advise Tower Hill in writing of any substantive development relating to such proposal, including the results of any substantive discussion or negotiations with respect thereto.

         Tower Hill agreed that it, Tower Hill LLC and their affiliates and respective officers, directors, employees, representatives and agents would immediately cease discussions or negotiations, if any, with any parties conducted with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, Tower Hill or Tower Hill LLC, or any business combination with Tower Hill or Tower Hill LLC. In addition, Tower Hill agreed that, prior to the Effective Time of the Mergers, it will not, and will not authorize or permit Tower Hill LLC or any of their respective directors, officers, employees, agents or representatives, directly or indirectly, to solicit, encourage, facilitate, or furnish or disclose non-public information in furtherance of, any inquiries into the making of or make any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving Tower Hill or Tower Hill LLC or acquisition of any capital stock or any portion of the assets of Tower Hill or Tower Hill LLC or any combination of the foregoing, or negotiate, explore or otherwise engage in discussion with any person (other than Walnut or its directors, officers, employees, agents and representatives) with respect to any such transaction, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate Merger 2, the Related Transactions or any other transactions contemplated by the Merger Agreement.

         Indemnification and Insurance. Pursuant to the Merger Agreement, THCG has agreed that the bylaws and certificate of incorporation of THCG at the First Effective Time will contain the indemnification provisions set forth in the THCG bylaws and certificate of incorporation on the date of the Merger Agreement, which provisions may not be amended, repealed or otherwise modified (other than as may be required by law) for a period of six years after the First Effective Time in any manner that would adversely affect the rights thereunder of individuals who at the First Effective Time were directors, officers, employees or agents of Walnut or its subsidiaries. THCG will indemnify and hold harmless each present and former director, officer, employee or agent of Walnut or any of its subsidiaries against any costs or expenses pertaining to any matter arising out of or in connection with the transactions contemplated by the Merger Agreement or the Related Agreements or otherwise with respect to any acts or omissions occurring at or prior to the First Effective Time to the fullest extent possible under applicable law or under its certificate of incorporation and bylaws, in each case for a period of six years after the First Effective Time. For three years after the First Effective Time, THCG is to maintain in effect policies of directors' and officers' liability insurance covering those persons who are currently covered by Walnut's directors' and officers' liability insurance policy, provided, however, that THCG shall not be required to pay more than 150% of the annual premium currently paid by Walnut for such coverage.

         THCG Stock Incentive Plan. Pursuant to the Merger Agreement, Walnut has agreed, prior to the First Effective Time, (a) to cause THCG to adopt, subject to approval by the Walnut stockholders, the THCG Stock Incentive Plan providing for the grant of incentive awards thereunder with respect to a number of shares that in the aggregate does not exceed 2,250,000 shares of THCG Common Stock, and
(b) to grant, subject to approval of the THCG Stock Incentive Plan by the Walnut stockholders, the consummation of the Mergers and, if required, the BDC Deregistration, options to purchase up to 1,250,000 shares of THCG Common Stock to certain officers, directors and employees of Walnut and certain principals and officers of Tower Hill and 372,281.45 restricted shares of THCG Common Stock to Shai Novik pursuant to his employment agreement. The THCG Stock Incentive Plan is discussed further under "PROPOSAL VI--APPROVAL OF THE THCG STOCK INCENTIVE PLAN."

         Repurchase of Walnut Options. Pursuant to the Merger Agreement, Walnut is to use its commercially reasonable efforts to repurchase all outstanding options to purchase Walnut Common Stock, other than the Converted Walnut Options. Each holder of an option so repurchased shall deliver a copy of the agreement evidencing such Walnut option, marked "cancelled."

         Walnut Incentive Program. Pursuant to the Merger Agreement, prior to the First Effective Time, Walnut shall use commercially reasonable efforts to obtain the consent and acknowledgment of Joel Kanter and Robert Mauer, as the sole beneficiaries under the Walnut Financial Services, Inc. Management Incentive Plan, that the sole benefit to which they are entitled under such plan is the payment to them, in cash only, of a maximum amount of $90,000 in the aggregate.

         Cancellation of Novik Options. Prior to the Second Effective Time, Tower Hill is to use commercially reasonable efforts to obtain the consent of Shai Novik to the cancellation of the Novik Options.

         The LLC Merger. Pursuant to the Merger Agreement, Tower Hill has to establish Tower Hill LLC. Walnut and Tower Hill have agreed, immediately after the Effective Time of the Mergers, to cause (a) Tower Hill to contribute its portfolio of investment securities to Tower Hill LLC; (b) the merger of Walnut Capital, Walnut Funds and Universal Bridge with and into Tower Hill LLC, with Tower Hill LLC as the surviving entity, and (c), if necessary in connection with the BDC Deregistration, the dividend by Tower Hill of its membership interest in Tower Hill LLC to THCG. After doing so, ownership of all of the combined company's portfolio investments will be concentrated in a single wholly-owned direct subsidiary of THCG.

         THCG Board of Directors. Pursuant to the Merger Agreement, upon the consummation of Merger 2, the THCG Board of Directors shall be increased from three directors to seven directors and shall be classified into three classes. The Class I directors shall consist of Messrs. Evan Marks and Joseph D. Mark, who shall serve until the first annual meeting of the THCG stockholders after the Mergers. The Class II directors shall consist of Mr.

and Gene Burleson [and an additional Tower Hill designee], who shall serve until the second annual meeting of the THCG stockholders after the Mergers. The Class III directors shall consist of Messrs. Burton W. Kanter, Joel S. Kanter and Adi Raviv, who shall serve until the third annual meeting of the THCG stockholders after the Mergers. See "MANAGEMENT OF THCG FOLLOWING THE MERGERS."

         Tower Hill Preferred Stock. Pursuant to the Merger Agreement, prior to the Second Effective Time, Tower Hill has agreed to cause its stockholders to contribute to the capital of Tower Hill all outstanding shares of preferred stock in Tower Hill, or to take all such action as is necessary to ensure that no shares of preferred stock of Tower Hill are outstanding at the Second Effective Time.

         Tower Hill Capital Group, LLC. Pursuant to the Merger Agreement, the principals of Tower Hill, who are also the principals of Tower Hill Capital Group, LLC, have agreed to change the name of Tower Hill Capital Group, LLC such that its name will no longer contain the words "Tower Hill."

         Walnut Securities. Upon the later to occur of (a) the approval of the Mergers by the Walnut stockholders and (b) the SEC's issuance of a notice with respect to the 8(f) Application, Walnut is to sell its marketable securities for cash and to revalue its portfolio of nonmarketable securities as appropriate.

         Softwatch Securities. Tower Hill has agreed to use its commercially reasonable efforts to cause Adi Raviv to obtain a waiver from each of the shareholders of Softwatch Ltd., in order to permit Mr. Raviv to transfer to Tower Hill 127,010 shares of Softwatch for a purchase price of $315,131.58, which price includes $132,237.18 of debt forgiveness. If Mr. Raviv is unable to obtain the required waivers, the $182,894.40 cash component of the purchase price shall remain an asset of Tower Hill, and Tower Hill shall forgive Mr. Raviv's indebtedness to Tower Hill in the amount of $132,237.18.

         Additional Covenants. In addition to the covenants detailed above, each of Walnut and Tower Hill have made certain additional covenants, relating to, among other matters, the following: (a) restrictions on the making of press releases; (b) the maintenance of confidentiality; (c) the provision of access to one another's facilities and records and (d) the tax treatment of the Mergers.

CONDITIONS TO CONSUMMATION OF THE MERGERS

         The respective obligations of each party to consummate the Mergers and the other transactions contemplated by the Agreements (as defined below) are subject to the satisfaction at or prior to the Effective Time of the Mergers of a number of conditions as set forth in more detail in the Merger Agreement. The conditions include the following:

         - The Walnut stockholders shall have approved and adopted by the applicable requisite vote the Merger Agreement, the BDC Deregistration, the Capital Investment, the Debt Conversion, the Compensation Satisfaction, the UPLP Acquisition and the THCG Stock Incentive Plan;

         - No statute, rule, regulation, executive order, decree, ruling or injunction shall be in effect that prohibits, restrains, enjoins or restricts the consummation of the transactions contemplated by the Merger Agreement, the Related Agreements or any other agreements required to be delivered under the Merger Agreement (collectively, the "Agreements"), or which subjects any party to substantial damages as a result of the transactions contemplated by the Agreements;

         - All required consents, approvals, waivers and authorizations of any governmental entity or regulatory agency which are necessary to effect the transactions contemplated by the Agreements shall have been obtained; and

         - The Capital Investment, the Compensation Satisfaction and the termination of the oral sublease between Walnut and Windy City shall have been consummated in accordance with the terms of the applicable Related Agreements.

         The obligation of Tower Hill to effect Merger 2 is also subject to the satisfaction at or prior to the Second Effective Time of the following conditions:

         - The representations and warranties of Walnut, THCG and Newco set forth in the Merger Agreement or in any schedule or certificate delivered pursuant thereto that are qualified as to materiality shall be true and correct, and the representations and warranties of Walnut, THCG and Newco set forth in the Merger Agreement or in any schedule or certificate delivered pursuant thereto that are not so qualified shall be true and correct in all material respects, in each case as of the date of the Merger Agreement and as of the Second Effective Time, as though made on and as of the Second Effective Time, except to the extent the representation or warranty is expressly limited by its terms to another date;

         - Each of Walnut, THCG and Newco shall have obtained all required consents, approvals or waivers necessary in order to consummate the transactions contemplated by the Agreements except for those for which the failure to obtain such consent, approval or waiver, individually or in the aggregate, is not reasonably likely to result in a change, event or effect (a) in, on or relating to its business that is, or is reasonably likely to be, materially adverse to its business, properties, assets, liabilities, condition (financial or otherwise) or results of operations taken as a whole, other than a change or effect arising out of the general economic conditions in the United States; or (b) that may prevent or materially delay its performance of the Agreements or its consummation of the transactions contemplated by the Agreements (a "Walnut Material Adverse Effect");

         - Walnut, THCG and Newco shall have performed in all material respects all covenants and obligations required to be performed by them under the Agreements at or prior to the Second Effective Time;

         - Tower Hill shall have received customary officer's certificates and legal opinions;

         - Merger 1 shall have become effective under the Utah BCA and the Delaware GCL, and the THCG Common Stock shall be listed for trading on the Nasdaq National Market;

         - Since January 1, 1999, no change or event shall have occurred which has had or could reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect;

         - The Agreements to which any of Walnut, THCG and Newco is a party shall have been duly executed and delivered to Tower Hill;

         - Walnut shall have purchased all outstanding options to purchase Walnut Common Stock, other than the Converted Walnut Options, and shall have obtained from the holder of each repurchased Walnut option a copy of the agreement evidencing such option, marked "cancelled;"

         - Walnut shall have obtained the consent and acknowledgment of Joel Kanter and Robert Mauer, as the sole beneficiaries under the Walnut Financial Services, Inc. Management Incentive Plan, that the sole benefit to which they are entitled thereunder is a cash bonus of a maximum of $90,000 in the aggregate;

         - The Debt Conversion, the UPLP Acquisition and the relinquishment by Walnut Capital of its license to operate as an SBIC shall have be consummated in accordance with the terms of the applicable Related Agreements; and

         - No tender offer for more than 25% of the outstanding shares of Walnut Common Stock shall have been announced or completed.

         The obligations of each of Walnut, THCG and Newco to effect the Mergers and the other transactions contemplated by the Agreements are subject to the satisfaction or waiver prior to the Effective Time of the Mergers of the following conditions:

         - The representations and warranties of Tower Hill set forth in the Merger Agreement or in any schedule or certificate delivered pursuant thereto that are qualified as to materiality shall be true and correct, and the representations and warranties of Tower Hill set forth in the Merger Agreement or in any schedule or certificate delivered pursuant thereto that are not so qualified shall be true and correct in all material respects, in each case as of the date of the Merger Agreement and as of each of the First Effective Time and the Second Effective Time, respectively, as though made on and as of each of the First

              Effective Time and the Second Effective Time, respectively, except to the extent the representation or warranty is expressly limited by its terms to another date;

         - Tower Hill shall have obtained all required consents, approvals or waivers necessary in order to consummate the transactions contemplated by the Agreements, except those for which the failure to obtain such consent, approval or waiver, individually or in the aggregate, is not reasonably likely to result in a change, event or effect (a) in, on or relating to the business of Tower Hill and Tower Hill LLC that is, or is reasonably likely to be, materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise) or results of operations of Tower Hill and Tower Hill LLC, taken as a whole, other than any change or effect arising out of the general economic conditions in the United States; or (b) that may prevent or materially delay performance or consummation of the transactions contemplated by the Agreements (a "Tower Hill Material Adverse Effect");

         - Tower Hill shall have performed in all material respects all covenants and obligations required to be performed by it under the Agreements at or prior to the Second Effective Time;

         - Walnut shall have received customary officer's certificates and legal opinions;

         - Since January 1, 1999, no change or event shall have occurred which has had or could reasonably be expected to have, individually or in the aggregate, a Tower Hill Material Adverse Effect;

         - Walnut shall have received an investment letter duly executed by each of the stockholders of Tower Hill;

         - The Agreements to which Tower Hill is a party shall have been duly executed and delivered to Walnut;

         -    The proceeds of the Capital Investment shall have been used to:
              (a) repay the $2,000,000 debentures of Walnut Capital outstanding to SBIC Funding Corp. and all interest accrued thereon, or any other indebtedness incurred, the proceeds of which were used to repay such debentures, and the full release of all personal guarantees of such indebtedness made by any officer or director of Walnut shall have been obtained, and (b) repay Walnut's line of credit with American National Bank and Trust Company of Chicago ("ANB") and the full release of all personal guarantees of such indebtedness made by any officer or director of Walnut shall have been obtained; and

         - Tower Hill shall have obtained the consent of Shai Novik to the cancellation of the Novik Options.

TERMINATION

         Termination. The Merger Agreement provides that, prior to the Effective Time of the Mergers, the Merger Agreement may be terminated:

         -    by mutual written consent of Walnut and Tower Hill;

         -    by either Walnut or Tower Hill, if

              1. the Effective Time of the Mergers shall not have occurred on or before December 31, 1999, provided, however, that (a) Walnut shall not have the right to so terminate the Merger Agreement if the failure of Walnut or any of its subsidiaries to effect the Related Transactions shall have been the cause of, or resulted in, the failure of the Effective Time of the Mergers to occur before December 31, 1999, other than due to events or circumstances beyond Walnut's control and (b) neither party shall have the right to terminate the Merger Agreement if the failure of such party to fulfill any obligation under the Merger Agreement shall have been the cause of, or resulted in, the failure of the Effective Time of the Mergers to occur on or before December 31, 1999;

              2. any final and non-appealable order, decree or ruling shall have been entered by a governmental entity permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Agreements; or

              3. the Merger Agreement or any of the Related Transactions or other matters submitted to the vote of the Walnut stockholders fails to receive the requisite vote for adoption at the Special Meeting, unless Tower Hill has waived in writing such requirement;

         - by Walnut, if Tower Hill has materially breached or failed to perform any material representation, warranty, covenant or agreement contained in the Merger Agreement, which breach shall not have been cured within 30 days following delivery of written notice of such breach by Walnut to Tower Hill;

         - by Tower Hill, if any of Walnut, THCG or Newco has materially breached or failed to perform any material representation, warranty, covenant or agreement in the Merger Agreement, which breach shall not have been cured within 30 days following delivery of written notice of such breach by Tower Hill to Walnut, THCG or Newco, as the case may be; and

         - by Walnut if, prior to the date on which the Walnut stockholders vote on the Merger Agreement, the Walnut Board of Directors approves an Acquisition Transaction, on terms which a majority of the members of the Board, including a majority of those members who are not employed or retained as a consultant by Walnut or any of its subsidiaries, has determined in good faith and on a reasonable basis after consultation with its outside counsel and financial advisors, that (a) such Acquisition Transaction is more favorable to Walnut and its stockholders from a financial point of view than the transactions contemplated by the Merger Agreement;
              (b) such Acquisition Transaction is reasonably likely to be consummated without undue delay; and (c) failure to approve such Acquisition Transaction and terminate the Merger Agreement would constitute a breach of its fiduciary duties under applicable law.

         Termination Fee. In the event that Walnut terminates the Merger Agreement following the Board's approval of an Acquisition Transaction, Walnut shall, on or prior to such termination, pay to Tower Hill a termination fee of $500,000 and reimburse Tower Hill for all reasonable out-of-pocket fees and expenses (up to $300,000) incurred in connection with the transactions contemplated by the Merger Agreement (collectively, the "Termination Fee").

         Effect of Termination. In the event of termination of the Merger Agreement, the Merger Agreement will become void and have no effect, without any liability or obligation on the part of any party to the Merger Agreement, other than the Termination Fee, except that the covenants in the Merger Agreement relating to press releases and confidentiality and the provisions in the Merger Agreement regarding the procedure for and effect of termination and certain miscellaneous provisions shall survive any termination of the Merger Agreement.

AMENDMENT AND WAIVER

         The parties may amend the Merger Agreement at any time, but, after approval of the Merger Agreement by the Walnut stockholders and the Tower Hill stockholders, no amendment shall be made that by law requires the further approval by the stockholders without such further approval.

         At any time prior to the Effective Time of the Mergers, the parties to the Merger Agreement may:

         - extend the time for performance of any of the obligations or other acts required by the Merger Agreement;

         - waive any inaccuracies in the representations and warranties of the other party contained in the Merger Agreement or in any document, certificate or writing delivered in connection with the Merger Agreement; and

         - waive compliance by the other party with any of the agreements or conditions contained in the Merger Agreement.

Any such extensions or waivers must be in writing and signed by the party granting the extension or waiver.

FEES AND EXPENSES

         Each of Walnut, THCG and Newco, on the one hand, and Tower Hill, on the other hand, shall bear its own fees, costs, and expenses incurred in connection with the Agreements and the transactions contemplated thereby except with respect to the Termination Fee.


EQUITY OWNERSHIP OF THCG

         As a result of the Mergers and the Related Transactions, the THCG Common Stock will be held as follows:


                              Alternative 1             Alternative 2            Alternative 3               Alternative 4
                              -------------             -------------            -------------               -------------
                            Number of                 Number of                Number of                   Number of
                            Shares(1)      %          Shares(3)      %         Shares(4)        %          Shares(5)      %
                            ---------     ---         ---------     ---        ---------       ---         ---------     ---

Former Walnut              3,350,533(2)  37.45%       3,350,533    32.01%      4,350,154(2)   40.11%       4,390,154    35.45%
  stockholders
Former Tower Hill          4,095,096     45.78%       4,095,096    39.20%      4,995,096      37.76%       4,995,096    40.33%
stockholders(6)
Investor Group(7)          1,500,000     16.77%       3,000,000    28.72%      1,500,000      13.83%       3,000,000    24.22%
                           ---------     -----       ---------     -----      ----------      -----       ----------    -----
         Total             8,945,629       100%      10,445,629      100%     11,777,688        100%      12,385,250      100%
                           ---------     -----       ----------    -----      ----------      -----       ----------    -----


-----------------------------------------

(1) Excludes outstanding options and warrants and assumes 1,500,000 shares of Walnut Common Stock issued in the Capital Investment.

(2) Excludes any shares of Walnut Common Stock that may be issued in connection with the Debt Conversion, the Compensation Satisfaction and the UPLP Acquisition.

(3) Excludes outstanding options and warrants and assumes 3,000,000 shares of Walnut Common Stock issued in the Capital Investment.

(4) Includes outstanding options and warrants and assumes 1,500,000 shares of Walnut Common Stock issued in the Capital Investment.

(5) Includes outstanding options and warrants and assumes 3,000,000 shares of Walnut Common Stock issued in the Capital Investment.

(6)      Includes restricted stock.

(7) This group may include former Walnut and Tower Hill stockholders. Because the actual ownership of these shares cannot be determined at this time, this possibility is not accounted for.

MANAGEMENT OF THCG FOLLOWING THE MERGERS

         The following biographical descriptions set forth certain information with respect to the proposed members of THCG's Board of Directors, based on information supplied by such persons. The following information is as of
             , 1999, unless otherwise specified.


Name                                  Age          Class         Title
--------------------------         ---------  ------------------------------------------------------
Burton W. Kanter                      68           III        Director
Joel S. Kanter                        41           III        Director
Adi Raviv                             43           III        Director, Co-Chief Executive Officer
Gene E. Burleson                      57            II        Director
[Additional Tower Hill Designee]    [   ]           II        Director
Evan Marks                            42             I        Director
Joseph D. Mark                        43             I        Director, Co-Chief Executive Officer

====================================================================================================


              PROPOSED CLASS I DIRECTORS - TERMS TO EXPIRE IN 2000

JOSEPH D. MARK

         Mr. Mark joined Tower Hill (formerly Hambro America Securities, Inc.) in 1988. Since 1992, he has been responsible for the management, coordination, and direction of Tower Hill's domestic and cross-border corporate finance and mergers and acquisitions business. He is also a founder, general partner and member of the investment committee of The Israel International Fund. Prior to joining Tower Hill, Mr. Mark worked for a number of years as a mergers and acquisitions specialist, most recently as a Vice President and shareholder of Drexel Burnham Lambert Incorporated. Previously, he was a member of the investment banking departments of Salomon Brothers Inc., Warburg Paribas Becker, Inc., and Bankers Trust. Mr. Mark is a director Clay-Park Labs, Inc., the U.S. subsidiary of Agis Industries Ltd.; and Sleep HealthCenters LLC; and is also the co-managing member of Label Ventures LLC, the controlling shareholder of Multicolor Inc., a public company.

EVAN MARKS

         Mr. Marks is the Managing Member of Alben Asset Management LLC, a private investment company based in New York. Prior to forming Alben, Mr. Marks was in partnership with George Soros from 1992 to 1998 as the President of G. Soros Realty, Inc. Prior to his association with Mr. Soros, during the 1980s Mr. Marks was a Managing Director of Wasserstein Perella & Co. and a principal in the real estate investment group of Lazard Freres & Co. Mr. Marks is a Director of Telex Corporation, a manufacturer of professional audio and telecommunication devices, GunForHire Production Centers LLC, a provider of pre- and post-production services to the film, television and cable industries, and the Hebrew Home for the Aged at Riverdale, New York.

              PROPOSED CLASS II DIRECTORS - TERMS TO EXPIRE IN 2001

GENE E. BURLESON

         Mr. Burleson has been of Walnut and a director of Walnut
         Capital since June 1996. Mr. Burleson served as Chairman of the Board and Chief Executive Officer of GranCare, Inc., from 1994 to 1997. Following the merger of GranCare, Inc.'s pharmacy operations with Vitalink Pharmacy Services, Inc., he served as Chief Executive Officer of Vitalink Pharmacy Services, Inc. from February 1997 to August 1997. His previous experience includes serving as President and Chief Operating Officer of American Medical International, Inc. Mr. Burleson is presently a director of Decker's Outdoor Corp., Alternative Living Services Inc., and Mariner Post-Acute Network, Inc., all publicly-held companies.

[ADDITIONAL TOWER HILL DESIGNEE]

             [Tower Hill shall designate an additional Class II Director, which designee will be disclosed in the final definitive proxy statement]


             PROPOSED CLASS III DIRECTORS - TERMS TO EXPIRE IN 2002

BURTON W. KANTER

         Mr. Kanter has been a director of Walnut and the Chief Executive Officer of Walnut Capital since February 27, 1995. He has been a director of Walnut Capital since 1983, and was the President of Walnut Capital between 1987 and February 27, 1995, and Treasurer of Walnut Capital from January 1994 until February 27, 1995. Mr. Kanter is of counsel to Neal Gerber & Eisenberg, a Chicago, Illinois law firm. From 1961 through 1985, Mr. Kanter was a partner in the law firm of Kanter & Eisenberg or its predecessor firms. He is the author of numerous articles and a frequent lecturer in the field of Federal income taxation, and founder and senior editor of the nationally known column in the Journal of Taxation called "Shop Talk." He is a member of the faculty of the University of Chicago Law School. He is a director of numerous companies, including the following public companies: First Health Group Corp., Scientific Measurement Systems, Inc., and Logic Devices Incorporated. He is a member of the Board of Directors or the Board of Trustees of: the Midwest Film Center of the Chicago Art Institute, the Chicago International Film Festival, and the Museum of Contemporary Art of Chicago. He is also on the advisory board of the Wharton School of the University of Pennsylvania Real Estate Center and the University of Chicago Annual Tax Conference. In addition, Mr. Kanter serves as a member of the Visiting Committee of the University of Chicago Art Department and as a member of the Visiting Committee of the Law School of the University of Chicago.

JOEL S. KANTER

         Mr. Kanter has been a director and the President of Walnut since February 27, 1995 and has been the Chief Executive Officer of Walnut since April 15, 1996. From 1988 to February 27, 1995, Mr. Kanter was a consultant to Walnut Capital. Mr. Kanter has been President and a director of Walnut Capital since February 27, 1995. Mr. Kanter has served as President of Windy City, a privately held investment firm, since July 1986. From 1978 through 1979, Mr. Kanter served as a Legislative Assistant to Congressman Abner J. Mikva (D-Ill.) specializing in Judiciary Committee affairs. From 1980 through 1982, Mr. Kanter served as a Special Assistant to the National Association of Attorneys General, representing that organization's positions in the criminal justice and environmental arenas. From 1982 through 1984, Mr. Kanter served as Staff Director of the House Subcommittee on Legislative Process chaired by Congressman Gilles D. Long (D-La.). In that capacity, he also lent assistance to the House Democratic Caucus which was also chaired by Congressman Long. From 1985 through 1986, Mr. Kanter served as Managing Director of The Investors' Washington Service, an investment advisory company specializing in providing advice to large institutional clients regarding the impact of federal legislative and regulatory decisions on debt and equity markets. Clients of The Investors' Washington Service included Amoco Oil, AT&T, Bankers Trust, Citicorp, Chase Manhattan Bank, Chrysler Corporation, General Motors, J.C. Penney, and others. Mr. Kanter currently serves on the Boards of Directors of Mariner Post-Acute Network, Inc., I-Flow Corporation, Osteoimplant Technology, Inc., Encore Medical Corporation and Magna-Lab, Inc., each of which is a publicly-held company, as well as a number of private concerns. Mr. Kanter is the son of Burton W. Kanter.

ADI RAVIV

         Mr. Raviv joined Tower Hill in 1997. Prior to joining Tower Hill, he was founder and Managing Director of the HTI Group, a small merchant banking group focusing on technology, healthcare and emerging growth companies. From 1994 to 1996, Mr. Raviv was a Senior Managing Director and Head of Global Investment and Merchant Banking for Oscar Gruss & Son Incorporated until the acquisition of its Israeli operations by CIBC Oppenheimer. Prior to his association with Oscar Gruss, he was the President and one of the founders of the Stockton Group, established in 1993 to organize and manage the Renaissance Funds, a $155 million private equity fund for investing in the Middle East. Mr. Raviv was also a Vice President at BEA Associates (a money management firm acquired by Credit Suisse) and a member of the management team of its International Equities Group. From 1987 to 1993, Mr. Raviv was a member of the investment banking department at Lehman Brothers in New York. Mr. Raviv is a director of several private companies including CardioCom Ltd. and Orisol Original Solutions Ltd. Mr. Raviv served in the Israel Defense Forces from 1974 to 1977.


DESCRIPTION OF THCG CAPITAL STOCK

         The following is a summary of the material terms of THCG's capital stock and is qualified in its entirety by reference to THCG's certificate of incorporation and bylaws. Because it is only a summary, it does not contain all information that may be important to stockholders.

GENERAL

         As of the date of this Proxy Statement, THCG's authorized capital stock consists of 55,000,000 shares, of which 50,000,000 are designated as common stock, par value $0.01 per share, and 5,000,000 are designated preferred stock, par value $0.01 per share. No other classes of capital stock are authorized under the THCG certificate of incorporation.

THCG COMMON STOCK

         The holders of THCG Common Stock are entitled to one vote for each share held. Subject to the rights of preferred stockholders, the holders of the THCG Common Stock are entitled to receive dividends when and as declared by the THCG board of directors out of funds legally available for the payment of dividends. Upon THCG's liquidation, dissolution or winding up, the holders of THCG Common Stock are entitled to share ratably in the assets and funds of THCG after the payment of any liquidating distributions to the preferred stockholders, if any.

PREFERRED STOCK

         The THCG Board of Directors has the power, without further vote of the stockholders, to authorize the issuance of up to 5,000,000 shares of THCG preferred stock and to fix and determine the terms, limitations and relative rights and preferences of any shares of such preferred stock. This power includes the authority to establish voting, dividend, redemption, conversion, liquidation and other rights of any such shares. As of the Effective Time of the Mergers, no preferred stock shall have been authorized or issued.


DELISTING AND DEREGISTRATION OF THE WALNUT COMMON STOCK; LISTING OF THCG COMMON STOCK ISSUED IN CONNECTION WITH THE MERGER

         The Walnut Common Stock is currently listed for quotation on the Nasdaq National Market under the symbol "WNUT." Upon consummation of Merger 1, the Walnut Common Stock will be delisted from the Nasdaq National Market. Application will be made to list the THCG Common Stock under the symbol "THCG" on the Nasdaq National Market and the THCG Common Stock will become registered under the Exchange Act as result of Merger 1. The listing of the THCG Common Stock is a condition precedent to Tower Hill's obligation to consummate Merger 2. See "The Merger Agreement--Conditions to Consummation of the Mergers".


RESALES OF THCG COMMON STOCK ISSUED IN CONNECTION WITH MERGER 1

         THCG Common Stock issued in connection with Merger 1 will be freely transferable, except that shares of THCG Common Stock received by persons who are deemed to be "affiliates," as such term is defined by Rule 144 under the Securities Act, of Walnut at the First Effective Time may be resold only as permitted by the resale provisions of Rule 144 under the Securities Act or as otherwise permitted under the Securities Act.

         In addition to the restrictions imposed by the Securities Act, the Principal Walnut Stockholders have entered into the Voting Agreement, pursuant to which they have agreed not to sell their shares of THCG Common Stock for a period of 12 months following the consummation of the Mergers, subject to certain exceptions.


COMPARISON OF RIGHTS OF HOLDERS OF WALNUT COMMON STOCK BEFORE AND AFTER THE MERGERS

         The following is a summary of the material differences between the rights of holders of Walnut Common Stock and the rights of holders of THCG Common Stock. Because Walnut is a Utah corporation and THCG is a Delaware corporation, the differences arise from differences between the Utah BCA and the Delaware GCL, as well as from differences between various provisions of the articles of incorporation of Walnut and the certificate of incorporation of THCG and the respective bylaws of Walnut and THCG. The following discussion is qualified in its entirety by the Utah BCA, the Delaware GCL and the articles of incorporation of Walnut, the certificate of incorporation of THCG and the respective bylaws of Walnut and THCG. See "Description of THCG Common Stock" for a summary of a number of other rights relating to the THCG Common Stock.

CAPITAL STOCK

         As of the Record Date, the total number of authorized shares of Walnut capital stock was 51,000,000, of which 50,000,000 consisted of Walnut Common Stock and 1,000,000 consisted of preferred stock, no par value. As of the Record Date, [3,350,533] shares of Walnut Common Stock were issued and outstanding, [316,830] shares of Walnut Common Stock were reserved for issuance upon the exercise of outstanding Walnut Options and [633,334] shares of Walnut Common Stock were reserved for issuance upon the exercise of Class A Warrants. As of the Record Date, the total number of authorized shares of THCG capital stock was 55,000,000, of which 50,000,000 were designated as THCG Common Stock and 5,000,000 were designated as THCG Preferred Stock.

NUMBER AND ELECTION OF DIRECTORS

         Walnut's bylaws provide that Walnut's Board of Directors shall consist of no less than three and no more than nine members, with the number to be determined by the Board of Directors, with each director serving a one-year term. The number of directors is currently designated as seven. The Directors are entitled to compensation as determined by the Board, except that any director already receiving compensation as an employee of Walnut may not receive additional compensation as a director.

         The THCG bylaws provide that THCG's Board of Directors shall consist of no less than three nor more than twelve directors, which number shall be fixed by resolution duly adopted from time to time by the Board of Directors. The number of directors is currently designated as seven. The THCG bylaws provide that any vacancies occurring on the board, including vacancies created through an increase in the number of directors, may be filled by the affirmative vote of a majority of the directors then in office, even if such directors constitute less than a quorum of the board.

         The THCG bylaws further provide that the board of directors be classified, with respect to the term for which the directors severally hold office, into three classes, as nearly equal in number as possible. One class of directors shall be initially elected for a term expiring at first annual meeting of stockholders (the "THCG Annual Meeting") to be held following the consummation of Merger 2, another class shall be initially elected for a term expiring at the second THCG Annual Meeting to be held following the consummation of Merger 2, and another class shall be initially elected for a term expiring at the third THCG Annual Meeting to be held following the consummation of Merger 2. Members of each class shall hold office until their successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal. At each succeeding THCG Annual Meeting, the successors of the class of directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the THCG Annual Meeting held in the third year following the year of their election.

ACTION BY WRITTEN CONSENT

         Walnut's articles of incorporation do not restrict the ability of stockholders to take action without a meeting. However, under the Utah BCA, action may be taken without a meeting only upon unanimous written consent. THCG's certificate of incorporations provides that any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of the stockholders, and may not be effected by a consent in writing by any such stockholders.

SPECIAL MEETINGS

         The Walnut bylaws provide that special meetings of stockholders may be called by the Chairman of the Board, the President, the Board of Directors or the holders of at least ten percent of all shares entitled to vote on any issue to be considered at the proposed special meeting. The THCG bylaws provide that, except as otherwise required by law, special meetings of the stockholders may be called only by a Co-Chief Executive Officer or the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office.

MATTERS TO BE CONSIDERED AT ANNUAL MEETINGS

         The Walnut bylaws do not restrict the ability of shareholders to bring business before annual meetings. The THCG bylaws require, in order for a stockholder to bring business before an Annual Meeting, that such stockholder provide a stockholder's notice prior to the annual meeting, which notice must set forth a description of the business the stockholder wishes to bring forth at the meeting, as well as other information, including the identity of the stockholder and the stockholder's beneficial ownership.

AMENDMENT OF BYLAWS

         Walnut's bylaws allow the Board of Directors to amend the bylaws, or repeal and adopt new bylaws, which action is subject to repeal or change by action of the stockholders. THCG's certificate of incorporation and bylaws also allow the Board of Directors to amend the bylaws, or repeal and adopt new ones. THCG's shareholders may amend or repeal the bylaws at annual meetings, or at a special meeting called for that purpose, by a majority of votes eligible to be cast on the issue by holders of voting stock, voting together as a single class.

WAIVER OF NOTICE

         According to the Utah BCA, a shareholder who attends any shareholder meeting has waived objection to lack of notice or defective notice unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice. THCG's bylaws provide that a shareholder who did not receive notice of a meeting may attend the meeting for the purpose of objecting that the meeting was not lawfully called without such attendance constituting a waiver of notice.

CERTAIN DIFFERENCES BETWEEN DELAWARE AND UTAH CORPORATE LAW

         THCG will be governed by the Delaware GCL, which will result in certain changes in the rights of stockholders. While it is not practical to compare all of the differences between the Utah BCA and the Delaware GCL, the following discussion highlights some of the material differences affecting stockholders. Such differences can be determined in full by reference to the Utah BCA and the Delaware GCL. In addition, stockholders should note that some of the statutory provisions may be modified by provisions in a company's articles or certificate of incorporation or bylaws.

         Advantages of Delaware Corporation Law. For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, the Delaware GCL has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining the Delaware GCL. Accordingly, Merger 1 should be beneficial to Walnut's stockholders in that it will provide (i) a greater degree of predictability and certainty regarding how THCG's affairs should be conducted in order to comply with applicable laws (such predictability and certainty resulting from a large body of case law decided under those laws) and (ii) the comfort and security resulting from the responsiveness of Delaware's legislature and courts to the needs of corporations organized under Delaware's jurisdiction.

         However, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states, including Utah, for example, by making it more difficult for minority stockholders to elect directors and influence corporate policies.

         Stockholder Appraisal Rights. Stockholder appraisal rights are statutory rights of dissenting stockholders to demand that, upon consummation of certain reorganizations or other designated corporate action, the corporation purchase their shares at an appraised fair value. The Delaware GCL provides rights of appraisal to stockholders in the event of a merger or consolidation, except (a) a merger by a corporation, the shares of which are either listed on a national securities exchange or are widely held (by more than 2,000 stockholders of record) if such stockholders receive shares of the surviving corporation and
(b) a merger, if the corporation in which the dissenter is a stockholder survives the merger and no vote of such corporation's stockholders is required to approve the merger. Under the Delaware GCL, no vote of the stockholders of a corporation surviving a merger is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to such issuance and if certain other conditions are met. The Delaware GCL provides that any corporation may stipulate in its certificate of incorporation that appraisal rights shall be available for shares of its stock as a result of an amendment to its certificate of incorporation, and merger in which the corporation is a constituent corporation, or the sale of all or substantially all of the assets of the corporation.

         The Utah BCA grants shareholder appraisal rights with certain exceptions that are similar to the exceptions under the Delaware GCL. However, the Delaware GCL contains exceptions that are not found in the Utah BCA.

         Payment of Dividends and Repurchase of Shares of Stock. Under the Delaware GCL, a corporation may pay dividends only out of surplus (generally, the stockholders' equity of the corporation less the par value of the capital stock outstanding) or, if there exists no surplus, out of the net profits of the corporation for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If the capital of the corporation has diminished to an amount less than the aggregate amount of capital represented by issued and outstanding stock having a liquidation preference, the corporation may not declare and pay out of its net profits any dividends to the holders of its common stock until the deficiency has been repaired. In general, the Delaware GCL provides that shares of a corporation's capital stock may only be repurchased or redeemed by the corporation out of surplus. To determine the surplus, assets and liabilities are valued at their current fair market value. Assuming that such assets have a fair market value greater than their book value and that liabilities have not increased in value to a greater extent, such revaluation will increase the surplus of the corporation and thereby permit the corporation to pay an increased dividend and/or to repurchase a greater number of shares.

         Under the Utah BCA law, a corporation is prohibited from making a distribution (including a repurchase of its shares) to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

         It is the present policy of Walnut's Board of Directors to retain any earnings for use in Walnut's business and it is anticipated that THCG will do the same.

         Acquisition of Significant Shares of Stock. As a result of Merger 1, THCG will become subject to Section 203 of the Delaware GCL which regulates certain business combinations, including tender offers. Section 203 may have the effect of significantly delaying certain stockholders' ability to acquire a significant equity interest in THCG if such acquisition is not approved by THCG's Board of Directors. In general, Section 203 prevents an "Interested Stockholder" (defined generally as a person who beneficially owns 15% or more of a corporation's outstanding voting stock) of a Delaware corporation from engaging in a "Business Combination" (defined to include mergers and a variety of other transactions such as transfers of assets, loans, and transactions that would increase the Interested Stockholder's proportionate share of stock) with a Delaware corporation for three years following the date such person became an Interested Stockholder unless, among other things, before such person became an Interested Stockholder the board of directors of the corporation approved the Business Combination or the transaction which resulted in the stockholder becoming an Interested Stockholder. Under Section 203, the restrictions described above do not apply to certain Business Combinations proposed by an Interested Stockholder following the announcement or notification of one of certain extraordinary transactions involving the corporation and a person who had not been an Interested Stockholder during the previous three years or who became an Interested Stockholder with the approval of a majority of the corporation's directors. In addition, the restrictions under Section 203 do not apply if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203. THCG's certificate of incorporation does not have such a provision.

         The Utah Control Share Acquisitions Act provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33-1/3% or a majority), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding "interested shares" (which include the shares acquired in the "control share acquisition.") Shareholder approval may occur at the next annual meeting of the stockholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the stockholders (to be held within fifty (50) days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" acquired in the "control share acquisition" at their fair market value if the acquiring person fails to file an "acquiring person statement" or if the stockholders do not grant full voting rights to the control shares. If the stockholders grant full voting rights to the control shares, and if the acquiring person obtained a majority or more of the voting power, all stockholders are entitled to dissenters' rights under the Utah BCA. An acquisition of shares does not constitute a control share acquisition if (a) the corporation's articles of incorporation or bylaws provide that the Control Share Acquisition Act does not apply, (b) the acquisition is consummated pursuant to a merger in accordance with the Utah BCA or (c) under certain other specified circumstances.

         Voting Rights with Respect to Extraordinary Corporate Transactions. Under the Delaware GCL, approval of mergers and consolidations requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (a) the merger does not amend in any respect the certificate of incorporation of the corporation; (b) each outstanding share immediately prior to the effective date of the merger is to be an identical share of the surviving corporation after the merger; and (c) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

         Under the Utah BCA, a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business) requires the approval of a majority (unless the Utah BCA, the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the stockholders of the surviving corporation in a merger is required if: (a) the articles of incorporation of the surviving corporation will not be changed; (b) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

         Stockholders Consent Without a Meeting. Under the Delaware GCL, unless otherwise provided in the certificate of incorporation, any action requiring the vote of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The certificate of incorporation of THCG provides that the stockholders of THCG may not take action by written consent.

         Under the Utah BCA, unless otherwise provided in the articles of incorporation, action requiring the vote of stockholders may be taken without a meeting and without prior notice by one or more written consents of the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the stockholders who did not consent at least ten (10) days before the consummation of the transaction, action or event authorized by the stockholders). However, any written consent for the election of directors must be unanimous and the stockholders of any corporation in existence prior to July 1, 1992, which includes Walnut, are required to adopt a resolution permitting action by less than unanimous written consent otherwise, the stockholders are only permitted to act by unanimous written consent. Walnut's stockholders have not adopted such a resolution.

         Quorum of Directors. Under the Delaware GCL, unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum.

         Under the Utah BCA, a quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a range for the size of the board, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

         Derivative Suits. Under the Delaware GCL, the plaintiff must have been a shareholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved under him by operation of law.

         Under the Utah BCA, a person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transaction complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. On the termination of the proceeding, if the court finds that the proceeding was commenced without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees.

         Special Meetings of Stockholders. Under the Delaware GCL, stockholders generally do not have the right to call meetings of stockholders unless such right is granted in the certificate of incorporation or bylaws. THCG's certificate of incorporation does not grant stockholders the right to call special meetings. However, if a corporation fails to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a shareholder.

         Under the Utah BCA, special meetings of the stockholders may be called by: (a) the board of directors (b) the person or persons authorized by the bylaws to call a special meeting, or (c) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than ten (10) and no more than sixty (60) days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called. Walnut's current bylaws do not limit the ability of shareholders to call special meetings.

         Inspection of Books and Records. Under the Delaware GCL, any stockholder of record, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose, the corporation's stock ledger, a list of its stockholders and its other books and records and to make copies or extracts therefrom.

         Under the Utah BCA, upon providing the corporation with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (a) the articles of incorporation, bylaws, minutes of stockholders meetings and records of actions taken by the stockholders without a meeting for the previous three years, all written communications to stockholders within the previous three years, a list of the names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and all financial statements for periods ending during the previous three years and (b) if the shareholder is acting in good faith and for a proper purpose, excerpts from (i) the minutes of any meeting or records of any action taken by the board of directors or by a committee of the board of directors acting in place of the board of directors, (ii) minutes or records of any meeting of or action taken by the stockholders, (iii) waivers of notice of any meeting of the stockholder, board of directors, or committee of the board of directors, (iv) accounting records of the corporation, and (v) shareholder lists.

         Amendments to Charter. Under the Delaware GCL, amendments to the certificate of incorporation require the approval of the Board and the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, except that if the certificate of incorporation requires the vote of a greater number of the holders of any class of stock than is required by the Delaware GCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed except by such greater vote.

         Under the Utah BCA, the board of directors may propose amendments to the articles of incorporation for submission to the stockholders. For an amendment to be adopted, (1) the board of directors must recommend the amendment to the stockholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the stockholders), and (2) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the board of directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast by each and every other voting group (voting separately from any other voting group, as applicable, with shares constituting a quorum present for each voting group).

         Transactions with Officers and Directors. Under the Delaware GCL, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the stockholders or the directors under substantially the same circumstances as in Utah. Approval by the stockholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

         Under the Utah BCA, a "director's conflicting interest transaction" (a transaction that is financially significant to the director or a person related to the director or a transaction brought or which in the normal course would be brought to the board of directors in which an entity or person related to the director is either a party or is so closely linked or for which or whom the transaction is so financially significant that the interest would reasonably be expected to exert an influence on the director's judgment) may not be enjoined, set aside, or give rise to an award of damages or other sanctions solely because the directors "conflicting interest" if the (a) the transaction received the affirmative vote of a majority of the directors who did not have a "conflicting interest" after disclosure to them of the existence of the conflicting interest and all other relevant facts; (b) approval of the transaction by a majority of the votes entitled to be cast by the holders of qualified shares present in person or by proxy after notice to the shareholders describing the "conflicting interest transaction" and disclosure to them of all other relevant facts; or (c) the transaction is established to be fair to the corporation.

         Limitation on Liability of Directors; Indemnification of Officers and Directors. The Delaware GCL permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;
or (d) in any transaction in which the director derived an improper personal benefit.

         Under the Utah BCA, a corporation may, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, eliminate or limit the liability of a director to the corporation or its stockholders for monetary damages for any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional infliction of harm on the corporation or its stockholders; (c) payment of a distribution (a direct or indirect transfer of money or other property, including a dividend, to or incurrence of indebtedness for the benefit of its stockholders in respect of any of its shares), to stockholders after which the corporation is insolvent; and (d) an intentional violation of criminal law.

         The Delaware and Utah laws contain basically similar provisions governing indemnification of officers and directors.


INTERESTS OF CERTAIN PERSONS IN THE MERGERS

RECEIPT OF SECURITIES

         In Merger 1, Burton W. Kanter, Joel S. Kanter and Gene E. Burleson will receive an aggregate of [400,188] shares of THCG Common Stock, representing [11.94%] of the shares of THCG Common Stock issued and outstanding. In addition, they will receive options to purchase a total of 180,000 shares of THCG Common Stock, all of which will be immediately exercisable.

         In Merger 2, Joseph D. Mark and Adi Raviv will receive an aggregate of 3,722,814.50 shares of THCG Common Stock, representing approximately 37% of the shares of THCG Common Stock then issued and outstanding plus an additional number of shares of THCG Common Stock equal to one percent (1%) of the number of restricted shares intended to be granted to Shai Novik and which do not vest and are forfeited in accordance with the terms and conditions thereof. Shai Novik will receive an aggregate of 372,281.45 shares of restricted stock of

THCG Common Stock, representing approximately 3.6% of the shares of THCG Common Stock then issued and outstanding.

DEBT CONVERSION AND COMPENSATION SATISFACTION

         As discussed, the Debt Conversion and the Compensation Satisfaction are conditions precedent to the consummation of Merger 2. The Debt Conversion will involve the conversion of certain debts and accrued liabilities of Walnut or its subsidiaries into cash or shares of Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill, and the Compensation Satisfaction will involve the conversion of the accrued compensation of Burton W. Kanter, a director of Walnut, into cash or Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill. Nearly all of the parties converting accrued liabilities are affiliates of Walnut (as discussed in "PROPOSAL III--APPROVAL OF THE DEBT CONVERSION AND THE COMPENSATION SATISFACTION"). As a result of the Debt Conversion and the Compensation Satisfaction, up to 655,438 shares of Walnut Common Stock may be issued to affiliates of Walnut.

UPLP ACQUISITION

         The UPLP Acquisition, another condition precedent to the consummation of Merger 2, involves the purchase by Universal Bridge of 50% of the outstanding general partnership interests of UPLP from Windy City, a privately held investment firm and an affiliate of Walnut, for cash or Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill. Assuming all of the outstanding general partnership interests are acquired for Walnut Common Stock, as a result of the UPLP Acquisition, up to approximately 267,000 shares of Walnut Common Stock will be issued to Windy City (assuming a book value of $400,000 for the limited partnership interests and a value of $134,000 for the general partnership interests).

CONSULTING AGREEMENTS

         In connection with the Mergers, Chicago Advisory Group is to enter into a consulting agreement with Inland Financial, a wholly-owned subsidiary of Walnut. In addition, Windy City is to enter into a consulting agreement with THCG. Each entity is owned primarily by trusts for the benefit of Joel Kanter and other members of Burton Kanter's family.

         Pursuant to the consulting agreement between Chicago Advisory Group and Inland Financial, Chicago Advisory Group, through the provision of the services of Robert Mauer, is to serve as a consultant to Inland for an initial term of twelve months, which term shall automatically be extended for one or more additional three-month periods unless Chicago Advisory Group or Inland Financial gives written notice, no less than ninety (90) days prior to the end of the initial term or, as applicable, sixty (60) days prior to the end of any extension of the term, of its election not to renew the agreement. The agreement provides that Chicago Advisory Group's annual consulting fee shall be $50,000. In addition, Inland Financial is to reimburse Chicago Advisory Group for reasonable business expenses incurred in connection with the performance of its duties and responsibilities under the agreement. In the event that the agreement is terminated prior to the end of its term, including any extensions thereof, Chicago Advisory Group shall be entitled to any accrued but unpaid consulting fees to the date of termination and any accrued but unpaid expenses required to be reimbursed pursuant to the agreement. Further, in addition to those payments, if Chicago Advisory Group terminates the agreement as a result of a material breach of the agreement by Inland Financial, Chicago Advisory Group is entitled to the continued payment of consulting fees through the end of the term (as the same may have been extended) as if such termination had not occurred. Pursuant to the agreement, both Chicago Advisory Group and Robert Mauer have agreed that, during the term of the agreement, neither Chicago Advisory Group nor Mr. Mauer will compete with Inland Financial or engage in a comparable business (i.e. a business engaged in the business of factoring or financing of receivables in the United States or Canada). Further, Chicago Advisory Group and Mauer have each agreed to a noncompetition and nonsolicitation provision which is to be effective during the term and for a period of up to one year following its termination.

         Pursuant to the consulting agreement between Windy City and THCG, Windy City, through the provision of the services of Joel Kanter, is to serve as a consultant to THCG for an initial term of twelve months, which term shall automatically be extended for one or more additional three-month periods unless Windy City or THCG gives written notice, no less than ninety (90) days prior to the end of the initial term or, as applicable, sixty (60) days prior to the end of any extension of the term, of its election not to renew the agreement. Windy City's annual consulting fee will be $100,000. In addition, THCG is to reimburse Windy City for reasonable business expenses incurred in connection with the performance of its duties and responsibilities under the agreement. If the Agreement is terminated prior to the end of its term, including any extensions thereof, Windy City shall be entitled to any accrued but unpaid consulting fees to the date of termination and any accrued but unpaid expenses required to be reimbursed pursuant to the agreement. In addition, if Windy City terminates the agreement as the result of a material breach of the agreement by THCG, Windy City is entitled to the continued payment of consulting fees through the end of the term (as the same may have been extended). Pursuant to the agreement, both Windy City and THCG have agreed, to a nonsolicitation provision which is to be effective during the term of the agreement and for a period of up to one year following its termination.

EMPLOYMENT AGREEMENTS

         In connection with the Mergers, each of Joseph D. Mark, Adi Raviv and Shai Novik will enter into an employment agreement with THCG.

         Pursuant to his employment agreement, Joseph D. Mark will serve as a Co-Chief Executive Officer of THCG for a five year term ending in 2004, which term shall be automatically extended for one or more additional annual periods unless either THCG or Mr. Mark gives written notice, no less than ninety (90) days prior to the end of the initial term, or any extension thereof, of his or its election not to renew the agreement. The agreement provides that Mr. Mark's annual salary will be a minimum of $200,000 per year, or such greater sum as may be fixed by the Compensation Committee of THCG's Board of Directors, provided that any such greater sum shall become the minimum rate of compensation for so long as Mr. Mark remains employed by THCG. In addition, Mr. Mark will be entitled to bonus compensation as reasonably determined in good faith by the Compensation Committee. Mr. Mark will also receive options to purchase an aggregate of 450,000 shares of THCG Common Stock under the THCG Stock Incentive Plan and will be entitled to participate in any and all employee benefit plans generally available to THCG's most senior executives. THCG will lease or purchase an automobile for Mr. Mark at a cost not to exceed $1,000 per month and THCG will pay the premiums on an ordinary life insurance policy on Mr. Mark's behalf in the principal amount of $2,000,000. THCG will also reimburse Mr. Mark for personal tax preparation and financial planning assistance in a total amount not to exceed $5,000 per year.

         In the event that Mr. Mark's employment is terminated prior to the expiration of the term by reason of his death or total disability, THCG shall pay Mr. Mark the following: any accrued but unpaid base salary for services rendered through the date of termination, a prorated amount of bonus compensation, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, and any accrued vacation to the date of termination. If Mr. Mark's employment is terminated by THCG for "cause" (as defined in the agreement), or by Mr. Mark without "good reason" (as defined in the agreement), THCG shall pay Mr. Mark: any accrued but unpaid base salary for services rendered to the date of termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, and any accrued vacation to the date of termination. In the event that Mr. Mark's employment is terminated by THCG without cause, or by Mr. Mark with good reason, THCG shall pay Mr. Mark the following: any accrued but unpaid base salary for services rendered to the date of termination, such bonus as may reasonably be determined by THCG based on Mr. Mark's performance through the date of termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, any accrued vacation to the date of termination, and continued payment of his base salary until the earlier of (a) 36 months after the date of termination or (b) expiration of the term. Under each of the conditions of termination, any benefits to which Mr. Mark is entitled pursuant to any employee benefit plans and programs in which he participated will be paid in accordance with the terms of those plans and programs. Mr. Mark has also agreed to a noncompetition provision, which is effective during the term of his employment, and to a nonsolicitation provision which is effective during the term of the agreement and for a period of up to one year following its termination.

         Pursuant to his employment agreement, Adi Raviv will serve as a Co-Chief Executive Officer of THCG for a five year term ending in 2004, which term shall be automatically extended for one or more additional annual periods unless either THCG or Mr. Raviv gives written notice, no less than ninety (90) days prior to the end of the term, of his or its election not to renew the agreement. The agreement provides that Mr. Raviv's annual salary will be a minimum of $200,000 per year, or such greater sum as may be fixed by the Compensation Committee of

THCG's Board of Directors, provided that any such greater sum shall become the minimum rate of compensation for so long as Mr. Raviv remains employed by THCG. In addition, Mr. Raviv will be entitled to bonus compensation as reasonably determined in good faith by the Compensation Committee. Mr. Raviv will also receive options to purchase an aggregate of 450,000 shares of THCG Common Stock under the THCG Stock Incentive Plan and will be entitled to participate in any and all employee benefit plans generally available to THCG's most senior executives. THCG will lease or purchase an automobile for Mr. Raviv at a cost not to exceed $1,000 per month and THCG will pay the premiums on an ordinary life insurance policy on Mr. Raviv's behalf in the principal amount of $2,000,000. THCG will also reimburse Mr. Raviv for personal tax preparation and financial planning assistance in a total amount not to exceed $5,000 per year.

         In the event that Mr. Raviv's employment is terminated prior to the expiration of the term by reason of his death or total disability, the Company shall pay Mr. Raviv the following: any accrued but unpaid base salary for services rendered to the date of termination, a prorated amount of bonus compensation, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, and any accrued vacation to the date of termination. If Mr. Raviv's employment is terminated by the Company for "cause," or by Mr. Raviv without "good reason," the Company shall pay Mr. Raviv the following: any accrued but unpaid base salary for services rendered to the date of termination any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, and any accrued vacation to the date of termination. In the event that Mr. Raviv's employment is terminated by the Company without cause, or by Mr. Raviv with good reason, the Company shall pay Mr. Raviv the following: any accrued but unpaid base salary for services rendered to the date of termination, such bonus as may reasonably be determined by the Company based upon Mr. Raviv's performance through the date of termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, any accrued vacation to the date of termination, and continued payment of his base salary until the earlier of (a) 36 months after the date of termination or (b) the expiration of the term. Under each of the conditions of termination, any benefits to which Mr. Raviv is entitled to any employee benefit plans and programs in which he participated will be paid in accordance with the terms of those plans and programs. Mr. Raviv has also agreed to a noncompetition provision, which is effective during the term of his employment, and to a nonsolicitation provision which is effective during the term of the agreement and for a period of up to one year following its termination.

         Pursuant to his employment agreement, Shai Novik will serve as the Chief Operating Officer of THCG for a five year term ending in 2004, which term shall be automatically extended for one or more additional annual periods unless either THCG or Mr. Novik gives written notice, no less than ninety (90) days prior to the end of the term, of his or its election not to renew the agreement. The agreement provides that Mr. Novik's annual salary will be a minimum of $150,000 per year, or such greater sum as may be fixed by the Board of Directors, provided that any such greater sum shall become the minimum rate of compensation for so long as Mr. Novik remains employed by THCG. In addition, Mr. Novik will be entitled to bonus compensation as reasonably determined in good faith by the Compensation Committee. Mr. Novik will also receive a grant of 372,281.45 shares of restricted THCG Common Stock under the THCG Stock Incentive Plan and will be entitled to participate in any and all employee benefit plans generally available to THCG's senior executives and employees. THCG will lease or purchase an automobile for Mr. Novik at a cost not to exceed $1,000 per month and THCG will pay the premiums on an ordinary life insurance policy on Mr. Novik's behalf in the principal amount of $2,000,000. THCG will also reimburse Mr. Novik for personal tax preparation and financial planning assistance in a total amount not to exceed $5,000 per year.

         In the event that Mr. Novik's employment is terminated prior to the expiration of the term by reason of his death or total disability, THCG shall pay Mr. Novik the following: any accrued but unpaid base salary for services rendered to the date of termination, a prorated amount of bonus compensation, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, and any accrued vacation to the date of termination. If Mr. Novik's employment is terminated by THCG for "cause," or by Mr. Novik without "good reason," THCG shall pay Mr. Novik the following: any accrued but unpaid base salary for services rendered to the date of termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, and any accrued vacation to the date of termination. In the event that Mr. Novik's employment is terminated by THCG without cause, or by Mr. Novik with good reason, THCG shall pay Mr. Novik the following: any accrued but unpaid base salary for services rendered to the date of termination any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, any accrued vacation to the date of termination, and continued payment of the base salary for six months after the date of termination. Under each of the conditions of termination, any benefits to which Mr. Novik is entitled pursuant to any employee benefit plans and programs in which he participated will be paid in accordance with the terms of those plans and programs. Mr. Novik has also agreed to a noncompetition provision, which is effective during the term of his employment, and to a nonsolicitation provision which is effective during the term of the agreement and for a period of up to one year following its termination.

BOARD POSITIONS

         Walnut and Tower Hill have agreed that members of the current Board of Directors of Walnut are to be elected to three of the seven positions on the THCG Board of Directors. The three board positions will initially be filled by Burton W. Kanter, Joel S. Kanter and Gene E. Burleson. Upon classification of the Board, Mr. Burleson will be a Class II director and will serve until the second Annual Meeting of the THCG stockholders following the Mergers, and Messrs. Burton Kanter and Joel Kanter will be Class III directors and will serve until the third Annual Meeting of the THCG stockholders following the Mergers.

         Upon consummation of the Mergers, Joseph D. Mark, Adi Raviv, Evan Marks [AND ONE ADDITIONAL TOWER HILL DESIGNEE] will occupy four of the seven seats on the Board of Directors of THCG. Joseph D. Mark and Evan Marks will be Class I directors and will serve until the first Annual Meeting of the THCG stockholders following the Mergers. [Tower Hill is to designate an additional director who will be] a Class II director and will serve until the second Annual Meeting of the THCG stockholders following the Mergers. Adi Raviv will be a Class III director and will serve until the third Annual Meeting of the THCG stockholders following the Mergers.

INDEMNIFICATION AND INSURANCE

         Pursuant to the Merger Agreement, THCG has, for the time periods specified in the Merger Agreement, agreed to:

         - indemnify each present director and officer of Walnut against liabilities or expenses incurred in connection with claims arising out of or pertaining to matters existing or occurring at or prior to the effective time of the Mergers; and

         - maintain in effect directors' and officers' liability insurance for the benefit of the directors and officers of Walnut with coverage in amount and scope at least as favorable to such persons as Walnut's existing coverage. For a further discussion of the indemnification and insurance provisions, see "THE MERGER AGREEMENT--Covenants--Indemnification and Insurance."


DISSENTERS' RIGHTS OF APPRAISAL

         Stockholders of Walnut are not entitled to dissenting stockholders' appraisal rights under the Utah BCA. The Utah BCA does not provide appraisal rights to stockholders of a corporation in connection with a merger if the corporation's shares are listed on Nasdaq National Market on the record date for determining stockholders entitled to vote on such merger and the stockholder will receive nothing other than (1) shares of the corporation surviving the plan of merger; (2) shares of a corporation which will be listed on a national securities exchange or the Nasdaq National Market; (3) cash in lieu of fractional shares or (4) any combination of the foregoing.


ACCOUNTING TREATMENT OF THE MERGERS

         The Mergers will be accounted for as a purchase transaction, as a reverse acquisition.

REGULATORY APPROVALS

         The management of Walnut believes that no filings with or approval of any governmental authority is necessary prior to the consummation of Merger 1. Merger 2 requires the prior approval of the NASD, which approval is a condition precedent to the consummation of Merger 2.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

         The discussion below is based upon current provisions of the Code, currently applicable Treasury Regulations promulgated thereunder, and judicial and administrative decisions and rulings. Future legislative, judicial or administrative changes or interpretations could alter or modify the statements and conclusions set forth herein, and any such changes or interpretations could be retroactive and could affect the tax consequences to the holders of common stock issued in connection with the Mergers.

         The discussion below does not purport to deal with all aspects of federal income taxation that may affect particular stockholders in light of their individual circumstances, and are not intended for stockholders subject to special treatment under the federal income tax law. Stockholders subject to special treatment include insurance companies, tax-exempt organizations, financial institutions, broker-dealers and foreign persons. In addition, the discussion below does not consider the effect of any applicable state, local or foreign tax laws. In addition, the discussion below does not consider the effect of the receipt of Walnut Common Stock in connection with one or more of the Related Transactions and the conversion of such Walnut Common Stock into THCG Common Stock at the First Effective Time.

         EACH HOLDER OF WALNUT COMMON STOCK IS URGED TO CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF THE MERGERS, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, AND OF CHANGES IN THE APPLICABLE TAX LAWS.

         The Mergers will constitute a reorganization within the meaning of
Section 368(a) of the Code. Accordingly, subject to certain limitations and qualifications, the following tax consequences will result:

         - No gain or loss will be recognized by Walnut, THCG, Newco or Tower Hill solely as a result of the Mergers.

         - No gain or loss will be recognized by the holders of Walnut Common Stock upon the receipt of THCG Common Stock in exchange for such Walnut Common Stock in Merger 1.

         - Upon the receipt of THCG Common Stock in exchange for Walnut Common Stock, the holders of THCG Common Stock will have basis and holding periods in that stock substituted from their basis and holding periods in their Walnut Common Stock.

         A successful Internal Revenue Service challenge to the reorganization status of the Mergers would result in a Walnut stockholder recognizing gain or loss with respect to each share of Walnut Common Stock surrendered in Merger 1 equal to the difference between the Walnut stockholder's basis in such share and the fair market value, as of the First Effective Time, of the THCG Common Stock received in exchange therefor.


MARKET PRICE INFORMATION AND DIVIDEND POLICY

MARKET PRICE INFORMATION OF WALNUT

         As of August 12, 1999, Walnut had [3,350,533] shares of Walnut Common Stock outstanding, held by approximately [615] holders of record.

         The Walnut Common Stock is listed on the Nasdaq National Market under the symbol "WNUT". The following table shows the high and low trade prices quoted for bid for Walnut for each quarter for the period January 1, 1996 through June 30, 1999 based upon information received from the Nasdaq National Market.


          QUARTER ENDED                    WALNUT COMMON STOCK
     ----------------------                --------------------
                                             HIGH             LOW
                                             ----             ---
     March 31, 1999                        $  4-5/8        $  1-3/4
     June 30, 1999                            2-7/8         1-15/16

     March 31, 1998                        $8-13/16        $  6-3/4
     June 30, 1998                            7-7/8               6
     September 30, 1998                           6           1-7/8
     December 31, 1998                        4-1/2         1-11/16

     March 31, 1997                        $  7-7/8        $5-14/32
     June 30, 1997                           18-3/4           4-7/8
     September 30, 1997                      11-1/4           6-3/4
     December 31, 1997                       10-1/2           8-1/4



         The Nasdaq Stock Market is a highly-regulated electronic securities market utilizing a sophisticated computer and telecommunications network. Market participants are comprised of competing Market Makers, independent dealers who commit capital to stocks and compete with each other for orders, and Electronic Communications Networks, trading systems recently integrated into the Nasdaq Stock Market which bring additional orders into the market. This market structure provides visibility of orders and allows market participants to compete for order flow. Trading is supported by a communications network linking the market participants to quotations dissemination, trade reporting, and order execution systems. This market also provides specialized automation services for screen-based negotiations of transactions, online comparison of transactions, and a range of information services tailored to the needs of the securities industry, investors and issuers.

         The Nasdaq Stock Market consists of two distinct market tiers: the Nasdaq National Market (on which the Walnut Common Stock is currently listed and the THCG Common Stock is to be listed) and the Nasdaq Smallcap Market. The Nasdaq Stock Market is operated by The Nasdaq Stock Market, Inc., a wholly-owned subsidiary of the NASD.

MARKET PRICE INFORMATION OF TOWER HILL

         There is no established public trading market for Tower Hill.

         As of June 30, 1999, Tower Hill had two stockholders, Joseph D. Mark and Adi Raviv, each owning 50% of the outstanding Tower Hill Common Stock. In addition, Shai Novik owns the Novik Options, comprised of: (i) an option to purchase 5% of the outstanding equity of Tower Hill at an exercise price of $0.01 per share and (ii) an option to purchase an additional 5% of the outstanding equity of Tower Hill at an exercise price of $0.01 per share.

DIVIDEND POLICY

         Neither Walnut nor Tower Hill has paid any cash dividends since its inception.


PRO FORMA PER SHARE DATA

         Set forth below is certain information regarding the book value per common share and income (loss) per common share on a pro forma basis assuming the Mergers had been consummated at March 31, 1999 with respect to book value per common share, and January 1, 1998 with respect to net (loss) income per common share. The information set forth below should be read in conjunction with the unaudited pro forma combined condensed consolidated financial statements, including the notes thereto, appearing elsewhere herein.


                                           At and For the Three            At and For the Year
                                                  Months                         Ended
                                           Ended March 31, 1999             December 31, 1998
                                           --------------------            --------------------

                                            Combined Pro Forma               Combined Pro Forma
                                               (unaudited)                      (unaudited)
                                           --------------------            --------------------
Book Value per Common Share                       1.62                             1.68

Net income (loss) per Common Share                0.18                            (0.09)


SELECTED FINANCIAL INFORMATION

WALNUT FINANCIAL INFORMATION

         The following table sets forth certain selected financial data for Walnut for the five-year period ended December 31, 1998. The information for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 is derived from the audited financial statements of Walnut as of and for the five years then ended. The data should be read in conjunction with the financial statements, related notes and other financial information of Walnut for such periods included elsewhere in this Proxy Statement.

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                     CONSOLIDATED HISTORICAL FINANCIAL DATA


                                                                 Year Ended December 31,
                                          ----------------------------------------------------------------------
                                                1998           1997           1996        1995*        1994*
                                                ----           ----           ----        ----         ----
Income Statement Data:
Investment income
      Interest income                          87,000         69,000         61,000       453,000        186,000
      Dividend income                           3,000          6,000         16,000             0        257,000
                                          -----------    -----------    -----------   -----------    -----------
  Total income                                 90,000         75,000         77,000       453,000        443,000
Expenses:

  Interest expense                            533,000      1,099,000      1,597,000     1,698,000      1,594,000
  General and administrative                1,182,000      1,490,000      1,651,000     1,282,000        722,000
                                          -----------    -----------    -----------   -----------    -----------
Net investment (loss) before taxes         (1,625,000)    (2,514,000)    (3,171,000)   (2,527,000)    (1,873,000)
Income tax benefit                              8,000        858,000      1,268,000     1,438,000        725,000
                                          -----------    -----------    -----------   -----------    -----------
Net investment (loss)                      (1,617,000)    (1,656,000)    (1,903,000)   (1,089,000)    (1,148,000)
                                          -----------    -----------    -----------   -----------    -----------
Realized and unrealized gains on
  investments:
  Realized gain on sale of                  1,372,000      3,032,000      2,904,000     4,667,000      1,044,000
      investments before income tax
  Income tax provision                         (7,000)    (1,391,000)    (1,162,000)   (1,822,000)      (407,000)
                                          -----------    -----------    -----------   -----------    -----------
Net realized gain on sale of
  investments                               1,365,000      1,641,000      1,742,000     2,845,000        637,000
                                          -----------    -----------    -----------   -----------    -----------
Unrealized appreciation
  (depreciation) on investments            (8,371,000)    (1,437,000)    (3,773,000)   (5,392,000)     4,608,000
  before tax
Income tax (provision) benefit                 43,000        491,000        969,000     1,669,000     (1,797,000)
                                          -----------    -----------    -----------   -----------    -----------
Net unrealized appreciation
 (depreciation) on investments             (8,328,000)      (946,000)    (2,804,000)   (3,723,000)     2,811,000
                                          -----------    -----------    -----------   -----------    -----------
Net realized and unrealized gains
  (losses) on investments                  (6,963,000)       695,000     (1,062,000)     (878,000)     3,448,000
                                          -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
  resulting from operations               $(8,580,000)   $  (961,000)   $(2,965,000)  $(1,967,000)   $ 2,300,000
Income (loss) per share                   $     (2.70)   $     (0.39)   $     (1.25)  $     (0.93)   $      1.65
Weighted average shares outstanding         3,176,660      2,463,219      2,374,516     2,124,609      1,392,310

  Balance Sheet Data:
      Total assets                         15,322,000     26,509,000     32,353,000    35,073,000     33,132,000
      Current liabilities                   6,317,000      7,791,000     13,928,000    10,473,000     10,187,000
      Long-term liabilities                         0      2,044,000      4,038,000     9,201,000     10,680,000
  Net Assets                                9,005,000     16,674,000     14,387,000    15,399,000     12,265,000
  Total Liabilities and Net Assets        $15,322,000    $26,509,000    $32,353,000   $35,073,000    $33,132,000


* Includes the results of operations of Walnut Capital only

TOWER HILL FINANCIAL DATA

         The following table sets forth certain selected financial data for Tower Hill for the one-year period ended March 31, 1998. The information for the year ended March 31, 1998 is derived from the audited financial statements of Tower Hill as of and for the year then ended. The data should be read in conjunction with the financial statements, related notes and other financial information of Walnut for such periods included elsewhere in this Proxy Statement.


                         HAMBRO AMERICA SECURITIES, INC.
                            HISTORICAL FINANCIAL DATA


                                                                                  Year Ended
                                                                                March 31, 1998
                                                                                --------------
Income Statement Data:
      Revenue:
           Advisory and corporate finance fees                                  $    210,461
           Interest                                                                   18,454
                                                                                ------------
                                                                                     228,915
                                                                                ============
      Expenses:
           Employee compensation and benefits                                        823,393
           Occupancy                                                                 110,912
           General and administrative                                                381,188
           Interest                                                                  137,293
           Depreciation                                                               12,893
           Other                                                                      87,966
                                                                                ------------
                                                                                   1,553,645

      Net loss                                                                  $ (1,324,730)
                                                                                ============

Balance Sheet Date:
      Total assets                                                              $    396,749
      Liabilities                                                                     51,523
Net Assets                                                                           345,226
                                                                                ------------
Total Liabilities and Net Assets                                                $    396,749
                                                                                ============


PRO FORMA COMBINED FINANCIAL DATA

         The following tables set forth the unaudited pro forma financial and operating data for the three months ended March 31, 1999 and for the year ended December 31, 1998. This information is presented as if the completion of the Mergers occurred as of March 31, 1999 for balance sheet purposes and as of January 1, 1998 for purposes of the statements of operations. The pro forma information is based upon certain assumptions that are included in the notes to the pro forma financial statements included elsewhere in this Proxy Statement. The pro forma information is unaudited and is not necessarily indicative of what the financial position and results of operations of Walnut would have been as of and for the periods indicated, nor does it purport to represent the financial position and results of operations for future periods.


                                                                Three Months Ended          Year Ended December
                                                                  March 31, 1999                 31, 1998
                                                              -----------------------      ----------------------
Income Statement Date:
      Revenue                                                          266,000                   2,114,000
      Consulting income                                                392,000                   1,873,000
      Factoring income                                                  79,000                   1,059,000
                                                              -----------------------      ----------------------
      Investment and other income                                      737,000                   5,046,000

Costs and expenses                                                     102,000                      84,000
      Cost of services                                               1,159,000                   5,318,000
                                                              -----------------------      ----------------------
      General and administrative expenses                            1,261,000                   5,402,000

Operating gain/(loss)                                                (524,000)                   (356,000)

Interest and other financial costs                                     119,000                   1,228,000
                                                              -----------------------      ----------------------

Gain/(Loss) before taxes and realized gain                            (643,000)                 (1,584,000)

Income tax benefit/(expenses)                                           15,000                      44,000

Realized gain/(loss) on sale of securities, net of tax               2,522,000                   1,311,000

Effect on net income of minority interest                                    0
                                                              -----------------------      ----------------------

NET INCOME/(LOSS)                                                    1,894,000                   (229,000)
                                                              =======================      ======================

Income/(Loss) per share                                                   0.19                      (0.02)
                                                              =======================      ======================

Weighted average shares outstanding                                  9,928,033                   9,754,160
                                                              =======================      ======================


Balance Sheet Data:
      Total Assets                                                 $20,593,000                 $24,440,000
      Current Liabilities                                            5,616,000                   5,382,000
      Long-term Liabilities                                          2,897,000                   3,479,000
Net Assets                                                          12,080,000                   15,579.00
                                                              -----------------------      ----------------------

Total Liabilities and Net Assets                                   $20,593,000                 $24,440,000
                                                              =======================      ======================

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                          AND THE RESULTS OF OPERATIONS


OVERVIEW

         Walnut is required to present its financial statements in accordance with generally accepted accounting principles and SEC regulations in the format applicable to investment companies. Walnut had previously reported its financial statements in accordance with generally accepted accounting principles and SEC rules and regulations applicable to operating companies. Accordingly, the financial information presented herein for the years ended prior to December 31, 1997 has been restated in accordance with generally accepted accounting principles and SEC rules in the format applicable to investment companies, which generally means that investments are reported at fair market value rather than cost, including wholly-owned subsidiaries. Because of such reporting, Walnut's consolidated financial statements include the operating results only of Walnut and Walnut Capital. For all subsidiaries other than Walnut Capital and Universal Bridge, Walnut reports only the fair value of its investments therein as of the date of such information. The only operating activity of Universal Bridge is recording the change in fair value of its investment in UPLP. Universal Bridge recorded a decrease of $395,000 in the year ended December 31, 1998 and an increase of $562,000 in the year ended December 31, 1997.

         Walnut separately discusses and analyzes the results of operations and the liquidity and capital resources of Walnut and Walnut Capital. Walnut is required by regulations promulgated by the SBA to separately present such information for Walnut Capital. The results of operations of Walnut and Walnut Capital for a particular period in the aggregate represent the consolidated results of operations of Walnut for such period before adjustments to reflect intercompany transfers and other adjustments all made in accordance with generally accepted accounting principles.


RESULTS OF OPERATIONS

HISTORICAL OPERATING RESULTS OF WALNUT

Results of Operations for the Three Months Ended March 31, 1999 and the Three Months Ended March 31, 1998

         Results of Walnut Capital's Operations for the Three Months Ended March 31, 1999 and March 31, 1998. Walnut Capital had realized gain income of $4,020,000 for the three months ended March 31, 1999, compared to $953,000 for the three months ended March 31, 1998. The realized gains for the three months ended March 31, 1999 resulted predominately from the sale of shares of First Health Group, Inc. (formerly HealthCare COMPARE Corp.).

         Interest expense for the three months ended March 31, 1999 was $52,000 as compared to $121,000 for the same period in 1998. The decrease of $69,000 or 57% in interest expense is attributable to a repayment of Walnut Debentures in the principal amount of $2,000,000 on June 1, 1998, and a reduction in margin payable to brokers. General and administrative expenses for the three months ended March 31, 1999 was $94,000 as compared to $93,000 for the three months ended March 31, 1998.

         Unrealized depreciation on investments before income tax for the three months ended March 31, 1999 was $3,982,000 as compared to $814,000 for the same period in 1998. The difference of $3,168,000 in unrealized depreciation is primarily the result of the recognition for the three months ended March 31, 1999 of amounts previously recorded as unrealized gains on investments before income tax attributable to First Health Group, Inc.
securities.

         Results of the Operations of Walnut (excluding Walnut Capital) for the Three Months Ended March 31, 1999 and March 31, 1998. Walnut had interest income of $6,000 and general and administrative costs of $196,000 for the three months ended March 31, 1999 as compared to $19,000 and $211,000, respectively, for the three months ended March 31, 1998. The $15,000 decrease in general and administrative costs is due to the payment of less directors' fees. For the three months ended March 31, 1999, the unrealized depreciation attributable to Walnut's wholly-owned subsidiary, Universal Bridge and its majority owned subsidiary, UPLP, was $15,000.

Results of Operations for the Fiscal Years Ended December 31, 1998 and December 31, 1997

         Results of Walnut Capital's Operations for the Fiscal Years Ended December 31, 1998 and December 31, 1997. Walnut Capital had realized gain income of $1,330,000, for the year ended December 31, 1998, compared to $3,939,000, net of tax, for the year ended December 31, 1997. The realized gains result predominately from the sale of shares of Vitalink, Inc., and First Health Group, Inc. (formerly HealthCare COMPARE Corp.), offset by realized losses at Nhancement Technology Corp. and Consolidated Technology Group, Inc. and the write-off of the investment in Site Based Media, Inc.'s stock.

         Interest expense decreased $473,000 to $371,000 during the year ended December 31, 1998, representing a 56% decrease from interest expense during the year ended December 31, 1997. Interest expense consists of two components: (1) interest paid to the SBA with respect to the Walnut Debentures (as defined below) ($250,000 and $464,000 for 1998 and 1997, respectively), and (2) interest paid on margin accounts and bank lines and other debt ($121,000 and $380,000 for 1998 and 1997, respectively). The decrease in SBA interest expense was the result of repayment to the SBA of $2 million of Walnut Debentures on June 1, 1998.

         General and administrative expense decreased $111,000 to $657,000 during the year ended December 31, 1998. The decrease in general and administrative expense for 1998 was due to the write down of intangible assets, representing prepaid travel expenses and bad debt reserves related to debt securities in 1997.

         Unrealized losses for the year ended December 31, 1998 were approximately $7,700,000, as compared to unrealized losses for the year ended December 31, 1997 of approximately $2,600,000, net of tax. The increase in unrealized loss for 1998 is primarily due to the unrealized losses recorded in connection with the change in valuation of portfolio investments and a $3,000,000 related tax benefit that was fully reserved in 1998.

         Results of Walnut's Unconsolidated Operations for the Fiscal Years ended December 31, 1998 and December 31, 1997. Walnut had interest income of $54,000 and general and administrative cost of $817,000 for the year ended December 31, 1998 as compared to $39,000 and $830,000, respectively, in the years ended December 31, 1997. Consolidated net loss for Walnut was approximately $8.6 million, for the year ended December 31, 1998 as compared to net loss of approximately $1,000,000 in the year ended December 31, 1997. The increase in the loss was due to an increase in the unrealized losses in valuation of Walnut's portfolio securities and a $3,000,000 related tax benefit that was fully reserved in 1998.

Results of Operations for the Fiscal Years Ended December 31, 1997 and December 31, 1996

         Results of Walnut Capital's Operations for the Fiscal Years Ended December 31, 1997 and December 31, 1996. Walnut Capital had realized gain income of $3,939,000, net of tax, for the year ended December 31, 1997, compared to $1,561,000, net of tax, for the year ended December 31, 1996. The realized gains result predominately from the sale of shares of First Health Group, Inc. (formerly HealthCare COMPARE Corp.), offset by realized losses at NFS Services, Inc. and other portfolio companies.

         Interest expense decreased $373,000 to $844,000 during the year ended December 31, 1997, representing a 31% decrease from interest expense during the year ended December 31, 1996. Interest expense consists of two components: (1) interest paid to the SBA with respect to the Walnut Debentures (as defined below) ($464,000 and $731,000 for 1997 and 1996, respectively), and (ii) interest paid on margin accounts and bank lines and other debt ($380,000 and $483,000 for 1997 and 1996, respectively). The decrease in SBA interest expense was the result of repayment to the SBA of $4,000,000 of Walnut Debentures on April 1, 1997.

         General and administrative expense decreased $2,000 to $768,000 during the year ended December 31, 1997. Lower personnel costs were offset by a write down of intangible assets representing prepaid travel expenses.

         Unrealized losses, net of tax, for the year ended December 31, 1997 were approximately $2,600,000 million, as compared to unrealized losses for the year ended December 31, 1996 of approximately $1,400,000 million, net of tax. The increase in unrealized loss for 1997 was due to the reversal of previously recorded unrealized gains and the reserve for the reduced valuation of various portfolio companies.

         Results of Walnut's Unconsolidated Operations for the Fiscal Years ended December 31, 1997 and December 31, 1996. Walnut had interest income of $39,000 and general and administrative cost of $830,000 for the year ended December 31, 1996 as compared to $37,000 and $881,000, respectively, in the years ended December 31, 1996. Consolidated net loss for Walnut was $961,000 for the year ended December 31, 1997 as compared to net loss of $2,960,000 million in the year ended December 31, 1996. The decrease in the loss was due to a reduction in the unrealized valuation of Walnut's portfolio securities.


LIQUIDITY AND CAPITAL RESOURCES

LIQUIDITY AND CAPITAL RESOURCES OF WALNUT CAPITAL

         As part of the SBIC program, Walnut Capital has, from time to time, issued $12 million of debentures to the SBA (the "Walnut Debentures"), of which Walnut Debentures in the principal amount of $8 million were repaid prior to 1998. Additional Walnut Debentures in the principal amount of $2 million were repaid on June 1, 1998. Walnut Debentures in the principal amount of $2 million were outstanding as of March 31, 1999. Such Walnut Debentures were originally issued in September 1989, bear interest at a rate of 8.80% per annum and are due on September 1, 1999.

         Interest on the Walnut Debentures is paid semi-annually, and principal is due at maturity. Walnut Capital has been current in all of its interest payments to the SBA.

         The Walnut Debentures prohibit the distribution of earnings or other assets of Walnut Capital to Walnut, except for distributions made out of undistributed realized earnings computed in accordance with SBA regulations. For so long as any indebtedness under the Walnut Debentures remains outstanding, Walnut Capital is prohibited from repurchasing or converting any of its equity (but not debt) securities or paying dividends (including dividends to Walnut) without the consent of the SBA. In addition, Walnut Capital is prohibited from incurring any secured indebtedness, except for the $5,765,000 of secured indebtedness that was outstanding at April 8, 1994. There are no limitations on the amount of unsecured indebtedness Walnut Capital can incur. The Walnut Debentures cannot be prepaid without payment of a prepayment penalty related to the time of such prepayment.

         Additionally, Walnut Capital reduced its broker margin account by $1.7 million and increased its cash and cash equivalents by $1.9 million. The source of funds were primarily from the sale of First Health Group, Inc. (formerly HealthCare COMPARE Corp.) securities, creating a realized capital gain of approximately $4 million in the first quarter of 1999. Walnut Capital has cash and a broker margin account available to repay the $2 million of Walnut Debentures due September 1, 1999.

         In 1998, the SBA issued a finding that Walnut Capital and Walnut had violated Section 107.700 of the Small Business Investment Act of 1958 (as amended, the "SBIA"), by purchasing securities from a big business as defined in the SBA regulations. Walnut believes the SBA is in error in its interpretation of this finding, by including shares held by employees of the seller as being affiliated with such seller. The SBA has also informed Walnut Capital that it is in violation of sections 107.503(c) and 107.650 of the SBIA and valuation guidelines for SBICs for failing to timely report changes in the valuations of certain of its investments. Walnut disagrees with the SBA's interpretation of the requirements and the matter is being discussed with the SBA. The SBA also found Walnut Capital in violation of Section 107.825(e) of the SBIA, for purchasing certain securities from non-issuers. Walnut believes this finding to be inconsistent with actions taken by the SBA in the past, and has entered into discussions with the SBA to clarify the issue. The SBA, if it finally determines that Walnut Capital did violate any of the foregoing regulations, may declare a default under the outstanding $2,000,000 of Walnut Debentures and accelerate the maturity for such Walnut Debentures from September 1, 1999 to the date of such acceleration. Further, Walnut Capital did not file its Form 468 timely for the year ended December 31, 1998. This report was due on March 31, 1999. Management believes that none of these findings will have material effect on Walnut Capital, or Walnut as a whole, and believes that if the maturity of the Walnut Debentures is accelerated, it will have sufficient funds available from existing sources of liquidity to satisfy its repayment obligations.

LIQUIDITY AND CAPITAL RESOURCES OF WALNUT (EXCLUDING WALNUT CAPITAL)

         On August 31, 1995, Walnut established a $4 million line of credit with American National Bank and Trust Company of Chicago. This line was replaced as of September 8, 1996 with a term loan of $2,850,000. A principal payment of $575,000 was made on March 31, 1997 and the balance was due on July 31, 1997. This loan was renewed and amended to provide quarterly principal payment of $250,000 commencing on December 31, 1997 with a maturity date of June 30, 1999. On December 31, 1998, this bank loan was further amended to require an immediate principal payment of $100,000 and quarterly principal payments thereafter and it has an amended maturity date of December 31, 1999. Following the principal payment required on such date, the loan had a principal balance of $925,000. As of July 1, 1999, the principal balance of this loan was $725,000. The interest rate associated with this loan is ANB's base rate plus 2% (10.0% as of June 30, 1999). Two directors of Walnut personally guarantee the loan.

         In April 1997, Walnut received an unsecured loan from The Holding Company, a company for which Burton W. Kanter, a director of Walnut, serves as President, in the amount of $400,000. The loan bears interest at 9.5%. The loan was to be repaid in four installments each following the end of each of the fiscal quarters of Walnut in 1998 with the first installment to be paid on April 1, 1998. The first and second installments were paid on April 1, 1998 and July 1998, respectively. The third and fourth payment which were due on October 1, 1998 and January 1, 1999 had been deferred and Walnut has delayed further principal payments until December 31, 1999 provided that quarterly interest shall continue to be paid on the outstanding balance.

         In connection with the transaction through which Walnut acquired Inland Financial, Walnut borrowed $250,000 from each of the Kanter Family Foundation, an entity affiliated with Walnut, and UPLP in October 1998. Walnut issued to each entity a promissory note which matures on October 13, 2001. The promissory notes bear interest at a rate of 15% per year which is payable quarterly. This loan is unsecured.

         Walnut guarantees the indebtedness of each of Pacific Financial and Inland Financial under their respective revolving lines of credit. Subject to certain conditions, Inland Financial is permitted to borrow up to $2,500,000 under its credit facility and Pacific Financial is permitted to borrow up to $1,000,000 under its credit facility. Walnut's guarantee of each facility is a guarantee of payment and not a guarantee of collection.

         Walnut has paid no cash dividends since its inception and it is unlikely that any cash dividend will be paid in the future. The declaration in the future of any cash or stock dividends will be at the discretion of Walnut's Board of Directors depending upon the earnings, capital requirements and financial position of Walnut, general economic conditions and other pertinent factors. Unless otherwise approved by the SBA, Walnut Capital is prohibited from making any dividend or other cash advance to Walnut. Inland Financial is prohibited from making any dividends to Walnut without the consent of Inland Financial's lender under the terms of a revolving credit facility. Pacific Financial is prohibited from making any dividends to Walnut without the consent of Pacific Financial's lender under the terms of a revolving credit facility.

INVESTMENT PORTFOLIO CHANGES

         The sale of certain portfolio investments resulted in unrealized depreciation and realized gains during the three months ended March 31, 1999 as follows:


                                Unrealized Appreciation
                                     (Depreciation)             Realized Gain (Loss)
                                     --------------             --------------------
First Health Group
  (formerly HealthCare
   COMPARE Corp.)                     $(4,069,000)                  $4,020,000

Walnut's equity investments that appreciated/(depreciated) in value during the three months ended March 31, 1999 were as follows:


                                         Unrealized Appreciation (Depreciation)
                                         --------------------------------------
I-Flow Corporation                                     $500,000
Mariner Post-Acute Network
  (formerly Paragon Health)                            (346,000)
Logic Devices Inc.                                       52,000
HP America Inc.                                         (67,000)
Others                                                  (52,000)


         There were unrealized losses of ($15,000) recorded in connection with Universal Bridge's partnership interest in UPLP.


YEAR 2000 COMPLIANCE

         The year 2000 creates the potential for date related data to cause computer processing errors or system shut-downs because computer-controlled systems have historically used two digits rather than four to define years. Computer programs that contain time data sensitive software may recognize a date using two digits of "00" as the year 1900 rather than the year 2000. The miscalculations and systems failures that may be caused by such date misrecognition could disrupt the operations of Walnut or its portfolio companies. Since this risk relates to computer-controlled systems, the year 2000 issue affects computer software, computer hardware, and any other equipment with imbedded technology that involves date sensitive functions.

         Walnut has assessed the scope of its year 2000 problems and remediated such problems for each of its internal computer software programs and its computer hardware. Walnut spent no amounts to modify or replace its internal computer software program and its computer hardware, including to upgrade software and to modify maintenance agreements in the quarter ended June 30, 1999. Prior to the quarter ended June 30, 1999, it has spent $15,000 in aggregate for such upgrades and modifications. Walnut does not believe that it has machinery with embedded computer technology or that it relies upon any supplier that is material to its business. Since it believes its assessment and remediation efforts have been completed, Walnut has not developed any contingency plans in the event it or any of its subsidiaries experiences year 2000 problems and it does not expect to expend any material amounts on such remediation in the future. However, if Walnut has failed to properly assess any of the year 2000 problems or failed to fully remedy any identified year 2000 problems of its computer hardware or computer software programs, Walnut may be forced to spend more on such remediation in the future and Walnut's operations may be adversely affected.

         Since Walnut does not control its portfolio companies (other than wholly-owned subsidiaries which are accounted for as portfolio companies because Walnut reports its financial results as an investment company), it has not attempted to dictate assessment, remediation or contingency planning for such companies, though Walnut representatives on the boards of directors of portfolio companies have participated in such boards' oversight of those companies' year 2000 efforts. Each portfolio company's year 2000 efforts are necessarily directed by such companies' management and boards of directors. Furthermore, Walnut has invested in many private companies which are not obligated to inform Walnut about their year 2000 efforts. If any portfolio company fails to timely assess or remediate its year 2000 problems, the value of Walnut's investment in such portfolio company may be adversely impacted. The aggregate value of Walnut's portfolio could be materially adversely impacted if a number of portfolio companies experience year 2000 problems or significant costs to avoid or remediate such problems. Walnut does not expect to know the impact of the year 2000 problem on the aggregate value of its portfolio until after January 1, 2000. None of Walnut's computer systems are interrelated with those of any of its portfolio companies.


CAPITALIZATION OF WALNUT AND TOWER HILL

         The following table sets forth the capitalization of each of Walnut and of Tower Hill, at March 31, 1999, and the pro forma combined capitalization of THCG as adjusted to give effect to the Mergers and the Related Transactions as if they had occurred on March 31, 1999.


                                             March 31, 1999
                                             --------------
                                               (unaudited)
                                             (in thousands)

                                            Combined Pro Forma
                                                   of THCG
                                            -------------------
Debt                                        2,719
Participation Loans Payable                 2,288
Minority Interest
Stockholders' Equity
  Common Stock                                              99
  Additional Paid-in Capital                            27,201
  Deficit                                              (11,252)
Total Stockholders' Equity                  16,048
Total Capitalization                        21,664





THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE AGREEMENT AND PLANS OF MERGER AND THE MERGERS.

                                   PROPOSAL II
                       APPROVAL OF THE BDC DEREGISTRATION


GENERAL

         Walnut is a closed-end management investment company, which elected, together with Walnut Capital, Walnut Funds and Universal Bridge, on October 15, 1997 to be regulated as BDCs under the 1940 Act. As a BDC, Walnut is subject only to specified portions of the 1940 Act, which has generally provided greater flexibility with respect to management issues, capital structure and other matters than does the full regulatory scheme of the 1940 Act. Nevertheless, as a BDC, Walnut remains subject to significant regulation of its activities, as described below in "1940 Act Regulations Applicable to Business Development Companies."

         The Board of Directors believes that, since the composition of Walnut's assets will change as a result of the Mergers and the merger of Walnut Capital, Walnut Funds and Universal Bridge into Tower Hill LLC, and since Walnut, as a result of Merger 2, will acquire Tower Hill's broker-dealer business, the regulatory scheme governing BDCs will no longer be appropriate for the combined companies following the consummation of the Mergers and will hinder their future growth. Accordingly, the Board of Directors recommends that Walnut, Walnut Capital, Walnut Funds and Universal Bridge withdraw their elections to be BDCs, effective as soon as possible after the Effective Time of the Mergers. If stockholders approve this proposal, it will indicate to Walnut the stockholders' agreement with the Board's plan to conduct its business primarily as an operating company and not as an investment company, and Walnut's investment assets will constitute a significantly smaller portion of its overall assets. The BDC Deregistration is a condition to the Mergers, and, in addition, must be completed in order to complete Proposals IV and V of this Proxy Statement without otherwise seeking SEC approval of such transactions.

         In the event that stockholders approve this proposal to permit Walnut to withdraw its BDC election, the withdrawal will not become effective until the issuance by the SEC of an order permitting Walnut to withdraw its BDC election. Stockholder approval of this proposal will be valid for one year following the date of approval. If Walnut's application for withdrawal is not granted within this one-year period, Walnut will be required to present the matter to stockholders again for approval prior to filing a subsequent withdrawal application.

         The affirmative vote of a majority of Walnut's outstanding shares entitled to vote is required to approve the withdrawal of Walnut's election to be treated as a BDC under the 1940 Act. Under the 1940 Act, "majority" means the lesser of (a) 67% of the outstanding voting securities present if more than 50% are present in person or by proxy or (b) more than 50% of the outstanding voting securities.


1940 ACT REGULATIONS APPLICABLE TO BUSINESS DEVELOPMENT COMPANIES

         Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to
Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress; (d) offer to extend significant managerial assistance to such eligible portfolio companies; (e) have a majority of directors who are not "interested persons" (as defined in the 1940 Act); and (f) file (or, under certain circumstances, intend to file) a proper notice of election with the SEC.

         Among others, the 1940 Act imposes the following regulations on Walnut:

         1. Walnut must carry its assets at fair value rather than cost in financial reports;

         2. Walnut may not change the nature of its business or fundamental investment policies without the prior approval of the stockholders;

         3. The composition of the Board of Directors is restricted (for example, investment bankers, securities brokers, legal counsel and affiliated persons may not constitute 50% or more of the directors of Walnut);

         4. Walnut may not engage in certain transactions with affiliates without obtaining exemptive relief, which customarily requires prior stockholder approval;

         5. The issuance of senior equity and debt securities is restricted;

         6. Walnut's right to issue options, rights and warrants to purchase stock of Walnut is restricted except under certain circumstances as employee compensation; and

         7. Walnut may not issue common stock at a per share price less than the then-current NAV of the common stock without the prior approval of stockholders.


REASONS FOR PROPOSED WITHDRAWAL AS A BDC

         As a result of the Mergers, the Board believes that the combined company will be an operating company that will not primarily be engaged in the business of investing and will be likely to achieve greater stability in the valuation of its assets and will be able to prosper and grow with a long-term strategy of operating as an on-going business rather than as a BDC. Given the asset mix, business and operations of the combined company, the Board believes that the company will not be an "investment company" by reason of the 1940 Act and that the regulatory and financial reporting requirements imposed by the 1940 Act, discussed above, will no longer be appropriate or in the best interests of the combined company or its stockholders. For example:

         1. As a result of the Mergers, the nature of Walnut's business will primarily focus on rendering investment banking services and other financial advice to start-up and intermediate stage companies; consequently BDC regulation will be inappropriate for the combined company.

         2. By virtue of its BDC election, Walnut may not issue new shares of Walnut Common Stock at a per share price less than the then net asset value per share of outstanding Walnut Common Stock without prior stockholder approval. While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment in the fund's portfolio securities, the Walnut Board of Directors regards this as essentially irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.

         3. The 1940 Act significantly restricts (a) transactions involving transfers of property in either direction between Walnut and most affiliated persons of Walnut (or the affiliated persons of such affiliated persons) and (b) transactions between Walnut and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. These restrictions, while somewhat relaxed as applied to BDCs, nevertheless require SEC approval, often a time-consuming and expensive procedure, for transactions of the types described above involving directors, officers, employees or principal underwriters of Walnut, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of Walnut. Although Walnut believes interested-party transactions should not become a routine fact of a public corporation's life, situations may arise in which a corporation's best interests are served by such transactions. The Board believes that stockholders are adequately protected by the fiduciary duty of loyalty already imposed on Walnut's directors under state corporate law, which generally permits the disinterested members of the Board to determine the fairness to Walnut of an interested-party transaction, provided full disclosure of all material facts regarding the transaction and the interested party's relationship with Walnut is made. The Walnut Board believes that Walnut's growth will be hampered by the extensive restrictions and protections imposed by the 1940 Act in this regard, and that the more flexible state-legislated protective scheme should accordingly prevail.

         4. The 1940 Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, stock options may be granted only pursuant to a plan approved by stockholders and in conformity with specified restrictions. The Board believes that by ceasing to be a BDC and thereby being permitted significantly greater flexibility in the structuring of employee compensation packages, Walnut will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

         5. BDCs are limited as to the type of securities other than common stock which they may issue. The issuance of convertible securities and rights to acquire shares of common stock (e.g. warrants and options) is restricted primarily because of the statutory interest in facilitating computation of Walnut's net asset value per share. In addition, issuances of senior debt and senior equity securities require that certain "asset coverage" tests and other criteria be satisfied on a continuing basis. This virtually precludes the use of these types of securities because asset coverage is continuously affected by variations in market prices of Walnut's investment securities. Operating companies, including holding companies operating through subsidiaries, benefit from having maximum flexibility to raise capital through various means.

         The Board believes that the above reasons, among others, indicate that the restrictions of the 1940 Act have the effect of dampening market interest in Walnut and hindering its financial growth. The Board believes that such restrictions are inappropriate for and on balance are inimical to the interests of stockholders of Walnut based on Walnut's current and future objectives.


EFFECT OF WITHDRAWAL OF ELECTION

         Walnut, Walnut Capital, Walnut Funds and Universal Bridge will file an 8(f) Application. The companies' withdrawal will not become effective until the issuance by the SEC of an order permitting them to withdraw their BDC elections. If the SEC issues such an order, none of Walnut, Walnut Capital, Walnut Funds and Universal Bridge will be subject to the provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of the board of directors, affiliated transactions and compensation arrangements. Should Walnut fail to receive approval from stockholders of the Mergers or the BDC Deregistration, or should the Mergers not close for any reason, Walnut, Walnut Capital, Walnut Funds and Walnut Bridge will not deregister as BDCs.

         Following the Mergers, the nature of Walnut's business will change from that of primarily investing in a portfolio of securities with the goal of achieving gains on appreciation to that of primarily being actively engaged in the ownership and management of an operating business with the goal of generating income and cash flow from the operations of that business.

         Until Walnut ceases to be a BDC, the conduct of the business will continue to be subject to the current investment policies. Upon cessation of its status as a BDC, the investment policies then in effect will automatically cease to be effective and will not bind in any way Walnut and its management.

         Withdrawal of Walnut's BDC election will result in a significant change in Walnut's method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost accounting, depending on the classification of the investment and Walnut's intent with respect to the period of time it intends to hold the investment.

         Withdrawal of Walnut's BDC election will not effect its registration under Section 12(d) of the Exchange Act. Under the Exchange Act, Walnut is required to file periodic reports on Form 10-K, Form 10-Q, Form 8-K, proxy statements and other required reports. In addition, withdrawal by Walnut of its BDC election will have no direct effect on Walnut's Articles of Incorporation or by-laws (as each will be modified by the Mergers), nor will it effect the status of Walnut under state corporate laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE BDC DEREGISTRATION.

                                  PROPOSAL III
                       APPROVAL OF THE CAPITAL INVESTMENT

         Stockholders are being asked to consider and vote upon the issuance by Walnut of up to 3,000,000 shares of Walnut Common Stock at $2.00 per share in a private placement transaction to an investor group (the "Investor Group") (the "Capital Investment").

         The Capital Investment involves the issuance of at least 1,500,000 and up to 3,000,000 shares of Walnut Common Stock, which represents approximately 44.8% to 89.5% of the Walnut Common Stock outstanding (prior to giving effect to the Mergers). Therefore, the Capital Investment requires approval of a majority of the holders of Walnut Common Stock pursuant to the Nasdaq National Market corporate governance rules. In addition, the 1940 Act requires approval by the holders of a majority of a BDC's outstanding voting securities, and approval by the holders of a majority of such BDC's outstanding voting securities that are not held by affiliated persons, of any issuance of stock for less than the current net asset value of such stock. As of June 30, 1999, Walnut had net assets applicable to outstanding common shares of $8,510,353.82, and had 3,350,533 shares outstanding, yielding a net asset value of $2.54 per share. Because the Capital Investment involves the issuance of Walnut Common Stock for $2.00 per share, this transaction requires the approval of the holders of a majority of New Walnut's outstanding common stock and the holders of a majority of Walnut's outstanding common stock who are not deemed "affiliated persons" of Walnut under the 1940 Act. Under the 1940 Act, "majority" means the lesser of
(a) 67% of the outstanding securities present if more than 50% are present in person or by proxy or (b) more than 50% of the outstanding voting securities.


REASONS FOR THE CAPITAL INVESTMENT

         The Board of Directors of Walnut has unanimously determined that the Capital Investment is in the best interests of Walnut and its stockholders. The Board of Directors has considered that the price per share of the Walnut Common Stock to be issued in the Capital Investment, although below net asset value, closely approximates the current market value of the Walnut Common Stock less a discount to reflect the fact that the Walnut Common Stock issued in the Capital Investment will not be registered under the Securities Act and therefore will not be freely transferable.

         The Capital Investment is required as a condition precedent to the consummation of the Mergers. For the reasons discussed above, under "PROPOSAL I--PRINCIPAL REASONS FOR THE MERGERS," the Board feels that Mergers are in the best interests of Walnut and its stockholders. In particular, the Board considered that the benefits to Walnut of combining its business with an operating company, which benefits include the ability to increase revenues and to cease being regulated under the 1940 Act, will enable the combined company to enhance its performance and competitive position.

         Further, the Capital Investment will bring up to an additional $6,000,000 in funds into the combined business. The proceeds from the Capital Investment will be used to repay approximately $725,000 remaining outstanding under Walnut's term loan from ANB and to repay the $2,000,000 outstanding Walnut Debentures issued to the SBA by Walnut Capital as a part of the SBIC program.


EFFECT OF THE CAPITAL INVESTMENT

         The issuance of the Walnut Common Stock, which will be converted into THCG Common Stock at the First Effective Time, will result in the Investor Group owning approximately 16.7% of the outstanding shares of THCG following the consummation of Merger 2 if 1,500,000 shares of stock are issued in connection with the Capital Investment and 28.7% if 3,000,000 shares are issued.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE CAPITAL INVESTMENT.

                                   PROPOSAL IV
                         APPROVAL OF THE DEBT CONVERSION

         In connection with the Mergers, Walnut is required to convert certain of its debts and accrued liabilities in the aggregate principal amount of up to $1,093,000 (plus any interest accrued thereon) into either cash or Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill. In addition, Walnut is to satisfy in full the accrued compensation of Burton W. Kanter in the aggregate amount of (i) $387,875 through June 30, 1999; plus (ii) the Continuing Accrual (which is $273.97 per day from July 1, 1999 through the Closing of the Mergers); less (iii) $150,000 in accrued compensation that Mr. Kanter has forgiven, payable in cash or by issuing to Mr. Kanter shares of Walnut Common Stock at a rate of $2.00 per share, or a combination thereof, as reasonably determined by Tower Hill.

         As discussed above, the 1940 Act requires majority stockholder approval of any transaction which involves the issuance of shares for less than current net asset value. The Debt Conversion may involve the issuance of shares of Walnut Common Stock for $2.00 per share, which is less than the current net asset value of $2.54. In addition, this is an affiliate transaction, which, as discussed above under the discussion of BDC regulation under the 1940 Act, requires stockholder approval. Therefore, this transaction requires the approval of the holders of a majority of Walnut outstanding common stock and the holders of a majority of Walnut's outstanding common stock who are not deemed "affiliated persons" of Walnut under the 1940 Act. Under the 1940 Act, "majority" means the lesser of (a) 67% of the outstanding securities present if more than 50% are present in person or by proxy or (b) more than 50% of the outstanding voting securities.


DESCRIPTION OF THE DEBT CONVERSION

         The Debt Conversion involves the conversion of the following debt and accrued expenses either into cash or into equity at a conversion price per share of $2.00:


                                                                                  Number of Shares of
                           Party                            Debt Amount          Walnut Common Stock(1)
                           -----                            -----------          ----------------------

      The Holding Company                                    $  200,000                  100,000
      William J. von Liebig 1994 Charitable Remainder        $  600,000                  300,000
      Unitrust
      Kanter Family Foundation                               $  250,000                  125,000
      Windy City, Inc.                                       $   43,000                   21,500
                                                             ----------                  -------
      Total                                                  $1,093,000                  546,500
                                                             ----------                  -------

-----------------------------------------

(1)      Assuming all debt is converted into shares of Walnut Common Stock.


         In addition, Walnut must convert certain accrued compensation of Burton Kanter into either cash or Walnut Common Stock at the rate of $2.00 per share or a combination thereof, as reasonably determined by Tower Hill. Assuming all accrued compensation owed to Mr. Kanter (other than the Continuing Accrual) is paid in shares of Walnut Common Stock, 118,938 shares of Walnut Common Stock will be issued to Mr. Kanter.


REASONS FOR THE DEBT CONVERSION

         The Debt Conversion is also a condition precedent to the consummation of the Mergers, which the Board of Directors has determined is in the best interests of the combined company and its stockholders for the reasons discussed above.

         In addition, the Debt Conversion enables Walnut to eliminate debt, thereby reducing ongoing interest costs and improving Walnut's balance sheet, which will in turn put the combined entity in a better position to begin operations following the Mergers.


1940 ACT REGULATIONS RELATING TO AFFILIATE TRANSACTIONS

         All of the parties who are taking part in the Debt Conversion, other than the William J. von Liebig 1994 Charitable Remainder Unitrust, are "affiliates" of Walnut as that term is defined under the 1940 Act. See "Certain Affiliates and Related Transactions." As discussed above under "PROPOSAL II--1940 ACT REGULATIONS APPLICABLE TO BUSINESS DEVELOPMENT COMPANIES," the 1940 Act restricts the ability of a BDC to engage in affiliate transactions.

         The parties taking part in the Debt Conversion are affiliated with Walnut as follows:

         - Burton W. Kanter is the president of The Holding Company and trusts for the benefit of Burton Kanter's family control a majority of the outstanding common stock of The Holding Company.

         - Kanter Family Foundation is an Illinois not-for-profit private charitable foundation established by the Kanter family of which Joel Kanter is President and a director, and Joshua Kanter is Vice President and a Director.

         - Joshua Kanter is the General Counsel and Secretary of Walnut, and is of counsel to the firm of Barack Ferrazzano Kirschbaum Perlman & Nagelberg ("BFKP&N"), general counsel to Walnut.

         - Joel Kanter and Joshua Kanter are the President and Vice President, respectively, of Windy City. Trusts for the benefit of Burton W. Kanter's family own indirectly all of the outstanding common stock of Windy City.

         - Burton W. Kanter is the chairman and a director of Walnut. Joel Kanter is the Chief Executive Officer, President, and a director of Walnut. Joshua Kanter is the Secretary and General Counsel of Walnut. Joshua and Joel Kanter are the sons of Burton W. Kanter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE DEBT CONVERSION.

                                   PROPOSAL V
                        APPROVAL OF THE UPLP ACQUISITION

         As a condition precedent to the Mergers, Walnut is required to cause its wholly-owned subsidiary Universal Bridge to acquire certain limited and general partnership interests in UPLP, a subsidiary of Walnut, currently owned by Windy City Bridges, Inc. (a wholly-owned subsidiary of Windy City) and certain third parties. Following the acquisition of these interests, UPLP is to dissolve and all of its assets and liabilities will be distributed to Universal Bridge. Immediately after the Mergers, Universal Bridge will be merged with and into Tower Hill LLC, with Tower Hill LLC continuing as the surviving entity.

         As discussed above, the 1940 Act requires majority stockholder approval of any transaction that involves the issuance of shares for less than current net asset value. The UPLP Acquisition involves the issuance of shares of Walnut Common Stock for $2.00 per share in exchange for the general partnership interests of UPLP, which is less than the current net asset value of $2.54. In addition, this is an affiliate transaction, which, as discussed above under the discussion of BDC regulation under the 1940 Act, requires stockholder approval. Therefore, this transaction requires the approval of the holders of a majority of Walnut's outstanding common stock and the holders of a majority of Walnut's outstanding common stock who are not deemed "affiliated persons" of Walnut under the 1940 Act. Under the 1940 Act, "majority" means the lesser of (a) 67% of the outstanding securities present if more than 50% are present in person or by proxy or (b) more than 50% of the outstanding voting securities.


UPLP

         UPLP was formed in 1993 and is an investment vehicle that specializes in bridge financing to small- to medium-sized companies. Universal Bridge currently owns 50% of the outstanding general partnership interests and approximately 83% of the limited partnership interests of UPLP.

         As of December 31, 1998, UPLP held equity securities that had a cost basis of $1.4 million and a fair market value of $1.5 million and debt securities that had a cost basis of $0.9 million and a fair market value of $0.5 million.


ACQUISITION OF THE REMAINING UPLP PARTNERSHIP INTERESTS

         Walnut will cause Universal Bridge to acquire 17% of the outstanding limited partnership interests of UPLP from four unrelated non-affiliated individuals in exchange for the net book value thereof payable in cash or shares of Walnut Common Stock (valued at $2.00 per share), as reasonably determined by Tower Hill. The net book value of those limited partnership interests as of March 31, 1999 was $411,000 and the net book value at the time of the UPLP Acquisition should approximate $400,000. Walnut will also cause Universal Bridge to acquire 50% of the outstanding general partnership interests of UPLP from Windy City Bridges, Inc. for up to $134,000, payable in cash or shares of Walnut Common Stock valued at $2.00 per share, as reasonably determined by Tower Hill.

         If all of the limited and general partnership interests are converted into Walnut Common Stock, up to 267,000 shares of Walnut Common Stock may be issued in connection with the UPLP Acquisition (assuming a net book value of approximately $400,000 for the limited partnership interests and a value of $134,000 for the general partnership interests).


REASONS FOR THE UPLP ACQUISITION

         The UPLP Acquisition is also a condition precedent to the consummation of the Mergers, which, as discussed, the Board of Directors has determined to be in the best interest of Walnut and its stockholders.

         In addition, the acquisition of the remaining limited partnership interests of UPLP which are not owned by Universal Bridge or any affiliate of Walnut will enable Walnut to eliminate the minority interest in UPLP and will reduce reporting requirements and other administrative costs.

         The acquisition of the general partnership interests in UPLP will reduce the potential for deadlocks in the operation of the partnership's business, which in turn will facilitate the dissolution of UPLP.


DISSOLUTION OF UPLP

         Following the acquisition by Universal Bridge of the UPLP partnership interests, UPLP is to be dissolved and liquidated in accordance with the provisions of the UPLP partnership agreement. All of UPLP's assets and liabilities will be distributed to Universal Bridge, which, following the Mergers, will be merged with and into Tower Hill LLC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE UPLP ACQUISITION.

                                   PROPOSAL VI
                    APPROVAL OF THE THCG STOCK INCENTIVE PLAN

         Walnut is submitting to its stockholders for approval the THCG Stock Incentive Plan. The THCG Stock Incentive Plan is designed to provide certain key individuals, on whose initiative and efforts the successful conduct of the business of THCG largely depends, and who are largely responsible for the management, growth and protection of the business of THCG, with incentives and rewards to encourage them to continue their association with THCG, and to maximize their performance and to provide certain "performance-based compensation" to these key individuals.

         Shareholder approval of the THCG Stock Incentive Plan is required under the Nasdaq National Market corporate governance rules. The THCG Stock Incentive Plan must be approved by a majority of votes cast on this Proposal.


DESCRIPTION OF THE THCG STOCK INCENTIVE PLAN

         The following summary discussion of the THCG Stock Incentive Plan is qualified in its entirety by reference to the full text of the THCG Stock Incentive Plan, a copy of which is attached hereto as Exhibit C.

GENERAL DESCRIPTION OF PLAN

                  Nature of Shares to be Issued/ Administrative Committee. Shares issued under the THCG Stock Incentive Plan may be authorized but unissued shares of THCG Common Stock or treasury shares of THCG Common Stock, at the discretion of a committee designated to administer the THCG Stock Incentive Plan (the "Committee"). The THCG Stock Incentive Plan provides that the Committee shall be the Compensation Committee of the Board of Directors or such other committee of the Board of Directors as the Board of Directors shall appoint to administer the THCG Stock Incentive Plan. At all times, the Committee must consist of at least two persons. In addition, the Committee is to consist solely of individuals who are (or grants shall be made by a subcommittee of two or more persons, each of whom shall be) "non-employee directors," and all members of the Committee must be "outside directors."

                  Awards. The THCG Stock Incentive Plan specifically provides for the grant of (i) non-qualified stock options ("NQOs"), (ii) incentive stock options ("ISOs"), (iii) limited stock appreciation rights ("LSARs"), (iv) tandem stock appreciation rights ("Tandem SARs"), (v) stand-alone stock appreciation rights ("Stand-Alone SARs"), (vi) shares of restricted stock, (vii) shares of phantom stock, (viii) stock bonuses, (ix) cash bonuses and (x) dividend equivalent rights ("DERs") (collectively, "Incentive Awards"). The THCG Stock Incentive Plan also provides that the Committee may grant other types of stock-based awards in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine.

                  Maximum Number of Shares. The maximum number of shares of THCG Common Stock with respect to which "Incentive Awards" may be granted under the THCG Stock Incentive Plan is 2,250,000 shares. The maximum number of shares of THCG Common Stock with respect to which any individual may be granted Incentive Awards during any one year is 450,000 shares.

                  Eligibility. Key current and former employees of THCG and its affiliates (including prospective employees) and certain current and former consultants or other independent contractors to THCG and its affiliates (including non-employee directors of THCG or its affiliates) will be eligible to receive grants of Incentive Awards. Except with respect to certain consultants or other independent contractors (including non-employee directors of THCG or its affiliates), persons who are not (or are not expected to be ) classified as employees of THCG or any affiliate of THCG for payroll purposes shall not be eligible to receive a grant under the THCG Stock Incentive Plan. [Ten] individuals have received awards, subject to shareholder approval and certain other conditions. On an ongoing basis, the number of individuals in any eligible class is indeterminable.

                  Committee's Authority. The Committee will determine which key individuals receive grants of Incentive Awards, the type of Incentive Awards granted and the number of shares subject to each Incentive Award. No Incentive Award may be granted under the THCG Stock Incentive Plan after _________, 2009. Subject to the terms of the THCG Stock Incentive Plan, the Committee also will determine the prices, expiration dates and other material features of Incentive Awards granted under the THCG Stock Incentive Plan.

                  The Committee may, in its absolute discretion, without amendment to the THCG Stock Incentive Plan, (i) accelerate the date on which any option or stock appreciation right granted under the THCG Stock Incentive Plan becomes exercisable or otherwise adjust any of the terms of such option or stock appreciation right, (ii) accelerate the date on which any Incentive Award vests,
(iii) waive any condition imposed under the THCG Stock Incentive Plan with respect to any Incentive Award or (iv) otherwise adjust any of the terms of any Incentive Award.

                  The Committee will administer the THCG Stock Incentive Plan and has the authority to interpret and construe any provision of the THCG Stock Incentive Plan and to adopt such rules and regulations for administering the THCG Stock Incentive Plan as it deems necessary or appropriate. All decisions and determinations of the Committee are final and binding on all parties. THCG will indemnify each member of the Committee against any loss, cost, expense or liability arising out of any action, omission or determination relating to the THCG Stock Incentive Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interests of THCG.

                  Suspension, Discontinuance, Amendment. The Board of Directors may, at any time, suspend or discontinue the THCG Stock Incentive Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Internal Revenue Code of 1986 (the "Code") (related to the grant of ISOs) (if and to the extent that the Board of Directors deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Incentive Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the shareholders of THCG, that (i) increases the number of shares of THCG Common Stock with respect to which Incentive Awards may be issued under the Plan, (ii) modifies the class of individuals eligible to participate in the Plan or (iii) materially increases the benefits accruing to individuals pursuant to the Plan. No amendment or modification may, without the consent of a participant, reduce the participant's rights under any previously granted and outstanding Incentive Award except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Incentive Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

SUMMARY OF AWARDS AVAILABLE UNDER THE PLAN

                  Non-Qualified Stock Options. The exercise price of each NQO granted under the THCG Stock Incentive Plan shall be such price as the Committee shall determine on the date on which such NQO is granted, which price shall not be less than that required by law. Each NQO shall be exercisable for a term, not to exceed ten years, established by the Committee on the date on which such NQO is granted. The exercise price shall be paid in cash or, subject to the approval of the Committee, in shares of THCG Common Stock valued at their fair market value on the date of exercise.

                  Except in the event of a "Termination of Employment" for "Cause," "Disability" (as each such term is defined in the THCG Stock Incentive
Plan) or death, unless otherwise determined by the Committee and included in the agreement pursuant to which an NQO is granted, in the event a participant's employment terminates: (i) NQOs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination (or, if earlier, the expiration of their term) and
(ii) NQOs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event a participant's employment terminates by reason of Disability or death, (i) NQOs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their original term and (ii) NQOs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event of the Termination of Employment of a participant for Cause, all NQOs held by such participant terminate immediately as of the date of such termination.

                  In the event a participant's employment is terminated by THCG, other than for Cause, on or after the occurrence of a "Change in Control" of THCG (as defined in the THCG Stock Incentive Plan) but prior to the expiration of a six-month period following the Change in Control, all NQOs become immediately exercisable.

                  Incentive Stock Options. Very generally, ISOs are options that may provide certain federal income tax benefits to a participant that are not available with NQOs provided that the participant holds the shares acquired upon exercise of an ISO for at least two years after the date the ISO is granted and at least one year after the exercise date. The exercise price-per-share of each ISO granted under the THCG Stock Incentive Plan must be the fair market value of a share of THCG Common Stock on the date on which such ISO is granted. An ISO will be exercisable for a maximum term, not to exceed ten years, established by the Committee on the date on which such ISO is granted. The exercise price in respect of an ISO will be paid in cash or, subject to the approval of the Committee, in shares of THCG Common Stock valued at their fair market value on the date of exercise.

                  An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of THCG is subject to the following additional limitations: (i) the exercise price-per-share of the ISO must be at least 110% of the fair market value of a share of THCG Common Stock at the time any such ISO is granted and (ii) the ISO cannot be exercisable after the expiration of five years from the grant date.

                  The aggregate fair market value of shares of THCG Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (determined on the grant date) under the THCG Stock Incentive Plan or any other plan of THCG or its subsidiaries may not exceed $100,000.

                  In the event of a participant's Termination of Employment, ISOs granted to the participant are exercisable to the same extent as described above with respect to NQOs (although the definition of the term Disability in respect of ISOs may differ). ISOs are not transferable other than by will or by the laws of descent and distribution.

                  In the event a participant's employment is terminated by THCG, other than for Cause, on or after the occurrence of a Change in Control of THCG but prior to the expiration of a six-month period following the Change in Control, all ISOs become immediately exercisable.

                  Reload Options. In certain circumstances, the Committee may include in any agreement evidencing an option (the "Original Option") a provision that a "reload option" shall be granted to any participant who delivers shares of THCG Common Stock in partial or full payment of the exercise price of the Original Option. The reload option will relate to a number of shares of THCG Common Stock equal to the number of shares of THCG Common Stock delivered, and will have an exercise price-per-share equal to the fair market value of a share of THCG Common Stock on the date of the exercise of the Original Option.

                  Limited Stock Appreciation Rights. Each NQO and ISO granted under the THCG Stock Incentive Plan may include an LSAR with respect to a number of shares equal to the number of shares subject to the related option. The exercise of an LSAR with respect to a number of shares causes the cancellation of the option with which it is included with respect to an equal number of shares. The exercise of an option with respect to a number of shares causes the cancellation of the LSAR included with it with respect to an equal number of shares.

                  In general, LSARs are exercisable only during the sixty-day period immediately following a Change in Control and only to the extent that their related options are exercisable. The exercise of an LSAR included with a NQO with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the greater of (A) the highest price-per-share of THCG Common Stock paid in connection with the Change in Control in connection with which the LSAR became exercisable and (B) the highest fair market value of a share of THCG Common Stock on the date of such Change in Control over (ii) the exercise price of the related NQO. The exercise of an LSAR included with an ISO with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of
(i) the fair market value of a share of THCG Common Stock on the date of exercise over (ii) the exercise price of the related ISO.

                  Tandem Stock Appreciation Rights. The Committee may grant, in connection with any NQO or ISO, a Tandem SAR with respect to a number of shares of THCG Common Stock less than or equal to the number of shares subject to the related option. The exercise of a Tandem SAR with respect to a number of shares causes the cancellation of its related option with respect to an equal number of shares. The exercise of an option with respect to a number of shares causes the cancellation of its related Tandem SAR to the extent that the number of shares subject to the option after its exercise is less than the number of shares subject to the Tandem SAR.

                  A Tandem SAR is exercisable at the same time and to the same extent as its related option. The exercise of a Tandem SAR with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of THCG Common Stock on the date of exercise over (ii) the exercise price of the related option.

                  Stand-Alone Stock Appreciation Rights. The Committee may grant Stand-Alone SARs, which are stock appreciation rights that are not related to any option, pursuant to the THCG Stock Incentive Plan. The exercise price of each Stand-Alone SAR granted under the THCG Stock Incentive Plan shall be such price as the Committee shall determine on the date on which such Stand-Alone SAR is granted. A Stand-Alone SAR shall be exercisable for a term, not to exceed ten years, established by the Committee on the date on which such Stand-Alone SAR is granted. The exercise of a Stand-Alone SAR with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of THCG Common Stock on the date of exercise over (ii) the exercise price of the Stand-Alone SAR.

                  Except in the event of a Termination of Employment of a participant for Cause, Disability or death, unless otherwise determined by the Committee and included in the agreement pursuant to which a Stand-Alone SAR is granted, in the event a participant's employment terminates: (i) Stand-Alone SARs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination (or, if earlier, the expiration of their term) and (ii) Stand-Alone SARs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event a participant's employment terminates by reason of Disability or death, (i) Stand-Alone SARs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their original term and (ii) Stand-Alone SARs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event of the Termination of Employment of a participant for Cause, all Stand-Alone SARs held by such participant terminate immediately as of the date of such termination.

                  In the event a participant's employment is terminated by THCG, other than for Cause, on or after the occurrence of a Change in Control of THCG but prior to the expiration of a six-month period following the Change in Control, all Stand-Alone SARs become immediately exercisable.

                  Restricted Stock. A grant of shares of restricted stock represents the promise of the Company to issue shares of THCG Common Stock on a predetermined date (the "issue date") to a participant, provided the participant is continuously employed by THCG until the issue date. Prior to the vesting of the shares, the shares are not transferable by the participant and are forfeitable. Vesting of the shares occurs on a second predetermined date (the "vesting date") if the participant has been continuously employed by THCG until that date. The Committee may, at the time shares of restricted stock are granted, impose additional conditions, such as, for example, the achievement of specified performance goals, to the vesting of the shares. Vesting of some portion of, or all, shares of restricted stock may occur upon the Termination of Employment of a participant other than for Cause prior to the vesting date. If vesting does not occur, shares of restricted stock are forfeited upon a participant's Termination of Employment for any reason.

                  In the event a participant's employment is terminated by THCG, other than for Cause, on or after the occurrence of a Change in Control of THCG but prior to the expiration of a six-month period following the Change in Control, all shares of restricted stock that have not been issued (or forfeited) automatically are issued and all shares of restricted stock that have not yet been vested (or forfeited), automatically vest.

                  Phantom Stock. A grant of shares of phantom stock represents the right to the economic equivalent of a grant of restricted stock, which is payable in cash. Shares of phantom stock are subject to the same vesting requirements as are shares of restricted stock. In addition, the value of a share of phantom stock (whether or not vested) is paid immediately upon a participant's Termination of Employment on or after a Change in Control of THCG but only if the Termination of Employment occurs prior to the expiration of a six-month period following the Change in Control.

                  Stock Bonuses. Bonuses payable in THCG Common Stock may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines.

                  Cash Bonuses. In connection with a grant of shares of restricted stock or in connection with the grant of a stock bonus, the Committee may grant a cash "tax bonus," payable when a participant is required to recognize income for federal income tax purposes with respect to such shares. The tax bonus may not be greater than the value of the shares of restricted stock or stock bonus at the time the income is required to be recognized.

                  Dividend Equivalent Rights. The Committee may, in its discretion, grant with respect to any Incentive Award a DER entitling a participant to receive amounts equal to the ordinary dividends that would have been paid during the time such Incentive Award is outstanding (and, in the case of Options and SARs, unexercised, in the case of an award of Restricted Stock or a Stock Bonus, prior to the issue date for the related shares and, in the case of an award of Phantom Stock, prior to the payment date in respect of such Phantom Stock) on the shares of THCG Common Stock covered by such Incentive Award if such shares were then outstanding. Dividend Equivalent Rights may be payable in cash, in shares of THCG Common Stock or in any other form.

TRANSFERABILITY

                  In general, no Incentive Award is transferable other than by will or the laws of descent and distribution (except to the extent an agreement with respect to an Incentive Award permits certain transfers to certain of a participant's family members or trusts).

CERTAIN CORPORATE CHANGES

                  The THCG Stock Incentive Plan provides for an adjustment in the number of shares of THCG Common Stock available to be issued under the THCG Stock Incentive Plan, the number of shares subject to Incentive Awards, and the exercise prices of certain Incentive Awards upon a change in the capitalization of THCG, a stock dividend or split, a merger or combination of shares and certain other similar events. The THCG Stock Incentive Plan also provides for the adjustment or termination of Incentive Awards upon the occurrence of certain corporate events.

INCOME TAX WITHHOLDING

                  The THCG Stock Incentive Plan provides that a participant may be required to meet certain income tax withholding requirements by remitting to THCG cash or through the withholding of shares otherwise payable to the participant. In addition, the participant may meet such withholding requirements, subject to certain conditions, by remitting shares of previously acquired THCG Common Stock.

LIMITATIONS IMPOSED BY SECTION 162(m)

                  Prior to a Change in Control of THCG, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Internal Revenue Code, the Committee may delay payments to a participant with respect to stock options, Tandem SARs, Stand-Alone SARs or DERs (the "Delayed Payments") or require a participant to surrender to the Committee any certificates with respect to restricted stock and stock bonuses and agreements with respect to phantom stock in order to cancel such awards (and any related cash bonuses or

DERs) and, in exchange for such cancellation, credit to a book account a cash amount equal to the fair market value of the shares of THCG Common Stock subject to such awards (the "Book Accounts"). The Delayed Payments and Book Accounts will be paid to the participant within thirty days after the earlier to occur of
(i) the date the compensation paid to the participant no longer is subject to the deduction limitation under Section 162(m) of the Internal Revenue Code and
(ii) a Change in Control of THCG.

FORFEITURE OF GAIN FROM AWARDS IN CERTAIN EVENTS

                  To the extent that a participant breaches any restrictive covenant applicable to the participant (such as a noncompetition, nonsolicitation or nondisclosure covenant) within one year after the date on which the participant exercises a stock option, LSAR, Tandem SAR or Stand-Alone SAR, or the date on which any Restricted Stock or Phantom Stock vests, or the date on which the participant realizes income with respect to any other Incentive Award, then any gain realized by the participant thereby, will be repaid to THCG.

APPLICATION OF INVESTMENT COMPANY ACT OF 1940

                  Any provision of the THCG Stock Incentive Plan that would conflict with a provision of the Investment Company Act of 1940, to the extent applicable to THCG or any affiliate, shall have no force or effect.

ISSUANCE OF 1,250,000 OPTIONS

         If the THCG Option Plan is approved by stockholders, upon the consummation of the Mergers and the effectiveness of the BDC Deregistration, THCG will grant options to purchase 1,250,000 shares of THCG Common Stock (the "Initial Options") to certain executives, directors and employees of THCG and its subsidiaries. The following table indicates the amount of such Initial Options to be held by the executive officers, directors, nominees and associates of such officers, directors and nominees:


                                                                    Number of
              Name and Position                                      Shares(1)
              ------------------------                               ---------
              Joseph D. Mark, Co-Chief Executive Officer              450,000
              Adi Raviv, Co-Chief Executive Officer                   450,000
              Executive Group(2)                                      900,000
              Non-Executive Director Group(3)                         180,000
              Director Nominees(4)                                          0
              Associates of Directors, Executive Officers and
                  Nominees(5)                                          25,000
              Other 5% recipients                                           0
              Non-Executive Officer Employee Group                          0

----------------
(1)      Number of shares acquirable with each option grant.

(2) Includes the Executive Officers of THCG following the consummation of the Mergers.

(3)      Includes directors of THCG following the consummation of the Mergers.

(4) Assumes THCG directors have been elected following the consummation of the Mergers.

(5) Includes options held by Joshua S. Kanter, the son of Burton W. Kanter, a director of THCG following consummation of the Mergers.


         It is contemplated that the Initial Options will be exercisable to purchase shares of THCG Common Stock at $2.00 per share, will be immediately exercisable, and will expire five years after they are issued. THCG will receive no consideration for the granting of the Initial Options.


RESTRICTED STOCK GRANTED PURSUANT TO THE THCG OPTION PLAN

         Pursuant to the employment agreement to be entered into between Shai Novik and THCG, Mr. Novik will be granted 372,281.45 restricted shares of THCG Common Stock.

NEW PLAN BENEFITS

         The following individuals will receive immediately vested option grants and/or restricted shares of THCG Common Stock upon consummation of the Mergers to acquire the number of shares of THCG Common Stock indicated below, subject to the approval of the THCG Stock Incentive Plan by Walnut's stockholders.

                                NEW PLAN BENEFITS
                      1999 THCG, INC. STOCK INCENTIVE PLAN


                                                                                    Number
         Name and Position                                  Dollar Value(1)        of Units(2)
         -----------------                                  ------------           --------
         Joseph D. Mark, Co-Chief Executive Officer               --                 450,000(3)
         Adi Raviv, Co-Chief Executive Officer                    --                 450,000(3)
         Shai Novik, Chief Financial Officer                      --              372,281.45(4)
         Executive Group(5)                                       --           $1,272,281.45
         Non-Executive Director Group(6)                          --              180,000.00
         Non-Executive Officer Employee Group                     --                       0

----------------

(1) The dollar value of the awards is based on the difference between the exercise price and the fair market value of the THCG Common Stock on the date of the grant. Because the grant will not be made until after the Mergers, and because there is currently no market for THCG Common Stock, the current value of the grants to be made under the THCG Stock Incentive Plan cannot be determined.

(2) Number of shares acquirable with each option grant or restricted share grant, as applicable.

(3) Includes options to purchase up to 450,000 shares of THCG Common Stock granted to each of Messrs. Mark and Raviv pursuant to their respective employment agreements.

(4) Includes 372,281.45 restricted shares of THCG Common Stock granted to Mr. Novik pursuant to his employment agreement.

(5) Includes the Executive Officers of THCG following the consummation of the Mergers.

(6)      Includes directors of THCG following the consummation of the Mergers.

SUMMARY OF FEDERAL TAX CONSEQUENCES

                  The following is a description of the principal federal income tax consequences of awards under the THCG Stock Incentive Plan based on present federal tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future by the United States Congress may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation will or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with awards under the THCG Stock Incentive Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary. Each recipient of an award should consult his or her personal tax adviser about the detailed provisions of the applicable tax laws and regulations. No employee of THCG is authorized or permitted to give tax advice to any award recipient.

                  Non-Qualified Stock Options. In general, an optionee will not be deemed to receive any income at the time an NQO is granted, nor will THCG be entitled to a federal tax deduction at that time.

                  When an optionee exercises an NQO, the optionee will recognize ordinary compensation income equal to the excess of (a) the fair market value of the THCG Common Stock received as a result of the exercise of the option on the exercise date over (b) the option exercise price, and THCG will be entitled to a tax deduction in that amount. The shares acquired by the optionee upon exercise of the NQO will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of THCG Stock received on exercise of the NQO, the optionee will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An optionee's holding period for Federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. Under current law, the rate at which net long-term capital gain will be taxed will vary depending on the optionee's holding period and the date the optionee disposes of the shares. The Internal Revenue Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months will be subject to tax at a maximum rate of 20% (10% for individuals in the 15% tax bracket). The Internal Revenue Code currently provides that net long-term capital gain resulting from dispositions after December 31, 2000 of shares held for more than 5 years may be subject to a reduced rate.

                  If all or any part of the exercise price of an NQO is paid by the optionee with shares of common stock (including, based upon proposed regulations under the Internal Revenue Code, shares previously acquired upon exercise of an ISO), no gain or loss will be recognized by the optionee on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation taxable as ordinary income upon such exercise, and THCG's deduction, will not be affected by whether the exercise price is paid in cash or in shares of THCG Common Stock.

                Incentive Stock Options. In general, an optionee will not be deemed to receive any income at the time an ISO is granted or exercised if the optionee does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO (discussed more fully in the next paragraph). In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss and will be subject to tax based on the holding period of the shares described in the discussion of NQOs above. However, for purposes of computing the "alternative minimum tax" applicable to an optionee, the optionee will include in the optionee's alternative minimum taxable income the amount the optionee would have included in income if the ISO were an NQO. Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the optionee's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQO.

                If an optionee sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the optionee will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the optionee, taxable as ordinary income, and the balance (if any) will be long- or short- term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares as described above. If the optionee sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the optionee has held the shares for one year or less and otherwise will be a long-term capital loss.

                  If an optionee uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such case, proposed regulations under the Internal Revenue Code appear to provide that the tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Internal Revenue Code.

                  THCG is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation taxable as ordinary income as a result of a disqualifying disposition, THCG will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of THCG in which the disqualifying disposition occurs.

                  Stock Appreciation Rights. A recipient of a stock appreciation right will not be deemed to receive any income at the time a stock appreciation right is granted, nor will THCG be entitled to a deduction at that time. However, when a stock appreciation right is exercised, the recipient will be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash or fair market value of THCG Common Stock or other property received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient.

                  Restricted Stock. A grant of restricted shares of THCG Common Stock will not result in income for the recipient or a tax deduction for THCG until such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transferability (unless, as described below, the recipient elects otherwise under Section 83(b) of the Code within 30 days of the date of grant). Upon lapse or release of such restrictions, the recipient generally will include in gross income an amount equal to the fair market value of the shares less any amount paid for them, and THCG will be entitled to a tax deduction in the same amount. The recipient's tax basis in the shares will equal the income so recognized plus the amount paid for the shares. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares as described above.

                  Pursuant to Section 83(b) of the Code, the recipient of a restricted stock award may elect within 30 days of receipt of the award to be taxed at ordinary income tax rates on the fair market value of the THCG Common Stock comprising the award at the time of award. If the election is made, the recipient will acquire a tax basis in the shares equal to the ordinary income recognized by the recipient at the time of award plus any amount paid for the shares and THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient. No income will be recognized upon lapse or release of the restrictions. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares. In the event of a forfeiture of the shares with respect to which a recipient previously made a Section 83(b) election, the recipient will not be entitled to a loss deduction.

                  Phantom Stock. A participant will not be deemed to receive any income at the time shares of phantom stock are granted, nor will THCG be entitled to a deduction at that time. However, when shares of phantom stock vest, the participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

\
                  Stock Bonuses. In general, upon the receipt of a stock bonus, a participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the stock at the time it is received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

                  Upon any sale of shares of THCG Common Stock received as a stock bonus, any gain (the excess of the amount received over the fair market value of the shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date of recognition and otherwise will be a short-term capital gain or loss.

                  Cash Bonuses. Upon the receipt of a cash bonus, a participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

                  Dividend Equivalent Rights. The grant of dividend equivalent rights will not result in income to the recipient or in a tax deduction for THCG. When any amount is paid or distributed to recipient in respect of a dividend equivalent right, the recipient will recognize ordinary income equal to the fair market value of any property distributed and/or the amount of any cash distributed, and THCG will be entitled to a tax deduction in the same amount at such time.

                  Deduction Limit under Section 162(m) of the Code. In general,
Section 162(m) of the Code (the "Million Dollar Limit") provides that, subject to certain exceptions, remuneration in excess of $1 million that is paid to certain "covered employees" of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated employees other than the Chief Executive Officer) will not be deductible by the corporation. One such exception to the application of the Million Dollar Limit is for compensation payable solely on account of the attainment of one or more performance goals, but only if:

                  1. the performance goals are determined by a compensation committee of the board of directors of the corporation which is comprised solely of two or more outside directors;

                  2. the material terms under which the compensation is to be paid, including the performance goals, are disclosed to shareholders and approved by a majority of the vote in a separate shareholder vote before the payment of such compensation; and

                  3. before any payment of such compensation, the compensation committee certifies that the performance goals and any other material terms were in fact satisfied.

PRINCIPAL REASONS TO ADOPT THE THCG STOCK INCENTIVE PLAN

         The Board views the issuance of stock options and other equity-based award to key individuals as necessary in order to attract and maintain the services of individuals essential to THCG's long term success as the successor to Walnut's business. The purpose of the THCG Stock Incentive Plan is primarily to encourage and enable the key individuals associated with THCG, upon whose judgment, initiative and efforts THCG will largely depend for the successful conduct of its business, to acquire or increase their proprietary interest in the success of THCG. It is anticipated that providing such persons with a direct stake in THCG's welfare will assure a close identification of their interests with those of THCG, thereby stimulating their efforts on THCG's behalf and strengthening their desire to remain with THCG following the Mergers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE THCG STOCK INCENTIVE PLAN.

                   DIRECTORS AND EXECUTIVE OFFICERS OF WALNUT

         The following information is as of            , 1999, unless otherwise
specified. It is contemplated that Burton W. Kanter, Joel Kanter and Gene Burleson will remain as directors of THCG after the Mergers. For additional information regarding the management of THCG following the Mergers, see "Management of THCG Following the Mergers."


         Name                          Age           Title
         --------------------------  ---------  -----------------------------------------------
         Burton W. Kanter*              68      Director (Chairman)
         Joel S. Kanter*                41      Chief Executive Officer, President and Director
         William F. Burge, III          58      Director
         Gene E. Burleson*              57      Director
         Earl Chapman                   73      Director
         Albert Morrison, Jr.           62      Director
         Solomon A. Weisgal             72      Director
         Robert F. Mauer                44      Chief Financial Officer and Treasurer
         Joshua S. Kanter*              36      Secretary and General Counsel
         ======================================================================================

* Such individuals may be deemed to be "interested persons" as such term is defined in Section 2(a)(19) of the 1940 Act.

BURTON W. KANTER                                            Director since 1995

         Mr. Kanter has served as a director of Walnut and the Chief Executive Officer of Walnut Capital since February 27, 1995. He has been a director of Walnut Capital since 1983, and was the President of Walnut Capital between 1987 and February 27, 1995, and Treasurer of Walnut Capital from January 1994 until February 27, 1995. Mr. Kanter is of counsel to Neal Gerber & Eisenberg, a Chicago, Illinois law firm. From 1961 through 1985, Mr. Kanter was a partner in the law firm of Kanter & Eisenberg or its predecessor firms. He is the author of numerous articles and a frequent lecturer in the field of Federal income taxation, and founder and senior editor of the nationally known column in the Journal of Taxation called "Shop Talk." He is a member of the faculty of the University of Chicago Law School. He is a director of numerous companies, including the following public companies: First Health Group Corp., Scientific Measurement Systems, Inc., and Logic Devices Incorporated. He is a member of the Board of Directors or the Board of Trustees of: the Midwest Film Center of the Chicago Art Institute, the Chicago International Film Festival, and the Museum of Contemporary Art of Chicago. He is also on the advisory board of the Wharton School of the University of Pennsylvania Real Estate Center and the University of Chicago Annual Tax Conference. In addition, Mr. Kanter serves as a member of the Visiting Committee of the University of Chicago Art Department and as a member of the Visiting Committee of the Law School of the University of Chicago. Mr. Kanter is the father of Joel S. Kanter and Joshua S. Kanter.

JOEL S. KANTER                                              Director since 1995

         Mr. Kanter has been a director and the President of Walnut since February 27, 1995 and has been the Chief Executive Officer of Walnut since April 15, 1996. From 1988 to February 27, 1995, Mr. Kanter was a consultant to Walnut Capital. Mr. Kanter has been President and a director of Walnut Capital since February 27, 1995. Mr. Kanter has served as President of Windy City, a privately held investment firm, since July 1986. From 1978 through 1979, Mr. Kanter served as a Legislative Assistant to Congressman Abner J. Mikva (D-Ill.) specializing in Judiciary Committee affairs. From 1980 through 1982, Mr. Kanter served as a Special Assistant to the National Association of Attorneys General, representing that organization's positions in the criminal justice and environmental arenas. From 1982 through 1984, Mr.

         Kanter served as Staff Director of the House Subcommittee on Legislative Process chaired by Congressman Gilles D. Long (D-La.). In that capacity, he also lent assistance to the House Democratic Caucus which was also chaired by Congressman Long. From 1985 through 1986, Mr. Kanter served as Managing Director of The Investors' Washington Service, an investment advisory company specializing in providing advice to large institutional clients regarding the impact of federal legislative and regulatory decisions on debt and equity markets. Clients of The Investors' Washington Service included Amoco Oil, AT&T, Bankers Trust, Citicorp, Chase Manhattan Bank, Chrysler Corporation, General Motors, J.C. Penney, and others. Mr. Kanter currently serves on the Boards of Directors of Mariner Post-Acute Network, Inc., I-Flow Corporation, Osteoimplant Technology, Inc., Encore Medical Corporation and Magna-Lab, Inc., each of which is a publicly-held company, as well as a number of private concerns. Mr. Kanter is the son of Burton W. Kanter and the brother of Joshua S. Kanter.

WILLIAM F. BURGE, III                                       Director since 1995

         Mr. Burge has been a director of Walnut since February 27, 1995. Mr. Burge has been a director of Walnut Capital since 1992. He is on the Board of Directors of Wallis State Bank, former Trustee of the University of Houston Foundation and Tartan Corp. Recently, he was appointed Vice-Chairman of Harris County-Houston Sports Authority. He was also appointed to the Honorary Advisory Board of the International Business College of Dalian, China. He is also a Board member and past Chairman of the West Houston Association. Since 1980, he has been a Board member of Sky Ranch and Vice Chairman of the Harris County Housing Finance Corporation. Since 1970, Mr. Burge has served as Managing Director and Vice Chairman of the Board of Directors of Mitsubishi Estate Company Associates, USA, as well as President and Managing Director of Ayrshire Corp. From 1987 through 1997, Mr. Burge was Chairman of the Houston Metropolitan Transit Authority Board of Directors. He also has experience in commercial and residential real estate development in Houston, Dallas, New York, New Orleans, Atlanta and Los Angeles. He is on the advisory board of the Wharton School of the University of Pennsylvania Real Estate Center and a member of the Urban Land Institute.

GENE E. BURLESON                                            Director since 1996

         Mr. Burleson has been a director of Walnut and a director of Walnut Capital since June 1996. Mr. Burleson served as Chairman of the Board and Chief Executive Officer of GranCare, Inc., from 1994 to 1997. Following the merger of GranCare, Inc.'s pharmacy operations with Vitalink Pharmacy Services, Inc., he served as Chief Executive Officer of Vitalink Pharmacy Services, Inc. from February 1997 to August 1997. His previous experience included serving as President and Chief Operating Officer of American Medical International, Inc. Mr. Burleson is presently a director of Decker's Outdoor Corp., Alternative Living Services Inc., and Mariner Post-Acute Network, Inc., all publicly-held companies.

EARL CHAPMAN                                                Director since 1997

         Mr. Chapman has been a director of Walnut and a director of Walnut Capital since October 8, 1997. Mr. Chapman is currently the Chief Executive Officer and Chairman of Booklines, Hawaii Ltd., a Hawaiian distributor of books, music, video tapes and other souvenir products. Prior to joining Booklines, Hawaii Ltd., Mr. Chapman was the Chief Executive Officer and Chairman of SiLite Corporation, a manufacturer of plastic food service products. Mr. Chapman serves as a court mediator for the Board of the Neighborhood Justice Center, a volunteer mediation agency comprised of approximately 200 volunteer mediators.

ALBERT MORRISON, JR.                                        Director since 1997

         Mr. Morrison has been a director of Walnut since August 13, 1997 and a director of Walnut Capital since 1984. Mr. Morrison is Chairman of Morrison, Brown, Argiz & Company, Certified Public Accountants. He has more than 35 years experience as an accountant and is a member of a number of professional accounting institutes and associations. Mr. Morrison is Vice Chairman of the Dade County Industrial Development Authority, a member of the Board of Trustees of Florida International University Foundation, and a member of the Board of Directors of Chicago Holdings, Inc., Heico Corporation, Logic Devices Incorporated and a Trustee of the Greater Miami Chamber of Commerce.

SOLOMON A. WEISGAL                                          Director since 1995

         Mr. Weisgal has been a director of Walnut since February 27, 1995. Mr. Weisgal has been a director of Walnut Capital since 1984. Mr. Weisgal is a Certified Public Accountant and has been President of Solomon A. Weisgal, Ltd., a financial consulting firm, since its inception in 1979. Mr. Weisgal is presently a director of The Alta Group Ltd. and numerous other privately-held concerns.

ROBERT F. MAUER                                                       Treasurer

         Mr. Mauer has been the Treasurer of Walnut and Walnut Capital since February 1996 and is currently also the Chief Financial Officer of Walnut. From 1991 to February 1996, he was Director of Corporate Planning of Washington Gas Light Company and, concurrently, he is Vice-President of its non-utility subsidiaries. In this planning role, he developed the strategic plan for the Washington Gas Light Company and was responsible for acquisition and divestiture analysis. The non-utility subsidiaries activities included manufacturing, contracting, home improvement and real estate. Mr. Mauer was employed by Owens Corning from 1977 until 1991. While there, he held a variety of financial positions that involved both domestic and international assignments. His responsibilities included roles of Manager of Consolidated Accounting, Controller and Treasurer of British Operations in Wrexham, Wales, which encompassed complete financial responsibilities of a manufacturing and import/export company. Other financial roles included that of Assistant Treasurer in Brussels, Belgium where he was in charge of all foreign currency transactions for Owens Corning.

JOSHUA S. KANTER                                  Secretary and General Counsel

         Mr. Kanter has been the Secretary of Walnut since February 28, 1995 and General Counsel of Walnut since September 14, 1995. Mr. Kanter has been the Assistant Secretary and General Counsel of Walnut Capital since June 6, 1996. Since November 1997, Mr. Kanter has been Chief Executive Officer of The Alta Group Ltd. and its wholly-owned subsidiary, Greenway Environmental, Inc., companies specializing in waste management services. Since June 1993, Mr. Kanter has also been of counsel to BFKP&N, a Chicago, Illinois law firm specializing in securities, corporate and real estate law. Mr. Kanter was an associate at that firm from September 1987 to February 1990. Since 1986, Mr. Kanter has also been vice-president of Windy City. Mr. Kanter is the son of Burton W. Kanter and the brother of Joel S. Kanter.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Walnut's executive officers and directors, and persons who own more than ten percent of a registered class of Walnut's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and "greater than ten-percent" stockholders are required by SEC regulations to furnish Walnut with copies of all Section 16(a) forms so filed. Based solely on review of the copies of such forms furnished to Walnut for 1998, Walnut is not aware of any of Walnut's officers, directors or "greater than ten-percent" stockholders who failed to comply with Section 16(a) filing requirements.

           COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS OF WALNUT


SUMMARY COMPENSATION

         The following table sets forth the compensation paid by Walnut to Messrs. Burton W. Kanter, Joel S. Kanter and Robert F. Mauer in the last three fiscal years of Walnut (collectively, the "Named Executive Officers"). Such persons were the only executive officers of Walnut and its subsidiaries whose cash compensation exceeded $60,000 for the 1998 fiscal year. Amounts paid to Messrs. Burton Kanter, Joel Kanter and Robert Mauer reflect the fiscal years ended December 31, 1998, 1997 and 1996. Walnut had entered into employment agreements with Burton W. Kanter and Joel S. Kanter. Both agreements expired by their terms in February 1998.

                           SUMMARY COMPENSATION TABLE


                                                                        Long Term
                                                                       Compensation
                                            Annual Compensation           Awards
                                         -------------------------     ------------

 Name and Current Principal
          Position                Year    Salary($)       Bonus($)       Options
----------------------------      ----    ---------      ---------     ------------
Burton W. Kanter,                 1998     $100,000(1)        --          --
  Chairman of the Board           1997      100,000(1)        --          --
                                  1996      100,000(1)        --          --
Joel S. Kanter,                   1998      225,000           --          --
  President and Chief Executive   1997      200,000      $50,000(2)       --
  Officer                         1996      200,000           --          --

Robert F. Mauer,                  1998      115,000           --          --
  Chief Financial                 1997      100,000       30,000(2)       --
  Officer and Treasurer           1996       91,667(3)        --      20,833

---------------

(1) No pension or retirement benefit is to be paid to non-employee directors or the Named Executive Officers of Walnut under any existing plan in the event of retirement at normal retirement date nor were any such benefits accrued as part of Walnut's expenses. Accordingly, the columns entitled "Total compensation from fund and fund complex paid to directors," "Estimated annual benefits upon retirement" and "Pension or retirement benefits accrued as part of Company's expenses" required by
         Item 22(b)(6)(i) of Schedule 14A promulgated under the Exchange Act have been omitted.
(2) Mr. Burton Kanter's salary for the years 1998, 1997 and 1996 was not paid and is being accrued by Walnut. This accrued compensation will be converted into cash or Walnut Common Stock in connection with the Mergers. See "PROPOSAL V--APPROVAL OF THE DEBT CONVERSION AND THE COMPENSATION SATISFACTION."
(3) Walnut paid bonuses of $50,000 and $30,000 to Mr. Joel Kanter and Mr. Mauer, respectively, in January 1998 with respect to their job performance for the fiscal year 1997.
(4) Mr. Mauer joined Walnut on February 1, 1996. Amounts reported reflect an annual salary of $100,000.


OPTIONS AND OTHER AWARDS

     There were no options or SARs granted to any directors of Walnut or the Named Executive Officers in the fiscal year 1998. No directors or officers exercised any options in the fiscal year 1998.

         The following table provides certain information regarding options granted to the Named Executive Officers.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1998
                     AND FISCAL 1998 YEAR-END OPTION VALUES


                         Shares                          Number of Securities        Value of Unexercised in-the-
                       Acquired on       Value          Underlying Unexercised         Money Options at Fiscal
        Name          Exercise (#)    Realized ($)        Options at Fiscal                Year-End($)((1)
                                                             Year-End(#)
-----------------    --------------  -------------  -----------------------------  -----------------------------
                                                      Exercisable    Unexercisable   Exercisable    Unexercisable
                                                     -------------- --------------  -------------- --------------
Burton W. Kanter            0         $     0           41,655             0           $   0            $  0

Joel S. Kanter              0               0           33,324             0               0               0

Robert F. Mauer             0               0           20,834             0               0               0

(1) No outstanding options were in-the-money as of December 31, 1998. The closing bid price per share as quoted on the Nasdaq National Market on December 31, 1998 was $1 1/32 per share.

EMPLOYMENT AGREEMENTS WITH MANAGEMENT

         Walnut had entered into employment agreements with Burton W. Kanter and Joel S. Kanter. Both agreements expired by their terms in February 1998.

STOCK PERFORMANCE GRAPH

         The incorporation by reference of this Proxy Statement into any document filed with the SEC by Walnut shall not be deemed to include the following performance graph unless such graph is specifically stated to be incorporated by reference into such document.

The following graph provides a comparison of the cumulative total stockholder return among Walnut, the Nasdaq Stock Market total return index (the "Nasdaq Stock Market Index") prepared by the Center for Research in Security Prices ("CRSP") and the Nasdaq Financial Stocks total return index prepared by CRSP (the "Nasdaq Financial Stocks Index"). The comparison is for the period from August 22, 1995 (the date Walnut's Common Stock first became listed on the Nasdaq National Market) to December 31, 1998 and assumes the reinvestment of any dividends. The initial price of Walnut's Common Stock shown in the graph below is based upon the price of $3.50 as reported on August 22, 1995 on the Nasdaq National Market. The Nasdaq Stock Market Index comprises all domestic shares traded on the Nasdaq National Market and The Nasdaq SmallCap Market. The Nasdaq Financial Stocks Index comprises all shares traded on the Nasdaq National Market and The Nasdaq SmallCap Market which were issued by companies whose primary business falls within Standard Industrial Classification (SIC) codes 60 through
67. The historical information set forth below is not necessarily indicative of future performance.



                        [Graphic Material Presented Here]



                             Cumulative Total Return

                                            8/22/95      12/95       12/96     12/97   12/98
       Walnut Financial Services, Inc.         100          64          32        44      10
       Nasdaq Stock Market Index               100         103         127       155     219
       Nasdaq Financial Stocks Index           100         115         147       224     217


REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors is composed of Walnut's three independent outside directors, Messrs. Burge, Burleson and Weisgal. The Compensation Committee is responsible for administering the policies which govern Walnut's executive compensation.

         Objectives of Executive Compensation. The Compensation Committee has designed its compensation policy to provide the proper incentives to management to maximize Walnut's performance in order to serve the best interests of its stockholders. As a result, the Compensation Committee intends to focus on incentive awards, such as stock option grants, as opposed to large salary increases or bonuses to emphasize performance related incentive compensation. The Compensation Committee awarded no cash bonuses for 1998.

         Walnut maintains the philosophy that compensation of its executive officers and others should be directly and materially linked to operating performance. To achieve this linkage, executive compensation is weighted towards incentive awards granted on the basis of Walnut's performance. Thus, while annual salary increases are based on personal performance of the executive officers and general economic conditions, annual bonuses, if any, and incentive award grants are directly tied to Walnut's actual economic performance during the applicable fiscal year.

         The Incentive Stock Option Committee (currently comprised of the same members as the Compensation Committee) determines stock options to the executives under the provisions of the Walnut Capital Corp. 1987 Stock Option Plan, the NFS Services, Inc. 1989 Incentive Stock Plan and the 1994 Stock Plan (collectively, the "Stock Plans"). When granted, such incentive awards provide incentive to improve stockholder value over the long-term and to encourage and facilitate executive stock ownership. In general, stock options are granted at the market price of the Common Stock at the date of grant to ensure that executives can only be rewarded for appreciation in the price of the Common Stock when Walnut's stockholders are similarly benefited. The Incentive Stock Option Committee determines those executives who will receive incentive award grants, the size and particular vesting and other requirements of such awards and the Stock Plan to be utilized.

         Compensation Committee Procedures. The Compensation Committee will annually evaluate the personal performance of the Chief Executive Officer and the other executive officers of Walnut, as well as Walnut's performance and analyze the total annual compensation and stock ownership of the Chief Executive Officer and the other executive officers.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on Walnut's tax return of compensation over $1 million to any of the named executive officers of Walnut unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by Walnut's stockholders. The Compensation Committee's policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible to the extent permitted while simultaneously providing Company executives with appropriate rewards for their performance.

         It is Compensation Committee's desire to create a compensation policy that will reward executive performance when such performance has provided tangible benefits for Walnut's stockholders.

Submitted by the Compensation Committee:

                                Gene E. Burleson
                              William F. Burge, III
                               Solomon A. Weisgal

DIRECTOR COMPENSATION

         During the 1998 fiscal year Walnut paid its non-employee directors $2,500 for each regularly scheduled meeting attended in person or by telephone, $2,500 for each special meeting attended, and $500 for each committee meeting attended in person or by telephone. Walnut reimburses the directors for reasonable out-of-pocket expenses incurred in connection with their activities on behalf of Walnut.

In the past, if a director was re-elected, such director would receive, upon such re-election, a 10-year option to purchase 1,000 shares of Common Stock at the market price at the time of grant. Furthermore, any new director elected to the Board of Directors would receive a 10-year option to purchase up to 1,666 shares of Common Stock at the market price at the time of grant.

         Since Walnut's election to be regulated as a BDC, Walnut has been prohibited from issuing such options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee currently consists of Messrs. Burleson, Burge and Weisgal. None of them has served as an officer of Walnut or has any other business relationship or affiliation with Walnut, except his service as a director.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                MANAGEMENT PRIOR TO GIVING EFFECT TO THE MERGERS

         The following table sets forth (i) the number of shares of Common Stock beneficially owned by Joel S. Kanter, Burton W. Kanter and Robert F. Mauer (collectively, the "Named Executive Officers"), and each of the directors of Walnut, individually, and the executive officers and directors of Walnut, as a group, and (ii) the percentage of ownership of the outstanding Common Stock represented by such shares. Except for such persons, no owner of more than five percent (5%) of the outstanding Common Stock is known to Walnut. The share ownership is reported as of July 7, 1999. All share numbers are provided based upon information supplied to management of Walnut by the respective individuals and members of the group. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.


                                                           Actual                                  Pro-Forma
                                                           ------                                  ---------
       Names and Addresses of Directors           Number           Percent         Number            Percent
            and Executive Officers              of Shares         of Class        of Shares          of Class
      ------------------------------------   --------------     ------------     -------------      ----------
      Burton W. Kanter                          [187,550](1)        [5.52%]       [215,895](2)           [2.05%]
      Two North LaSalle St.
      Suite 2200
      Chicago, IL 60602

      Solomon A. Weisgal                         [73,344](3)        [2.19%]        [93,344](4)              *
      120 S. Riverside Plaza
      Suite 1620
      Chicago, IL 60606

      Joel S. Kanter                            [209,238](5)        [6.16%]       [265,914](6)           [2.52%]
      8000 Towers Crescent Drive
      Suite 1070
      Vienna, VA  22182

      William F. Burge, III                       [9,915](7)           *           [29,915](8)              *
      Ayrshire Corporation
      2028 Buffalo Terrace
      Houston, TX  77019

      Gene E. Burleson                            [3,400]              *           [23,400](9)              *
      Argonne Properties Inc.
      325 Argonne Drive
      Atlanta, GA  30305

      Albert Morrison, Jr.                      [100,212](10)       [2.99%]       [120,212](11)          [1.15%]
      1001 Brickell Bay Drive
      9th Floor
      Miami, FL  33131

      Earl Chapman                                [1,666](12)          *           [21,667](13)             *
      2039 Laukahi Street
      Honolulu, HI  96821

      Robert F. Mauer                              14,584(14)          *            50,000 (15)             *
      8000 Towers Crescent Drive
      Suite 1070
      Vienna, VA  22182

      Joseph D. Mark                                   0               0        [1,842,793](16)          [16.9%]
      Tower Hill Securities, Inc.
      650 Madison Avenue
      New York, NY  10022

      Adi Raviv                                        0               0        [1,842,793](17)          [16.9%]
      Tower Hill Securities, Inc.
      650 Madison Avenue
      New York, NY  10022


      Shai Novik                                    0                  0          [372,281](18)        [3.60%]
      Tower Hill Securities, Inc
      650 Madison Avenue
      New York, NY 10022




      Evan Marks                                    0                  0           [20,000](19)           *
      Alben Asset Management
      885 Third Avenue
      New York, NY 10022


      [OTHER DIRECTOR DESIGNATED BY TOWER HILL]     0                  0           [20,000](20)           *




      Officers and Directors, as a            [599,458](21)        [17.43%]         [4,603,013](22)    [39.94%]
      group(7)

-------------------------
*        Less than one percent (1%).


(1) The number of shares reported includes: (i) 1,504 shares owned by BWK, Inc. ("BWK"), (ii) 6,755 shares owned by Carlco, Inc. ("Carlco"), (iii) 94,351 shares owned by Mr. Kanter, not personally but solely as Co-Trustee of each of the general partners of the HAP Trusts Partnership ("HAP"), (iv) 36,605 shares owned by THC, (v) 6,680 shares owned by TMT, Inc. ("TMT") and (vi) options to purchase up to 41,655 shares at $10.80 per share, all of which options are presently exercisable.

         Mr. Kanter disclaims any and all beneficial interest in any of the above referenced shares of Common Stock and Class A Warrants owned by BWK, Carlco, HAP, THC or TMT. Mr. Kanter, as President of BWK, Carlco, TMT and THC, has sole voting and investment control of the shares owned by BWK, Carlco, TMT and THC and, upon exercise thereof, will have sole voting and investment control over the 41,655 shares underlying Mr. Kanter's options. Mr. Kanter, as Co-Trustee of each of the general partners of HAP, shares voting and investment control of the shares owned by HAP with his fellow co-trustee.

         Each of BWK, Carlco, HAP, THC and TMT disclaim any and all beneficial ownership of the shares owned by the others.

(2) The number of shares reported includes shares described in footnote (1) less the options to purchase up to 41,655 shares at $10.80 per share which options were repurchased in connection with the Mergers, plus options to purchase up to 70,000 shares at $2.00 per share, all of which options are currently exercisable.

(3) The number of shares reported includes: (i) 7,534 shares owned by Cypress Lane Investments ("Cypress"), (ii) 7,534 shares owned by Nacha Investment Company ("Nacha"), the general partners of which are individual trusts of which Mr. Weisgal is trustee and Mr. Chapman and members of his family are the beneficial owners, (iii) 1,666 shares owned by Cana Investors ("Cana"), among the general partners of which are a revocable trust of which Mr. Weisgal is a co-trustee and a revocable trust of which Mr. Chapman is a trustee, Cypress and Nacha and (iv) 56,610 shares owned by the BRT Partnership ("BRT"), the general partners of which are individual trusts of which Mr. Weisgal is the trustee and members of the Kanter family including Joel S. Kanter and Joshua S. Kanter, but excluding Burton W. Kanter, are the beneficiaries.

         Mr. Weisgal disclaims any and all beneficial interest in any of the shares owned by Nacha or BRT. Mr. Weisgal has sole voting and investment control of the shares owned by Nacha and BRT. Mr. Weisgal,as the trustee of one of the general partners of Cypress, shares voting and investment control of the shares owned by Cypress. Mr. Weisgal shares with Mr. Chapman, each as the trustee of a separate revocable trust that is one of the general partners of Cana, the voting and investment control of the shares owned by Cana.

         Each of BRT, Cana, Cypress and Nacha disclaim any and all beneficial ownership in the shares owned by the others.

(4) The number of shares reported includes shares described in footnote (3) plus options to purchase up to 20,000 shares at $2.00 per share, all of which options are currently exercisable.

(5) The number of shares reported includes: (i) 55,501 shares owned by Kanter Family Foundation, (ii) 104,938 shares owned by Windy City,
         (iii) 5,833 Class A Warrants owned by Kanter Family Foundation, (iv) 6,125 Class A Warrants owned by Windy City and (v) options to purchase up to 33,324 shares at $10.80 per share, all of which options are presently exercisable.

         Mr. Kanter disclaims any and all beneficial interest in any of the above referenced securities owned by Kanter Family Foundation or Windy City. Mr. Kanter, as President of Kanter Family Foundation and Windy City, has sole voting and investment control of the shares owned by Kanter Family Foundation and Windy City and, upon exercise thereof, will have sole voting and investment control over the shares underlying Kanter Family Foundation's and Windy City's Class A Warrants and Mr. Kanter's options.

         Each of Kanter Family Foundation and Windy City disclaim any and all beneficial ownership of the shares owned by the other.

(6)      The numbers of shares reported includes shares described in footnote
         (5) less the options to purchase up to 33,324 shares at $10.80 per share, which options were repurchased in connection with the Mergers, plus options to purchase up to 90,000 shares at $2.00 per share, all of which options are currently exercisable.

(7) The number of shares reported consists of 9,915 shares owned by the Burge Grandchildren's 1996 Trust, of which Mr. Burge is the sole trustee and over which Mr. Burge has sole voting and investment power.

(8) The number of shares reported includes shares described in footnote (7) plus options to purchase up to 20,000 shares at $2.00 per share, all of which options are currently exercisable.

(9) The number of shares reported includes options to purchase up to 20,000 shares at $2.00 per share, all of which options are currently exercisable.

(10) The number of shares reported consists of (i) 90,027 shares owned by Federal Business Investment Company ("FBIC") and (ii) 10,185 shares owned by the UP Trust ("UP"). Mr. Morrison is the president of FBIC and the sole trustee of UP and exercises sole voting and investment control over such common stock. Trusts established for the benefit of members of Burton Kanter's family (excluding Mr. Kanter) beneficially own 48% of the outstanding common stock of FBIC. Trusts established for the benefit of various members of Mr. Morrison's family (excluding Mr. Morrison) beneficially own 48% of the outstanding common stock of FBIC. The remaining 4% of the outstanding common stock of FBIC and a class of preferred stock of FBIC are beneficially owned by unrelated third parties. Mr. Morrison disclaims beneficial interest to the shares of Common Stock owned by FBIC and UP.

(11)     The number of shares reported includes shares described in footnote
         (11) plus options to purchase up to 20,000 shares at $2.00 per share, all of which options are currently exercisable.

(12) The number of shares reported is 1,666 shares owned by Cana, the beneficial ownership of which has also been reported by Mr. Weisgal. Mr. Chapman is a trustee of a revocable trust that is one of the general partners of Cana, and consequently shares voting and investment control of the shares owned by Cana.

(13)     The number of shares reported includes shares described in footnote
         (12) plus options to purchase up to 20,000 shares at $2.00 per share, all of which options are currently exercisable.

(14) The number of shares reported consists of options to purchase 12,501 shares at $12.00 per share and 2,083 shares at $9.00 per share, all of which options are presently exercisable.

(15) The number of shares reported consists of options to purchase up to 50,000 shares at $2.00 per share, all of which options are currently exercisable.

(16) The number of shares reported includes options to purchase 450,000 shares at $2.00 per share, all of which options are currently exercisable.

(17) The number of shares reported includes options to purchase 450,000 shares at $2.00 per share, all of which options are currently exercisable.

(18) The number of shares reported consists of restricted shares granted pursuant to Mr. Novik's employment agreement.

(19) The number of shares reported consists of options to purchase up to 20,000 shares at $2.00 per share, all of which options are currently exercisable.

(20) The number of shares reported consists of options to purchase up to 20,000 shares at $2.00 per share, all of which options are currently exercisable.

(21) Such group consists of nine persons. The number of shares reported includes all of the shares reported at footnotes (1),(3),(5),(7),(11) and (13) and shares owned by Gene Burleson and by Joshua Kanter, Secretary and General Counsel of Walnut.

(22) Such group consists of Burton W. Kanter, Joel S. Kanter, Gene Burleson, Joseph D. Mark, Adi Raviv, Evan Marks and [the additional director designated by Tower Hill].

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Walnut has retained the firm of BFKP&N as its general counsel. Joshua
S. Kanter, the General Counsel and Secretary of Walnut, is of counsel to such firm and his wife, Catherine McNichols Kanter, is a partner of such firm. Walnut and its subsidiaries paid approximately $342,000 in legal fees and expenses to BFKP&N during 1998 and 118,860 during the first six months of 1999, and had current BFKP&N invoices outstanding as of June 30, 1999 totaling approximately $109,112.05.

         In April 1997, The Holding Company, a company of which Burton W. Kanter is President, made unsecured loans to Walnut Capital in the aggregate principal amount of $400,000. Trusts for the benefit of Mr. Burton Kanter's family control a majority of the outstanding common stock of The Holding Company. The loan accrues interest at 9.5% per annum. Under amended terms, principal payments were to be made on the loan in four installments of $100,000 following the end of each of the fiscal quarters of Walnut in 1998, with the first installment to be paid on April 1, 1998. The first and second installments were paid on April 1, 1998 and in July 1998. The third and fourth payments, which were due on October 1, 1998 and January 1, 1999, respectively, have been deferred pursuant to another amendment to the agreement between The Holding Company and Walnut Capital. Walnut has been permitted to further defer the principal payments until December 31, 1999 as long as Walnut makes quarterly interest payments on the balance. Management believes that such loan is on terms no less favorable than the terms available from institutional lenders. It is intended that this loan be repaid as part of the Debt Conversion.

         In connection with the transaction through which Walnut acquired Inland Financial, Inland Financial borrowed $250,000 in October 1998 from the Kanter Family Foundation, an Illinois not-for-profit private charitable foundation established by the Kanter family and of which Joel Kanter is President and a director, and Joshua Kanter is Vice President and a director and $43,000 from Windy City. Inland Financial issued to each of the Kanter Family Foundation and Windy City a promissory note which matures on October 19,1999. The promissory notes bear interest at a rate of 16% per year which is payable quarterly. These loans are unsecured. It is intended that these loans be repaid as part of the Debt Conversion.

         Walnut Capital subleases office space in Vienna, Virginia, which is also utilized by Walnut, from Windy City pursuant to an oral sublease. Messrs. Joel Kanter and Joshua Kanter are the President and Vice President, respectively, of Windy City. Trusts for the benefit of Mr. Burton Kanter's family own indirectly all of the outstanding common stock of Windy City. Rental under such lease is $4,855 per month and includes secretarial services, office equipment and furniture and parking. Walnut and Walnut Capital paid Windy City $56,000 in rent in 1998. Management believes the terms of such sublease and the amounts paid thereunder are commensurate to the amounts Walnut Capital would have to pay to unaffiliated third parties for comparable leased offices and services. It is intended that this sublease will be terminated at the Effective Time of the Mergers, pursuant to the Merger Agreement.

         A wholly-owned subsidiary of Windy City is a general partner of UPLP, together with Universal Bridge. The partnership agreement provides that each general partner has the authority to bind UPLP and make decisions on behalf of UPLP. To date, Universal Bridge has primarily been exercising management control over UPLP.

         Walnut has a term loan with American National Bank and Trust Company of Chicago, under which $725,000 was outstanding as of July 1, 1999, following a principal payment of $100,000 on such date. This loan matures on December 31, 1999 and has an interest rate equal to ANB's base rate plus 2% (10.0% as of July 1, 1999). Messrs. Burton W. Kanter and Joel S. Kanter have personally guaranteed such loan. In consideration for such guarantee, Walnut has agreed to pay Messrs. Kanter, in the aggregate, an amount equal to .25% per annum of the amounts so guaranteed. The amount outstanding to ANB will be repaid at the closing of the Mergers with proceeds from the Capital Investment. See "PROPOSAL III--APPROVAL OF THE CAPITAL INVESTMENT."

                                  OTHER MATTERS

SOLICITATION OF PROXIES

         The cost of solicitation of proxies in the form enclosed herewith will be borne by Walnut. In addition to the solicitation of proxies by mail, the directors, officers and employees of Walnut may also solicit proxies personally or by telephone without additional compensation for such activities. Walnut will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. Walnut will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 2000 Annual Meeting of stockholders of THCG must have been received at Walnut's principal executive office no later than August 6, 1999 in order to be considered for inclusion in the proxy statement and on the proxy card that will be solicited by the Board of Directors in connection with the 2000 Annual Meeting of stockholders so long as the THCG Annual Meeting is held within 30 days from the date of the anniversary of Walnut's last Annual Meeting. If there is more than 30 days difference in such dates, then stockholder proposals intended to be presented at the next annual meeting of stockholders and considered for inclusion in the proxy materials must be received in a reasonable time before THCG begins to print and mail its proxy materials.

OTHER MATTERS

         The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Special Meeting. If other matters are presented, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in their discretion all shares represented by validly executed proxies.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                         INDEX TO FINANCIAL STATEMENTS



                                                                                                            PAGE
I.   UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     -    Introduction to Unaudited Pro Forma Condensed Combined Financial Information                      F-3

     -    Unaudited Pro Forma Condensed Combined Balance Sheets as of December 31, 1998
          and as of March 31, 1999                                                                          F-4

     -    Unaudited Pro Forma Condensed Combined Statements of Operations for the Year
          Ended December 31, 1998 and the Three Months Ended March 31, 1999                                 F-6

     -    Notes to Unaudited Pro Forma Condensed Combined Financial Statements                              F-8


II.  CONSOLIDATED FINANCIAL STATEMENTS OF WALNUT

     -    Report of Independent Certified Public Accountants                                                F-11

     -    Consolidated Statements of Assets and Liabilities as of December 31, 1998 and
          December 31, 1997                                                                                 F-12

     -    Investments in Securities as of December 31, 1998 and December 31, 1997                           F-13

     -    Consolidated Statements of Operations for the Years Ended December 31,
          1998, December 31, 1997 and December 31, 1996                                                     F-15

     -    Consolidated Statements of Changes in Net Assets for the Years Ended December 31,
          1998, December 31, 1997 and December 31, 1996                                                     F-16

     -    Consolidated Statements of Cash Flows for the Years Ended December 31, 1998,
          December 31, 1997 and December 31, 1996                                                           F-17

     -    Notes to Consolidated Financial Statements                                                        F-18

     -    Consolidated Statements of Assets and Liabilities as of March 31, 1999 and December
          31, 1998                                                                                          F-29

     -    Investments in Securities as of March 31, 1999                                                    F-30

     -    Consolidated Statements of Operations for the Three Months Ended March 31, 1999
          and March 31, 1998                                                                                F-32

     -    Consolidated Statements of Changes in Net Assets for the Three Months Ended March
          31, 1999 and March 31, 1998                                                                       F-33

     -    Consolidated Statements of Cash Flows for the Three Months Ended March 31, 1999
          and March 31, 1998                                                                                F-34

     -    Notes to Consolidated Financial Statements                                                        F-35


III.  FINANCIAL STATEMENTS OF TOWER HILL

     -    Independent Auditors' Report                                                                      F-38

     -    Statement of Financial Condition as of March 31, 1998                                             F-39

     -    Statement of Operations for the Year Ended March 31, 1998                                         F-40

     -    Statement of Changes in Stockholder's Equity for the Year Ended March 31, 1998                    F-41

     -    Statement of Cash Flows for the Year Ended March 31, 1998                                         F-42

     -    Notes to Financial Statements                                                                     F-43



     -    Computation of Net Capital Pursuant to Rule 15c3-1 and Statement Pursuant to
          Rule 17a-5(d)(4)                                                                                  F-45

     -    Independent Auditors' Report                                                                      F-46

     -    Statement of Financial Condition as of December 31, 1998                                          F-47

     -    Statement of Operations for the Nine Months Ended December 31, 1998                               F-48

     -    Statement of Changes in Stockholder's Equity for the Nine Months Ended December
          31, 1998                                                                                          F-49

     -    Statement of Cash Flows for the Nine Months Ended December 31, 1998                               F-50

     -    Notes to Financial Statements                                                                     F-51

     -    Computation of Net Capital Pursuant to Rule 15c3-1 and Statement Pursuant to
          Rule 17a-5(d)(4)                                                                                  F-53

     -    Balance Sheet as of March 31, 1999                                                                F-54

     -    Statement of Profits and Losses for the Three Months Ended March 31, 1999                         F-55


                         WALNUT FINANCIAL SERVICES, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


         We have provided unaudited condensed combined financial statements of Walnut Financial Services, Inc., after giving effect to the Mergers, which are referred to as "pro forma" information. In presenting these unaudited pro forma condensed combined financial statements, we treated our companies as if they had always been combined for accounting and financial reporting purposes. You should be aware that these unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and may not be indicative of the operating results or financial position that would have occurred or that will occur after the consummation of the Mergers.

         We have provided an unaudited pro forma condensed combined balance sheet as of March 31, 1999 and December 31, 1998 that includes the impact of transaction costs and various material transactions associated with the Mergers. We have also provided unaudited pro forma condensed combined statements of operations for the three month period ended March 31, 1999 and the twelve month period ended December 31, 1998, assuming the Mergers had occurred on January 1, 1998.

         Certain historical Walnut Financial Services, Inc. results have been reclassified to reflect the presentation as an operating company, instead of as an investment company. Walnut has been using investment company accounting since their election to become regulated as a Business Development Company on October 15, 1997. The effect of this reclassification has been to record the assets and liabilities of UPLP, Pacific Financial Services, Inc., and Inland Financial Services, Inc. instead recording only the investment in subsidiaries as a single asset on WFS' balance sheet Additionally, unrealized gains and losses are recorded directly to Shareholders' Equity, instead of being recorded in Net Income.

                         WALNUT FINANCIAL SERVICES, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998


--------------------------------------------------------------------------------------------------------------------------------
                                                           (Restated)
                                                           Historical       Historical                     Pro Forma
                                                         --------------   --------------      ---------------       ------------
                                                             Walnut         Tower Hill          Adjustments           Combined
                                                         --------------   --------------      ---------------       ------------
ASSETS

Current Assets
     Cash and cash equivalents                                270,000         610,000            (425,000)              455,000
     Accounts receivable, net of allowance                  4,507,000         525,000                                 5,032,000
     Interest receivable                                      253,000                                                   253,000
     Loans receivable                                          25,000         294,000                                   319,000
                                                           ----------       ---------                                ----------
          Total Current Assets                              5,055,000       1,429,000                                 6,059,000

Fixed Assets, net of accumulated depreciation                 117,000          70,000                                   187,000

Available for sale securities                               6,499,000                                                 6,499,000
Non-marketable securities                                   3,646,000                             714,000             4,360,000
Notes receivable                                            1,344,000                                                 1,344,000
Goodwill                                                    4,901,000                           2,079,000             6,980,000
Other assets                                                    3,000           49,000                                   52,000
                                                           ----------        ---------         ----------            ----------

     TOTAL ASSETS                                          21,565,000        1,548,000          2,368,000            25,481,000
                                                           ==========        =========         ==========            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Margin payable to brokers                              1,692,000                                                 1,692,000
     Notes payable to banks                                 1,785,000                            (825,000)              960,000
     Notes payable to related parties                       1,093,000           10,000         (1,093,000)               10,000
     Notes payable to others                                  320,000                                                   320,000
     Accounts payable, accrued expenses, and other          1,304,000          245,000           (372,000)            1,177,000
     current liabilities
     Customer Retention Payable                             1,223,000                                                 1,223,000
     Current portion of long-term debts                     2,000,000                          (2,000,000)                    0
                                                           ----------        ---------                               ----------
          Total current liabilities                         9,417,000          255,000                                5,382,000

Long Term debt, net of current portion                        609,000                                                   609,000
Participation Loans Payable                                 2,870,000                                                 2,870,000
                                                           ----------        ---------                               ----------
          Total liabilities                                12,896,000          255,000                                8,861,000

Minority Interest                                             415,000                0           (415,000)                    0

Shareholders' equity:                                       8,254,000        1,293,000          7,073,000            16,620,000
                                                           ----------        ---------         ----------            ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 21,565,000        1,548,000          2,368,000            25,481,000
                                                           ==========        =========         ==========            ==========

                         WALNUT FINANCIAL SERVICES, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999


--------------------------------------------------------------------------------------------------------------------------------
                                                           (Restated)
                                                           Historical       Historical                     Pro Forma
                                                         --------------   --------------      ---------------       ------------
                                                             Walnut         Tower Hill          Adjustments           Combined
                                                         --------------   --------------      ---------------       ------------
ASSETS

Current Assets
     Cash and cash equivalents                              2,427,000         185,000            (425,000)           2,187,000
     Accounts receivable, net of allowance                  2,582,000         393,000                                2,975,000
     Interest receivable                                      262,000               0                                  262,000
     Loans receivable                                         412,000         288,000                                  700,000
                                                           ----------       ---------                                ---------
          Total Current Assets                              5,683,000         866,000                                6,124,000

Fixed Assets, net of accumulated depreciation                 115,000          67,000                                  182,000

Available for sale securities                               2,512,000          50,000                                2,562,000
Non-marketable securities                                   3,523,000                             684,000            4,207,000
Notes receivable                                            1,102,000         100,000                                1,202,000
Goodwill                                                    4,970,000               0           2,109,000            7,079,000
Other assets                                                  205,000         103,000                                  308,000
                                                           ----------       ---------          ----------           ----------

     TOTAL ASSETS                                          18,110,000       1,186,000           2,368,000           21,664,000
                                                           ==========       =========          ==========           ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Margin payable to brokers                                      0                                                        0
     Notes payable to banks                                 1,544,000                            (825,000)             719,000
     Notes payable to related parties                       1,093,000                          (1,093,000)                   0
     Notes payable to others                                  158,000                                                  158,000
     Accounts payable, accrued expenses, and other          1,200,000         111,000            (372,000)             939,000
         current liabilities
     Customer Retention Payable                               903,000                                                  903,000
     Current portion of long-term debts                     2,000,000                          (2,000,000)                   0
                                                           ----------       ---------                               ----------
          Total current liabilities                         6,898,000         111,000                                2,719,000

Long Term Notes, net of current portion                       609,000               0                                  609,000
Participation Loans Payable                                 2,288,000                                                2,288,000
                                                           ----------       ---------                               ----------
          Total liabilities                                 9,795,000         111,000                                5,616,000

Minority Interest                                             411,000               0            (411,000)                   0

Shareholders' equity:                                       7,904,000       1,075,000           7,069,000           16,048,000
                                                           ----------       ---------          ----------           ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 18,110,000       1,186,000           2,368,000           21,664,000
                                                           ==========       =========          ==========           ==========


                         WALNUT FINANCIAL SERVICES, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998


--------------------------------------------------------------------------------------------------------------------------------
                                                           (Restated)
                                                           Historical       Historical                     Pro Forma
                                                         --------------   --------------      ---------------       ------------
                                                             Walnut         Tower Hill          Adjustments           Combined
                                                         --------------   --------------      ---------------       ------------
Revenue
      Consulting income                                                     2,114,000                                2,114,000
      Factoring income                                      1,873,000               0                                1,873,000
      Interest, investment and other income                 1,037,000          22,000                                1,059,000
                                                           ----------       ---------                               ----------
                Total revenue                               2,910,000       2,136,000                                5,046,000

Costs and expenses
      Cost of services                                         84,000               0                                   84,000
      General and administrative expenses                   2,850,000       2,221,000            667,000             5,738,000
                                                           ----------       ---------          ---------            ----------
                                                            2,934,000       2,221,000            667,000             5,822,000

Operating gain/(loss)                                         (24,000)        (85,000)          (667,000)             (776,000)

Interest and other financial costs                          1,652,000          20,000           (489,000)            1,183,000
                                                           ----------       ---------          ---------            ----------

Gain/(Loss) before taxes and realized gain                 (1,676,000)       (105,000)           178,000           (1,959,000)

Income tax benefit/(expenses)                                  44,000               0                  0               44,000

Realized gain/(loss) on sale of securities, net
of tax                                                      1,019,000               0                  0            1,019,000

Effect on net income of minority interest                      88,000                            (88,000)
                                                           ----------       ---------          ---------           ----------

NET INCOME/(LOSS)                                            (525,000)       (105,000)          (266,000)            (896,000)
                                                           ==========       =========          =========           ==========

Income/(Loss) per share                                         (0.17)                                                  (0.09)
                                                           ==========                                              ==========

Weighted average shares outstanding                         3,176,660                          6,527,539            9,878,067
                                                           ==========                          =========           ==========


                         WALNUT FINANCIAL SERVICES, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999


-------------------------------------------------------------------------------------------------------------------------------
                                                           (Restated)
                                                           Historical       Historical                     Pro Forma
                                                         --------------   --------------      ---------------       ------------
                                                             Walnut         Tower Hill          Adjustments           Combined
                                                         --------------   --------------      ---------------       ------------
Revenue
      Consulting income                                                       266,000                                 266,000
      Factoring income                                        392,000               0                                 392,000
      Interest, investment and other income                    75,000           4,000                                  79,000
                                                            ---------        --------                               ---------
                Total revenue                                 467,000         270,000                                 737,000

Costs and expenses
      Cost of services                                        102,000               0                                 102,000
      General and administrative expenses                     578,000         519,000            167,000            1,264,000
                                                            ---------        --------           --------            ---------
                                                              680,000         519,000            167,000            1,366,000

Operating gain/(loss)                                        (213,000)       (249,000)          (167,000)            (629,000)

Interest and other financial costs                            243,000               0           (135,000)             108,000
                                                            ---------        --------          ---------            ---------

Gain/(Loss) before taxes and realized gain                   (456,000)       (249,000)            32,000             (737,000)

Income tax benefit/(expenses)                                  15,000               0                                  15,000

Realized gain/(loss) on sale of securities, net
of tax                                                      2,522,000               0                               2,522,000

Effect on net income of minority interest                       3,000                             (3,000)                   0
                                                            ---------        --------          ---------            ---------

NET INCOME/(LOSS)                                           2,084,000        (249,000)           (35,000)           1,800,000
                                                            =========        ========          =========            =========

Income/(Loss) per share                                          0.62                                                    0.18
                                                            =========                                               =========

Weighted average shares outstanding                         3,350,533                          6,527,534            9,878,067
                                                            =========                          =========            =========


                         WALNUT FINANCIAL SERVICES, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


1.       BASIS OF PRESENTATION

         The unaudited pro forma condensed combined financial statements assume a business combination between Walnut Financial Services, Inc. (WFS) and Tower Hill Securities, Inc. (THSI) accounted for using the purchase method of accounting and are based upon the respective restated historical financial statements and the accompanying notes of Walnut Financial Services, Inc. and the historical financial statements and the accompanying notes of Tower Hill Securities, Inc. Because of the nature of the transaction, the merger has been accounted for as a reverse acquisition.

         Because the transaction has not been completed, the costs of the merger can only be estimated at this time. The closing expenses have been estimated to be $600,000, and have been accounted for as additional goodwill on the condensed combined balance sheets. The unaudited pro forma condensed combined statements of operations for all periods presented include the effects of the costs of the combined companies.

         The unaudited pro forma condensed combined balance sheet as of March 31, 1999 includes the impact of all transactions, whether of a recurring of non-recurring nature, that can be reasonably estimated and should be reflected as of that date.

         Certain historical Walnut Financial Services, Inc. results have been reclassified to reflect the presentation as an operating company, instead of as an investment company. Walnut has been using investment company accounting since their election to become regulated as a Business Development Company on October 15, 1997. The effect of this reclassification has been to consolidate the assets and liabilities of UPLP, Pacific Financial Services, Inc., and Inland Financial Services, Inc. instead recording only the investment in subsidiaries as a single asset on WFS' balance sheet. This has had the impact of having WFS' reported assets increase by $5,541,000 as of March 31, 1999 and $6,957,000 as of December 31, 1998. WFS' reported liabilities increased by $5,606,000 as of March 31, 1999, and $6,994,000 as of December 31, 1998. The asset increases were primarily due to the reporting of consolidated receivables of Inland Financial Services and Pacific Financial Services. The increase in liabilities were primarily due the reporting of Notes Payable, Customer Retention Payable and Participations Payable at Inland Financial Services and Pacific Financial Services. Additionally, unrealized gains and losses on securities available for sale are recorded directly to Shareholders' Equity, instead of being recorded in Net Income. The effect on the three month period ended March 31, 1999 was an increase in Net Income equal to the unrealized loss for the same period of $2,400,000 net of taxes. The amount of unrealized loss recorded directly to Shareholder's Equity for the 12 months ended December 31, 1998 was $8,328,000. Also, non-marketable securities are recorded at cost or lower in the case of unknown impairments to the recovery of cost. This has reduced Walnut's non-marketable securities by $684,000 as of March 31, 1999 and $714,000 as of December 31, 1999.

2.       PRO FORMA ADJUSTMENTS

         INTERCOMPANY TRANSACTIONS. All material inter-company transactions are eliminated from the unaudited pro forma condensed combined statements of operation or balance sheet.

         BALANCE SHEET.

              Current Assets. Cash has been adjusted to reflect the impact of the private placement of additional shares, ($3,000,000), the payment of the long term debenture ($2,000,000), the payment of a note to American National Bank ($825,000), and the payment of closing costs ($600,000).

         NON-MARKETABLE SECURITIES.

         These have been increased by $684,000 as of March 31, 1999 and $714,000 as of December 31, 1998 to record unrealized gains on non-marketable securities reflecting their fair market value as of the pro forma statement dates.

         Other Noncurrent Assets. Goodwill has been increased by $2,109,000 as of March 31, 1999 and as of December 31, 1998. This was the result of the addition due to closing costs ($600,000), finders fees for the private placement ($200,000) and goodwill associated with the acquisition ($1,175,000) and the purchase of the future value of UPLP's general partner ($134,000). The additional goodwill was amortized based on a straight line five year life.

              Accounts Payable, Accrued Liabilities, and Income Taxes Payable. Accounts Payable and Accrued Liabilities have been decreased to reflect the conversion of accrued salary at Walnut Financial ($342,000) and accrued interest at Pacific Financial and Inland Financial ($30,000).

              Notes Payable - Related Parties. There was a reduction of $293,000 due to the conversion of subordinated debt at Inland Financial Services, and a reduction of $600,000 due to the conversion of subordinated debt at Pacific Financial Services.

              Notes Payable - Banks. There was a reduction of $825,000 due to the projected payment of the American National Bank note at Walnut Financial Services.

              Long Term Notes. There was a reduction of $2,000,000 due to the projected payment of the SBA debenture.

              Minority Interest. Minority interest was adjusted to reflect the conversion of the minority ownership of UPLP. This resulted in a decrease in minority interest of $415,000 as of December 31, 1998 and $412,000 as of March 31, 1999.

         STOCKHOLDERS EQUITY. Stockholders' Equity has been increased to reflect the transactions involving additional capital contributions to WFS from various transactions involving conversion of existing debt and payables and a planned private placement of WFS shares. These adjustments are identical for the March 31, 1999, and December 31, 1998 condensed combined balance sheet.


     The adjustments are:                                                     3/31/99           12/31/98
     -  Private Placement of WFS common shares                               $3,000,000        $3,000,000
     -  Conversion of Pacific Financial Services subordinated debt           $  600,000        $  600,000
     -  Conversion of Inland Financial Services subordinated debt            $  293,000        $  293,000
     -  Conversion of Interest Payable on Pacific subordinated debt          $   30,000        $   30,000
     -  Conversion of UPLP Minority Interest                                 $  411,000        $  415,000
     -  Conversion of salary payable                                         $  342,000        $  342,000
     -  Issuance of shares for Private Placement finders fee                 $  200,000        $  200,000
     -  Conversion of related party debt to equity                           $  200,000        $  200,000
     -  Purchase of future value of UPLP general partner                     $  134,000        $  134,000


         In additional there was $1,175,000 of Goodwill recorded representing the difference between the market value of the shares of Tower Hill and the net asset value of Walnut Financial Services at the time of acquisition.

         STATEMENT OF OPERATIONS.

              General and Administrative Costs. Costs were increased by $62,000 in the pro forma condensed combined statement of operations for the 3 months ended March 31, 1999 and $247,000 for the 12 months ended December 31, 1999. The adjustments were due to additional personnel costs of $77,000 for the three months ended March 31, 1999 and $305,000 for the twelve months ended December 31, 1998. Costs were reduced by the proposed termination of WFS' existing lease. This reduced costs by $15,000 for the three months ended March 31, 1999 and $58,000 for the twelve months ended December 31, 1998.

              Interest Expense. Interest expense was adjusted by a reduction reflecting the conversion of subordinated debt to equity at Pacific and Inland, the reduction in debentures payable to the SBA, and the payment of the American National Bank loan. This was offset by increases in interest expense relating to the additional use of cash for the closing expenses and additional expenses described above as well as additional amortization of goodwill related to the transaction. The amount of the pro forma adjustment for the three months ended March 31, 1999 was a reduction in interest expense of $124,000 and a reduction of $444,000 for the twelve months ended December 1998.

              Effect on Net Income of Minority Interest. The income (loss) associated with the minority interest is adjusted to reflect the conversion of the minority ownership. This resulted in an increase in net income in the pro forma condensed combined statement of operations for the 12 months ended December 31, 1998 of $88,000 and a decrease in net income in the pro forma condensed combined statement of operations for the three months ended March 31, 1999 of $3,000.

              Income (Loss) per Common share. Historical and unaudited pro forma per share date of Walnut Financial Services, Inc. and Tower Hill Capital Group, Inc. include the issuance of an estimated additional shares of 6,527,534 shares. This is reflective of the additions to Stockholders' Equity outlined above, with an additional 4,095,096 shares being issued consistent with the terms of the merger.

                  CONSOLIDATED FINANCIAL INFORMATION OF WALNUT



REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To stockholders and Board of Directors of Walnut Financial Services, Inc.

We have audited the accompanying consolidated statements of assets and liabilities of Walnut Financial Services, Inc. and subsidiaries (the "Company"), including the Schedule of Investments in securities, as of December 31, 1998 and 1997, and the related consolidated statements of operations, changes in net assets and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1998 and 1997, by correspondence with the custodian and by physical examination. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1998 and 1997, and the consolidated results of its operations and its consolidated cash flows for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.

As discussed in Note 3, the U.S. Small Business Administration (the "SBA") has issued its finding that a subsidiary of the Company, Walnut Capital Corp. ("Walnut Capital") has violated Section 107.700 of Part 13 of Federal Regulations by investing in a big business as defined. The Company believes that no such violation has occurred and has entered into discussions with the SBA to clarify the issue.

In addition, the SBA has issued a finding that Walnut Capital has violated
Section 107.825(e) relating to acquiring shares from a non-issuer. The Company believes that no such violation has occurred and has entered into discussions with the SBA to clarify the issue.

Further, the SBA has issued a finding that Walnut Capital has violated Section 107.503(c), 107.650 and Valuation Guidelines for Small Business Investment Companies. The Company believes that no such violation has occurred and has entered into discussions with the SBA to clarify the issue.

Richard A. Eisner & Company, LLP
New York, New York
January 21 1999

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES


                                                                             December 31,           December 31,
                                                                                 1998                   1997
                                                                           -----------------      -----------------
Assets:
Investments at Market or Fair Value:
     Marketable equity securities (cost of $1,080,000 in 1998 and
     $1,448,000 in 1997)                                                     $  5,132,000             $ 13,554,000
     Non-marketable equity securities (cost of $13,483,000 in 1998
     and $8,183,000 in 1997)                                                    7,287,000                3,384,000
     Non-marketable debt securities (cost of $1,418,000 in 1998
     and $1,329,000 in 1997)                                                      723,000                  659,000
     Partnership Interests (Cost of $1,762,000 in 1998 and
     $1,862,000 in 1997)                                                        1,894,000                2,389,000
                                                                             ------------             ------------
       Total portfolio securities                                              15,036,000               19,986,000

Cash and cash equivalents                                                         140,000                6,479,000
Other assets                                                                      146,000                   44,000
                                                                             ------------             ------------
       Total assets                                                            15,322,000               26,509,000

Liabilities:
Margin payable to brokers                                                       1,692,000                2,297,000
Notes payable to banks                                                          1,025,000                2,025,000
Notes payable to related parties                                                  700,000                  400,000
Accounts payable, accrued expenses and other current liabilities                  600,000                  869,000
Accrued officer's compensation                                                    300,000                  200,000
Debentures payable                                                              2,000,000                4,000,000
Deferred tax liability                                                                  0                   44,000
                                                                             ------------             ------------
       Net assets                                                            $  9,005,000             $ 16,674,000
                                                                             ============             ============

Preferred stock, no stated value, 1,000,000, no shares issued

Common stock, $.01 par value, 50,000,000 shares authorized,
3,301,863 and 3,109,447 issued and outstanding                               $    198,000             $    187,000

Additional paid in capital                                                     19,137,000               18,237,000

Accumulated deficit:

     Net investment loss                                                      (14,293,000)             (12,676,000)
     Net realized gain on investment                                            9,628,000                8,263,000
     Net unrealized (depreciation) appreciation of investments                 (5,665,000)               2,663,000
                                                                             ------------             ------------

       Net assets applicable to outstanding common shares
       (equivalent to $2.73 and $5.36 per share based on
       3,301,863 and 3,109,447 outstanding common shares at
       December 31, 1998 and 1997, respectively)                             $  9,005,000             $  16,674,000
                                                                             ============             =============


         Attention is directed to the foregoing auditors' report and to the accompanying notes to these financial statements.

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                            INVESTMENTS IN SECURITIES



                                                                                December 31,
                                                        ----------------------------------------------------------------
                                                                      1998                           1997
                                                             -----------------------        -----------------------

                                                             Shares           Value           Shares          Value
                                                             ------           -----           ------          -----
Common and Preferred Stocks -

    Healthcare - 40% and 72%
       American Psych Systems, Inc.                          122,950      $   150,000         122,950      $   150,000
       Greystone Medical Group, Inc.                         200,000           40,000         200,000          100,000
       First Health Group Corp.                              255,000        4,080,000         255,000        7,860,000
       HP America Inc.                                        66,667           67,000               0                0
       I-Flow Corporation                                    300,000          362,000         300,000          945,000
       Ivonyx Group Services, Inc.                           100,000          100,000         100,000          100,000
       Mariner Post-Acute Network (Formerly                  140,757          672,000         140,757        2,718,000
       Paragon Health)
       Med Images, Inc.                                      241,530          454,000         172,872          379,000
       MHM Services, Inc.                                    131,955           66,000          82,455           60,000
       Rainbow Medical, Inc.                                  25,000           50,000          25,000           50,000
       Sovereign Medical Acquisition Corp. - Common            4,000           24,000               0                0
       Sovereign Medical Acquisition Corp. - Units             3,333           20,000               0                0
       Vitalink, Inc.                                              0                0          83,100        2,005,000
                                                                          -----------                      -----------
                                                                          $ 6,085,000                      $ 4,367,000
                                                                          -----------                      -----------

    High technology - 3% and 2%
       Consolidated Technology Group, Inc.                         0      $         0         375,000      $    60,000
       Logic Devices Incorporated                             45,000           76,000          45,000          110,000
       Madison Info. Tech.     -Preferred A                   60,000          150,000               0                0
       Madison Info. Tech.     -Preferred B                   60,000          150,000               0                0
       Multimedia Games, Inc.                                  2,500           18,000               0                0
       Nhancements Technology Corp.                                0                0          16,185           57,000
       Thermo Information Solutions, Inc.                     10,000           90,000          10,000           90,000
       J.L. Wickham Co., Inc. - Common                       250,696                0         250,696                0
       J.L. Wickham Co., Inc. - Preferred                    281,788                0         281,788                0
                                                                          -----------                      -----------
                                                                          $   484,000                      $   317,000
                                                                          -----------                      -----------

    Communications  - 7% and 6%
       International Business Network                         70,000      $   105,000               0      $         0
       Site Based Media, Inc.                                      0                0         321,108           19,000
       Trans Global Services, Inc. - Common                   83,839          139,000          62,003          374,000
       Vision III Imaging, Inc.                               10,585          867,000          10,585          847,000
                                                                          -----------                      -----------
                                                                          $ 1,111,000                      $ 1,240,000
                                                                          -----------                      -----------

    Biotechnology - 3% and 1%
       BioHorizon Implant system, Inc.                       193,934      $   300,000               0      $         0
       Metatech Corp.                                         14,817                0               0                0
       Optiva Corporation                                     10,000           63,000          10,000           63,000
       Osteoimplant Technology, Inc. - Common                 80,000           16,000          80,000           96,000
       Vaxgen, Inc.                                           22,800           83,000          20,000           70,000
                                                                          -----------                      -----------
                                                                          $   462,000                      $   229,000
                                                                          -----------                      -----------



    Environmental - 0% and 0%
       Clean America Corp. (The Alta Group)                   59,375      $         0          59,375      $         0
       Inorganic Recycling, Inc.                              10,000                0               0                0
                                                                          -----------                      -----------
                                                                          $         0                      $         0
                                                                          -----------                      -----------

    Finance - 24% and 0%
       Pacific Financial Services Corp.  (wholly                 300      $ 2,212,000               0      $         0
       owned subsidiary)
       Inland Financial Corp.  (wholly owned
       subsidiary)                                               100        1,328,000               0                0
                                                                          -----------                      -----------
                                                                          $ 3,540,000                      $         0
                                                                          -----------                      -----------
    Other - 5% and 4%
       Automotive Performance Group                           50,000      $   100,000               0      $         0
       Linter's, Inc.                                         42,784           75,000          42,784           75,000
       SoftKat, Inc.    -Common                              155,309           40,000         155,309          311,000
       SoftKat, Inc.    -Preferred                           120,000          123,000               0                0
       VINnet Inc.      -Common                               25,000          125,000          25,000          125,000
       VINnet Inc.      -Preferred A                             180          180,000             180          180,000
       VINnet Inc.      -Preferred B                          37,643           94,000          37,643           94,000
                                                                          -----------                      -----------
                                                                          $   737,000                      $   785,000
                                                                          -----------                      -----------

         Total common and preferred stocks (cost $14,563,000 and
$9,631,000)                                                               $12,419,000                      $16,938,000
                                                                           -----------                     -----------

    Debt securities - 5% and 3%
       Inland Financial (wholly-owned subsidiary)                         $   500,000                      $         0
       Knox International                                                           0                          200,000
       Pacific Financial (wholly-owned subsidiary)                            200,000                                0
       TCOM Services, Inc.                                                          0                          276,000
       SoftKat, Inc.                                                                0                          160,000
       VINnet Inc.                                                             23,000                           23,000
                                                                          -----------                     ------------
         Total debt securities (cost $1,418,000 and $1,329,000)           $   723,000                     $    659,000
                                                                          -----------                     ------------

    Partnership interests - 13% and 12%
       Universal Partners. L.P. (majority-owned
       subsidiary)                                                        $ 1,894,000                     $ 2,289,000
       Knox International                                                           0                         100,000
                                                                          -----------                     -----------
           Total partnership interests (cost $1,762,000 and 1,862,000)      1,894,000                       2,389,000
                                                                          -----------                     -----------

         Total - 100% (cost $17,743,000 and
         $12,822,000)                                                     $15,036,000                     $19,986,000
                                                                          ===========                     ===========


         Attention is directed to the foregoing auditor's report and to the accompanying notes to these financial statements.

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                            Years ended December 31,
                                                            -----------------------------------------------------
                                                                 1998               1997               1996
                                                            --------------     --------------     ---------------
Investment income:
   Interest income                                           $    87,000        $    69,000        $    61,000
   Dividend income                                                 3,000              6,000             16,000
                                                             -----------        -----------        -----------
Total income                                                      90,000             75,000             77,000
  Expenses:
   Interest expense                                              533,000          1,099,000          1,597,000
   General and administrative                                  1,182,000          1,490,000          1,651,000
                                                             -----------        -----------        -----------
 Investment (loss) before taxes                               (1,625,000)        (2,514,000)        (3,171,000)
 Income tax benefit                                                8,000            858,000          1,268,000
                                                             -----------        -----------        -----------
 Net investment (loss)                                        (1,617,000)        (1,656,000)        (1,903,000)
                                                             -----------        -----------        -----------
Realized and unrealized gains on investments:
   Realized gain on sale of investments before
     income tax                                                1,372,000          3,032,000          2,904,000
   Income tax provision                                           (7,000)        (1,391,000)        (1,162,000)
                                                             -----------        -----------        -----------
   Net realized gain on sale of investments                    1,365,000          1,641,000          1,742,000
                                                             -----------        -----------        -----------
   Unrealized (depreciation) on investments before
   income tax                                                 (8,371,000)        (1,437,000)        (3,773,000)
   Income tax benefit                                             43,000            491,000            969,000
                                                             -----------        -----------        -----------
   Net unrealized (depreciation) on investments               (8,328,000)          (946,000)        (2,804,000)
                                                             -----------        -----------        -----------
   Net realized and unrealized gains (losses) on
      investments                                             (6,963,000)           695,000         (1,062,000)
                                                             -----------        -----------        -----------
 Net increase (decrease) in net assets resulting from
   operations                                                $(8,580,000)       $  (961,000)       $(2,965,000)
                                                             ===========        ===========        ===========

Loss per share - basic and diluted                           $     (2.70)       $      (.39)       $     (1.25)
                                                             ===========        ===========        ===========

Weighted average shares outstanding                            3,176,660          2,463,219          2,374,516
                                                             ===========        ===========        ===========


         Attention is directed to the foregoing auditors' report and to the accompanying notes to these financial statements.

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      Years Ended December 31,
                                                                        ------------------------------------------------------
                                                                              1998               1997                1996
                                                                        ---------------    ----------------     --------------
Decrease in net assets resulting from operations:

  Net investment loss                                                     $ (1,617,000)       $ (1,656,000)       $ (1,903,000)
  Net realized gains on investments                                          1,365,000           1,641,000           1,742,000
  Net unrealized depreciation on investments                                (8,328,000)           (946,000)         (2,804,000)
                                                                          ------------        ------------        ------------
                                                                            (8,580,000)           (961,000)         (2,965,000)
                                                                          ------------        ------------        ------------

Increase in net assets resulting from capital share transactions:

  Issuance of 133,663 shares of common stock for Universal Partners
    acquisition                                                                                                      1,793,000
  Issuance of compensatory warrants for consulting                                                                     125,000
  Issuance of 2,334 shares of common stock for legal fees                                                               35,000
  Issuance of 666,667 shares of common stock and
      466,667 warrants, net of costs                                            46,000           3,098,000
  Issuance of 166,667 warrants                                                                     100,000
  Issuance of 6,667 shares of common stock for litigation settlement                                50,000
  Issuance of 39,022 shares of common stock for Pacific
      Financial Services Corporation acquisition                               300,000
  Issuance of 153,393 shares of common stock for Inland Financial
    Services Corporation acquisition                                           650,000
  Expenditures attributable to issuance of common stock                        (85,000)
                                                                          ------------        ------------        ------------

                                                                               911,000           3,248,000           1,953,000
                                                                          ------------        ------------        ------------

Total increase (decrease) in net assets                                     (7,669,000)          2,287,000          (1,012,000)

Net assets at beginning of period                                           16,674,000          14,387,000          15,399,000
                                                                          ------------        ------------        ------------

Net assets at end of period                                               $  9,005,000        $ 16,674,000        $ 14,387,000
                                                                          ============        ============        ============



         Attention is directed to the foregoing auditors' report and to the accompanying notes to these financial statements.

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                      Years ended December 31,
                                                                        ------------------------------------------------------
                                                                              1998               1997                1996
                                                                        ---------------    ----------------     --------------
Cash flows from operating activities:
   Net decrease in net assets resulting from operations                   $(8,580,000)      $  (961,000)          $(2,965,000)
   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
      Net unrealized depreciation of investments                            8,371,000         1,437,000             3,773,000
      Net realized gain on investments                                     (1,372,000)       (3,032,000)           (2,904,000)
      Change in net deferred tax liability                                    (44,000)            6,000            (1,090,000)
      Issuance of compensatory warrants                                             0                 0               125,000
      Changes in assets and liabilities:
         Other assets                                                        (102,000)          315,000               (30,000)
         Other liabilities                                                   (169,000)          325,000               148,000
                                                                          -----------       -----------           -----------
            Net cash used in operating activities                          (1,896,000)       (1,910,000)           (2,943,000)
                                                                          -----------       -----------           -----------

Cash flows from investing activities:
   Purchases of common stock, healthcare                                     (362,000)         (314,000)             (234,000)
   Purchases of common stock, high tech                                      (320,000)          (50,000)                    0
   Purchases of common stock, bio tech                                       (313,000)                0                     0
   Purchases of common stock, communications                                 (125,000)                0                     0
   Purchases of common stock, other                                          (100,000)         (165,000)           (1,065,000)
   Purchase of general partnership interest                                         0           (75,000)                    0
   Purchase of equity and debt securities, wholly-owned                    (3,290,000)                0              (750,000)
     subsidiaries
   Purchase of debt securities, other                                               0                 0              (239,000)
   Proceeds from sale of partnership interest                                 122,000                 0                     0
   Proceeds from sale of common stock, healthcare                           2,961,000         9,221,000             5,950,000
   Proceeds from sale of common stock, high technology                         38,000             2,000                23,000
   Proceeds from sale of common stock, other                                   53,000         3,870,000                     0
   Collection of wholly-owned subsidiary note                                       0           749,000                     0
   Collections from debt securities                                           237,000            65,000                50,000
                                                                         ------------       -----------           -----------
            Net cash provided by investing activities                     (1,099,000)        13,303,000             3,735,000
                                                                         -----------        -----------           -----------

Cash flows from financing activities:
   Proceeds from sale of common stock                                         46,000          3,098,000                     0
   Expenditures attributable to issuance of common stock                     (85,000)                 0                     0
   Proceeds from sale of warrants                                                  0            100,000                     0
   Repayments of short term debt                                          (1,000,000)        (1,700,000)           (1,144,000)
   Borrowings from related party                                             300,000            400,000                     0
   Increase (decrease) in margin accounts                                   (605,000)        (3,162,000)              327,000
   Repayments of long term debt                                           (2,000,000)        (4,000,000)                    0
                                                                         -----------        -----------           -----------
            Net cash used in financing activities                         (3,344,000)        (5,264,000)             (817,000)
                                                                         -----------        -----------           -----------

Net increase (decrease) in cash and cash equivalents                      (6,339,000)         6,129,000               (25,000)
Cash and cash equivalents, beginning                                       6,479,000            350,000               375,000
                                                                         -----------        -----------           -----------
Cash and cash equivalents, end                                           $   140,000        $ 6,479,000           $   350,000
                                                                         ===========        ===========           ===========
Supplemental Information:
Cash paid for interest                                                   $   443,000        $   813,000           $ 1,576,000
                                                                         ===========        ===========           ===========
Issuance of common stock for legal fees                                  $         0        $         0           $    35,000
                                                                         ===========        ===========           ===========
Issuance of common stock and warrants for partnership interest           $         0        $         0           $ 1,793,000
                                                                         ===========        ===========           ===========
Issuance of common stock and warrants for equity in wholly
  owned sub.                                                             $   950,000        $         0           $         0
                                                                         ===========        ===========           ===========


         Attention is directed to the foregoing auditors' report and to the accompanying notes to these financial statements.

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       ORGANIZATION

         Walnut is a closed-end management investment company, which elected on October 15, 1997 to be regulated as a Business Development Company ("BDC") under the Investment Company Act of 1940 (as amended, the "Investment Company Act"). As such, Walnut, among other requirements, is required to invest at least 70% of its total assets in certain prescribed "Eligible Assets," which generally include securities of privately-held companies and cash items, government securities and high-quality short-term debt. As of December 31, 1998, Walnut has three primary business focuses: (i) investing in start-up and early stage development companies; (ii) operating an investment vehicle that specializes in bridge financing to small to medium-sized companies; and (iii) providing accounts receivable factoring services to small and medium sized businesses. Walnut engages in its investment business (x) through its wholly-owned subsidiary, Walnut Capital Corp., a Delaware corporation ("Walnut Capital"), which was formed in 1980 for the purpose of operating as a Small Business Investment Company (an "SBIC") under the Small Business Investment Act of 1958 (as amended, the "SBIA") and is subject to regulations promulgated by the Small Business Administration (the "SBA") pursuant to the provisions of the SBIA, and
(y) through its wholly-owned subsidiary, Walnut Funds, Inc., a Delaware corporation ("Walnut Funds"), which has an ownership interest in and indirectly provides investment management services to Walnut Growth Partners Limited Partnership, an Illinois limited partnership ("Walnut Growth"), a $30 million investment fund. Walnut pursues its bridge financings through its wholly-owned subsidiary, Universal Bridge Fund, Inc., a Delaware corporation ("Universal Bridge"). Universal Bridge owns 50% of the outstanding general partnership interests and approximately 83% of the limited partnership interests of Universal Partners, L.P., an Illinois limited partnership ("UPLP"), which was established in 1994. Walnut engages in its accounts receivable factoring service business through its two wholly-owned subsidiaries; Pacific Financial Services Corp., a Washington corporation ("Pacific Financial"), which was acquired in January 1998; and (2) Inland Financial Corp., a Washington corporation ("Inland Financial") which was acquired in October 1998. Walnut engages in the human resources and quality assurance consulting business through its wholly-owned subsidiary, Walnut Consulting, Inc., a Delaware corporation ("Walnut Consulting"), which activity is currently insignificant. Management anticipates that Walnut may seek to cease to be a BDC upon the acquisition of additional operating businesses. However, Walnut may not change the nature of its business so as to cease to be a BDC unless such change is approved by Walnut's stockholders in accordance with the Investment Company Act. As a result of the technical nature of the Investment Company Act, Walnut's wholly-owned subsidiaries, Walnut Capital, Walnut Funds and Universal Bridge, also have each elected to be regulated as a BDC. On September 28, 1997, Walnut sold all of the outstanding stock of its wholly-owned subsidiary, NFS Services, Inc., a Delaware corporation ("NFS"), which performed consulting and asset recovery services.

         On June 17, 1996, Walnut issued 133,663 shares of Common Stock, together with five-year warrants to purchase an additional 116,391 shares of Common Stock at an exercise price of $18.00, in connection with the purchase by Universal Bridge (the "Universal Acquisition") of approximately 83% of the limited partnership interests and 50% of the general partnership interests of UPLP. The warrants issued in the Universal Acquisition were subsequently canceled pursuant to an exchange offer made by Walnut whereby each holder elected to exchange their warrants for shares of newly issued Common Stock and cash in lieu of fractional shares. The exchange offer provided that one share of Common Stock would be issued to the holder for every four warrants held. The exchange offer was consummated on December 18, 1997. The investment assets of UPLP at the time of acquisition were $1,251,000, net debt securities were $423,000, total assets were $2,266,000 and liabilities were $75,000.

         On October 27, 1997, Walnut initiated a private placement to accredited investors (the "1997 Private Placement") of a minimum of 50, and a maximum of 80, units (the "Units") at $50,000 per Unit. Each Unit consisted of 8,333 shares of Common Stock and 5,833 Class A Redeemable Common Stock purchase warrants (a "Class A Warrant" and collectively, the "Class A Warrants"). Pursuant to the 1997 Private Placement, Walnut issued 666,667 shares of Common Stock and 466,667 Class A Warrants for gross proceeds of $4,000,000. Walnut used a portion of the proceeds of the 1997 Private Placement to acquire all of the issued and outstanding capital stock of Pacific Financial Services Corporation. Also on December 18, 1997, Walnut consummated the sale of an additional 166,667 Class A Warrants to certain investors for $100,000.

         On January 28, 1998, Walnut acquired all the outstanding common stock of Pacific Financial for $3,000,000 consisting of $1,500,000 in cash, 39,022 shares of Walnut's common stock valued at $300,000, $300,000 in short term notes and $900,000 in notes payable January 2, 2002. The $300,000 short-term notes were paid at the Pacific closing in accordance with the terms of the acquisition agreement. The remaining notes are guaranteed by Walnut and bear interest at 8%. Pacific is in the business of accounts receivable factoring in the Northwest United States.

         On October 19, 1998, Walnut acquired Inland Financial through the merger of a newly formed, wholly owned subsidiary of Walnut with and into Inland Financial with Inland Financial continuing after such merger as the surviving corporation. Upon consummation of the merger, Walnut received all the outstanding shares of capital stock of the surviving corporation and the former stockholders of Inland Financial received in the aggregate $650,000 in cash, 153,393 shares of Walnut's common stock valued at $650,000, and $150,000 in short term notes. The short-term notes are guaranteed by Walnut and bear interest at 8% per annum. Such stockholders are eligible to receive additional payments of cash, notes and stock of Walnut valued at up to $950,000, based on the net income performance of Inland through April 2000. Inland is in the business of accounts receivable factoring in the Northwest United States.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         PRINCIPLES OF CONSOLIDATION. The financial statements include the accounts of Walnut, Walnut Capital, Universal Bridge, Walnut Funds and Walnut Consulting, each from the applicable date of acquisition or organization. Investments in Pacific and Inland are recorded at cost which approximate fair market value. Inter-company transactions and balances have been eliminated in consolidation.

         NET LOSS PER SHARE. Walnut adopted SFAS No. 128 "Earnings Per Share" in the period ended December 31, 1997 and has retroactively applied the effects thereof for 1996. Accordingly, the presentation of per share information includes calculations of basic and diluted income (loss) per share. There was no impact on the per share amounts previously reported. In January 1999, Walnut effected a 1 for 6 reverse stock split. All share and per share amounts have been retroactively adjusted to account for the split.

         GENERAL. Walnut Capital is an SBIC licensee. The accompanying financial statements include financial information for Walnut Capital that has been prepared on a basis appropriate for SBICs as indicated by the American Institute of Certified Public Accountants in its guide, Audits of Investment Companies.

         INVESTMENT VALUATION. The non-marketable investments and partnership interests are stated at fair value as determined by the Board at December 31, 1998 and 1997. The Board takes into account developments since the acquisition of the investments, and other factors pertinent to the valuation of investments. The Board, in making its valuation, has in many instances relied on financial data and on estimates made by the investee companies and professional advisors as to the effect of future developments. The marketable investments and/or their derivatives are carried at market value. Market values are determined based on the average of the closing quotations as of December 31, 1998 and 1997 and the preceding two trade days, recognizing a percentage reduction when applicable.

         Debt securities are valued at their face principal amount and bear interest from 7% to 12%. The debt may be issued together with stock or warrants whose initial value is nominal. Walnut does not obtain collateral upon the extension of credit for most debt securities. In the event that a debt security is in default with respect to principal or interest, Walnut establishes a reserve against the face value and does not accrue additional interest. A reserve may be established for the full amount due to Walnut if the Board determines that the issuer will be unable to fulfill its obligation to Walnut.

         Realized gains and losses on securities are determined on the specific identification method by subtracting the cost, plus any transaction fees, from the sales prices, less any transaction fees. Unrealized gains and losses are determined by subtracting the carrying value (market/fair value) at the end of the period from the carrying value (market/fair value) at the beginning of the period.

         INTEREST INCOME. Walnut records interest on debt securities when the indebtedness is current, in accordance with the terms of the agreements made with investee debtors. A reserve for loss is established to the extent there is doubt as to the collectibility of current amounts recorded. Walnut generally recognizes interest earned on debt securities which are six months or more delinquent only when collectibility is assured.

         FAIR VALUE OF FINANCIAL INSTRUMENTS. The following methods and assumptions were used by Walnut in estimating its fair value disclosures for financial instruments other than investments:

         Cash and cash equivalents approximate fair value.

         Short-term payables -- the carrying amount approximates fair value due to the short-term maturities of these instruments.

         Long-term debt approximates fair value based on borrowing rates currently offered to Walnut.

         INCOME TAXES. Deferred tax liabilities and assets are recognized for the estimated future tax consequences of temporary differences and net operating loss carryforwards. Temporary differences are primarily the result of the differences between the tax bases of assets and liabilities and their financial reporting amounts. Deferred tax liabilities are measured by applying enacted statutory tax rates, applicable to the future years, in which deferred tax liabilities are expected to be settled or realized. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense (benefit) consists of the taxes payable (benefits available) for the current period and the change in deferred tax assets and liabilities during the period.

         Walnut is not entitled to the treatment available to regulated investment companies and is taxed as a regular corporation for federal and state income tax purposes. Walnut files a consolidated federal income tax return with its four wholly owned subsidiaries.

         CASH AND CASH EQUIVALENTS. Walnut considers all highly liquid investments with original maturities of three months or less to be cash equivalents for purposes of the statement of cash flows. Cash and cash equivalents which potentially subject Walnut to concentrations of credit risk consist principally of temporary cash investments with commercial banks. Walnut had no temporary cash on deposit in excess of insured amounts as of December 31, 1998.

         MARGIN ACCOUNTS. Walnut uses margin accounts established at several brokerage houses for operations. Interest accrues at the brokers' call rate plus 1% and is charged monthly on the margin balance.

         FIXED ASSETS. Fixed assets are recorded at cost. Depreciation is computed on the straight line method over the estimated economic lives of the assets, which range from 5 to 7 years.

         USE OF ESTIMATES. The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         STOCK-BASED COMPENSATION. During 1996, Walnut adopted Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS No. 123). The provisions of SFAS No. 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion 25, Accounting for Stock Issued to Employees (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. Walnut has elected to continue to apply APB 25 in accounting for its stock option incentive plans. (See Note 12)


3.       LONG-TERM DEBT

         A)       SBA DEBENTURES

         Debentures payable were $2,000,000 at December 31, 1998 (the "Walnut Debentures"). Walnut Debentures with a principal balance of $2,000,000 are payable to SBIC Funding Corp. or its designee on September 1, 1999 and bears interest at 8.8%, payable semiannually on March 1, 1999 and September 1, 1999.

         All principal and interest payments due pursuant to the Walnut Debentures have been paid as required. Payment of the Walnut Debentures is guaranteed by the SBA. Under the terms of the Walnut Debentures, Walnut Capital may not, without prior permission of the SBA, repurchase or retire any of its common stock or make any distribution to Walnut, except from undistributed realized earnings computed in accordance with SBA regulations.

         In 1998, the SBA issued a finding that Walnut had violated Section 107.700, by purchasing securities from a big business as defined. Walnut believes the SBA is in error in their interpretation of this finding, by including shares held by employees of the seller as being affiliated with such seller. The SBA has also informed Walnut that it is in violation of section 107.503(c) and 107.650 and valuation guidelines for SBICs. Walnut disagrees with the SBA's interpretation of the requirements and the matter is being discussed with the SBA. The SBA also found the company in violation of Section 107.825(e), purchase of securities from non-issuers. Walnut believes this finding to be inconsistent with actions taken by the SBA in the past, and has entered into discussions with the SBA to clarify the issue. Further, Walnut Capital did not file its Form 468 timely for the year ended December 31, 1998. This report was due on March 31, 1999. Management believes that none of these findings will have material effect on Walnut Capital, or Walnut as a whole.

         As of December 31, 1998 and December 31, 1997, the Walnut Debentures payable are due as follows:


                                1998                1997
                           ---------------     ---------------
         1998                                    $2,000,000
         1999               $2,000,000           $2,000,000
                            ----------           ----------
                            $2,000,000           $4,000,000
                            ==========           ==========


         B)       NOTES PAYABLE TO BANKS

         On August 31, 1995, Walnut established a $4 million line of credit with American National Bank and Trust Company of Chicago ("ANB"). This line was replaced as of September 8, 1996 with a term loan of $2,850,000. A principal payment of $575,000 was made on March 31, 1997 and the balance was due on July 31, 1997. This loan was renewed and amended to provide quarterly principal payment of $250,000 commencing on December 31, 1997 with a maturity date of June 30, 1999. On December 31, 1998, this bank loan was further amended to require an immediate principal payment of $100,000 and quarterly principal payments thereafter and it has an amended maturity date of December 31, 1999. Following the principal payment required on such date, the loan had a principal balance of $1,025,000 on December 1998. The interest rate associated with this loan is ANB's base rate plus 2% (10.5% as of December 31, 1998 and 1997). Two Directors of Walnut personally guarantee the loan.

         C)       NOTES PAYABLE TO RELATED PARTIES

         In April 1997, Walnut received an unsecured loan from a related party in the amount of $400,000. Such loan bears interest at 9.5% per annum. The loan is to be repaid in four quarterly installments commencing March 31, 1998. The first and second installments were paid on April 1, 1998 and July 1998, respectively. The third and fourth payments which were due on October 1, 1998 and January 1, 1999 respectively have been deferred and Walnut is allowed to defer further principal payments until the quarter ending June 30, 1999 provided that quarterly interest is paid on the outstanding balance.

         In connection with the transaction through which Walnut acquired Inland Financial, Walnut borrowed $250,000 from each of two related parties. Walnut issued to each entity a promissory note which matures on October 13, 2001. The promissory notes bear interest at a rate of 15% per year payable quarterly.

4.       MARGIN BROKERAGE ACCOUNTS

         Brokerage margin payable to one investment banker consists of advances of $894,000 under a line of credit as of December 31, 1998. The brokerage account accrues interest on a monthly basis at the brokers' call rate plus 1% (7.75% at December 31, 1998) and is collateralized by 200,000 shares of First Health Group common stock, having a fair market value of approximately $3,200,000 at December 31, 1998, and 22,872 shares of Mariner Post-Acute Network, Inc. common stock, having a fair market value of approximately $109,000 at December 31, 1998.

         Brokerage margin payable to a second investment banker consists of advances of $799,000 under a line of credit as of December 31, 1998. Advances under this line cannot exceed 40% of the quoted market bid for shares accepted by the investment banker, and this amount is calculated on an ongoing basis to reflect market changes. The brokerage account accrues interest on a monthly basis at the brokers' call rate plus 1% (7.5% at December 31, 1998). This line of credit is collateralized by 55,000 shares of First Health Group, Inc. common stock, having a fair market value of approximately $911,000 at December 31, 1998, 117,885 shares of Mariner Post-Acute Network, Inc. common stock, having a fair market value of approximately $553,000 at December 31, 1998, and 300,000 shares of I-Flow Corp. common stock, having a fair market value of approximately $366,000 at December 31, 1998.

5.       INCOME TAXES

         As at December 31, 1998 and 1997, the components of Walnut's net deferred tax asset and liability were as follows:


                                                      1998              1997
                                                      ----              ----

         Deferred tax liability:
           Unrealized gains                        $        0       $(2,162,000)

         Deferred tax asset:
           Unrealized losses                         1,082,000
           Alternative minimum tax credit              145,000
           Deferred compensation                       120,000
           Net operating loss benefit                1,632,000        2,118,000
                                                   -----------      -----------
                                                     2,979,000          (44,000)

         Valuation allowance                        (2,979,000)               0
                                                   -----------      -----------

         Net deferred tax asset (liability)        $         0      $   (44,000)
                                                   ===========      ===========



         The difference between book and tax accounting for investments is the primary source of the non-current deferred tax liability. For financial reporting purposes, investments are carried at market and for income tax purposes, investments are carried at cost. This resulted in unrealized gains that are treated as temporary differences under standards for accounting for income taxes. Additionally, in 1998, it was determined that Walnut would fully reserve its deferred tax asset as the realization of such asset was not assured. The valuation allowance was increased by $2,979,000 for the year ended December 31, 1998.

         The components of the income taxes for the years ended December 31 were as follows:


                                                       1998                1997                 1996
                                                -----------------    ----------------    ----------------
Tax (benefit) on net income:
                                      Federal   $           7,000    $       (729,000)    $     (1,073,000)
                                        State               1,000            (129,000)            (195,000)
                                                -----------------    ----------------     ----------------
                                        Total   $           8,000    $       (858,000)    $     (1,268,000)
                                                =================    ================     ================
Tax expense on realized gain:
                                      Federal   $          (6,000)   $      1,182,000     $        988,000
                                        State              (1,000)            209,000              174,000
                                                -----------------    ----------------     ----------------
                                        Total   $          (7,000)   $      1,391,000     $      1,162,000
                                                =================    ================     ================
Tax expense (benefit) on unrealized
loss:                                 Federal   $          37,000    $       (417,000)    $       (824,000)
                                        State               6,000             (74,000)            (145,000)
                                                -----------------    ----------------     ----------------
                                                $          43,000    $       (491,000)    $       (969,000)
                                        Total   =================    ================     ================


         Walnut's effective federal tax rate was 0.5% in 1998, compared to an overall statutory rate of 34%. This difference was due to Walnut fully reserving its deferred tax asset.


                                                  1998                  1997                  1996
                                             ---------------       ----------------     ----------------
Pre-tax (loss)/gain                          $    (8,624,000)      $       (919,000)    $     (4,202,000)
                                             ===============       ================     ================
Federal tax expense/(benefit) at
statutory rate of 34%                             (2,932,000)              (312,000)          (1,428,000)
Non-deductible items related to
wholly-owned subsidiary                                    0                390,000              374,000
State tax, net of federal benefit                   (129,000)               (55,000)             (96,000)
Alternative minimum tax                               38,000                 80,000               27,000
Increase in valuation allowance                    2,979,000                      0                    0
                                             ---------------        ---------------     ----------------
                                                     (44,000)               103,000           (1,123,000)
Other - net                                                0                (61,000)              48,000
                                             ---------------        ---------------     ----------------
Tax (benefit) expense                        $       (44,000)       $        42,000     $     (1,075,000)
                                             ===============        ===============     ================

         As of December 31, 1998, Walnut had net operating loss carryforwards available for federal income tax purposes as follows:

                                   Expiration                     Amount
                         --------------------------------      ----------------
                                      2007                     $     1,067,000
                                      2008                           1,933,000
                                      2009                             643,000
                                      2010                             295,000
                                      2018                             143,000
                                                               ----------------
                                                               $     4,081,000
                                                               ================


6.       COMMITMENTS, CONTINGENCIES AND OTHER MATTERS

         A.       LEASE

         Walnut Capital leases office space and services, also utilized by Walnut, from an affiliate at approximately $5,000 per month as of December 31, 1998. The lease is renewable annually at the discretion of the parties. Walnut paid approximately $56,000, $58,000, and $57,000 for rent for the years ended December 31, 1998, 1997, and 1996, respectively, and $10,000, $9,000, and
$70,000 for services for the years ended December 31, 1998, 1997 and 1996, respectively.

         B.       EMPLOYMENT AGREEMENTS

         Walnut entered into employment agreements with each of Burton W. Kanter and Joel S. Kanter in January 1996. Each of the agreements expired by its terms in February 1998. Mr. Burton Kanter's employment agreement provided that he was entitled to a minimum base salary of $100,000 per annum (which is paid in part to Mr. Kanter individually and in part to his sole proprietorship doing business as BK Consultants; see Footnote 7 - Related Party Transactions.) He is also entitled to a bonus as determined by the Board of Directors from time to time in its absolute and sole discretion. Amounts due under Mr. Burton Kanter's employment agreement were not paid in 1998, 1997 and 1996 and are being accrued by Walnut. The terms and conditions of the employment agreement of Mr. Joel Kanter was generally identical to that of Burton Kanter except that Joel Kanter was entitled to a minimum base salary of $70,000 per annum; however, the Board of Directors determined to increase such base salary to $200,000 for fiscal 1997 and 1996 and increase such salary to $225,000 for 1998 (see Footnote 7 - Related Party Transactions). Joel Kanter's agreement also differed in that Joel Kanter agreed not to compete with Walnut or NFS (but not Walnut Capital) for a period of three years after his termination of employment with Walnut Capital.

         C.       GUARANTEES OF INDEBTEDNESS

         Walnut guarantees the indebtedness of each of Pacific Financial and Inland Financial under their respective revolving lines of credit. Subject to certain conditions, Inland Financial is permitted to borrow up to $2,500,000 under its credit facility and Pacific Financial is permitted to borrow up to $1,000,000 under its credit facility. Walnut's guarantee of each facility is a guarantee of payment and not a guarantee of collection.

7.       RELATED PARTY TRANSACTIONS

         Walnut and its subsidiaries retain a law firm at which an officer of Walnut has been of counsel since 1993. The wife of such officer has been an employee of and is currently a partner in such firm. Legal fees of approximately

$115,000, $249,000 and $165,000 were incurred by Walnut for the years ended December 31, 1998, 1997 and 1996, respectively.

         At December 31, 1998, 1997 and 1996, approximately $120,000, $123,000 and $128,000, respectively, were due to the law firm and are included in accounts payable, accrued expenses and other current liabilities in the accompanying balance sheet.

         As described above at Footnote 6.b., Walnut retains Mr. Burton W. Kanter and his sole proprietorship doing business as BK Consultants to render services regarding Walnut's operations and investment matters. There were no payments to him in 1998, 1997 and 1996, but $100,000 in salary was accrued by Walnut for 1998, 1997 and 1996.

         Periodically an officer of Walnut Capital, or a designee of Walnut Capital, serves in the capacity of director or observer to the board of directors of investee companies.

         Mr. Joel S. Kanter and Mr. Burton Kanter personally guarantee the amounts due to ANB under Walnut's line of credit (see Footnote 3.b.).

8.       CONCENTRATION OF RISK

         Walnut has significant holdings of investments in the health care industry. Total investments in the health care industry in debt and equity securities were approximately $6,085,000 and $14,367,000 as of December 31, 1998 and 1997 respectively (including unrealized appreciation of approximately $1,095,000 and $9,248,000 as of December 31, 1998 and 1997 respectively).

         Additionally, substantially all of Walnut's cash and securities are held by a custodian broker who is highly capitalized and a member of major securities exchanges or at a major banking institution.

9.       FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

         Walnut from time to time makes commitments to provide financing in the form of loans, debt securities and equity investments. Walnut's maximum exposure to credit loss in the event of nonperformance by the other party is represented by the contractual notational amount of these instruments. As of December 31, 1998, no commitments were outstanding.

         Walnut evaluates each portfolio investee's credit worthiness on a case-by-case basis. Generally, collateral is not obtained by Walnut upon the extension of credit.

10.      STOCKHOLDERS' EQUITY

         A.       PREFERRED STOCK.

                  Walnut is authorized to issue up to 1,000,000 shares of its preferred stock in one or more series. As of December 31, 1998, no shares of preferred stock were outstanding.

         B.       COMMON STOCK.

                  In December 1997, in connection with the 1997 Private Placement, Walnut issued 666,667 shares of Common Stock and 466,667 warrants, exercisable through December, 2000 for net proceeds of $46,000 in 1998 and $3,098,000 in 1997. The exercise price of these warrants is $9.00.

                  In February 1998, Walnut issued 39,022 shares of common stock in the acquisition of Pacific Financial Services Corp.

                  In October 1998, Walnut issued 153,393 shares of common stock in the acquisition of Inland Financial Services Corp.

         C.       COMMON STOCK OPTIONS AND WARRANTS.

                  (1) In 1994, Walnut adopted the NFS Services, Inc. (Utah) 1994 Incentive Stock Option Plan, which was amended and restated and approved by Walnut's stockholders in December 1997 (as amended, the "1994 Plan"). The 1994 Plan is administered by a stock incentive plan administrative committee appointed by Walnut's Board of Directors (the "1994 Plan Committee"). The 1994 Plan Committee has the authority, subject to approval by Walnut's Board of Directors, the terms of the 1994 Plan and the Investment Company Act, to select the persons to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the 1994 Plan and to make all other determinations that it may deem necessary or advisable for the administration of the 1994 Plan. The 1994 Plan provides for the grant of incentive stock options, nonstatutory options, and restricted stock and stock appreciation rights ("SARs"), as determined in each individual case by the 1994 Plan Committee. Walnut's Board of Directors has reserved 1,000,000 shares of Common Stock for issuance under the 1994 Plan. Walnut has granted options under the Plan as follows:


                                                            1998                               1997
                                               -------------------------------   ----------------------------------
                                                   Shares       Weighted avg.         Shares        Weighted avg.
                                                               exercise price                      exercise price

Options outstanding at beginning of year             35,167        $11.28                42,250        $15.30
   Granted                                           16,667        $ 7.86                33,167        $11.04
   Expired                                                0                             (12,750)       $17.04
   Canceled                                               0                             (27,500)       $14.46
                                               ---------------                    ---------------
Options outstanding at end of year                   51,834        $10.18                35,167        $11.28
                                               ===============                    ===============
Options exercisable at end of year                   24,750        $11.22                19,583        $11.16
                                               ===============                    ===============

The weighted average life of options outstanding is 7.37 years.

                  (2) In connection with the Business Combination, Walnut assumed the Walnut Capital Corporation 1987 Stock Option Plan (as amended, the "1987 Plan"). The 1987 Plan is administered by a stock option plan administrative committee appointed by the Board of Directors (the "1987 Plan Committee"). The 1987 Plan Committee has the authority, subject to approval by Walnut's Board of Directors and the terms of the 1987 Plan, to select the persons to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the 1987 Plan and to make all other determinations that it may deem necessary or advisable for the administration of the 1987 Plan. The 1987 Plan provides for the grant of incentive stock options or nonstatutory options, as determined in each individual case by the 1987 Plan Committee. There are 806,930 shares of Common Stock reserved for issuance under the 1987 Plan. Awards of incentive stock options to purchase up to 24,993 shares of Common Stock, and awards of nonstatutory options to purchase 109,495 shares of Common Stock, have been granted pursuant to the 1987 Plan to various officers, directors, employees, and consultants of Walnut Capital. During 1997, incentive stock options for 24,993 shares were canceled in connection with termination of employment. Of the non-qualified stock options, options for 11,170 shares were also canceled in 1997. Options outstanding at year end are subject to a variety of vesting requirements and, at December 31, 1997, 97,107 shares were exercisable. The exercise price of the options outstanding pursuant to the 1987 Plan is $10.80 per share of Common Stock. The average exercise price of options outstanding under the 1987 Plan is $10.80. As a result of the Business Combination, no further awards will be granted under the 1987 Plan. During the year ended December 31, 1998 and 1997, no options to acquire Common Stock were exercised.

                  (3) In December 1997, Walnut sold 166,667 warrants for $100,000 to five investors. The exercise price of the warrants, which were immediately exercisable, is $9.00.

11.      CONDENSED FINANCIAL INFORMATION OF SUBSIDIARY

         The following is the condensed financial information of Universal Bridge's majority-owned subsidiary, Universal Partners, LP., as of and for the years ended December 31, 1998 and 1997:

                                                                        1998                1997
                                                                  ----------------   ---------------
         Statement of Operations Data

             Net investment (loss) income                         $        (81,000)  $      (114,000)
             Realized gains on sale of investments                           4,000           553,000
             Unrealized gain (loss) on investments                        (416,000)          177,000
                                                                 -----------------   ---------------
             Net income (loss)                                            (493,000)  $       616,000
                                                                  ================   ===============

         Balance Sheet Data

             Investments in marketable equity securities
                  (cost of $450,000 and $662,000,                 $        748,000   $       986,000
                  respectively)
             Investments in non-marketable equity securities
                  (cost of $955,000 and $534,000,                          729,000           434,000
                  respectively)
             Investments in non-marketable debt securities
                  (less reserves of $375,000 and $320,000,
                  respectively)                                            480,000           485,000
                                                                  ----------------   ---------------
                                                                  $      1,957,000   $     1,905,000
                                                                  ================   ===============

             Total assets                                         $      2,328,000   $     2,790,000
             Total liabilities                                              58,000            56,000
                                                                  ----------------   ---------------
             Partnership capital                                  $      2,270,000   $     2,734,000
                                                                  ================   ===============

12.      STOCK OPTION COMPENSATION

         Walnut applies APB Opinion 25 and related interpretations in accounting for its employee stock option and purchase plans. In October, 1995, Statement of Financial Accounting Standards No. 123 ("SFAS 123") were issued and requires Walnut to elect either expense recognition or disclosure-only alternative for stock based employee compensation. The expense recognition provision encouraged by SFAS 123 would require fair-value based financial accounting to recognize compensation expense for the employee stock compensation plans. Walnut has elected the disclosure-only alternative.

         Walnut has computed the pro forma disclosures required under SFAS 123 for employee stock options granted as of December 31, 1996 using the Black Scholes option pricing model prescribed by SFAS 123. The weighted average fair value at date of grant for options granted during the years ended December 31, 1996 is $6.96. There were no employee options granted during 1998 or 1997.

         In estimating the value of options pursuant to the accounting provisions of Financial Accounting Standard No SFAS 123 Walnut used the following assumptions:


                                                      Year Ended
                                                  December 31, 1996
                                                  -----------------
          Risk free interest rate                    5.9% - 7.9%
          Expected life                                5 years
          Expected volatility                            67%
          Dividend yield                                  0

         If compensation cost was measured using the fair value provisions of SFAS 123 then Walnut's net loss and net loss per share would have been approximately $3,226,000 and ($1.36) and, for the year ended December 31, 1996.

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES


                                                                              MARCH 31,
                                                                                 1999               DECEMBER 31,
                                                                             (UNAUDITED)                1998
                                                                           -----------------      -----------------
Assets:
Investments at Market or Fair Value:
     Marketable equity securities (cost of $1,069,000 in 1999 and
     $1,080,000 in 1998 )                                                  $      1,199,000       $      5,132,000
     Non-marketable equity securities (cost of $13,483,000 in 1999
     and $13,483,000 in 1998)                                                     7,227,000              7,287,000
     Non-marketable debt securities (cost of $1,413,000 in 1999
     and $1,418,000 in 1998)                                                        723,000                723,000
     Partnership Interests (Cost of $1,762,000 in 1999 and
     $1,762,000 in 1998)                                                          1,879,000              1,894,000
                                                                           -----------------      -----------------
       Total portfolio securities                                                11,028,000             15,036,000

Cash and cash equivalents                                                         2,067,000                140,000
Other assets                                                                        158,000                146,000
                                                                           -----------------      -----------------
       Total assets                                                              13,253,000             15,322,000

Liabilities:
     Margin payable to brokers                                                            0              1,692,000
     Notes payable to banks                                                         925,000              1,025,000
     Notes payable to related parties                                               700,000                700,000
     Accounts payable, accrued expenses and other current liabilities               650,000                600,000
       Accrued officer's compensation                                               325,000                300,000
     Debentures payable                                                           2,000,000              2,000,000
                                                                           -----------------      -----------------
       Net assets                                                          $      8,653,000       $      9,005,000
                                                                           -----------------      =================

Preferred stock, no stated value, 1,000,000, no shares issued

Common stock, $.01 par value, 50,000,000 shares authorized,
3,350,533 and 3,301,863 issued and outstanding                             $        198,000       $        198,000

Additional paid in capital                                                       19,137,000             19,137,000

Accumulated deficit:

     Net investment loss                                                        (14,668,000)           (14,293,000)
     Net realized gain on investment                                             13,648,000              9,628,000
     Net unrealized depreciation of investments                                  (9,662,000)            (5,665,000)
                                                                           -----------------      -----------------

      Net assets applicable to outstanding common shares
      (equivalent to $2.58 and $2.73 per share based on
      3,350,533 and 3,301,863 outstanding common shares
      at March 31, 1999 and December 31, 1998, respectively)               $      8,653,000       $      9,005,000
                                                                           =================      =================

                         WALNUT FINANCIAL SERVICES, INC.
                            INVESTMENTS IN SECURITIES
                                 MARCH 31, 1999
                                   (UNAUDITED)


                                                                                  SHARES         VALUE
                                                                                  ------         -----
Common and Preferred Stocks -
    Healthcare - 19%
       American Psych Systems, Inc.                                               122,950     $  150,000
       Greystone Medical Group, Inc.                                              200,000         40,000
       HP America Inc.                                                             66,667              0
       I-Flow Corporation                                                         300,000        863,000
       Ivonyx Group Services, Inc.                                                100,000        100,000
       Mariner Post-Acute Network (formerly Paragon Health)                       140,757        326,000
       Med Images, Inc.                                                           241,530        454,000
       MHM Services, Inc.                                                         131,955         66,000
       Rainbow Medical, Inc.                                                       25,000         50,000
       Sovereign Medical Acquisition Corp.     -Common                              4,000         24,000
       Sovereign Medical Acquisition Corp.     -Units                               3,333         20,000
                                                                                              ----------
                                                                                               2,093,000
                                                                                              ----------
    High technology - 5%
       Logic Devices Incorporated                                                  45,000        128,000
       Madison Info. Tech.     - Preferred A                                       60,000        150,000
       Madison Info. Tech.     - Preferred B                                       60,000        150,000
       Multimedia Games, Inc.                                                       2,500         11,000
       Thermo Information Solutions, Inc.                                          10,000         90,000
       J.L. Wickham Co., Inc.     -Common                                         250,696              0
       J.L. Wickham Co., Inc.     -Preferred                                      281,788              0
                                                                                              ----------
                                                                                                 529,000
                                                                                              ----------

    Communications - 10%
       International Business Network                                              70,000        105,000
       Trans Global Services, Inc.                                                 83,839         93,000
       Vision III Imaging, Inc.                                                    10,835        867,000
                                                                                              ----------
                                                                                               1,065,000
                                                                                              ----------

    Biotechnology - 4%
       BioHorizons Implant Systems, Inc.                                          193,934        300,000
       Metatech Corp.                                                              14,817              0
       Optiva Corporation                                                          10,000         63,000
       Osteoimplant Technology, Inc.                                               80,000         16,000
       Vaxgen, Inc.                                                                22,800         83,000
                                                                                              ----------
                                                                                                 462,000
                                                                                              ----------
    Environmental - 0%
       Clean America Corp.                                                         59,375              0
       Inorganic Recycling, Inc.                                                   10,000              0
                                                                                              ----------
                                                                                                       0
                                                                                              ----------

    Finance - 32%
       Inland Financial Corp. (wholly-owned subsidiary)                               100      1,328,000

       Pacific Financial Services, Inc. (wholly-owned                                 300      2,212,000
                                                                                             -----------
       subsidiary)
                                                                                               3,540,000
                                                                                             -----------
    Other - 7%
       Automotive Performance Group                                                50,000        100,000
       Linter's, Inc.                                                              42,784         75,000
       ESynch Corp. (formerly SoftKat, Inc.)    - Common                          155,309         40,000
       ESynch Corp. (formerly SoftKat, Inc.)    - Preferred                       120,000        123,000
       VINnet Holdings, Inc.     - Common                                          25,000        125,000
       VINnet Holdings, Inc.     - Preferred A                                        180        180,000
       VINnet Holdings, Inc.     - Preferred B                                     37,643         94,000
                                                                                             -----------
                                                                                                 737,000
                                                                                             -----------
Total common and  preferred stocks (cost $14,552,000)                                          8,426,000


    Debt securities - 6%
       Inland Financial (wholly-owned subsidiary)                                                500,000
       Pacific Financial (wholly-owned subsidiary)                                               200,000
       TCOM Services, Inc.                                                                             0
       VINnet Holding, Inc.                                                                       23,000
                                                                                             -----------
         Total debt securities (cost $1,413,000)                                                 723,000
                                                                                             -----------

    Partnership interests - 17%
       Universal Partners. L.P. (majority-owned subsidiary)                                    1,879,000
                                                                                             -----------

         Total partnership interests (cost $1,762,000)                                         1,879,000
                                                                                             -----------

         Total - 100% (cost $17,727,000)                                                     $11,028,000
                                                                                             -----------

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                                                        FOR THE THREE MONTHS ENDED
                                                                                                  MARCH 31,
                                                                               --------------------       ------------------
                                                                                      1999                      1998
                                                                               --------------------       ------------------
Investment income:
   Interest income                                                                          26,000                   34,000
   Dividend income                                                                               0                        0
                                                                               --------------------       ------------------
 Total income                                                                               26,000                   34,000
Expenses:
   Interest expense                                                                        111,000                  177,000
   General and administrative                                                              290,000                  304,000
                                                                               --------------------       ------------------
 Net investment (loss) before taxes                                                       (375,000)                (447,000)
 Income tax benefit                                                                              0                  179,000
                                                                               --------------------       ------------------
 Net investment (loss)                                                                    (375,000)                (268,000)
                                                                               --------------------       ------------------
Realized and unrealized gains on investments:
   Realized gain on sale of investments before income tax                                4,020,000                  959,000
   Income tax provision                                                                          0                 (384,000)
                                                                               --------------------       ------------------
   Net realized gain on sale of investments                                              4,020,000                  575,000
                                                                               --------------------       ------------------
   Unrealized (depreciation) on investments before income tax                           (3,997,000)                (928,000)
   Income tax benefit                                                                            0                  371,000
                                                                               --------------------       ------------------
   Net unrealized (depreciation) on investments                                         (3,997,000)                (557,000)
                                                                               --------------------       ------------------
   Net realized and unrealized gains  (losses) on investments                               23,000                   18,000
                                                                               --------------------       ------------------
   Net increase (decrease) in net assets resulting from operations                    $   (352,000)          $     (250,000)
                                                                               ====================       ==================

   Loss per share - basic and diluted                                                 $      (0.11)          $        (0.08)
                                                                               --------------------       ------------------

   Weighted average shares outstanding                                                   3,350,533                3,135,400
                                                                               ====================       ==================

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                   (UNAUDITED)



                                                                              FOR THE THREE MONTHS ENDED
                                                                                       MARCH 31,
                                                                         -----------------------------------
                                                                              1999                1998
                                                                         ----------------    ---------------
Decrease in net assets resulting from operations:
  Net investment loss                                                    $       (375,000)   $       (268,000)
  Net realized gains on investments                                             4,020,000             575,000
  Net unrealized depreciation on investments                                   (3,997,000)           (557,000)
                                                                         ----------------    ----------------
                                                                                 (352,000)           (250,000)
                                                                         ----------------    ----------------

Increase in net assets resulting from capital share transactions:

  Issuance of 39,022 shares of common stock for Pacific Financial
    Services, Inc.                                                                      0             300,000
   Expenditures attributable to issuance of common stock                                0             (74,000)
                                                                         ----------------    ----------------
                                                                                        0             226,000

Total increase (decrease) in net assets                                          (352,000)            (24,000)
                                                                         ----------------    ----------------

Net assets at beginning of period                                               9,005,000          16,674,000
                                                                         ----------------    ----------------

Net assets at end of period                                              $      8,653,000    $     16,650,000
                                                                         ================    ================


                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                             FOR THE THREE MONTHS ENDED
                                                                                     MARCH 31,
                                                                       ---------------------------------------
                                                                                1999                 1998
                                                                              --------             ------
Cash flows from operating activities:
   Net decrease in net assets resulting from operations                    $   (352,000)        $   (250,000)
   Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Net unrealized depreciation of investments                              3,997,000              928,000
      Net realized gain on investments                                       (4,020,000)            (959,000)
      Change in net deferred tax liability                                            0             (194,000)
      Changes in assets and liabilities:
         Other assets                                                           (12,000)             (42,000)
         Other liabilities                                                       75,000              (35,000)
                                                                       ----------------        -------------
            Net cash used in operating activities                              (312,000)            (552,000)
                                                                       ----------------        -------------

Cash flows from investing activities:
   Purchases of common stock, healthcare                                              0             (140,000)
   Purchases of common stock, other                                                   0              (12,000)
   Purchase of equity and debt securities, wholly-owned subsidiary                    0           (2,082,000)
   Proceeds from sale of general partnership interest                                 0              122,000
   Proceeds from sale of common stock, healthcare                             4,031,000            1,458,000
   Proceeds from sale of common stock, other                                          0               53,000
   Expenditures attributable to issuance of common stock                              0              (75,000)
   Collections from debt securities                                                   0              200,000
                                                                       ----------------        -------------
            Net cash provided by investing activities                         4,031,000             (476,000)
                                                                       ----------------        -------------

Cash flows from financing activities:
   Repayments of short term debt                                               (100,000)            (200,000)
   Decrease in margin accounts                                               (1,692,000)          (2,286,000)
                                                                       ----------------        -------------
            Net cash (used in) provided by financing activities              (1,792,000)          (2,486,000)
                                                                       ----------------        -------------

Net increase (decrease) in cash and cash equivalents                          1,927,000           (3,514,000)
Cash and cash equivalents, beginning                                            140,000            6,479,000
                                                                       ================        =============
Cash and cash equivalents, end                                             $  2,067,000
                                                                                                $  2,965,000
                                                                       ================        =============

Supplemental Information:
Cash paid for interest                                                     $    123,000         $    163,000
                                                                       ================        =============
Issuance of common stock and warrants for equity in wholly owned
subsidiary                                                                 $          0         $    300,000
                                                                       ================        =============

                WALNUT FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.       BASIS OF PREPARATION.

         The accompanying consolidated financial statements as of March 31, 1999 are unaudited; however, in the opinion of the management of Walnut Financial Services, Inc., a Utah corporation (the "Company"), such statements include all adjustments (consisting of normal recurring accruals) necessary to present a fair statement of the information presented therein. The balance sheet at December 31, 1998 was derived from the audited financial statements at such date.

         Pursuant to accounting requirements of the Securities and Exchange Commission ("SEC") applicable to quarterly reports on Form 10-Q, the accompanying financial statements and these notes do not include all disclosures required by generally accepted accounting principles for audited financial statements. Accordingly, these statements should be read in conjunction with Walnut's most recent audited financial statements included in its Form 10-K for the fiscal year ended December 31, 1998.

         Results of operations for interim periods are not necessarily indicative of those to be achieved for fiscal years.

         Walnut has determined it is required to present its financial statements in accordance with generally accepted accounting principles and SEC regulations in the format applicable to investment companies, which generally means that investments are reported at fair market value rather than cost, including wholly-owed subsidiaries.

2.       ORGANIZATION.

         Walnut is a closed-end management investment company, which elected on October 15, 1997 to be regulated as a Business Development Company ("BDC") under the Investment Company Act of 1940 (as amended, the "Investment Company Act"). As such, Walnut, among other requirements, is required to invest at least 70% of its total assets in certain prescribed "Eligible Assets," which generally include securities of privately-held companies and cash items, government securities and high-quality short-term debt. As of March 31, 1999, Walnut had three primary business focuses: (i) investing in start-up and early stage development companies; (ii) operating an investment vehicle that specializes in bridge financing to small to medium-sized companies; and (iii) providing accounts receivable factoring services to small and medium sized businesses. Walnut engages in its investment business through its wholly-owned subsidiary, Walnut Capital Corp., a Delaware corporation ("Walnut Capital"), which was formed in 1980 for the purpose of operating as a Small Business Investment Company (an "SBIC") under the Small Business Investment Act of 1958 (as amended, the "SBIA") and is subject to regulations promulgated by the Small Business Administration (the "SBA") pursuant to the provisions of the SBIA. In the past, Walnut also made investments through its wholly-owned subsidiary, Walnut Funds, Inc., a Delaware corporation ("Walnut Funds"), which has an ownership interest in and indirectly provides investment management services to Walnut Growth Partners Limited Partnership, an Illinois limited partnership ("Walnut Growth"), a $30 million investment fund. Walnut Growth did not make any investments in 1998, has not made any investments in 1999, and Walnut does not expect Walnut Growth to make any future investments. Walnut pursues its bridge financings through its wholly-owned subsidiary, Universal Bridge Fund, Inc., a Delaware corporation ("Universal Bridge"). Universal Bridge owns 50% of the outstanding general partnership interests and approximately 83% of the limited partnership interests of Universal Partners, L.P., an Illinois limited partnership ("UPLP"), which was established in 1994. Walnut engages in its accounts receivable factoring service business through its two wholly-owned subsidiaries; Pacific Financial Services Corp., a Washington corporation ("Pacific Financial"), which was acquired in January 1998; and Inland Financial Corp., a Washington corporation ("Inland Financial") which was acquired in October 1998. Walnut engaged in the human resources and quality assurance consulting business through its wholly-owned subsidiary, Walnut Consulting, Inc., a Delaware corporation ("Walnut Consulting"), during 1997 and 1998. The operations of Walnut Consulting were not significant to the revenues of Walnut. Management anticipates that Walnut may seek to cease to be a BDC upon the acquisition of additional operating businesses.

However, Walnut may not change the nature of its business so as to cease to be a BDC unless such change is approved by Walnut's stockholders in accordance with the Investment Company Act. As a result of the technical nature of the Investment Company Act, Walnut's wholly-owned subsidiaries, Walnut Capital, Walnut Funds and Universal Bridge, also have each elected to be regulated as a BDC. On September 28, 1997, Walnut sold all of the outstanding stock of its wholly-owned subsidiary, NFS Services, Inc., a Delaware corporation ("NFS"), which performed consulting and asset recovery services.

         On October 27, 1997, Walnut initiated a private placement to accredited investors (the "1997 Private Placement") of a minimum of 50, and a maximum of 80, units (the "Units") at $50,000 per Unit. Each Unit consisted of 8,333 shares of Common Stock and 5,833 Class A Redeemable Common Stock purchase warrants (a "Class A Warrant" and collectively, the "Class A Warrants"). Pursuant to the 1997 Private Placement, Walnut issued 666,667 shares of Common Stock and 466,667 Class A Warrants for gross proceeds of $4,000,000. Walnut used a portion of the proceeds of the 1997 Private Placement to acquire all of the issued and outstanding capital stock of Pacific Financial Services Corporation. Also on December 18, 1997, Walnut consummated the sale of an additional 166,667 Class A Warrants to certain investors for $100,000.

         On January 28, 1998, Walnut acquired all the outstanding common stock of Pacific Financial for $3,000,000 consisting of $1,500,000 in cash, 39,022 shares of Walnut's common stock valued at $300,000, $300,000 in short term notes and $900,000 in notes payable January 2, 2002. The $300,000 short-term notes were paid at the Pacific closing in accordance with the terms of the acquisition agreement. The remaining notes are guaranteed by Walnut and bear interest at 8%. Pacific is in the business of accounts receivable factoring in the Northwest United States.

         On October 19, 1998, Walnut acquired Inland Financial through the merger of a newly formed, wholly owned subsidiary of Walnut with and into Inland Financial with Inland Financial continuing after such merger as the surviving corporation. Upon consummation of the merger, Walnut received all the outstanding shares of capital stock of the surviving corporation and the former stockholders of Inland Financial received in the aggregate $650,000 in cash, 153,393 shares of Walnut's common stock valued at $650,000, and $150,000 in short term notes. The short-term notes are guaranteed by Walnut and bear interest at 8% per annum. Such stockholders are eligible to receive additional payments of cash, notes and stock of Walnut valued at up to $950,000, based on the net income performance of Inland through April 2000. Inland is in the business of accounts receivable factoring in the Northwest United States.

         On January 22, 1999, Walnut effected a one-for-six reverse stock split (the "Reverse Stock Split") of its Common Stock, pursuant to stockholder approval granted at the annual meeting of the stockholders of Walnut held on January 20, 1999. Fractional shares held by any holder of Common Stock after aggregating all of such holder's shares were rounded up to the nearest whole share. Immediately following the effectiveness of the Reverse Stock Split, after giving effect to the rounding up of fractional shares, there were 3,350,533 issued and outstanding shares of Common Stock. All share amounts, price and other material terms described herein for the Common Stock and options and warrants exercisable therefor give effect to the Reverse Stock Split regardless of the date with respect to which such share amounts, price or other terms are being described.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

         PRINCIPLES OF CONSOLIDATION. The financial statements of Walnut include the accounts of Walnut, Walnut Funds, Walnut Consulting and Universal Bridge. Investments in Pacific Financial and Inland Financial are recorded at costs which approximate fair market value. Intercompany transactions and balances have been eliminated in consolidation.

         NET INCOME (LOSS) PER SHARE. Net income (loss) per share is computed based on the weighted-average number of shares outstanding for each period. Common stock equivalents have been considered where they are not anti-dilutive. All share and per share amounts have been retroactively adjusted to account for the Reverse Stock Split.

4.       RELATED PARTY TRANSACTIONS.

         Walnut and its subsidiaries retain a law firm at which a Company officer is of counsel. Payments of $43,000 were paid to such firm by Walnut during the three months ended March 31, 1999 for reimbursement of expenses and legal services incurred. Such expenses and fees were incurred in connection with normal business activities and costs associated with the acquisition of Inland Financial and the Annual Meeting Proxy.

         In April 1997, Walnut received an unsecured loan from a related party in the amount of $400,000. Such loan bears interest at 9.5% per annum. The loan is to be repaid in four quarterly installments commencing March 31, 1998. The first and second installments were paid on April 1, 1998 and July 1998, respectively. The third and forth payments which were due on October 1, 1998 and January 1, 1999 respectively have been deferred and Walnut is allowed to defer further principal payments until the quarter ending June 30, 1999 provided that quarterly interest is paid on the outstanding balance.

         In connection with the transaction through which Walnut acquired Inland Financial, Walnut borrowed $250,000 from each of two related parties. Walnut issued to each entity a promissory note, which matures on October 13, 2001. The promissory notes bear interest at a rate of 15% per year payable quarterly.

                       FINANCIAL INFORMATION OF TOWER HILL


                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Hambro America Securities, Inc.
New York, New York

We have audited the accompanying statement of financial condition of Hambro America Securities, Inc. as of March 31, 1998, and the related statements of operations, changes in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hambro America Securities, Inc. as of March 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The information contained in the supplemental material listed in the accompanying index is presented for purposes of additional analysis and is not required for the fair presentation of the financial statements, but is supplementary information required by Rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





May 20, 1998

                         HAMBRO AMERICA SECURITIES, INC.
                        STATEMENT OF FINANCIAL CONDITION

                                                                                            March 31, 1998
                                                                                            --------------
Assets:
     Cash                                                                                   $      271,683
     Fees receivable                                                                                34,263
     Prepaid expenses                                                                               25,036
     Furniture and equipment, at cost, less accumulated depreciation of $104,165                    65,767
                                                                                            --------------
                                                                                            $      396,749
                                                                                            ==============
Liabilities and Stockholder's Equity:
     Liabilities:
          Accrued expenses and other liabilities                                            $       51,523
     Stockholder's equity:
          Cumulative preferred stock - variable rate, $1.00 par value, shares                    1,000,000
          authorized 3,000,000 issued and outstanding 1,000,000
          Additional paid-in capital                                                            10,348,418
          Accumulated deficit                                                                  (11,003,192)
                                                                                                   345,226
                                                                                            --------------
                                                                                                   396,749
                                                                                            ==============



                 See accompanying notes to financial statements

                         HAMBRO AMERICA SECURITIES, INC.
                             STATEMENT OF OPERATIONS

                                                                                  Year Ended
                                                                                March 31, 1998
                                                                                --------------
Revenue:
      Advisory and corporate finance fees                                       $    210,461
      Interest                                                                        18,454
                                                                                     228,915
Expenses
      Employee compensation and benefits                                             823,393
      Occupancy                                                                      110,912
      General and administrative                                                     381,188
      Interest                                                                       137,293
      Depreciation                                                                    12,893
      Other                                                                           87,966
                                                                                   1,553,645
                  Net loss                                                      $ (1,324,730)


                 See accompanying notes to financial statements

                         HAMBRO AMERICA SECURITIES, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDER's Equity

                                                               Year Ended March 31, 1998
                                ----------------------------------------------------------------------------------------
                                      Cumulative Preferred
                                      Stock-Variable Rate
                                ---------------------------------
                                                                       Additional
                                     Number of                          Paid-in         Accumulated
                                      Shares          Amount            Capital           Deficit            Total
                                   --------------  --------------     -------------   ----------------   ---------------
Balance, March 31, 1997            $    2,391,294  $    2,391,294     $     904,000   $     (3,068,255)  $       227,039
Merger of Hambro America                        -               -         6,706,635         (6,610,207)           96,428
   Securities, Inc.
Reclass of preferred stock to          (2,391,294)     (2,391,294)        2,391,294                  -                 -
   additional paid-in capital
Conversion of debt to equity                    -               -           346,489                  -           346,489
Issuance of preferred stock             1,000,000       1,000,000                 -                  -         1,000,000
Net loss                                        -               -                 -         (1,324,730)       (1,324,730)
                                   --------------  --------------     -------------   ----------------   ---------------
Balance, March 31, 1998            $    1,000,000  $    1,000,000     $  10,348,418   $    (11,003,192)  $       345,226
                                   ==============  ==============     =============   ================   ===============



                 See accompanying notes to financial statements

                         HAMBRO AMERICA SECURITIES, INC.
                             STATEMENT OF CASH FLOWS

                                                                                        Year Ended
                                                                                      March 31, 1998
                                                                                      --------------
Cash flows from operating activities:
      Net loss                                                                         $   (1,324,730)
      Adjustments to reconcile net loss to net cash (used) in operating activities:
              Depreciation                                                                     12,983
              Realized loss on securities owned                                                10,000
              Changes in assets and liabilities, net of effects of the
                  merger:
                     Due from broker                                                           48,408
                     Fees and other receivable                                                 10,319
                     Prepaid expenses                                                          (8,740)
                     Other assets                                                              52,530
                     Accrued expenses and other liabilities                                  (203,169)
                                                                                       --------------
                           Net cash (used) in operating activities                         (1,402,399)
                                                                                       ==============

Cash flows from investing activities
      Purchase of furniture and equipment                                                      (5,711)

Cash flows from financing activities
      Issuance of preferred stock                                                           1,000,000
      Loans from Parent                                                                       469,228
                           Net cash used in financing activities                            1,469,228

                           Net increase in cash                                                61,118

Cash, beginning of year                                                                       210,565

                                                                                       --------------

Cash, end of year                                                                      $      271,683
                                                                                       --------------


Supplemental disclosure of cash flow information
      Cash paid during the year for interest                                           $      137,293
                                                                                       --------------

Supplemental schedule of non-cash financing activities

         During the year ended March 31, 1998, the Company converted $346,489 of debt with its Parent to equity.



                 See accompanying notes to financial statements

                         HAMBRO AMERICA SECURITIES, INC.
                          NOTES TO FINANCIAL STATEMENTS


1.        ORGANIZATION

          Hambro America Securities, Inc. (the "Company") is a registered broker/dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Company is engaged in the private placement of corporate debt and equity securities with accredited investors as defined by SEC Rule 501 of Regulation D. In addition, the Company provides general financial advisory services to corporations.

          The Company does not hold customer funds or safekeep customer securities pursuant to SEC Rule 15c3-3(k)(2)(i).

          In May 1997, Hambro America Securities, Inc. was merged into Hambro Resource Development, Inc. ("HRDI") and simultaneously HRDI changed its name to Hambro America Securities, Inc.

          The Company is a wholly-owned subsidiary of Hambro America, Incorporated (the "Parent"), which was owned by Hambros PLC, a London based merchant bank. In March 1998 Hambros PLC was acquired by Societe Generale, a French bank.

          In April 1998, a group of investors purchased 99% of all of the issued and outstanding equity securities of the Company for $74,250. In May 1998, the same group purchased the remaining 1% for $750. In connection with this acquisition, Hambro America Incorporated contributed capital of $904,775 in April 1998.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          REVENUE RECOGNITION. Advisory fee income is recognized as earned, taking into consideration the terms of contractual arrangements and the period in which services are rendered. Corporate finance fees are generally recognized upon closing of the transaction.

          USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

          INCOME TAXES. The Company accounts for income taxes using the asset and liability method. Deferred income taxes arise from the differences between the financial reporting and income tax bases of assets and liabilities based upon statutory tax rates enacted for future periods. There are no significant differences between the Company's financial statement and taxable income.

          The Company files a consolidated Federal return and a combined New York State and New York City return with the Parent. For financial statement purposes, the Company's provision for Federal, state and local taxes has been computed on a stand-alone basis.

3.        NET CAPITAL REQUIREMENT

          The Company is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and a specified ratio of aggregate indebtedness to net capital, both as defined, which shall not exceed 15 to 1. At March 31, 1998, the Company had regulatory net capital and a regulatory net capital requirement of $220,160 and $5,000, respectively. The Company's aggregate indebtedness to net capital ratio was .23 to 1.

4.        TRANSACTIONS WITH RELATED PARTIES

          a. Balances at March 31, 1998 and income and expenses for the year ended March 31, 1998 with related parties are as follows:

                    Statement of operations

                         Interest expense paid to the Parent     $137,293

          b. The Parent provided the Company with a working capital credit line of $1,500,000. Outstanding borrowings under this arrangement bear interest at the London Interbank Offered Rate plus one point. At March 31, 1998, there were no borrowings under this arrangement.

          c. The Company received administrative support from and utilized assets owned by the Parent and other affiliates pursuant to agreements that did not provide for intercompany charges.

5.        CUMULATIVE PREFERRED STOCK - VARIABLE RATE

          In order to maintain sufficient levels of regulatory net capital, the Company has periodically issued variable rate cumulative preferred stock to the Parent at $1 per share. The Company, at its option, may redeem the outstanding shares at $1 per share. The Company has had no obligation to declare and pay any dividends.

                         HAMBRO AMERICA SECURITIES, INC.
               COMPUTATION OF NET CAPITAL PURSUANT TO RULE 15C3-1
                   AND STATEMENT PURSUANT TO RULE 17A-5(D)(4)

                                                                                 March 31, 1998
                                                                                 --------------
Computation of net capital pursuant to Rule 15c3-1
      Net capital
           Total stockholder's equity from statement of                             $ 345,226
           financial condition
           Less nonallowable assets
                 Fees receivable                                          $ 34,263
                 Prepaid expenses                                           25,036
                 Furniture and equipment - net                              65,767    125,066
                      Net capital                                                   $ 220,160

Computation of basic net capital requirement
      Minimum net capital required, 6-2/3% of $51,523 pursuant                      $   3,435
        to Rule 15c3-1
      Minimum dollar net capital requirement of broker and                          $   5,000
        dealer
      Net capital requirement                                                       $   5,000
      Excess net capital                                                            $ 215,160

Computation of aggregate indebtedness
      Accrued expenses and other liabilities                                        $  51,523
                      Total aggregate indebtedness liabilities                      $  51,523

Ratio of aggregate indebtedness to net capital                                       .23 to 1



Statement pursuant to Rule 17a-5(d)(4)

         No material differences between the above computation and computation included in the Company's corresponding unaudited amended Form X-17A-5 Part IIA filing.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Hambro America Securities, Inc.
New York, New York

We have audited the accompanying statement of financial condition of Hambro America Securities, Inc. as of December 31, 1998, and the related statements of operations, changes in stockholder's equity, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hambro America Securities, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the nine months then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The information contained in the supplemental material listed in the accompanying index is presented for purposes of additional analysis and is not required for the fair presentation of the financial statements, but is supplementary information required by Rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




January 26, 1999

                         HAMBRO AMERICA SECURITIES, INC.
                        STATEMENT OF FINANCIAL CONDITION

                                                                                            March 31, 1998
                                                                                            --------------
Assets:
         Cash and cash equivalents                                                          $    610,499
         Fees and other receivable, net of allowance for doubtful accounts of $63,000            524,749
         Prepaid expenses                                                                         37,980
         Loan receivable, related party (note 4)                                                  77,728
         Loans receivable, stockholders (note 5)                                                 216,049
         Furniture and equipment, at cost, less accumulated depreciation of $117,845              69,633
         Organizational costs, less accumulated amortization of $1,760                            11,435
                                                                                            ------------
             Total assets                                                                   $  1,548,073
                                                                                            ============

Liabilities:
         Accounts payable and accrued expenses                                              $    222,111
         Due to related party                                                                     10,000
         Deferred revenues                                                                        22,917
         Income taxes payable (note 6)                                                            35,389
                                                                                            ------------
             Total liabilities                                                                   290,417
                                                                                            ============
Stockholder's equity (note 7):
         Cumulative preferred stock - variable rate, $1.00 par value, shares authorized         1,00,000
           3,000,000 issued and outstanding 1,000,000
         Additional paid-in capital                                                           11,327,443
         Subscriptions receivable                                                                (66,825)
         Accumulated deficit                                                                 (11,002,962)
                                                                                            ------------
                                                                                            $  1,257,656

                                                                                            $  1,548,073
                                                                                            ============

                 See accompanying notes to financial statements

                         HAMBRO AMERICA SECURITIES, INC.
                             STATEMENT OF OPERATIONS

                                                                                     Nine Months Ended
                                                                                     December 31, 1998
                                                                                     -----------------
Revenues:
         Advisory and corporate finance fees                                           $ 2,105,059
         Interest                                                                           20,459
                                                                                       -----------
                                                                                         2,125,518
                                                                                       ===========
Expenses:
         Compensation and benefits                                                       1,258,145
         Occupancy and equipment rental                                                    211,936
         General and administrative                                                        310,196
         Finders fees                                                                      172,000
         Professional fees                                                                 122,182
         Depreciation and amortization                                                   2,089,899
                                                                                       -----------
                  Income before provision for income taxes (note 6)                    $    35,619
                                                                                       ===========

Provision for income taxes                                                                  35,389
                                                                                       -----------
                  Net income                                                           $       230
                                                                                       ===========

                 See accompanying notes to financial statements

                         HAMBRO AMERICA SECURITIES, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDER's Equity
                       NINE MONTHS ENDED DECEMBER 31, 1998

                              CUMULATIVE PREFERRED

                                                               Stock - Variable Rate          Additional
                                                             Number of                          Paid-in        Subscriptions
                                                               Shares           Amount          Capital         Receivable
                                                             ---------         --------       -----------      -------------
Balance, March 31, 1998                                      1,000,000        $1,000,000     $   10,348,418           --
Capital contribution by Hambro America, Inc.                        --                --            904,775           --
Capital contribution by stockholders                                --                --             74,250      (66,825)
Net income                                                          --                --                 --           --
                                                             ---------        ----------     --------------      -------
Balance, December 31, 1998                                   1,000,000        $1,000,000     $   11,327,443      (66,825)
                                                             =========        ==========     ==============      =======

                                                                   Accumulated
                                                                     Deficit            Total
                                                                   -----------          -----
Balance, March 31, 1998                                         $    (11,003,192)   $     345,226
Capital contribution by Hambro America, Inc.                                  --          904,775
Capital contribution by stockholders                                          --            7,425
Net income                                                                   230              230
                                                                ----------------    -------------
Balance, December 31, 1998                                      $    (11,002,962)   $   1,257,656
                                                                ================    =============

                 See accompanying notes to financial statements

                         HAMBRO AMERICA SECURITIES, INC.
                             STATEMENT OF CASH FLOWS

                                                                                             Nine Months Ended
                                                                                             December 31, 1998
                                                                                             -----------------
Cash flows from operating activities:
         Net income                                                                             $        230
         Adjustments to reconcile net income to net cash (used) in operating activities:
              Depreciation and amortization                                                           15,440
              Provision for doubtful accounts                                                         63,000
              Changes in assets and liabilities:
                  Fees and other receivables                                                        (553,486)
                  Prepaid expenses                                                                   (12,944)
                  Accounts payable and accrued expenses                                              170,588
                  Due to related party                                                                10,000
                  Deferred Revenues                                                                   22,917
                  Income taxes payable                                                                35,389
                                                                                                ------------
                  Net cash (used) in operating activities                                       $   (248,866)
                                                                                                ============

Cash flows from investing activities:
     Purchase of furniture and equipment                                                             (17,546)
     Increase in organizational costs                                                                (13,195)
     Net increase in loan to related party                                                           (77,728)
     Net increase in loans to stockholders                                                          (216,049)
                                                                                                ------------
                                                                                                    (324,518)
Cash flows from financing activities:
     Capital contribution by Hambro America, Inc.                                                    904,775
     Capital contribution by stockholders:                                                             7,425
                                                                                                ------------
         Net cash provided by financing activities                                                   912,200
         Net increase in cash and cash equivalents                                                   338,816
                                                                                                ------------
Cash and cash equivalents, beginning of period                                                       217,683
                                                                                                ------------
Cash and cash equivalents, end of period                                                        $    610,499
                                                                                                ============

                 See accompanying notes to financial statements

                         HAMBRO AMERICA SECURITIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998



1.        ORGANIZATION

          Tower Hill Securities, Inc. (the "Company") is a registered broker/dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Company is engaged in the private placement of corporate debt and equity securities with accredited investors as defined by SEC Rule 501 of Regulation D. In addition, the Company provides general financial advisory services to corporations.

          The Company does not hold customer funds or safekeep customer securities pursuant to SEC Rule 15c3-3(k)(2)(i).

          In April 1998, a group of investors purchased 99% of all of the issued and outstanding equity securities of the Company for $74,250. In May 1998, the same group purchased the remaining 1% for $750. In connection with this acquisition, Hambro America, Inc. contributed capital of $904,775 in April 1998.

          Effective January 20, 1999, the Company changed its name to Tower Hill Securities, Inc.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          CASH AND CASH EQUIVALENTS. The Company classifies cash held in a money market account as a cash equivalent.

          DEPRECIATION. Depreciation is provided on furniture and equipment on the straight-line method over the estimated useful lives of the assets.

          REVENUE RECOGNITION. Advisory fee income is recognized as earned, taking into consideration the terms of contractual arrangements and the period in which services are rendered. Deferred revenue is recorded for fees which are unearned. Corporate finance fees are generally recognized upon closing of the transaction.

          401(K) PROFIT SHARING PLAN. The Company through a related entity maintains a 401(k) profit sharing plan for all eligible employees. Employees can defer up to 15% of their compensation subject to certain limitations. The Company may make discretionary matching contributions to the plan. For the nine months ended December 31, 1998, the Company made matching contributions of approximately $8,000.

          USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

          INCOME TAXES. The Company accounts for income taxes using the asset and liability method. Deferred income taxes arise from the differences between the financial reporting and income tax bases of assets and liabilities based upon statutory tax rates enacted for future periods. A valuation allowance is recorded for deferred tax assets whose realization is more likely than not.

3.        NET CAPITAL REQUIREMENT

          The Company is subject to the SEC's Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum regulatory net capital and a specified ratio of aggregate indebtedness to net capital, both as defined, which shall not exceed 15 to 1. At December 31, 1998, the Company had regulatory net capital and a regulatory net capital requirement of $320,082 and $5,000, respectively. The Company's aggregate indebtedness to net capital ratio was .91 to 1.

4.        TRANSACTIONS WITH RELATED PARTIES

          In October 1998, the Company loaned $95,000 to a related party. This loan is noninterest-bearing and is being repaid over 22 months at $4,318 per month. As of December 31, 1998, the loan to related party balance is $77,728.

          In addition, the Company leases its office space from a related party under a month-to-month arrangement. Rent expense for the nine months ended December 31, 1998 amounted to approximately $180,000.

5.        LOANS RECEIVABLE, STOCKHOLDERS

          During the nine months ended December 31, 1998, the Company loaned $216,049 to its stockholders. These loans are noninterest-bearing and have no specified maturity date.

6.        DEFERRED INCOME TAXES

          The Company has a deferred tax asset of approximately $148,000 resulting from the availability of net operating loss carryforwards and a temporary difference arising from allowance for doubtful accounts. This deferred tax assets is offset by a valuation allowance in the same amount.

          At December 31, 1998, the Company has approximately $326,000 of net operating loss carryforwards which expire in the year 2014. Such net operating loss carryforwards are subject to a limitation of $25,788 per year because of an ownership change in 1998.

7.        CUMULATIVE PREFERRED STOCK - VARIABLE RATE

          The Company, at its option, may redeem the outstanding shares at $1 per share. The Company has had no obligation to declare and pay any dividends.

8.        YEAR 2000 ISSUE (UNAUDITED)

          Like other companies, the Company could be adversely affected if the computer systems we, our suppliers or customers use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact noncomputer systems and devices such as production equipment, elevators, etc. At this time, because of the complexities involved in the issue, management cannot provide assurances that the Year 2000 issue will not have an impact on the Company's operations.

                         HAMBRO AMERICA SECURITIES, INC.
               COMPUTATION OF NET CAPITAL PURSUANT TO RULE 15C3-1
                   AND STATEMENT PURSUANT TO RULE 17A-5(D)(4)

                                                                                                    December 31, 1998
                                                                                                    -----------------
Computation of net capital pursuant to Rule 15c3-1:
     Net capital:
          Total stockholder's equity from statement of financial condition                              $   1,257,656
          Less nonallowable assets:
              Fees and other receivables                                                 $   524,749
              Prepaid expenses                                                                37,980
              Loan receivable, related party                                                  77,728
              Loans receivable, stockholders                                                 216,049
              Organizational costs - net                                                      11,435
              Furniture and equipment - net                                                   69,633          937,574
                                                                                         -----------    -------------
                   Net capital                                                                          $     320,082
                                                                                                        -------------

Computation of basic net capital requirement:
     Minimum net capital required, 6-2/3% of $290,417 pursuant to Rule
         15c3-1                                                                                                19,361
                                                                                                        -------------
     Minimum dollar net capital requirement of broker and dealer
                                                                                                        $       5,000
                                                                                                        -------------
     Net capital requirement                                                                            $       5,000
                                                                                                        -------------
     Excess net capital                                                                                 $     300,721
                                                                                                        -------------
Computation of aggregate indebtedness:
     Accounts payable and accrued expenses                                                                    222,111
     Due to related party                                                                                      10,000
     Deferred revenues                                                                                         22,917
     Income taxes payable                                                                                      35,389
                                                                                                        -------------
          Total aggregate indebtedness liabilities                                                      $     290,417
                                                                                                        =============

Ratio of aggregate indebtedness to net capital                                                           .91 to 1

Statement pursuant to Rule 17a-5(d)(4)

          No material differences between the above computation and computation included in the Company's corresponding unaudited amended Form X-17A-5 Part IIA filing.

                           TOWER HILL SECURITIES, INC.
                                  BALANCE SHEET


                                                               March 31, 1999
                                                               --------------
  Assets:

         Current Assets:
                 Checking/Savings:
                        Excelsior MMA                         $   168,479.74
                        U.S. Trust Checking                        16,991.96
               Total Checking/Savings                             185,471.70

               Accounts Receivable
                        Allowance for Bad Debt                $   (63,000.00)
                        Accounts Receivable - Other               338,778.21

               Total Accounts Receivable                          325,778.21

       Other Current Assets:
               Loan Receivable R/E                                 69,092.00
               Prepaid assets                                      17,638.05
                                                              --------------
               Total Other Current Assets                          86,730.05
                                                              --------------
       Total Current Assets                                       668,804.96

       Fixed Assets:
               Computer Equipment:
                        Accumulated Depreciation - Computer      (109,392.00)
                        Computer Equipment - Other                173,864.70
                                                              --------------
               Total Computer Equipment                            64,472.70
               Furniture & Fixtures:
                        Accumulated Depreciation - F&F            (13,424.00)
                        Furniture & Fixtures - Other               15,427.00
                                                              --------------
               Total Furniture & Fixtures                           2,003.00
                                                              --------------
       Total Fixed Assets                                          66,475.70

       Other Assets:
               Loan Receivable S/H                                218,963.16
               Notes Receivable                                   100,000.00
               Restricted Stock                                    49,837.63
               Start-Up Costs
                        Accumulated Amortization                   (2,420.00)
                        Start-Up Costs - Other                     13,195.00
               Total Start-Up Costs                                10,775.00
                                                              --------------
               Stock Receivable                                    75,000.00
       Total Other Assets                                         454,575.79
                                                              --------------

Total Assets:                                                 $ 1,185,856.45
                                                              ==============

Liabilities and Equity:
       Liabilities:
               Current Liabilities:
                        Accounts Payable                      $    14,534.94
                        Accrued Expenses                           80,000.00
               Total Accounts Payable                              94,534.94

               Other Current Liabilities:
                        Deferred Revenue                            9,438.00
                        Payroll Liabilities                         6,441.65
                        Total Other Current Liabilities            15,924.65
                                                              --------------
               Total Current Liabilities                          110,459.59
                                                              --------------
       Total Liabilities                                          110,459.59

       Equity:
               Additional Paid in Capital                          14,534.94
               Retained Earnings                              (11,002,962.19)
               Net Income                                        (249,083.95)
               Variable Rate Preferred Stock                    1,000,000.00
                                                              --------------
       Total Equity                                             1,075,396.86
                                                              --------------
       Total Liabilities & Equity                             $ 1,185,856.45
                                                              ==============

                           TOWER HILL SECURITIES, INC.
                         STATEMENT OF PROFITS AND LOSSES


                                               Three Months Ended
                                                  March 31, 1999
                                               ------------------
Ordinary Income/Expense:
        Income:
       Consulting Income                         $265,960.00
       Reimbursed Expenses                         31,581.56
                                                 -----------
Total Income                                      297,541.56

Expense:
       Amortization Expense                           660.00
       Bad debt expense                               641.11
       Car Service                                  4,772.04
       Communications                               3,820.89
       Computer supplies                                5.40
       Conferences & Seminars                       7,085.00
       Depreciation Expense                         4,971.00
       Dues and Subscriptions                       1,107.48
       Education                                   12,600.00
       Facsimile Transmission                       2,211.00
       Information Services                        15,995.73
       Insurance:
              Accidental Death & Dismemberment        110.00
              Commercial                              653.98
              Long-term Disability                  1,100.76
              Short-term Disability                   184.20
              Umbrella                                399.99
              Work Comp                              (116.81)
                                                 -----------
       Total Insurance                              2,332.12

       Licenses and Permits                             9.00
       Messenger Delivery Service                     803.00
       Miscellaneous                                  591.76
       NASD and SEC Regul. Expenses                 1,225.00
       Office Supplies                              8,829.56
       Office Supplies & Cellular Phone                 0.00
       Outside Services
              Payroll                                 776.90
              Outside Services - Other                415.78
                                                 -----------
       Total Outside Services                       1,192.68
       Overnight Courier                               87.30

       Personnel Expenses
              AD&D                                     (4.10)
              Assess Fees                             (11.36)
              Bonus-Staff                          14,500.00
              Employer Futa                           636.12
              Employer Medicare                     5,214.16
              Employer NYSUI                        3,734.74
              Employer SS                          22,294.11
              Life Insurance                          376.20
              LTD/Unemployment/Futa/Sui                (9.27)
              Medical Insurance                    18,994.17
              NYS Disability                          (70.10)
              Retirement Plans                      5,714.58


                      Salaries                   234,715.47
                      W/C                            (88.66)
                                                ------------
               Total Personnel Expenses          305,996.06

               Premises
                      Commercial Rent Tax          5,686.95
                      Leasehold charges            4,298.13
                      Operating costs             22,097.91
                      Other                          900.00
                      Rent                        57,010.53
                                                ------------
               Total Premises                     89,993.52

               Printing and Reproduction               0.00
               Professional Fees
                      Accounting                  12,350.00
                      Consulting                   6,250.00
                      Legal Fees                   2,025.00
                                                ------------
               Total Professional Fees            20,625.00

               Reimbursable Expenses                   0.00
               Repairs & Maintenance
                      Computer Repairs               433.73
                      Equipment Repairs              121.78
                      Locks                            1.75
                                                ------------
               Total Repairs & Maintenance           557.26

               Service Charge                         26.75
               Shipping and Freight                    0.00
               Taxes
                      Federal                      7,111.00
                      Local                        4,860.00
                      State                            0.00
                      Taxes - Other                  140.00
                                                ------------
               Total Taxes                        12,111.00

               Telephone
                      Cellular                     3,644.84
                      Local Telephone              3,522.45
                      Long-Distance Telephone     18,013.32
                      Telephone - Other              236.69
                                                ------------
               Total Telephone                    25,417.30

               Travel & Entertainment
                      Airfare                     17,103.70
                      Automobile Expense             327.23
                      Car Rental                   5,960.00
                      Entertainment               (1,959.52)
                      Meals                        2,277.37
                      Parking                        276.21
                      Tolls                           77.50
                                                ------------
               Total Travel & Entertainment       24,062.49
               Yellow Taxis                        3,261.91
                                                ------------
        Total Expense                            550,991.36
                                                ------------
Net Ordinary Income                             $(253,449.80)
                                                ============

Other Income/Expense
        Other Income
               Interest Income                     4,528.22
               Other Income                         (162.37)
                                                ------------
        Total Other Income                         4,365.85

Net Other Income                                   4,365.85
                                                ------------
Net Income                                      $(249,083.95)
                                                ============

EXHIBIT A









================================================================================

                          AGREEMENT AND PLANS OF MERGER

                                 BY AND BETWEEN

                         WALNUT FINANCIAL SERVICES, INC.

                                       AND

                                   THCG, INC.,

                                       AND

                                  BY AND AMONG

                                   THCG, INC.,

                          TOWER HILL ACQUISITION CORP.,

                                       AND

                           TOWER HILL SECURITIES, INC.




                           DATED AS OF AUGUST 5, 1999

================================================================================

                          AGREEMENT AND PLANS OF MERGER

         AGREEMENT AND PLANS OF MERGER, dated as of August 5, 1999 (this "AGREEMENT"), by and between Walnut Financial Services, Inc., a Utah corporation ("Walnut"), and THCG, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut ("THCG"), and by and among THCG, Tower Hill Acquisition Corp., a New York corporation and a wholly-owned subsidiary of THCG ("NEWCO" and together with Walnut and THCG, the "WALNUT ENTITIES"), and Tower Hill Securities, Inc., a New York corporation (the "Company"). Certain other capitalized terms used in this Agreement have the meanings given them in Section 8.11.

         WHEREAS, the respective boards of directors of Walnut and THCG, deeming it advisable and for the respective benefit of Walnut and THCG and their stockholders, have approved this Agreement pursuant to which, among other things, Walnut will be merged with and into THCG ("MERGER 1") on the terms and conditions contained herein and in accordance with the Revised Business Corporation Act of the State of Utah (the "UBCA") and the General Corporation Law of the State of Delaware (the "DGCL");

         WHEREAS, the respective boards of directors of THCG, Newco and the Company, deeming it advisable and for the respective benefit of THCG, Newco and the Company, and their stockholders, have approved this Agreement pursuant to which, among other things, Newco will be merged with and into the Company ("MERGER 2" and, together with Merger 1, the "MERGERS") on the terms and conditions contained herein and in accordance with the Business Corporation Law of the State of New York (the "NYBCL");

         WHEREAS, the parties hereto intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as plans of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations promulgated thereunder, and that the transactions contemplated by this Agreement be undertaken pursuant to such plans;

         WHEREAS, pursuant to the Mergers, each outstanding share of common stock, par value $0.01 per share, of Walnut (the "WALNUT COMMON STOCK") and each outstanding share of common stock, par value $0.10 per share, of the Company (the "COMPANY COMMON STOCK") shall be automatically converted into the right to receive the consideration specified in Article 2 upon the terms and conditions hereinafter set forth;

         WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition to the willingness of each of the Walnut Entities and the Company to enter into this Agreement, Walnut has agreed to the issuance of Walnut Common Stock in a private placement transaction, the conversion of certain debt into equity of Walnut, the conversion of certain accrued compensation into equity of Walnut and certain other related transactions as specified in Section 5.6;

         WHEREAS, the Walnut Entities and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Mergers and to prescribe various conditions to the Mergers;

         NOW, THEREFORE, in consideration of the premises and representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Walnut Entities and the Company hereby agree as follows:


                                    ARTICLE 1

                                   THE MERGERS

SECTION 1.1  The Mergers.

         (a) Upon the terms and subject to the conditions of this Agreement, at the First Effective Time and in accordance with the UBCA and the DGCL, Walnut shall be merged with and into THCG. Following Merger 1, the separate corporate existence of Walnut shall cease and THCG shall continue as the surviving corporation ("SURVIVING CORPORATION 1") under the name "THCG, Inc."

         (b) Upon the terms and subject to the conditions of this Agreement, at the Second Effective Time and in accordance with the NYBCL, Newco shall be merged with and into the Company. Following Merger 2, the separate corporate existence of Newco shall cease and the Company shall continue as the surviving corporation ("SURVIVING CORPORATION 2") under the name "Tower Hill Securities, Inc."

SECTION 1.2 Closing. The closing of the transactions contemplated hereby shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York (the "CLOSING") as soon as practicable after all of the conditions to the Closing set forth in Article 6 have been satisfied or waived, unless another date, time or place is agreed to in writing by the parties hereto. The date on which the Closing actually occurs is hereinafter referred to as the "CLOSING DATE."

SECTION 1.3 Effective Time.

         (a) Simultaneously with the Closing, the parties hereto shall cause Merger 1 to be consummated by (i) filing a certificate of merger (the "FIRST CERTIFICATE OF MERGER") in such form as is required by and executed in accordance with the relevant provisions of the UBCA and the DGCL, and (ii) making all other filings or recordings required under the UBCA and the DGCL. Merger 1 shall become effective at such time as the First Certificate of Merger is duly filed with the Secretary of State of the State of Utah and the Secretary of State of the State of Delaware or at such subsequent time as the parties shall agree and shall be specified in the First Certificate of Merger (the date and time Merger 1 becomes effective being the "FIRST EFFECTIVE TIME").

         (b) Immediately after the First Effective Time, the parties hereto shall cause Merger 2 to be consummated by (i) filing a certificate of merger (the "SECOND CERTIFICATE OF

MERGER") in such form as is required by and executed in accordance with the relevant provisions of the NYBCL, and (ii) making all other filings or recordings required under the NYBCL. Merger 2 shall become effective at such time as the Second Certificate of Merger is duly filed with the Secretary of State of the State of New York or at such subsequent time as the parties shall agree and shall be specified in the Second Certificate of Merger (the date and time Merger 2 becomes effective being the "SECOND EFFECTIVE TIME" and, together with the First Effective Time, the "EFFECTIVE TIME OF THE MERGERS").

SECTION 1.4 Certificate of Incorporation.

         (a) At the First Effective Time, the certificate of incorporation of THCG, as in effect immediately prior to the First Effective Time, shall be the certificate of incorporation of Surviving Corporation 1, unless and until thereafter changed or amended as provided therein or in accordance with applicable Law.

         (b) At the Second Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Second Effective Time, shall be the certificate of incorporation of Surviving Corporation 2, unless and until thereafter changed or amended as provided therein or in accordance with applicable Law.

SECTION 1.5 By-laws.

         (a) At the First Effective Time, the by-laws of THCG, as in effect immediately prior to the First Effective Time, shall be the by-laws of Surviving Corporation 1, unless and until thereafter changed or amended as provided therein or in the certificate of incorporation of Surviving Corporation 1 or by applicable Law.

         (b) At the Second Effective Time, the by-laws of the Company, as in effect immediately prior to the Second Effective Time, shall be the by-laws of Surviving Corporation 2, unless and until thereafter changed or amended as provided therein or in the certificate of incorporation of Surviving Corporation 2 or by applicable Law.

SECTION 1.6 Directors and Officers

         (a) Subject to Section 5.22, at the First Effective Time, the directors of THCG immediately preceding the First Effective Time shall become the directors of Surviving Corporation 1 to serve until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified. At the First Effective Time, the officers of THCG immediately preceding the First Effective Time shall become the officers of Surviving Corporation 1 until the Second Effective Time or until the earlier of their death, resignation or removal or until their respective successors are duly elected or qualified. At the Second Effective Time, all of the current officers of THCG shall resign and the individuals identified on Schedule 1.6(a) shall become the officers of Surviving Corporation 1 to serve until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

         (b) At the Second Effective Time, the directors of the Company immediately preceding the Second Effective Time shall become the directors of Surviving Corporation 2 to serve until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified. At the Second Effective Time, the officers of the Company immediately preceding the Second Effective Time shall become the officers of Surviving Corporation 2 until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.


                                    ARTICLE 2

                         CONVERSION OF CAPITAL STOCK OF
                          THE CONSTITUENT CORPORATIONS

SECTION 2.1 Merger 1. As of the First Effective Time by virtue of Merger 1 and without any action on the part of the holder of any shares of Walnut Common Stock or any shares of capital stock of THCG:

         (a) Conversion of Capital Stock of Walnut. Each share of Walnut Common Stock issued and outstanding immediately prior to the First Effective Time shall be converted into one (1) validly issued, fully paid and non-assessable share of common stock, par value $.01 per share, of Surviving Corporation 1 (the "THCG COMMON STOCK").

         (b) Walnut Stock Options. Prior to the First Effective Time, each Option outstanding at the First Effective Time to purchase shares of Walnut Common Stock (a "WALNUT OPTION") under the Amended and Restated Walnut Financial Services, Inc. 1994 Incentive Stock Option Plan and the Walnut Capital Corporation 1987 Stock Option Plan, as amended (the "WALNUT OPTION PLANS"), other than the Walnut Options listed on Schedule 2.1(b)(i) (the "CONVERTED WALNUT OPTIONS"), shall be purchased for the amount set forth on Schedule 2.1(b)(ii), which amount equals the value of said Walnut Options as determined using a Black-Scholes valuation. As of the First Effective Time, each of the Converted Walnut Options shall be assumed by THCG and shall be converted into and shall constitute an Option to purchase, for the same exercise price per share and on the same terms and conditions as are contained in such Walnut Option on the date hereof, one fully paid and non-assessable share of THCG Common Stock. As soon as practicable following the First Effective Time, THCG will cause to be delivered to each holder of an outstanding Converted Walnut Option an appropriate notice setting forth such holder's rights pursuant thereto and that such Converted Walnut Option shall continue in effect on the same terms and conditions.
         (c) Conversion of Capital Stock of THCG. Each share of THCG Common Stock issued and outstanding immediately prior to the First Effective Time and held by Walnut shall be cancelled and retired and cease to exist, without any conversion thereof.

         (d) Treasury Shares. Each share of Walnut Common Stock and THCG Common Stock held in treasury by Walnut and THCG, respectively, immediately prior to the First Effective Time shall be cancelled and retired and cease to exist, without any conversion thereof.

SECTION 2.2 Merger 2. At the Second Effective Time, by virtue of Merger 2 and without any action on the part of the holder of any shares of Company Common Stock or any shares of capital stock of Newco:

         (a) Conversion of Capital Stock of Newco. Each share of common stock of Newco, par value $0.10 per share (the "NEWCO COMMON STOCK"), issued and outstanding immediately prior to the Second Effective Time shall be converted into one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.10 per share, of Surviving Corporation 2.

         (b) Conversion of Company Common Stock. Subject to the provisions of Sections 2.3(c), (h), (i), (j) and (k), each share of Company Common Stock issued and outstanding immediately prior to the Second Effective Time shall be converted into 37,228.145 shares of THCG Common Stock, plus an additional number of shares of THCG Common Stock equal to one percent of the number of restricted shares of THCG Common Stock intended to be granted to Shai Novik pursuant to
Section 2.2(c) and which do not vest and are forfeited in accordance with the terms and conditions thereof; provided that upon such forfeiture and transfer to the holders of Company Common Stock, such shares shall no longer be restricted.

         (c) Conversion of Novik Options. As of the Second Effective Time, each outstanding Option to purchase shares of Company Common Stock that is held by Shai Novik (the "NOVIK OPTIONS"), which Novik Options are the only Options outstanding to purchase shares of Company Common Stock, shall be cancelled. It is intended that Shai Novik shall receive a grant of 372,281.45 restricted shares of THCG Common Stock under the THCG Stock Incentive Plan pursuant to his employment agreement with THCG attached hereto as Exhibit C-2. The restricted shares of THCG Common Stock will be subject to the terms and conditions contained in a restricted stock agreement, in form and content reasonably satisfactory to Walnut, including provisions that such shares shall be restricted as to transferability and subject to forfeiture and shall become transferable and vested in the same proportions and at the same time as the Novik Options were scheduled to become exercisable. At the Second Effective Time, Shai Novik shall deliver to THCG a copy of the agreement evidencing the Novik Options, marked "cancelled," against receipt of a certificate for such restricted shares.

         (d) Treasury Shares. Each share of Company Common Stock and Company Preferred Stock and each share of Newco Common Stock held in treasury by the Company and Newco, respectively, immediately prior to the Second Effective Time shall be cancelled and retired and cease to exist, without any conversion thereof.

SECTION 2.3 Exchange of Certificates.

         (a) Exchange Agent. Prior to the Effective Time of the Mergers, Walnut shall appoint Corporate Stock Transfer to act as exchange agent (the "EXCHANGE AGENT") in the Mergers.

         (b) THCG to Provide Common Stock. Promptly after the First Effective Time, THCG shall deposit with the Exchange Agent, for exchange in accordance with this Article 2, the aggregate number of shares of THCG Common Stock issuable pursuant to Section 2.1(a) in exchange for the issued and outstanding shares of Walnut Common Stock. Promptly after the Second Effective Time, THCG shall deposit with the Exchange Agent, for exchange in accordance with this
Article 2, the aggregate number of shares of THCG Common Stock issuable pursuant to Section 2.2(b) in exchange for the issued and outstanding shares of the Company Common Stock and the Novik Options, respectively.

         (c) Exchange Procedures. Within three business days after the Effective Time of the Mergers, the Exchange Agent shall cause to be delivered to each holder of record of (i) a certificate or certificates which immediately prior to the First Effective Time represented outstanding shares of Walnut Common Stock and (ii) a certificate or certificates which immediately prior to the Second Effective Time represented outstanding shares of Company Common Stock (collectively, the "OLD CERTIFICATES") whose shares were converted into the right to receive THCG Common Stock pursuant to Sections 2.1(a) and 2.2(b), respectively, (x) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Old Certificates shall pass, only upon delivery of the Old Certificates to the Exchange Agent and shall be in such form and have such other provisions as THCG may reasonably specify), and (y) instructions to effect the surrender of the Old Certificates for certificates evidencing shares of THCG Common Stock. Upon surrender of an Old Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required by such instructions, the holder of such Old Certificates shall be entitled to receive in exchange therefor a certificate evidencing the number of whole shares of THCG Common Stock to which such holder is entitled pursuant to Sections 2.1(a) and 2.2(b), and the Old Certificate so surrendered shall forthwith be cancelled. Until so surrendered, each outstanding Old Certificate that, prior to the Effective Time of the Mergers, evidenced shares of Walnut Common Stock or Company Common Stock will be deemed from and after the Effective Time of the Mergers, for all corporate purposes, other than the payment of dividends or other distributions, to evidence the ownership of the number of whole shares of THCG Common Stock into which such shares of Walnut Common Stock or Company Common Stock shall have been so converted pursuant to Sections 2.1(a) and 2.2(b).

         (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions or payments declared or made after the Effective Time of the Mergers with respect to shares of THCG Common Stock with a record date after the Effective Time of the Mergers will be paid to the holder of any unsurrendered Old Certificate with respect to the shares of THCG Common Stock evidenced thereby until the holder of record of such Old Certificate shall surrender such Old Certificate pursuant to this Section 2.3. Subject to applicable Law, following surrender of any such Old Certificate, there shall be paid to the record holder of the certificates evidencing whole shares of THCG Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions or payments with a record date after the Effective Time of the Mergers theretofore paid with respect to such whole shares of THCG Common Stock.

         (e) Transfers of Ownership. If any certificate for shares of THCG Common Stock is to be issued in a name other than that in which the Old Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Old Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer, accompanied by all documents required to evidence and effect such transfer pursuant to this
Section 2.3, and that the Person requesting such transfer will have paid to THCG or any agent designated by it any fees or transfer or other Taxes required by reason of the issuance of a certificate for shares of THCG Common Stock in any name other than that of the registered holder of the Old

Certificate surrendered, or established to the satisfaction of THCG or any agent designated by it that such fees and Taxes have been paid or are not payable.

         (f)   No Liability. Notwithstanding anything to the contrary in this
Section 2.3, none of the Exchange Agent, Surviving Corporation 1, Surviving Corporation 2 or any party hereto shall be liable to any holder of shares of Walnut Common Stock or Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

         (g) No Further Ownership Rights in Walnut Common Stock or Company Common Stock. All shares of THCG Common Stock issued upon the surrender for exchange of shares of Walnut Common Stock or Company Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Walnut Common Stock or Company Common Stock which were outstanding immediately prior to the Effective Time of the Mergers. If, after the Effective Time of the Mergers, Old Certificates are presented to Surviving Corporation 1 or Surviving Corporation 2 or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this
Section 2.3.

         (h) Lost, Stolen or Destroyed Certificates. In the event any Old Certificates evidencing shares of Walnut Common Stock or Company Common Stock shall have been lost, stolen or destroyed, the Exchange Agent may require, before issuing certificates in respect of the shares of THCG Common Stock evidenced thereby, such affidavits and indemnities and bonds in support thereof as it may reasonably require with respect to such loss, theft or destruction.

         (i) Dissenters' Rights. Notwithstanding any provision of this Agreement to the contrary, any shares of Walnut Common Stock or Company Common Stock outstanding immediately prior to the Effective Time of the Mergers held by a holder who has demanded and perfected the right, if any, for appraisal of those shares in accordance with the provisions of Section 16-10a-1301 of the UBCA or Section 910 of the NYBCL and as of the Effective Time of the Mergers has not withdrawn or lost such right to appraisal ("DISSENTING SHARES") shall not be converted into or represent a right to receive THCG Common Stock pursuant to Sections 2.1(a) and 2.2(b), but the holder shall only be entitled to such rights as are granted by said Sections of the UBCA or NYBCL. If a holder of shares of Walnut Common Stock or Company Common Stock who demands appraisal of those shares under the UBCA or NYBCL shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the Effective Time of the Mergers or the occurrence of such event, whichever last occurs, those shares shall be converted into and represent only the right to receive THCG Common Stock as provided in Sections 2.1(a) and 2.2(b), without interest, upon compliance with the provisions, and subject to the limitations, of Section 2.3. Walnut and the Company shall give each other (i) prompt notice of any written demands for appraisal of any shares of Walnut Common Stock or Company Common Stock, attempted withdrawals of such demands, and any other instruments served pursuant to the UBCA or NYBCL and received by either Walnut or the Company relating to stockholders' rights of appraisal. Walnut and the Company shall not, except with the prior written consent of the other, voluntarily make any payment with respect to any demands for appraisals of Walnut Common Stock or Company Common Stock, offer to settle or settle any such demands or approve any withdrawal of any such demands.

         (j) Withholding Rights. THCG or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Walnut Common Stock or Company Common Stock such amounts as THCG or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law. To the extent that amounts are so deducted and withheld by THCG or the Exchange Agent, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Walnut Common Stock or Company Common Stock in respect of which such deduction and withholding was made by THCG or the Exchange Agent.

         (k) No Fractional Shares. Notwithstanding any provision of this Agreement to the contrary, neither certificates nor scrip for fractional shares of THCG Common Stock shall be issued in connection with the Mergers, but in lieu thereof each holder of shares of Company Common Stock otherwise entitled to a fraction of a share of THCG Common Stock pursuant to the provisions of 2.2(b) and 2.2(c) shall receive one whole share of THCG Common Stock in respect of such fraction. If more than one Old Certificate shall be surrendered for the account of the same Company Stockholder, the number of whole shares of THCG Common Stock for which such Old Certificates shall be exchanged pursuant to Section 2.3 shall be computed on the basis of the aggregate number of shares of Company Common Stock evidenced by such Old Certificates.

SECTION 2.4 Tax Consequences. It is intended by the parties hereto that the Mergers shall each constitute a reorganization within the meaning of Section 368 of the Code and the regulations promulgated thereunder. The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations with respect to each of Merger 1 and Merger 2.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Walnut Entities as follows:

SECTION 3.1 Organization and Qualification; Subsidiaries.

         (a) Each of the Company and its Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite corporate or other power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company and its Subsidiary is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failure to be so qualified or licensed and in good standing that could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. For purposes of this Agreement, "COMPANY MATERIAL ADVERSE EFFECT" means any change, event or effect
(i) in, on or relating to the business of the Company and its Subsidiary that is, or is reasonably likely to be, materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and its Subsidiary, taken as a whole, other than any change or effect arising out of general economic conditions in the United States or (ii) that may prevent or materially delay the performance of this Agreement, the Transaction Documents or the Related Agreements by the Company or the consummation by the Company of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements (including Merger 2 and the Related Transactions). Except for the formation of a wholly-owned subsidiary in the form of a limited liability company (the "LLC"), the Company has no Subsidiaries and is not a general partner in any partnership.

         (b) The Company has delivered to Walnut correct and complete copies of the Company's Certificate of Incorporation and By-laws (collectively, the "COMPANY CHARTER DOCUMENTS") and will deliver to Walnut all comparable organizational documents of its Subsidiary. The Company Charter Documents and all comparable organizational documents of the Subsidiary of the Company are or will be at the Closing in full force and effect. The Company is not in violation of any of the provisions of the Company Charter Documents and its Subsidiary is not in violation of its organizational documents.

SECTION 3.2 Capitalization of the Company and its Subsidiary.

         (a) The authorized capital stock of the Company consists of (i) 1,000 shares of Company Common Stock, of which 100 shares are issued and outstanding, and (ii) 1,000,000 shares of Variable Rate Cumulative Preferred Stock, par value $1.00 per share (the "COMPANY PREFERRED STOCK"), of which 100 shares are issued and outstanding as of the date hereof. All of the issued and outstanding shares of Company Common Stock and Company Preferred Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. None of the issued and outstanding shares of Company Common Stock and Company Preferred Stock were issued in violation of the registration requirements of any federal or state securities laws. As of the date hereof, ten shares of Company Common Stock were reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding Options issued pursuant to the Company Stock Option Plans. Schedule 3.2(a)(1) to this Agreement sets forth, as of the date hereof, (i) the Persons to whom Options have been granted by the Company, (ii) the exercise price for Options held by each such Person, (iii) the number of vested and unvested Options and (iv) the termination dates of such Options. Except as set forth on Schedule 3.2(a) to this Agreement, no shares of the Company's capital stock have been issued other than pursuant to the exercise of the Company Options already in existence on such date, and no Options have been granted by the Company to any Person. Except as set forth above, as set forth on Schedule 3.2(a)(2) to this Agreement, or as contemplated in the Related Agreements, there are outstanding (i) no shares of capital stock or other voting securities of the Company or its Subsidiary, (ii) no securities of the Company or its Subsidiary convertible or exercisable into or exchangeable for shares of capital stock or voting securities of the Company or its Subsidiary, (iii) no Options to acquire from the Company or its Subsidiary, and no obligations of the Company or its Subsidiary to issue, any capital stock, voting securities or securities convertible or exercisable into or exchangeable for capital stock or voting securities of the Company or its Subsidiary, (iv) no equity equivalents, interests in the ownership or earnings of the Company or its Subsidiary or other similar rights (including stock appreciations rights) (the items listed in subclauses (i), (ii), (iii) and (iv) of this sentence being referred to, collectively, as "COMPANY SECURITIES") and
(v) no obligations of the Company or its Subsidiary to repurchase, redeem or otherwise acquire any Company Securities. Except as set forth on Schedule 3.2(a)(3) to this Agreement, there are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or its Subsidiary is a party or by which it is bound relating to the voting or registration of any shares of capital stock of the Company or its Subsidiary.

SECTION 3.3 Authority Relative to this Agreement; Board Action.

         (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and the Transaction Documents and the Related Agreements to which it is a party, to consummate the transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements to which it is a party (including Merger 2), and to perform its obligations under this Agreement and the Transaction Documents and the Related Agreements to which it is a party. The execution and delivery by the Company of this Agreement and the Transaction Documents and the Related Agreements to which it is a party and the consummation by the Company of the transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements to which it is a party (including Merger 2) have been duly authorized and approved by the board of directors of the Company (the "COMPANY BOARD") and the Company Stockholders, and no other corporate proceedings on the part of the Company are, or will be, necessary to authorize this Agreement and the Transaction Documents and the Related Agreements to which it is a party or to consummate the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements to which it is a party (including Merger 2). Each of this Agreement and each of the Transaction Documents and the Related Agreements to which the Company is a party have been, or will be at the Closing, assuming the due authorization, execution and delivery of the same by each of the other parties hereto or thereto, duly and validly executed and delivered by the Company and constitutes, or will constitute at the Closing, a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and
(ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

         (b) The Company Board, by resolutions duly adopted at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly
(i) determined that this Agreement and Merger 2 are in the best interests of the Company and its stockholders (the "COMPANY STOCKHOLDERS"), (ii) approved this Agreement and Merger 2, and (iii) unanimously recommended that the Company Stockholders approve this Agreement and Merger 2.

         (c) The Company Stockholders, by resolutions duly adopted and not subsequently rescinded or modified in any way, have unanimously approved this Agreement and Merger 2.

SECTION 3.4 Financial Statements.

         (a) For purposes of this Agreement: (i) "COMPANY FINANCIAL STATEMENTS" shall mean (x) the audited balance sheet of the Company as of December 31, 1998 and the related income statement for the nine months then ended, and (y) the audited balance sheet of the Company as of March 31, 1998 and the related income statement for the year then ended, and (ii) "COMPANY INTERIM FINANCIAL STATEMENTS" shall mean the unaudited balance sheet of the Company as of June 30, 1999 and the related income statement for the six months ended on June 30, 1999. The Company has delivered to Walnut correct and complete copies of the Company Financial Statements and Company Interim Financial Statements.

         (b) The Company Financial Statements (i) have been prepared from the books and records of the Company in accordance with GAAP, and (ii) fairly present in all material respects the financial position of the Company as of March 31, 1998 and December 31, 1998 and the results of its operations for the fiscal year and the nine months then ended, respectively. The Company Interim Financial Statements
(i) have been prepared from the books and records of the Company in accordance with GAAP on a basis consistent with the Company's historical practices, and
(ii) fairly present in all material respects the financial position of the Company as of June 30, 1999 and the results of its operations for the six months then ended; provided, however, the Company Interim Financial Statements (x) are subject to normal year-end adjustments, and (y) do not include footnotes.

         (c) As of June 30, 1999, the Company has the assets listed on Schedule 3.4(c)(i) and the liabilities listed on Schedule 3.4(c)(ii). Other than as listed on Schedules 3.4(c)(i) and 3.4(c)(ii) and except for the potential tax liabilities identified on Schedule 3.4(c)(iii), the Company has no other material assets or liabilities, other than reasonable accounting and attorneys fees and such other reasonable expenses related to Merger 2 and the Related Transactions.

SECTION 3.5 Information Supplied. None of the written information supplied or to be supplied by the Company for inclusion in (a) the Form 8-F pertaining to the Company (the "COMPANY 8-F INFORMATION") will, at the time the Form 8-F is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Investment Company Act, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) the Proxy Statement (the "COMPANY PROXY INFORMATION") will, on the date first mailed to the Walnut Stockholders and at the time of the Walnut Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by any of the Walnut Entities which is contained or incorporated by reference in, or furnished in connection with the preparation of, the Proxy Statement.

SECTION 3.6  Consents and Approvals; No Violations.

         (a) Except as set forth on Schedule 3.6(a) to this Agreement, no filing, registration or submission with or notice to, and no permit, authorization, consent or approval of or with (collectively, "FILINGS AND APPROVALS"), any Governmental Entity is, or will be, necessary for the execution and delivery by the Company of this Agreement, the Transaction Documents or the Related Agreements to which the Company is a party or the consummation by the Company of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements to which it is a party (including Merger 2, the formation of the LLC and the Transfer), except (i) Filings and Approvals to, of or with the National Association of Securities Dealers and any other regulatory, self-regulatory and trade agencies, boards, commissions, organizations, departments and entities (the "REGULATORY AGENCIES"), (ii) the filing of the Second Certificate of Merger with the Secretary of State of the State of New York, and (iii) Filings and Approvals that, if not made or obtained, could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         (b) Except as set forth on Schedule 3.6(b) to this Agreement, no consent or approval of any third party is, or will be, necessary for the execution and delivery by the Company of this Agreement, the Transaction Documents, or the Related Agreements to which the Company is a party or the consummation by the Company of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements to which it is a party (including Merger 2).

         (c) Except as set forth on Schedule 3.6(c) to this Agreement, neither the execution, delivery and performance by the Company of this Agreement, the Transaction Documents or the Related Agreements to which the Company is a party, nor the consummation by the Company of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements to which it is a party (including Merger 2) will (i) conflict with or result in any breach of any provision of the Company Charter Documents or any comparable organizational documents of the Subsidiary of the Company, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company is a party or by which its properties or assets are bound, or (iii) assuming that all Filings and Approvals have been made or obtained, violate any Law or any Governmental Order applicable to the Company or its properties or assets, except in the case of clauses (ii) or (iii) for violations, breaches or defaults which could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

SECTION 3.7 No Default. Except as set forth on Schedule 3.7 to this Agreement, neither the Company nor its Subsidiary is in default or violation (and no event has occurred which with due notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) the Company Charter Documents or any comparable organizational documents of the Subsidiary of the Company, (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or its Subsidiary is a party or by which any of their respective properties or assets are bound, or (iii) any Governmental Order applicable to the Company or its Subsidiary or any of their respective properties or assets, except in the case of clauses (ii) or (iii) for violations, breaches or defaults that could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

SECTION 3.8 No Undisclosed Liabilities; Absence of Changes.

         (a) Except as set forth on Schedule 3.8(a) to this Agreement, and except as reflected in, reserved against or otherwise described in the balance sheet included in the Company Financial Statements (including the notes thereto), as of December 31, 1998, neither the Company nor its Subsidiary had any liabilities or obligations of any nature, whether accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which would be required by GAAP to be reflected in, reserved against or otherwise described in the balance sheet of the Company (including the notes thereto) as of such date, except for liabilities and obligations that could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         (b) Except as disclosed by the Company on Schedule 3.8(b) to this Agreement, since January 1, 1999, the business of the Company and its Subsidiary has been carried on only in the ordinary course and in a manner consistent with past practice, neither the Company nor its Subsidiary has incurred any liabilities or obligations of any nature, whether accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, except in the ordinary course of business and in a manner consistent with past practice, none of which could reasonably be likely to have, individually or in the aggregate, a Company Material Adverse Effect, and there has not been any event, condition or occurrence that, individually or in the aggregate, has resulted or which could reasonably be expected to result in, a Company Material Adverse Effect. Except as disclosed on Schedule 3.8(b) to this Agreement, since January 1, 1999, there has not been (i) any material change by the Company in its accounting methods, principles or practices, (ii) any declaration, setting aside or payment of any dividend or distribution in respect of shares of the capital stock of the Company or its Subsidiary or any redemption, purchase or other acquisition of any of the Company Securities, or (iii) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, restricted stock awards or similar awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable, or the Company's obligations in respect of any program or arrangement for, officers or other key employees of the Company or its Subsidiary.

SECTION 3.9 No Litigation. Except as disclosed on Schedule 3.9 to this Agreement, there is no suit, claim, action, investigation, litigation, arbitration or other proceeding ("PROCEEDING") pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiary or any of their respective properties or assets which (a) if adversely determined, could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, or (b) questions the validity of this Agreement, any Transaction Document or any Related Agreement to which the Company is a party or any action to be taken by the Company in connection with the consummation of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements to which the Company is a party (including Merger 2) or could otherwise prevent, delay, make illegal or otherwise interfere with the consummation of such transactions. Except as disclosed on Schedule 3.9 to this Agreement, neither the Company nor its Subsidiary is subject to any outstanding Governmental Order which could reasonably be expected to have a Company Material Adverse Effect.

SECTION 3.10 Compliance with Applicable Law.

         (a) Except as disclosed on Schedule 3.10(a) to this Agreement, the Company and its Subsidiary have made or have obtained and hold all registrations, filings, submissions, certificates, determinations, permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities (collectively, "PERMITS") necessary for the lawful conduct of their respective businesses, except where the failure to make, obtain or hold any such Permit would not have, individually or in the aggregate, a Company Material Adverse Effect. Except as disclosed on Schedule 3.10(a) to this Agreement, (i) the Permits of the Company and its Subsidiary are valid and in full force and effect, (ii) neither the Company nor its Subsidiary is in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, such Permits, and (iii) none of such Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements to which the Company is a party, except in the case of clauses (i), (ii) and (iii) for Permits, the failure of which to be valid or in full force and effect or of the Company or its Subsidiary to hold could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         (b) Except as disclosed on Schedule 3.10(b) to this Agreement, the businesses of the Company and its Subsidiary have not been conducted in violation of any Law, except for violations or possible violations which could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as disclosed on Schedule 3.10(b) to this Agreement, no material investigation or review by any Governmental Entity with respect to the Company or its Subsidiary is pending or, to the Knowledge of the Company, threatened, nor, to the Knowledge of the Company, has any Governmental Entity indicated an intention to conduct the same.

SECTION 3.11 Employee Benefits and ERISA.

         (a) Schedule 3.11(a) to this Agreement contains a true and complete list of each material employee benefit plan, policy, program, practice, agreement, understanding, arrangement or commitment (whether written or unwritten) providing compensation, benefits or perquisites of any kind to any current or former officer, employee or consultant (or to any dependent or beneficiary thereof) of the Company, which are now, or were within the past six years, maintained by, contributed to, by or with respect to which an obligation to contribute exists or existed on the part of any of the Company, its predecessors, or any other trade or business (whether or not incorporated) which, together with the Company, is treated as a single employer under Section 414 of the Code (such other trades or businesses, collectively, the "COMMONLY CONTROLLED COMPANY ENTITIES") or with respect to which the Company or any Commonly Controlled Company Entity has or may have any material liability (including, without limitation, a liability arising out of an indemnification, guarantee, hold harmless or similar agreement) including, without limitation, all material employment or consulting agreements, incentive, bonus, deferred compensation, pension, profit sharing, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements and any "employee benefit plan" within the meaning of
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), whether or not subject to ERISA (each, a "COMPANY PLAN" and together, the "COMPANY PLANS").

         (b) With respect to each Company Plan, the Company has delivered or made available to Walnut, to the extent applicable: (i) a current, correct and complete copy of each written plan document (including without limitation, any employment agreement, employment policies and procedures and plan instrument, and any amendments thereto) or, to the extent no such written plan document exists, an accurate written description thereof; (ii) any related trust agreement or other funding instrument; (iii) the most recent determination letter with respect to any Company Plan intended to be qualified under Section 401(a) of the Code; (iv) any summary plan description, summary of material modifications or other material written communication from the Company to its employees concerning the extent of the benefits provided under any Company Plan; and (v) for the three most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports.

         (c) (i) Each Company Plan has been established and maintained, in form and operation, in all material respects (A) in accordance with its terms, and (B) in compliance with the applicable provisions of ERISA, the Code and other applicable Laws, rules and regulations; (ii) each Company Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter as to its qualification, and, to the Knowledge of the Company, nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause such determination letter to be revoked.

         (d) Except as set forth on Schedule 3.11(d), no Company Plan provides for benefits, including, without limitation, medical or health benefits (through insurance or otherwise), or provides for the continuation of such benefits or coverage for any participant or any dependent or beneficiary of any participant, after such participant's retirement or other termination of employment (except
(i) as may be required by applicable Law, (ii) retirement or death benefits under any employee pension plan, (iii) disability benefits under any employee welfare plan that have been fully provided for by insurance or otherwise, (iv) deferred compensation benefits accrued as liabilities on the books of the Company; or (v) benefits in the nature of severance pay).

         (e) For each Company Plan with respect to which a Form 5500 has been filed, no change has occurred with respect to the matters covered by the most recent Form 5500 since the date thereof other than any such change as would not be reasonably likely to result in a material liability to the Company.

         (f) Except as disclosed on Schedule 3.11(f) to this Agreement, with respect to each Company Plan that is subject to Title IV of ERISA:

                  (i) no such Company Plan has been terminated so as to result, directly or indirectly, in any material liability, contingent or otherwise, of the Company or any Commonly Controlled Company Entity;

                  (ii) no complete or partial withdrawal from such Company Plan has been made by the Company or any Commonly Controlled Company Entity, or by any other Person, so as to result in a material liability to the Company or any Commonly Controlled Company Entity, whether such liability is contingent or otherwise;

                  (iii) no proceeding has been initiated by any Person (including the PBGC) to terminate any such Company Plan or to appoint a trustee for any such Company Plan;

                  (iv) no condition or event currently exists or currently is expected to occur that would reasonably be expected to result, directly or indirectly, in any material liability of the Company or any Commonly Controlled Company Entity under Title IV of ERISA, whether to the PBGC or otherwise, on account of the termination of any such Company Plan;

                  (v) if any such Company Plan were to be terminated as of the Closing Date, neither the Company nor any Commonly Controlled Company Entity would incur, directly or indirectly, any material liability under Title IV of ERISA;

                  (vi) no "reportable event" (as defined in section 4043 of ERISA) has occurred with respect to any such Company Plan; and

                  (vii) no such Company Plan has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code, respectively), whether or not waived.

         (g) Except as disclosed on Schedule 3.11(g) to this Agreement, with respect to any Company Plan that is a multiemployer plan (within the meaning of Section 3(37) of ERISA): (i) neither the Company nor any Commonly Controlled Company Entity would be subject to any withdrawal liability if, as of the Closing Date, the Company or any Commonly Controlled Company Entity were to engage in a complete withdrawal (as defined in Section 4203 of ERISA) or partial withdrawal (as defined in Section 4205 of ERISA) from any such multiemployer plan; and (ii) no such multiemployer plan is in reorganization or insolvent (as those terms are defined in Sections 4241 and 4245 of ERISA, respectively).

         (h) Except as disclosed on Schedule 3.11(h) to this Agreement or as would not be reasonably likely to result in a material liability to the Company, with respect to any Company Plan that is not a multiemployer plan (within the meaning of Section 3(37) of ERISA): (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened; (ii) no facts or circumstances exist that could give rise to any such actions, suits or claims; and (iii) no written or oral communication has been received from the PBGC in respect of any Company Plan subject to Title IV of ERISA concerning the funded status of any such Company Plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein.

         (i) Except as disclosed on Schedule 3.11(i) to this Agreement, neither the Company nor any Commonly Controlled Company Entity has agreed to or communicated to employees any changes to any Company Plan that would: (i) cause an increase in benefits or create new benefits under any Company Plan; or (ii) change any employee coverage so as to cause an increase in the expense of maintaining any such Company Plan.

         (j) Except as disclosed on Schedule 3.11(j) to this Agreement, the consummation of the transactions contemplated hereby will not result in: (i) any payment (including, without limitation, any severance, unemployment compensation, golden parachute or bonus payment) becoming due to any current or former director, officer, employee or consultant of the Company or any of its Affiliates; (ii) any increase in the amount of compensation or benefits payable in respect of any current or former director, officer, employee or consultant of the Company or any of its Affiliates; or (iii) the acceleration of vesting or time of payment of any benefits or compensation payable in respect of any current or former director, officer, employee or consultant of the Company or any of its Affiliates, and the transactions contemplated by this Agreement will not result in any payment or series of payments constituting a "parachute payment" within the meaning of Section 280G of the Code.

         (k) Except as disclosed on Schedule 3.11(k) to this Agreement, neither the Company nor any Commonly Controlled Company Entity has engaged in or participated in any transaction, whether or not related to a Company Plan, that could, directly or indirectly, result in any tax, penalty or liability imposed by ERISA or the Code including, without limitation, any excise tax under Section 4975 of the Code or any civil penalty under Section 409 or 502 of ERISA, that, alone or together with any other such tax or penalty, could have a Company Material Adverse Effect.

         (l) Neither the Company nor any affiliate thereof (as defined in Part V(d) of Department of Labor Prohibited Transaction Class Exemption 84-14) (the "QPAM EXEMPTION"), nor any owner, direct or indirect, of a 5 percent or more interest in the Company, is a Person who has engaged in any act described in
Part I(g) of the QPAM Exemption.

         (m) Except as disclosed on Schedule 3.11(m) to this Agreement, the Company is not a party to any collective bargaining or other labor union contract applicable to employees of the Company, and no collective bargaining agreement or other labor union contract is being negotiated by the Company. As of the date of this Agreement, there is no labor dispute, strike or work stoppage against the Company pending or threatened in writing which will materially interfere with the business activities of the Company. As of the date of this Agreement, none among the Company, its representatives or employees has committed within the past five years any unfair labor practices in connection with the operation of the business of the Company, and there is no charge or complaint against the Company by the National Labor Relations Board or any comparable state or foreign agency pending or, to the Knowledge of the Company, threatened in writing.

         (n) Except as disclosed on Schedule 3.11(n) to this Agreement, as of the Effective Time of the Mergers, the Company has not incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act, as it may be amended from time to time, and, to the Knowledge of the Company, within the 90-day period immediately following the Effective Time of the Mergers will not incur any such liability or obligation if, during such 90-day period, only terminations of employment in the normal course of operations occur.

SECTION 3.12 Environmental Laws and Regulations.

         (a) Except as disclosed on Schedule 3.12(a) to this Agreement, (i) the Company and its Subsidiary are in compliance, in all material respects, with all applicable Laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "ENVIRONMENTAL LAWS"), which compliance includes, but is not limited to, the possession by the Company and its Subsidiary of all material Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) neither the Company nor its Subsidiary has received written notice of, or, to the Knowledge of the Company, is the subject of, any material action, cause of action, claim, investigation, demand or notice by any Person or entity alleging liability under or non-compliance with any Environmental Law (an "ENVIRONMENTAL CLAIM"); and (iii) to the Knowledge of the Company, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

         (b) Except as disclosed on Schedule 3.12(b) to this Agreement, to the Knowledge of the Company, there are no material Environmental Claims that are pending or threatened against any Person whose liability for any Environmental Claim the Company or its Subsidiary has or may have retained or assumed either contractually or by operation of Law.

SECTION 3.13 Tax Matters.

         (a) The Company and its Subsidiary have timely and accurately filed, or caused to be timely and accurately filed, all material Tax Returns (as hereinafter defined) required to be filed by them, and have paid, collected or withheld, or caused to be paid, collected or withheld, all material amounts of Taxes (as hereinafter defined) required to be paid, collected or withheld, other than such Taxes for which adequate reserves have been established or which are being contested in good faith. Except as set forth on Schedule 3.13(a) to this Agreement, there are no material claims or assessments pending against the Company or its Subsidiary for any alleged deficiency in any Tax, there are no pending or, to the Knowledge of the Company, threatened audits or investigations for or relating to any liability in respect of any Taxes, and neither the Company nor its Subsidiary has been notified in writing of any proposed Tax claims or assessments against the Company or its Subsidiary (other than claims or assessments for which adequate reserves have been established or which are being contested in good faith or are immaterial in amount).

         (b) For purposes of this Agreement, the term "TAX" shall mean any United States or non-United States federal, national, state, provincial, local or other jurisdictional income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, alternative or add-on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge imposed by any Governmental Entity, together with any interest or penalty imposed thereon. The term "TAX RETURN" shall mean a report, return or other information (including any attached schedules or any amendments to such report, return or other information) required to be supplied to or filed with a Governmental Entity with respect to any Tax, including an information return, claim for refund, amended return or declaration or estimated Tax.

         (c) Except as set forth on Schedule 3.13(c) to this Agreement, neither the Company nor its Subsidiary is liable for Taxes of any other Person, or is currently under any contractual obligation to indemnify any Person with respect to Taxes (except for customary agreements to indemnify lenders or security holders in respect of Taxes other than income Taxes), or is a party to any Tax sharing agreement or any other agreement providing for payments by the Company or its Subsidiary with respect to Taxes. Except as set forth on Schedule 3.13(c) to this Agreement, there are no outstanding powers of attorney enabling any party to represent the Company or its Subsidiary with respect to Tax matters. The Company and its Subsidiary have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third Person. All material elections with respect to Taxes made by the Company and its Subsidiary as of the date hereof are set forth on Schedule 3.13(c) to this Agreement. There are no private letter rulings in respect of any Tax pending between the Company and any Tax authority. Neither the Company nor its Subsidiary is a personal holding company within the meaning of Section 542 of the Code. Neither the Company nor its Subsidiary is a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for Tax purposes. Neither the Company nor its Subsidiary has agreed to nor is required, as a result of a change in method of accounting or otherwise, to include any adjustment under Section 481 of the Code (or any corresponding provision of state, local or foreign Law) in taxable income. Neither the Company nor its Subsidiary is a party to any contract, arrangement or plan that could result (taking into account the transactions contemplated by this Agreement and the Related Agreements), separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code. Schedule 3.13(c) to this Agreement contains a list of all jurisdictions to which any Tax is properly payable or in which any Tax Return is required to be filed by the Company and its Subsidiary, and no written claim has ever been made by any Tax authority in any other jurisdiction that the Company or its Subsidiary is subject to taxation in such jurisdiction.

SECTION 3.14 Material Contracts.

         (a) Set forth on Schedule 3.14(a) to this Agreement is a correct and complete list of each of the following contracts and agreements (and all amendments, modifications and supplements thereto and all related letters to which the Company or its Subsidiary is a party affecting the obligations of any party thereunder) to which the Company or its Subsidiary is a party or by which any of their respective properties or assets are bound, correct and complete copies of which have been delivered to Walnut: (i) each employment, consulting, non-competition, severance, golden parachute or indemnification contract (including, without limitation, any contract to which the Company or its Subsidiary is a party involving employees of the Company or its Subsidiary) which contemplates payments equal to or in excess of $30,000 per year; (ii) each agreement under which the Company or its Subsidiary has a continuing obligation to provide financial advisory or other consulting services; (iii) contracts granting a right of first refusal or first negotiation; (iv) each partnership or joint venture agreement; (v) except as contemplated by Section 5.26, each agreement for the acquisition, sale, lease or license of properties or assets of the Company or its Subsidiary or by the Company or its Subsidiary (by merger, purchase or sale of assets or stock or otherwise), including commitments to make an investment by the Company or its Subsidiary, in which the aggregate amount to be paid or received by the Company or its Subsidiary is equal to or in excess of $5,000; (vi) each contract or agreement with any Governmental Entity; (vii) each agreement relating to indebtedness of the Company or its Subsidiary or guarantees of indebtedness by the Company or its Subsidiary in excess of $5,000;
(viii) each noncompetition, exclusivity or other agreement restricting the ability of the Company or its Subsidiary to hire any Person or operate its business as now, or contemplated to be, conducted, except for any such agreement which could not reasonably be expected to have a Company Material Adverse Effect; (ix) each agreement between the Company or its Subsidiary and any of their respective officers, directors, holders of 5% of the outstanding Company Common Stock or other Affiliates of the Company or its Subsidiary; (x) each contract or agreement that contains a "change of control" provision; (xi) any agreement which encumbers or places a Lien on any assets of the Company or its Subsidiary; and (xii) all commitments and agreements to enter into any of the foregoing (collectively, the "COMPANY MATERIAL CONTRACTS").

         (b) Except as set forth on Schedule 3.14(b) to this Agreement:

                  (i) Each Company Material Contract is in full force and effect and there is no default under any Company Material Contract either by the Company or its Subsidiary or, to the Knowledge of the Company, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or its Subsidiary or, to the Knowledge of the Company, any other party, in any such case in which such default or event could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                  (ii) No party to any such Company Material Contract has given notice to the Company or its Subsidiary of or made a claim against the Company or its Subsidiary with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Company Material Adverse Effect.

SECTION 3.15 Title to Properties; Encumbrances. Schedule 3.15 to this Agreement contains a complete and accurate list of all real property, leaseholds or other interests in real property owned or used by the Company and its Subsidiary. The Company has delivered or made available to Walnut correct and complete copies of the leases or other agreements to which the Company or its Subsidiary is party and pursuant to which it uses or occupies any real property. Except as set forth in Schedule 3.15 to this Agreement, the Company and its Subsidiary have good title to all of the properties and assets, real and personal, tangible and intangible, they own or purport to own, including those reflected on their respective books and records and in the Company Financial Statements and the Company Interim Financial Statements (except for accounts receivable collected and materials and supplies disposed of in the ordinary course of business consistent with past practice after the date of the Company Financial Statements and the Company Interim Financial Statements). The Company and its Subsidiary have a valid leasehold, license or other interest in all of the other properties and assets, tangible or intangible, which are used in the operation of their respective businesses. Except as set forth in Schedule 3.15 to this Agreement, all properties and assets owned, leased or used by the Company and its Subsidiary are free and clear of all Liens, except for (a) Liens for current Taxes not yet due, (b) workmen's, common carrier and other similar Liens arising in the ordinary course of business, none of which materially detracts from the value or materially impairs the use of the property or asset subject thereto, or materially impairs the operations of the Company and its Subsidiary, (c) Liens disclosed in the Company Financial Statements, and (d) such imperfections of title and other Liens, if any, which do not individually or in the aggregate materially interfere with the value or the use of such properties or assets or otherwise could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

SECTION 3.16 Condition and Sufficiency of Assets. Except as disclosed on Schedule 3.16 to this Agreement, all of the properties and assets owned, leased or used by the Company and its Subsidiary are in good operating condition and repair (normal wear and tear excepted), are suitable for the purposes used and are adequate and sufficient for all current operations of the Company and its Subsidiary. Following the Second Effective Time, Surviving Corporation 2 will be able to conduct the business of the Company and its Subsidiary as it was conducted prior thereto.

SECTION 3.17 Intellectual Property. Except as disclosed on Schedule 3.17 to this Agreement, the Company and its Subsidiary own or are licensed or otherwise have legally enforceable rights to use all patents, copyrights, trademarks, service marks and trade names, including any registrations or applications for registration of any of the foregoing trade secrets, know-how, computer software programs and applications, Internet domain names, and proprietary information and materials (collectively, "INTELLECTUAL PROPERTY") used in or otherwise material to the operation of the businesses of the Company and its Subsidiary as presently conducted. To the Knowledge of the Company, the use of the Intellectual Property by the Company and its Subsidiary does not infringe upon or otherwise violate any Intellectual Property rights of third parties. To the Knowledge of the Company, no third party, including any employee, former employee, independent contractor or consultant, is infringing upon or otherwise violating the rights of the Company or its Subsidiary in the Intellectual Property that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. Except as disclosed on
Schedule 3.17, or as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect, no claims (i) are currently pending or, to the Knowledge of the Company, threatened with respect to the Intellectual Property, or (ii) are, to the Knowledge of the Company, currently pending or threatened with respect to the Intellectual Property rights of a third party to the extent arising out of any use, reproduction or distribution of the Intellectual Property of such third party by the Company or its Subsidiary.

SECTION 3.18 Year 2000. To the Knowledge of the Company, the software and hardware of the Company and its Subsidiary, when used or operated in accordance with their printed documentation and in conjunction with computer hardware and software that itself correctly processes date-related data, is free of defects in programming and operation and will continue to operate after December 31, 1999, with the same level of functionality as the software operated prior thereto, including, without limitation, correctly storing, processing and presenting calendar dates falling on or after December 31, 1999. To the Knowledge of the Company, the software will be free from logic and other errors attributable to dates falling on or after December 31, 1999 and will not be responsible for any error associated with any date falling on or after December 31, 1999.

SECTION 3.19 Investment Securities. Schedule 3.19 to this Agreement sets forth a complete and correct list of all securities (including warrants) beneficially owned by the Company and its Subsidiary on the date hereof. The Company and its Subsidiary have good and marketable title to all such securities (except securities sold under repurchase agreements (which are indicated as such on Schedule 3.19) or held in any fiduciary or agency capacity(which are indicated as such on Schedule 3.19)), free and clear of any Lien, except to the extent such securities are pledged in the ordinary course of business consistent with prudent business practices to secure obligations of the Company or its Subsidiary. Such securities are valued on the books of the Company in accordance with GAAP.

SECTION 3.20 Brokers. Except as set forth on Schedule 3.20 to this Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Mergers or the other transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements (including the Related Transactions) based upon arrangements made by or on behalf of the Company or any of its Affiliates.

SECTION 3.21 Insurance. Schedule 3.21 to this Agreement sets forth a list of all policies or binders of fire, liability, workmen's compensation or other insurance held by or on behalf of the Company (specifying the insurer, the policy number or covering note number with respect to binders). Correct and complete copies of such policies or binders have been delivered or made available to Walnut. The Company (i) is not in default with respect to any material provision contained in any such policy or binder, and (ii) has not received a notice of cancellation or non-renewal of any such policy or binder. All of such insurance is in full force and effect and all premiums due and payable thereon have been paid.

SECTION 3.22     Transactions with Affiliates. Except as set forth on Schedule
3.22 to this Agreement, since January 1, 1999, no stockholder, officer, director or Affiliate of the Company or its Subsidiary has entered into any transaction with or is a party to any contract with the Company or its Subsidiary. Except as set forth in Schedule 3.22, no stockholder, officer, director or Affiliate of the Company or its Subsidiary owns any direct or indirect interest of any kind in, or controls or is a stockholder, director, officer, employee or partner of, or consultant to, or lender or borrower from or has the right to participate in the profits of, any Person which is a competitor, client, landlord, tenant, creditor or debtor of the Company or its Subsidiary.

SECTION 3.23 Books and Records. All constituent documents, business licenses, minute books, stock certificate books, stock transfer ledgers and other records of the Company and its Subsidiary (collectively, the "COMPANY RECORDS") have been maintained in accordance with reasonable business practices and applicable legal requirements. The Company Records are complete and correct in all material respects and contain all material matters required to be reflected in such Company Records.

SECTION 3.24 Disclosure. The representations and warranties by the Company contained in this Agreement and in any Schedule or certificate furnished or to be furnished by it pursuant hereto do not contain or will not, as of the Closing Date, contain any untrue statement of a material fact, and do not omit or will not, as of the Closing Date, omit to state any fact required to be stated therein or necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 3.24 or elsewhere in this Agreement or in any Schedule or certificate furnished or to be furnished as aforesaid pursuant hereto shall not be affected or deemed waived by reason of the fact that the Walnut Entities or their representatives know or should have known that any such representation or warranty is or might be inaccurate in any respect.

SECTION 3.25 Stockholders of the Company. The Company has two stockholders and each stockholder is an "accredited" investor within the meaning of Rule 501 under the Securities Act.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                             OF THE WALNUT ENTITIES

                  Each of the Walnut Entities, jointly and severally, hereby represents and warrants to the Company as follows:

SECTION 4.1       Organization and Qualification; Subsidiaries.

         (a) Each of Walnut and each Subsidiary of Walnut has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite corporate or other power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of Walnut and each Subsidiary of Walnut is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that could not reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect. For purposes of this Agreement, "WALNUT MATERIAL ADVERSE EFFECT" means any change, event or effect (i) in, on or relating to the business of Walnut and the Subsidiaries of Walnut that is, or is reasonably likely to be, materially adverse to the business, properties, assets, liabilities, conditions in the United States; or(ii) that may prevent or materially delay performance of this Agreement, th e Transaction Documents or the Related Agreements by any of the Walnut Entities or the consummation by any of the WAlnut Entities of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements(including the Mergers and the Related Transactions). Schedule 4.1(a) to this Agreement sets forth a complete and accurate list of each Subsidiary of Walnut, the jurisdiction of incorporation or organization of each such Subsidiary and each jurisdiction where each such Subsidiary is qualified or licensed to do business. Neither Walnut nor any Subsidiary of Walnut is a general partner in any partnership, except as set forth on Schedule 4.1(a).

         (b) The copies of Walnut's Articles of Incorporation, as amended, and By-laws (collectively, the "WALNUT CHARTER DOCUMENTS") that are set forth as Exhibits to Walnut's Annual Report on Form 10-K for the year ended December 31, 1998, and the Certificate of Incorporation and By-laws or comparable organizational documents of THCG, Newco and each other Subsidiary of Walnut in the forms delivered to the Company, are complete and correct copies thereof. The Walnut Charter Documents and all comparable organizational documents of each Subsidiary of Walnut are in full force and effect. Walnut is not in violation of any of the provisions of the Walnut Charter Documents and no Subsidiary of Walnut is in violation of its organizational documents.

SECTION 4.2       Capitalization of Walnut and its Subsidiaries.

         (a) The authorized capital stock of Walnut consists of (i) 50,000,000 shares of Walnut Common Stock, of which 3,350,533 shares are issued and outstanding, and (ii) 1,000,000 shares of preferred stock, no par value, of which no shares are issued or outstanding. All of the issued and outstanding shares of Walnut Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. None of the issued and outstanding shares of Walnut Common Stock were issued in violation of the registration requirements of any federal or state securities laws. As of the date hereof, 316,830 shares of Walnut Common Stock were reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding Options. Schedule 4.2(a) to this Agreement sets forth, as of the date hereof, (i) the Persons to whom Options have been granted by Walnut, (ii) the exercise price for Options held by each such Person, (iii) the number of vested and unvested Options and (iv) the termination dates of such Options. Except as disclosed in the Walnut Filed SEC Reports or as set forth on Schedule 4.2(a) to this Agreement, no shares of Walnut's capital stock have been issued other than pursuant to the exercise of stock options already in existence on such date, and, subject to Section 5.20, no stock options have been granted by Walnut to any Person. Except as disclosed in the Walnut Filed SEC Reports, as set forth above or in Schedule 4.2(a) to this Agreement or as contemplated by this Agreement, the Transaction Documents or the Related Agreements, there are outstanding (i) no shares of capital stock or other voting securities of Walnut or its Subsidiaries, (ii) no securities of Walnut or any Subsidiary of Walnut convertible or exercisable into or exchangeable for shares of capital stock or voting securities of Walnut or any Subsidiary of Walnut, (iii) no Options to acquire from Walnut or any Subsidiary of Walnut, and no obligations of Walnut or any Subsidiary of Walnut to issue, any capital stock, voting securities or securities convertible or exercisable into or exchangeable for capital stock or voting securities of Walnut or any Subsidiary of Walnut, (iv) no equity equivalents, interests in the ownership or earnings of Walnut or any Subsidiary of Walnut or other similar rights (including stock appreciation rights) (the items listed in subclauses (i), (ii), (iii) and (iv) being referred to, collectively, as "WALNUT SECURITIES") and (v) no obligations of Walnut or any Subsidiary of Walnut to repurchase, redeem or otherwise acquire any Walnut Securities. Except as set forth on Schedule 4.2(a) to this Agreement, there are no stockholders agreements, voting trusts or other agreements or understandings to which Walnut or any Subsidiary of Walnut is a party or to which any of them is bound relating to the voting or registration of any shares of capital stock of Walnut or any Subsidiary of Walnut.

         (b) The authorized capital stock of THCG consists of (i) 50,000,000 shares of THCG Common Stock, of which 10 shares are issued and outstanding, and
(ii) 5,000,000 shares of preferred stock, par value $.01 per share, of which no shares are issued or outstanding. All of the issued and outstanding shares of THCG Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights. All of the issued and outstanding shares of THCG Common Stock are owned by Walnut, free and clear of any Lien. The shares of THCG Common Stock that will be issued as a result of the Mergers will be, when issued in accordance with the terms of this Agreement and the Related Agreements, duly authorized, validly issued, fully paid and non-assessable. The authorized capital stock of Newco consists of 100 shares of Newco Common Stock, of which 10 shares are issued and outstanding. All of the issued and outstanding shares of Newco Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights. All of the issued and outstanding shares of Newco Common Stock are owned by THCG, free and clear of any Lien.

         (c) The authorized and outstanding shares of each class of capital stock of each Subsidiary of Walnut is completely and accurately set forth on
Schedule 4.2(c) to this Agreement. Each outstanding share of capital stock of each Subsidiary of Walnut is duly authorized and validly issued and is fully paid and nonassessable and owned by Walnut or a Subsidiary of Walnut free and clear of any Lien or any other limitation or restriction (including any restriction on the right to vote or sell the same, except as may be provided as a matter of law).

         (d) The Walnut Common Stock constitutes the only class of equity securities of Walnut or any Walnut Subsidiary registered or required to be registered under the Exchange Act, except that the equity securities of Walnut Funds, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut ("WALNUT FUNDS"), Walnut Capital Corp., a Delaware corporation and a wholly-owned subsidiary of Walnut ("WALNUT CAPITAL"), and Universal Bridge Fund, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut ("UNIVERSAL BRIDGE"), are also registered under the Exchange Act.

SECTION 4.3       Authority Relative to this Agreement; Board Action.

         (a) Each of the Walnut Entities has all necessary corporate or other power and authority to execute and deliver this Agreement and the Transaction Documents and the Related Agreements to which it is a party, to consummate the transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements to which it is a party (including the Mergers and the Related Transactions), and to perform its obligations under this Agreement and the Transaction Documents and the Related Agreements to which it is a party. The execution and delivery by each of the Walnut Entities of this Agreement and the Transaction Documents and the Related Agreements to which it is a party and the consummation by each of the Walnut Entities of the transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements to which it is a party (including the Mergers and the Related Transactions) have been duly and validly authorized by the Board of Directors of Walnut (the "WALNUT BOARD"), the Board of Directors of each of THCG and Newco and the sole stockholder of each of THCG and Newco, and no other corporate or other proceedings on the part of any Walnut Entity are, or will be, necessary to authorize this Agreement and the Transaction Documents and the Related Agreements to which any such Walnut Entity is a party or to consummate the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements (including the Mergers and the Related Transactions), other than, with respect to Merger 1, the approval and adoption of this Agreement by the stockholders of Walnut (the "WALNUT STOCKHOLDERS") and other than the approval by the Walnut Stockholders of certain of the Related Transactions. Each of this Agreement and each of the Transaction Documents and the Related Agreements to which any of the Walnut Entities is a party has been, or will be at the Closing, assuming the due authorization, execution and delivery of the same by each of the other parties hereto or thereto, duly and validly executed and delivered by the Walnut Entities and constitutes, or will constitute at the Closing, a valid, legal and binding agreement of the Walnut Entities, enforceable against such Walnut Entities in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

         (b) The Walnut Board and the Boards of Directors of each of THCG and Newco, by resolutions duly adopted at a meeting duly called and held and not subsequently rescinded or modified in any way, have each duly (i) determined that this Agreement, the Mergers and the Related Transactions are in the best interests of each Walnut Entity and their respective stockholders, (ii) approved this Agreement, the Mergers and the Related Transactions and (iii) unanimously recommended that the Walnut Stockholders and the sole stockholder of each of THCG and Newco approve this Agreement, the Mergers and the Related Transactions.

SECTION 4.4       SEC Filings; Financial Statements.

         (a) Since January 1, 1996, Walnut has filed all forms, reports, schedules, statements and other documents (including all exhibits thereto) (the "WALNUT SEC FILINGS") required to be filed with the SEC, each of which has complied with all applicable requirements of the Securities Act, the Exchange Act and the Investment Company Act, each as in effect on the dates such forms, reports, schedules, statements and other document were filed. Walnut has heretofore delivered to or made available to the Company, in the form filed with the SEC (including any amendments and all exhibits thereto), the following (the "WALNUT FILED SEC REPORTS"): (i) the Annual Reports on Form 10-K for each of the three fiscal years ended December 31, 1998, (ii) all definitive proxy statements relating to Walnut's meetings of stockholders (whether annual or special) held since January 1, 1996 and prior to the date of this Agreement and
(iii) all other forms, reports or registration statements filed prior to the date of this Agreement by Walnut with the SEC since January 1, 1996 (other than quarterly reports on Form 10-Q or current reports on Form 8-K filed before January 1, 1999). As of their respective dates, none of the Walnut SEC Filings or documents, including, without limitation, any financial statements or schedules included or incorporated by reference therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstance under which they were made, not misleading. The consolidated financial statements of Walnut (the "WALNUT FINANCIAL STATEMENTS") included or incorporated by reference in the Walnut SEC Filings complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and all of such financial statements were prepared from the books and records of Walnut and fairly present in all material respects, in conformity with GAAP (except as may be indicated in the notes thereto and except that the unaudited financial statements may not include all notes thereto required by
GAAP), the consolidated statement of assets and liabilities, investment in securities of Walnut and its Subsidiaries as of the dates thereof and their consolidated statements of operations, changes in net assets and cash flows for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments). Since January 1, 1999, there has not been any change, or any application or request for any change, by Walnut or any Subsidiary of Walnut in accounting principles, methods or policies for financial accounting or tax purposes.

         (b) Walnut has heretofore made available to the Company a complete and correct copy of any material amendment or modification, which has not yet been filed with the SEC, to agreements, documents or other instruments which prior to the date of this Agreement had been filed by Walnut with the SEC pursuant to the Securities Act, the Exchange Act or the Investment Company Act.

         (c) As of June 30, 1999, the balance sheet of Walnut reflects: (i) a minimum balance of $1.15 million in cash; (ii) a zero balance in margin payable to brokers; (iii) a maximum balance of $0.825 million in notes payable to banks;
(iv) a maximum balance of $2.0 million in debentures payable; (v) a minimum balance of $0.1 million in cash on the balance sheet of Universal Partners, L.P.; and (vi) no additional liabilities and/or no higher liability balances than are disclosed on its April 30, 1999 balance sheet, attached as Schedule 4.4(c) to this Agreement, excluding reasonable accounting and attorneys fees and such other reasonable expenses related to the Mergers and the Related Transactions.

         (d) To the Knowledge of Walnut, the accounts receivable, loans, advances and contracts receivable from the clients (individually, a "RECEIVABLE," and collectively, the "RECEIVABLES") of Pacific Financial Services Corporation, a Washington corporation and a wholly-owned subsidiary of Walnut ("PACIFIC FINANCIAL"), and Inland Financial Corporation, a Washington corporation and a wholly-owned subsidiary of Walnut ("INLAND FINANCIAL"), reflected on Schedule 4.4(d) to this Agreement or arising between the date hereof and the

Closing Date, arose or will arise in the ordinary course of business and at least 80% of the Receivables outstanding at any given time are and will be fully collectible according to their terms, without resort to litigation. The amount ultimately collected from the Receivables outstanding at any given time with respect to each of Pacific Financial and Inland Financial shall at least be equal to 80% of the principal amount outstanding at such time of the loan made to Pacific Financial by Northwest International Bank and the loan made to Inland Financial by Capital Business Credit, respectively. For the purposes of this
Section 4.4(d), a Receivable shall be deemed to become an "UNCOLLECTIBLE RECEIVABLE" if Pacific Financial or Inland Financial, as the case may be, is not paid in full with respect to such Receivable, including payment of all accrued fees owed to Pacific Financial or Inland Financial, as the case may be, in connection therewith, within 90 days of Pacific Financial's or Inland Financial's acquisition of such Receivable, as the case may be.

SECTION 4.5 Information Supplied. None of the information included or incorporated by reference in (a) the Form 8-F will, at the time the Form 8-F is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Investment Company Act, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) the Proxy Statement will, on the date mailed to the Walnut Stockholders and at the time of the Walnut Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the Investment Company Act and the Exchange Act, respectively, and the rules and regulations of the SEC thereunder. Notwithstanding the foregoing, Walnut makes no representation or warranty with respect to any Company 8-F Information or Company Proxy Information.

SECTION 4.6       Consents and Approvals; No Violations.

         (a) Except as set forth on Schedule 4.6(a) to this Agreement, no Filings and Approvals to, of or with any Governmental Entity are, or will be, necessary for the execution and delivery by any of the Walnut Entities of this Agreement, the Transaction Documents or the Related Agreements to which any Walnut Entity is a party or the consummation by any of the Walnut Entities of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements to which any such Walnut Entity is a party (including the Mergers and the Related Transactions), except for those required (i) under the UBCA, DGCL and NYBCL with respect to the filing of the First Certificate of Merger and Second Certificate of Merger, (ii) under the Securities Act, the Exchange Act and the Investment Company Act or by any Regulatory Agency, and
(iii) such Filings and Approvals that, if not made or obtained could not reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect.

         (b) Except as set forth on Schedule 4.6(b) to this Agreement, no consent or approval of any third party is, or will be, necessary for the execution and delivery by any of the Walnut Entities of this Agreement, any Transaction Documents or any Related Agreements to which any such Walnut Entity is a party or the consummation by any of the Walnut Entities of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements to which any such Walnut Entity is a party (including the Mergers and the Related

 Transactions).

         (c) Except as set forth on Schedule 4.6(c) to this Agreement, neither the execution, delivery and performance of this Agreement, the Transaction Documents or the Related Agreements to which any of the Walnut Entities is a party, or the consummation by any of the Walnut Entities of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements to which any such Walnut Entity is a party (including the Mergers and the Related Transactions) will (i) conflict with or result in any breach of any provision of the Walnut Charter Documents or any comparable organizational documents of THCG or Newco or any other Subsidiary of Walnut, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which any of the Walnut Entities is a party or by which any of their respective properties or assets are bound, or (iii) assuming that all Filings and Approvals have been made or obtained, violate any Law or any Governmental Order applicable to any of the Walnut Entities or any of their respective properties or assets, except in the case of clauses (ii) or (iii) for violations, breaches or defaults which could not reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect.

SECTION 4.7 No Default. Except as set forth on Schedule 4.7 to this Agreement, none of the Walnut Entities or any other Subsidiary of Walnut is in default or violation (and no event has occurred which with due notice or the lapse of tim or both would constitute a default or violation) of any term, condition or provision of (i) the Walnut Charter Documents or comparable organizational documents of THCG or Newco or any other Subsidiary of Walnut,
(ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which any Walnut Entity or any other Subsidiary of Walnut is a party or by which any of them or any of their respective properties or assets are bound, or (iii) any Governmental Order applicable to any Walnut Entity or any other Subsidiary of Walnut or any of their respective properties or assets, except in the case of clauses (ii) or
(iii) for violations, breaches or defaults that could not reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect, except for liabilities of any Subsidiary of Walnut owed to Walnut or to any other wholly-owned Subsidiary of Walnut.

SECTION 4.8       No Undisclosed Liabilities; Absence of Changes.

         (a) Except as and to the extent disclosed in the Walnut Filed SEC Reports or on Schedule 4.8(a) to this Agreement, as of December 31, 1998, neither Walnut nor any Subsidiary of Walnut had any liabilities or obligations of any nature, whether accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which would be required by GAAP to be reflected in, reserved against or otherwise described in the consolidated balance sheet of Walnut (including the notes thereto) as of such date, except for liabilities and obligations that could not reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect.

         (b) Except as disclosed in the Walnut Filed SEC Reports or on Schedule 4.8(b) to this Agreement, since January 1, 1999, the business of Walnut and its Subsidiaries has been carried on only in the ordinary course and in a manner consistent with past practice, neither Walnut nor any of its Subsidiaries has incurred any liabilities or obligations of any nature, whether accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, except in the ordinary course of business and in a manner consistent with past practice, none of which could reasonably be likely to have, individually or in the aggregate, a Walnut Material Adverse Effect, and there has not been any event, condition or occurrence that, individually or in the aggregate, has resulted or which could reasonably be expected to result in, a Walnut Material Adverse Effect. Except as disclosed in the Walnut Filed SEC Reports, since January 1, 1999, there has not been (i) any material change by Walnut in its accounting methods, principles or practices, (ii) any declaration, setting aside or payment of any dividend or distribution in respect of shares of the capital stock of Walnut or any of its Subsidiaries or any redemption, purchase or other acquisition of any of the Walnut Securities, or (iii) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, restricted stock awards or similar awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable, or Walnut's obligations in respect of any program or arrangement for, officers or other key employees of Walnut or any Walnut Subsidiary.

SECTION 4.9 No Litigation. Except as disclosed in the Walnut Filed SEC Reports or on Schedule 4.9 to this Agreement, there is no Proceeding pending or, to the Knowledge of Walnut, threatened against any Walnut Entity or any other Subsidiary of Walnut or any of their respective properties or assets which (a) if adversely determined, could reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect, or (b) questions the validity of this Agreement, any Transaction Document or any Related Agreement or any action to be taken by any of the Walnut Entities in connection with the consummation of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements (including the Mergers and the Related Transactions) or could otherwise prevent, delay, make illegal or otherwise interfere with the consummation of such transactions. Except as disclosed on
Schedule 4.9 to this Agreement, neither Walnut nor any Subsidiary of Walnut is subject to any outstanding Governmental Order which could reasonably be expected to have a Walnut Material Adverse Effect.

SECTION 4.10      Compliance with Applicable Law.

         (a) Except as disclosed in the Walnut Filed SEC Reports or in Schedule 4.10(a) to this Agreement, Walnut and all Subsidiaries of Walnut have made or have obtained and hold all Permits necessary for the lawful conduct of their respective businesses, except where the failure to obtain any such Permit would not have, individually or in the aggregate, a Walnut Material Adverse Effect. Except as disclosed on Schedule 4.10(a) to this Agreement, (i) the Permits of Walnut and its Subsidiaries are valid and in full force and effect, (ii) none of the Walnut Entities or any Subsidiary of Walnut is in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, such Permits, and (iii) none of such Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements, except in the case of clauses (i), (ii) and (iii) for Permits, the failure of which to be valid or in full force and effect or of Walnut or its Subsidiaries to hold could not reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect.

         (b) Except as disclosed in the Walnut Filed SEC Reports or on Schedule 4.10(b) of this Agreement, the businesses of Walnut and its Subsidiaries have not been conducted in violation of the Investment Company Act, the Small Business Investment Act of 1958, the regulations promulgated by the Small Business Administration or any other Law, except for violations or possible violations which could not reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect. Except as disclosed in the Walnut Filed SEC Reports or on Schedule 4.10(b) to this Agreement, no material investigation or review by any Governmental Entity with respect to Walnut or any of its Subsidiaries is pending or, to the Knowledge of Walnut, threatened, nor, to the Knowledge of Walnut, has any Governmental Entity indicated an intention to conduct the same.

SECTION 4.11      Employee Benefits and ERISA.

         (a) (i) Schedule 4.11(a) to this Agreement contains a true and complete list of each material employee benefit plan, policy, program, practice, agreement, understanding, arrangement or commitment (whether written or unwritten) providing compensation, benefits or perquisites of any kind to any current or former officer, employee or consultant (or to any dependent or beneficiary thereof) of Walnut, which are now, or were within the past six years, maintained by, contributed to, by or with respect to which an obligation to contribute exists or existed on the part of any of Walnut, its predecessors, or any other trade or business (whether or not incorporated) which, together with Walnut, is treated as a single employer under Section 414 of the Code (such other trades or businesses, collectively, the "COMMONLY CONTROLLED WALNUT ENTITIES") or with respect to which Walnut or any Commonly Controlled Walnut Entity has or may have any material liability (including, without limitation, a liability arising out of an indemnification, guarantee, hold harmless or similar agreement) including, without limitation, all material employment or consulting agreements, incentive, bonus, deferred compensation, pension, profit sharing, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements and any "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA (each, a "WALNUT PLAN" and together, the "WALNUT PLANS").

                  (ii) With respect to the Walnut Financial Services, Inc. Management Incentive Plan (the "WALNUT INCENTIVE PROGRAM"), the only two beneficiaries thereunder are Joel Kanter and Robert Mauer, in their capacities as the Chief Executive Officer and Chief Financial Officer/Chief Operating Officer of Walnut, respectively. Messrs. Kanter and Mauer have agreed that, in the event Merger 2 occurs, the sole benefit to which Messrs. Kanter and Mauer would be entitled under the Walnut Incentive Program is the payment to them, in cash only, of a maximum of $90,000, in the aggregate, based on their achievement, in 1999, of performance milestones set by the Compensation Committee of the Walnut Board (the"CASH BONUS").

         (b) With respect to each Walnut Plan, Walnut has delivered or made available to the Company, to the extent applicable: (i) a current, correct and complete copy of each written plan document (including without limitation, any employment agreement, employment policies and procedures and plan instrument, and any amendments thereto) or, to the extent no such written plan document exists, an accurate written description thereof; (ii) any related trust agreement or other funding instrument; (iii) the most recent determination letter with respect to any Walnut Plan intended to be qualified under Section 401(a) of the Code; (iv) any summary plan description, summary of material modifications or other material written communication from Walnut to its employees concerning the extent of the benefits provided under any Walnut Plan; and (v) for the three most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports.

         (c) (i) Each Walnut Plan has been established and maintained, in form and operation, in all material respects (A) in accordance with its terms, and
(B) in compliance with the applicable provisions of ERISA, the Code and other applicable Laws, rules and regulations; (ii) each Walnut Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter as to its qualification, and, to the Knowledge of Walnut, nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause such determination letter to be revoked.

         (d) Except as set forth on Schedule 4.11(d), no Walnut Plan provides for benefits, including, without limitation, medical or health benefits (through insurance or otherwise), or provides for the continuation of such benefits or coverage for any participant or any dependent or beneficiary of any participant, after such participant's retirement or other termination of employment (except
(i) as may be required by applicable law, (ii) retirement or death benefits under any employee pension plan, (iii) disability benefits under any employee welfare plan that have been fully provided for by insurance or otherwise, (iv) deferred compensation benefits accrued as liabilities on the books of Walnut; or
(v) benefits in the nature of severance pay).

         (e) For each Walnut Plan with respect to which a Form 5500 has been filed, no change has occurred with respect to the matters covered by the most recent Form 5500 since the date thereof other than any such change as would not be reasonably likely to result in a material liability to Walnut.

         (f) Except as disclosed on Schedule 4.11(f) to this Agreement, with respect to each Walnut Plan that is subject to Title IV of ERISA:

                  (i) no such Walnut Plan has been terminated so as to result, directly or indirectly, in any material liability, contingent or otherwise, of Walnut or any Commonly Controlled Walnut Entity;

                  (ii) no complete or partial withdrawal from such Walnut Plan has been made by Walnut or any Commonly Controlled Walnut Entity, or by any other Person, so as to result in a material liability to Walnut or any Commonly Controlled Walnut Entity, whether such liability is contingent or otherwise;

                  (iii) no proceeding has been initiated by any Person (including the PBGC) to terminate any such Walnut Plan or to appoint a trustee for any such Walnut Plan;

                  (iv) no condition or event currently exists or currently is expected to occur that would reasonably be expected to result, directly or indirectly, in any material liability of Walnut or any Commonly Controlled Walnut Entity under Title IV of ERISA, whether to the PBGC or otherwise, on account of the termination of any such Walnut Plan;

                  (v) if any such Walnut Plan were to be terminated as of the Closing Date, neither Walnut nor any Commonly Controlled Walnut Entity would incur, directly or indirectly, any material liability under Title IV of ERISA;

                  (vi) no "reportable event" (as defined in Section 4043 of ERISA) has occurred with respect to any such Walnut Plan; and

                  (vii) no such Walnut Plan has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code, respectively), whether or not waived.

         (g) Except as disclosed on Schedule 4.11(g) to this Agreement, with respect to any Walnut Plan that is a multiemployer plan (within the meaning of Section 3(37) of ERISA): (i) neither Walnut nor any Commonly Controlled Walnut Entity would be subject to any withdrawal liability if, as of the date of the Closing, Walnut or any Commonly Controlled Walnut Entity were to engage in a complete withdrawal (as defined in ERISA section 4203) or partial withdrawal (as defined in Section 4205 of ERISA) from any such multiemployer plan; and (ii) no such multiemployer plan is in reorganization or insolvent (as those terms are defined in Sections 4241 and 4245 of ERISA, respectively).

         (h) Except as disclosed on Schedule 4.11(h) to this Agreement or as would not be reasonably likely to result in a material liability to Walnut, with respect to any Walnut Plan that is not a multiemployer plan (within the meaning of Section 3(37) of ERISA): (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of Walnut, threatened; (ii) no facts or circumstances exist that could give rise to any such actions, suits or claims; and (iii) no written or oral communication has been received from the PBGC in respect of any Walnut Plan subject to Title IV of ERISA concerning the funded status of any such Walnut Plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein.

         (i) Except as disclosed on Schedule 4.11(i) to this Agreement, neither Walnut nor any Commonly Controlled Walnut Entity has agreed to or communicated to employees any changes to any Walnut Plan that would: (i) cause an increase in benefits or create new benefits under any Walnut Plan; or (ii) change any employee coverage so as to cause an increase in the expense of maintaining any such Walnut Plan.

         (j) Except as disclosed on Schedule 4.11(j) to this Agreement, the consummation of the transactions contemplated hereby will not result in: (i) any payment (including, without limitation, any severance, unemployment compensation, golden parachute or bonus payment) becoming due to any current or former director, officer, employee or consultant of Walnut or any of its Affiliates; (ii) any increase in the amount of compensation or benefits payable in respect of any current or former director, officer, employee or consultant of Walnut or any of its Affiliates; or (iii) the acceleration of vesting or time of payment of any benefits or compensation payable in respect of any current or former director, officer, employee or consultant of Walnut or any of its Affiliates, and the transactions contemplated by this Agreement will not result in any payment or series of payments constituting a "parachute payment" within the meaning of Section 280G of the Code.

         (k) Except as disclosed on Schedule 4.11(k) to this Agreement, neither Walnut nor any Commonly Controlled Walnut Entity has engaged in or participated in any transaction, whether or not related to a Walnut Plan, that could, directly or indirectly, result in any tax, penalty or liability imposed by ERISA or the Code including, without limitation, any excise tax under Section 4975 of the Code or any civil penalty under Section 409 or 502 of ERISA, that, alone or together with any other such tax or penalty, could have a Walnut Material Adverse Effect.

         (l) Neither Walnut nor any affiliate thereof (as defined in the QPAM Exemption, nor any owner, direct or indirect, of a 5 percent or more interest in Walnut, is a Person who has engaged in any act described in Part I(g) of the QPAM Exemption.

         (m) Except as disclosed on Schedule 4.11(m) to this Agreement, Walnut is not a party to any collective bargaining or other labor union contract applicable to employees of Walnut, and no collective bargaining agreement or other labor union contract is being negotiated by Walnut. As of the date of this Agreement, there is no labor dispute, strike or work stoppage against Walnut pending or threatened in writing which will materially interfere with the business activities of Walnut. As of the date of this Agreement, none among Walnut, its representatives or employees has committed within the past five years any unfair labor practices in connection with the operation of the business of Walnut, and there is no charge or complaint against Walnut by the National Labor Relations Board or any comparable state or foreign agency pending or, to the Knowledge of Walnut, threatened in writing.

         (n) Except as disclosed on Schedule 4.11(n) to this Agreement, as of the Effective Time of the Mergers, Walnut has not incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act, as it may be amended from time to time, and, to Knowledge of Walnut, within the 90-day period immediately following the Effective Time of the Mergers will not incur any such liability or obligation if, during such 90-day period, only terminations of employment in the normal course of operations occur.

SECTION 4.12      Environmental Laws and Regulations.

         (a) Except as disclosed in the Walnut Filed SEC Reports or on Schedule 4.12(a) to this Agreement, (i) each of Walnut and its Subsidiaries is in compliance, in all material respects, with all applicable Environmental Laws, which compliance includes, but is not limited to, the possession by Walnut and its Subsidiaries of all material Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) neither Walnut nor any of its Subsidiaries has received written notice of, or, to the Knowledge of Walnut, is the subject of, any Environmental Claim; and (iii) to the Knowledge of Walnut, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.


         (b) Except as disclosed on Schedule 4.12(b) to this Agreement, to the Knowledge of Walnut, there are no material Environmental Claims that are pending or threatened against any Person whose liability for any Environmental Claim Walnut or any Subsidary of Walnut has or may have retained or assumed either contractually or by operation of Law.

SECTION 4.13      Tax Matters

         (a) Walnut and its Subsidiaries have timely and accurately filed, or caused to be timely and accurately filed, all material Tax Returns required to be filed by them, have paid, collected or withheld, or caused to be paid, collected or withheld, all material amounts of Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves have been established or which are being contested in good faith. Except as set forth on Schedule 4.13(a) to this Agreement, no material claim or assessment of any Tax authority is pending against Walnut or any of its Subsidaries for any alleged deficiency in any Tax, there are no pending or, to the Knowledge of Walnut, threatened audits or investigations for or relating to any liability in respect of any Taxes, and niether Walnut nor any of its Subsidiaries have been notified in writing of any proposed Tax claims or assessments against Walnut or any Subsidiary of Walnut (other than in each case, claims or assessments for which adequate reserves have been established or which are being contested in good faith or are immaterial in amount).


         (b) Except as set forth on Schedule 4.13(b) to this Agreement, neither Walnut nor any of its Subsidiaries is liable for Taxes of any other Person, or is currently under any contractual obligation to indemnify any Person with respect to Taxes (except for customary agreements to indemnify lenders or security holders in respect of Taxes other than income Taxes), or is a party to any Tax sharing agreement or any other agreement providing for payments by Walnut or any of its Subsidiaries with respect to Taxes. Except as set forth on
Schedule 4.13(b) to this Agreement, there are no outstanding powers of attorney enabling any party to represent Walnut or any of its Subsidiaries with respect to Tax matters. Walnut and its Sudsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor,stockholder or other third Person. All material elections with respect to Taxes made by Walnut and its Subsidiaries as of the date hereof are set forth on Schedule 4.13(b) to this Agreement. There are no private letter rulings in respect of any Tax pending between Walnut and its Subsidiaries and any Tax authority. Neither Walnut nor any of its Subsidiaries is a personal holding company within the meaning of
Section 542 of the Code. Except as set forth on Schedule 4.13(b) to this Agreement, neither Walnut nor any of its Subsidiaries is a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for Tax purposes. Neither Walnut nor any of its Subsidiaries has agreed to or is required, as a result of a change in method of accounting or otherwise, to include any adjustment under
Section 481 of the Code (or any corresponding provision of state, local or foreign Law) in taxable income. Neither Walnut nor any of its Subsidiaries is a party to any contract, arrangement or plan that could result (taking into account the transactions contemplated by this Agreement and the Related Agreements), separately or in the aggregate, in the payment of an "excess parachute payments" within the meaning of Section 280G of the Code. Schedule 4. 13(b) to this Agreement contains a list of all jurisdictions to which any Tax is properly payable or in which any Tax Return is required to be filed by Walnut and its Subsidiaries, and no written claim has ever been made by any Tax authority in any other jurisdiction that Walnut or any of its Subsidiaries is subject to taxation in such jurisdiction.

SECTION 4.14      Material Contracts.

         (a) Set forth on Schedule 4.14(a) to this Agreement is a correct and complete list of each of the following contracts and agreements (and all amendments, modifications and supplements thereto and all related letters to which Walnut or any of its Subsidiaries is a party affecting the obligations of any party thereunder) to which Walnut or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound, correct and complete copies of which have been delivered to the Company: (i) each employment, consulting, non-competition, severance, golden parachute or indemnification contract (including, without limitation, any contract to which Walnut or any of its Subsidiaries is a party involving employees of Walnut or any of its Subsidiaries) which contemplates payments equal to or in excess of $30,000 per year; (ii) each agreement under which Walnut or any of its Subsidiaries has a continuing obligation to provide financial advisory or other consulting services; (iii) contracts granting a right of first refusal or first negotiation; (iv) each partnership or joint venture agreement; (v) each agreement for the acquisition, sale, lease or license of properties or assets of Walnut or any of its Subsidiaries or by Walnut or any of its Subsidiaries (by merger, purchase or sale of assets or stock or otherwise), including, without limitation, commitments for future investments, in which the aggregate amount to paid or received by Walnut or any Subsidiary of Walnut is equal to or in excess of $5,000; (vi) each contract or agreement with any Governmental Entity; (vii) each agreement relating to indebtedness of Walnut or any of its Subsidiaries or guarantees of indebtedness by Walnut or any of its Subsidiaries in excess of $5,000; (viii) each noncompetition, exclusivity or other agreement restricting the ability of Walnut or any of its Subsidiaries to hire any Person or operate its business as now, or contemplated to be, conducted, except for any such agreement which could not reasonably be expected to have a Walnut Material Adverse Effect; (ix) each agreement between Walnut or any of its Subsidiaries and any of its officers, its directors, holders of 5% of the outstanding Walnut Common Stock or other Affiliates of Walnut or any of its Subsidiaries; (x) each contract or agreement that contains a "change of control" provision; (xi) any agreement which encumbers or places a Lien on any assets of Walnut or its Subsidiaries; and (xii) all commitments and agreements to enter into any of the foregoing (collectively, together with the contracts and agreements filed as exhibits to the Walnut Filed SEC Reports, the "WALNUT MATERIAL CONTRACTS").

         (b) Except as set forth on Schedule 4.14(b) to this Agreement:

                  (i) Each Walnut Material Contract is in full force and effect and there is no default under any Walnut Material Contract either by Walnut or any of its Subsidiaries or, to the Knowledge of Walnut, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Walnut or any of its Subsidiaries or, to the Knowledge of Walnut, any other party, in any such case in which such default or event could reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect.

                  (ii) No party to any such Walnut Material Contract has given notice to Walnut or any of its Subsidiaries of or made a claim against Walnut or any of its Subsidiaries with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect.

SECTION 4.15     Title to Properties; Encumbrances. Except as set forth in
Schedule 4.15 to this Agreement, Walnut and its Subsidiaries have good title to all of the properties and assets, real and personal, tangible and intangible, it owns or purports to own, including those reflected on their books and records and in the Walnut Financial Statements (except for accounts receivable collected and materials and supplies disposed of in the ordinary course of business consistent with past practice after the respective dates of the Walnut Financial Statements). Walnut and its Subsidiaries have a valid leasehold, license or other interest in all of the other properties and assets, tangible or intangible, which are used in the operation of their respective businesses. Except as set forth in Schedule 4.15 to this Agreement, all properties and assets owned, leased or used by Walnut and its Subsidiaries are free and clear of all Liens, except for (a) Liens for current Taxes not yet due, (b) workmen's, common carrier and other similar Liens arising in the ordinary course of business, none of which materially detracts from the value or materially impairs the use of the asset or property subject thereto, or materially impairs the operations of Walnut and its Subsidiaries, (c) Liens disclosed in the Walnut Financial Statements, and (d) such imperfections of title and other Liens, if any, which do not individually or in the aggregate materially interfere with the value or the use of such properties or assets or otherwise could not reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect.

SECTION 4.16 Intellectual Property. Except as disclosed on Schedule 4.16 to this Agreement, Walnut and its Subsidiaries own or are licensed or otherwise have legally enforceable rights to use all Intellectual Property used or otherwise material to the operation of the business of Walnut and its Subsidiaries as presently conducted. To the Knowledge of Walnut, the use of the Intellectual Property by Walnut and its Subsidiaries does not infringe upon or otherwise violate any material Intellectual Property rights of third parties.
To the Knowledge of Walnut, no third party, including any employee, former employee, independent contractor or consultant, is infringing upon or otherwise violating the rights of Walnut or any Subsidiary of Walnut in the Intellectual Property that, individually or in the aggregate, would reasonably be expected to have a Walnut Material Adverse Effect. Except as disclosed on Schedule 4.16, or as would not reasonably be expected, individually or in the aggregate, to have a Walnut Material Adverse Effect, no claims (i) are currently pending or, to the Knowledge of Walnut, threatened with respect to the Intellectual Property of Walnut or any

Subsidiary of Walnut, or (ii) are, to the Knowledge of Walnut, currently pending or threatened with respect to the Intellectual Property rights of a third party to the extent arising out of any use, reproduction or distribution of the Intellectual Property of such third party by Walnut or a Subsidiary of Walnut.

SECTION 4.17 Year 2000. To the Knowledge of Walnut, the software and hardware of Walnut and its Subsidiaries, when used or operated in accordance with their printed documentation and in conjunction with computer hardware and software that itself correctly processes date-related data, is free of defects in programming and operation and will continue to operate after December 31, 1999, with the same level of functionality as the software operated prior thereto, including, without limitation, correctly storing, processing and presenting calendar dates falling on or after December 31, 1999. To the Knowledge of Walnut, the software will be free from logic and other errors attributable to dates falling on or after December 31, 1999 and will not be responsible for any error associated with any date falling on or after December 31, 1999.

SECTION 4.18 Investment Securities. Schedule 4.18 to this Agreement sets forth a complete and correct list of all securities (including warrants) owned by Walnut and its Subsidiaries on the date specified in Schedule 4.18, which date shall be no more than ten days prior to the date hereof. Except as described in Schedule 4.18 to this Agreement, Walnut and its Subsidiaries have good and marketable title to all such securities (except securities sold under repurchase agreements (which are indicated as such on Schedule 4.18) or held in any fiduciary or agency capacity (which are indicated as such on Schedule 4.18)), free and clear of any Lien, except to the extent such securities are pledged in the ordinary course of business consistent with prudent business practices to secure obligations of Walnut or such Subsidiary. Such securities are valued on the books of Walnut in accordance with the methods and procedures described in the Walnut Filed SEC Reports.

SECTION 4.19      Ownership of THCG and Newco.

         (a) THCG is a direct, wholly-owned subsidiary of Walnut and Newco is a direct, wholly-owned subsidiary of THCG. Each of THCG and Newco was formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

         (b) As of the date hereof and the Effective Time of the Mergers, except for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements and except for this Agreement and the Transaction Documents and the Related Agreements, neither of THCG or Newco has or will have incurred, directly or indirectly, through any Subsidiary or Affiliate, any obligation or liability or engaged in any business activity of any type or kind whatsoever or entered into any agreement or arrangement with any Person.

SECTION 4.20 Brokers. Except as set forth on Schedule 4.20 to this Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Mergers or the other transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements (including the Related Transactions) based upon arrangements made by or on behalf of Walnut or any of its



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

Affiliates.

SECTION 4.21 Transactions with Affiliates. Except as disclosed in the Walnut Filed SEC Reports or as set forth on Schedule 4.21 to this Agreement, since January 1, 1999, no stockholder, officer, director or Affiliate of Walnut or any Subsidiary of Walnut has entered into any transaction with or is a party to any contract with Walnut or any of its Subsidiaries. No officer, director or Affiliate of Walnut or any Subsidiary of Walnut owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee or partner of, or consultant to, or lender or borrower from or has the right to participate in the profits of, any Person which is a competitor, client, landlord, tenant, creditor or debtor of Walnut or its Subsidiaries. All agreements or arrangements relating to any transaction involving Walnut or any of its Subsidiaries and any of their respective directors, officers, principal employees or Affiliates which are required to be described in the Walnut Filed SEC Reports are described therein, and such descriptions set forth the material terms of all such transactions and do not omit to state any material facts with respect to any such transaction.

SECTION 4.22 Books and Records. All constituent documents, business licenses, minute books, stock certificate books, stock transfer ledgers and other records of Walnut and its Subsidiaries (collectively, the "WALNUT RECORDS") have been maintained in accordance with reasonable business practices and applicable legal requirements. The Walnut Records are complete and correct in all material respects and contain all material matters required to be reflected in such Walnut Records, except that the minutes of the meetings of the Board of Directors of Walnut held in December 1998, April 1999, June 1999 and July 1999, and certain minutes of the compensation committee and the investment committee, have not yet been prepared. Neither the Walnut Board nor the compensation committee or investment committee discussed, authorized or approved at any of those meetings, any event, transaction, agreement or other commitment that would reasonably be likely to result in a Walnut Material Adverse Effect.

SECTION 4.23 Disclosure. The representations and warranties by the Walnut Entities contained in this Agreement and in any Schedule or certificate furnished or to be furnished by them pursuant hereto do not contain or will not, as of the Closing Date, contain any untrue statement of a material fact, and do not omit or will not, as of the Closing Date, omit to state any fact required to be stated therein or necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.23 or elsewhere in this Agreement or in any Schedule or certificate furnished or to be furnished as aforesaid pursuant hereto shall not be affected or deemed waived by reason of the fact that the Company or its representatives know or should have known that any such representation or warranty is or might be inaccurate in any respect.



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                                    ARTICLE 5

                                    COVENANTS

         The parties, as applicable, hereby covenant and agree as follows:

SECTION 5.1       Conduct of Business of the Company.

         (a) From the date hereof until the Second Effective Time, the Company shall: (i) maintain its corporate existence in good standing; (ii) maintain the general character of its business; (iii) maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage);
(iv) preserve its business organization intact, preserve its good will, keep available to the Company the services of its current officers and employees and preserve its present business relationships with its customers, clients and other Persons with which the Company has business relations; and (v) in all respects conduct its business only in the usual and ordinary manner consistent with past practice and perform in all material respects all Company Material Contracts or other obligations with banks, customers, clients, employees and others; provided, however, that it shall not be a violation of this Section 5.1(a) for the Company to establish the LLC and to transfer to the LLC securities owned by the Company (the "TRANSFER"), provided that all such organizational documents regarding the LLC and all documents relating to the Transfer shall be subject to the approval of Walnut, which approval shall not be unreasonably withheld, and that the Transfer is accomplished in compliance in all material respects with all applicable Law and that all material consents and approvals with respect thereto have been obtained.

         (b) Without limiting the provisions of Section 5.1(a), from the date hereof until the Second Effective Time, the Company shall not, directly or indirectly, do, or propose to do, or cause the LLC to, directly or indirectly, do, or propose to do, any of the following without the prior written consent of
Walnut:

                  i.  amend or otherwise modify any Company Charter Documents;

                  ii. issue, sell, dispose of or encumber or authorize the issuance, sale, disposition or encumbrance of, or grant or issue any Option to acquire or make any agreement of the type referred to in Section 3.2 with respect to, any shares of its capital stock or any other of its securities or any security convertible or exercisable into or exchangeable for any such shares or securities, or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

                  iii.encumber any material assets or properties of the Company or the LLC;

                  iv. declare, set aside, make or pay any dividend or other distribution to any stockholder with respect to its capital stock;

                  v.  redeem, purchase or otherwise acquire any Company
Securities;

                  vi. increase the compensation or other remuneration or benefits payable or to become payable to any director or executive officer of the Company or the LLC, or increase the compensation or other remuneration or benefits payable or to become payable to any of its or the LLC's other employees or agents, except, with respect to such other employees or agents only, for increases in the ordinary course of business consistent with past practice;

                  vii. adopt or (except as otherwise required by Law) amend or make any unscheduled contribution to any employee benefit plan for or with employees, or enter into any collective bargaining agreement;

                  viii. terminate or modify any Company Material Contract requiring future payments to or from the Company or the LLC, individually or in the aggregate, in excess of $100,000, except for terminations of Company Material Contracts upon their expiration during such period in accordance with their terms;

                  ix. create, incur, assume or otherwise become liable for any indebtedness in an aggregate amount in excess of $20,000 or guarantee or endorse any obligation or the net worth of any Person, except for endorsements of negotiable instruments for collection in the ordinary course of business;

                  x. pay, discharge or satisfy any claim, obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, in an aggregate amount in excess of $20,000, except for liabilities incurred prior to the date hereof in the ordinary course of business in a manner consistent with past practice;

                  xi. except as contemplated in the proviso to Section 5.1(a) and except as set forth on Schedule 5.1(b)(xi) to this Agreement, sell, transfer, lease or otherwise dispose of any of its assets or properties, except in the ordinary course of business in a manner consistent with past practice and for a cash consideration equal to the fair value thereof at the time of such sale, transfer, lease or other disposition;

                  xii. except as set forth on Schedule 5.1(b)(xii) to this Agreement, cancel, compromise, release or waive any material debt, claim or right;

                  xiii. make any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business in a manner consistent with past practice, or, except as contemplated by Section 5.26 of this Agreement or as disclosed on Schedule 5.1(b)(xiii) to this Agreement, acquire for cash (a "COMPANY ACQUISITION") the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other business enterprise, except for any Company Acquisitions that do not individually exceed $50,000 or that do not exceed $200,000 in the aggregate;

                  xiv. make any material capital investment or expenditure or capital improvement, addition or betterment;

                  xv. change its method of accounting or the accounting principles or practices utilized in the preparation of the Company Financial Statements, other than as required by GAAP;

                  xvi. institute or settle any Proceeding before any Governmental Entity relating to it or its assets or properties;

                  xvii. adopt a plan of dissolution or liquidation with respect to the Company or the LLC;

                  xviii. enter into any contract, except contracts made in the ordinary course of business in a manner consistent with past practice;

                  xix. make any new election with respect to Taxes or any change in current elections with respect to Taxes, or settle or compromise any federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations; or

                  xx. enter into any commitment to do any of the foregoing, or any action which would make any of the representations or warranties of the Company contained in this Agreement untrue or incorrect in any material respect (subject to the Knowledge and materiality limitations set forth therein) or cause any covenant, condition or agreement of the Company in this Agreement not to be complied with or satisfied in any material respect.

SECTION 5.2       Conduct of Business of Walnut.

         (a) From the date hereof until the Effective Time of the Mergers, Walnut shall and shall cause each of its Subsidiaries to: (i) maintain its corporate existence in good standing; (ii) maintain the general character of its business; (iii) maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage); (iv) preserve its business organization intact, preserve its good will, keep available the services of its current officers and employees and preserve its present business relationships with its customers, clients and other Persons with which it has business relations; and (v) in all respects conduct its business only in the usual and ordinary manner consistent with past practice and perform in all material respects all Walnut Material Contracts or other obligations with banks, customers, clients, employees and others.

         (b) Without limiting the provisions of Section 5.2(a), from the date hereof until the Effective Time of the Mergers, neither Walnut nor any of its Subsidiaries shall, directly or indirectly, do, or propose to do, any of the following without the prior written consent of the Company:

                  i. amend or otherwise modify any Walnut Charter Documents or any of the organizational documents or any of such Subsidiaries;

                  ii. except for Walnut Common Stock issued pursuant to the Capital Investment, the Debt Conversion, the Compensation Satisfaction and the UPLP Acquisition pursuant to Sections 5.6(A), (B) and (D), respectively, and except for the grant of THCG Options pursuant to Sections 5.20(a), and the purchase of certain Walnut Options by Walnut pursuant to Section 5.20(b), issue, sell, dispose of or encumber or authorize the issuance, sale, disposition or encumbrance of, or grant or issue any Option, warrant or other right to acquire or make any agreement of the type referred to in Section 3.2 with respect to, any shares of its capital stock or any other of its securities or any security convertible or exercisable into or exchangeable for any such shares or securities, or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

                  iii.  encumber any of its material assets or properties;

                  iv. declare, set aside, make or pay any dividend or other distribution to any stockholder with respect to its capital stock;

                  v.    except for the UPLP Acquisition pursuant to Section 5.6
(D) or the purchase of certain Walnut Options pursuant to Section 5.20(b), redeem, purchase or otherwise acquire any Walnut Securities;

                  vi. except for the payment of the Cash Bonus to Joel Kanter and Robert Mauer, increase the compensation or other remuneration or benefits payable or to become payable to any director or executive officer of Walnut or its Subsidiaries, or increase the compensation or other remuneration or benefits payable or to become payable to any of its other employees or agents, except, with respect to such other employees or agents only, for increases in the ordinary course of business consistent with past practice;

                  vii. adopt or (except as otherwise required by Law) amend or make any unscheduled contribution to any employee benefit plan for or with employees, or enter into any collective bargaining agreement;

                  viii. terminate or modify any Walnut Material Contract requiring future payments to or from Walnut, individually or in the aggregate, in excess of $100,000, except for terminations of Walnut Material Contracts upon their expiration during such period in accordance with their terms;

                  ix. except as set forth on Schedule 5.2(b)(ix), create, incur, assume or otherwise become liable for any indebtedness in an aggregate amount in excess of $20,000 or guarantee or endorse any obligation or the net worth of any Person, except for endorsements of negotiable instruments for collection in the ordinary course of business;

                  x. except as contemplated by Sections 5.6(B) and 5.6(F) to this Agreement or as set forth on Schedule 5.2(b)(x) to this Agreement, pay, discharge or satisfy any claim, obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, in an aggregate amount in excess of $20,000, except for liabilities incurred prior to the date hereof in the ordinary course of business in a manner consistent with past practice;

                  xi. sell, transfer, lease or otherwise dispose of any of its assets or properties, except in the ordinary course of business in a manner consistent with past practice and for a cash consideration equal to the fair value thereof at the time of such sale, transfer, lease or other disposition;

                  xii. cancel, compromise, release or waive any material debt, claim or right;

                  xiii. make any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquire for cash (a "WALNUT ACQUISITION") the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other business enterprise, except for any Walnut Acquisitions that do not individually exceed $50,000 or that do not exceed $200,000 in the aggregate;

                  xiv. make any material capital investment or expenditure or capital improvement, addition or betterment;

                  xv. change its method of accounting or the accounting principles or practices utilized in the preparation of Walnut Financial Statements, other than as required by GAAP;

                  xvi. institute or settle any Proceeding before any Governmental Entity relating to it or its assets or properties;

                  xvii. adopt a plan of dissolution or liquidation with respect to itself;

                  xviii. enter into any contract, except contracts made in the ordinary course of business consistent with past practice;

                  xix. make any new election with respect to Taxes or any change in current elections with respect to Taxes, or settle or compromise any federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations; or

                  xx. except as contemplated by Section 5.6(F), enter into any commitment to do any of the foregoing, or any action which would make any of the representations or warranties of the Walnut Entities contained in this Agreement untrue or incorrect in any material respect (subject to the Knowledge and materiality limitations set forth therein) or cause any covenant, condition or agreement of the Walnut Entities in this Agreement not to be complied with or satisfied in any material respect.

SECTION 5.3 Preparation and Filing of Proxy Statement; Walnut Stockholders Meeting.

         (a) As promptly as practicable following the date of this Agreement, Walnut shall prepare and file with the SEC the proxy materials relating to the Walnut Stockholders Meeting to be held in connection with the transactions contemplated by this Agreement (including the approval of the Mergers), the Transaction Documents and the Related Agreements (the "PROXY STATEMENT"). The Proxy Statement shall comply as to form with the applicable provisions of the Exchange Act and the Investment Company Act and the rules and regulations thereunder. Walnut shall, as promptly as practicable after receipt thereof, provide copies of any written comments received from the SEC with respect to the Proxy Statement to the Company and advise the Company of any oral comments with respect to the Proxy Statement received from the SEC. Walnut shall provide the Company with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement to the Proxy Statement prior to filing such with the SEC, and shall provide the Company with a copy of all such filings made with the SEC. No amendment or supplement to the information supplied by the Company for inclusion in the Proxy Statement shall be made without the approval of the Company, which approval shall not be unreasonably withheld or delayed.

         (b) Walnut shall, as promptly as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the "WALNUT STOCKHOLDERS MEETING") for the purpose of obtaining the requisite approval of the Walnut Stockholders of this Agreement and the transactions contemplated by this Agreement and the Related Agreements (including the Mergers and the Related Transactions). Walnut shall, through the Walnut Board, recommend to its stockholders approval of this Agreement and all of such transactions.

SECTION 5.4 Preparation and Filing of Form 8-F. As promptly as practicable following the date of this Agreement, the Company shall prepare and Walnut shall file with the SEC a Form 8-F, the purpose of which will be to deregister Walnut, Walnut Capital, Walnut Funds and Universal Bridge under the Investment Company Act (the "BDC DEREGISTRATION"). Walnut shall fully cooperate with the Company in the preparation of the Form 8-F and shall furnish promptly to the Company all information concerning its business, facilities, properties, assets and personnel, and shall make available to the Company the appropriate individuals (including officers, employees, accountants, counsel and other professionals) for discussion of Walnut's business, facilities, properties and personnel, as the Company may reasonably request in connection with its preparation of the Form 8-F. The Company will provide Walnut with a reasonable opportunity to review, comment on, and approve the Form 8-F and any amendment or supplement thereto prior to filing such with the SEC, provided that such approval shall not be unreasonably withheld or delayed. The Company will provide Walnut with a copy of all such filings made with the SEC.

SECTION 5.5 SEC and Other Governmental Filings. Each of Walnut and the Company shall promptly provide the other (or its counsel) with copies of all filings made by it or any of its Subsidiaries with the SEC or any other Governmental Entity in connection with this Agreement, the Transaction Documents and the Related Agreements and the transactions contemplated hereby and thereby (including the Mergers and the Related Transactions).

SECTION 5.6 Related Transactions. Walnut shall use its commercially reasonable efforts to effect the Related Transactions prior to the Closing provided that, to the extent required, the BDC Deregistration has been effected.

         For the purposes of this Agreement, "RELATED TRANSACTIONS" means:

                           (A) the issuance by Walnut in a private placement
                  transaction of at least 1,500,000, and up to 2,500,000, shares of Walnut Common Stock to an investor group at $2.00 per share in cash; provided, however, that such number may be increased by one share for (i) every $2.00 of debt and accrued liabilities of Walnut converted into cash pursuant to Section 5.6(B), (ii) every $2.00 of cash paid in satisfaction of the Accrued Compensation pursuant to Section 5.6(C), and (iii) every $2.00 of cash paid in connection with the UPLP Acquisition pursuant to Section 5.6(D), up to a maximum of an additional

                  500,000 shares of Walnut Common Stock (the "CAPITAL INVESTMENT");

                           (B) the conversion of the debts and accrued
                  liabilities of Walnut, in the aggregate principal amount of $1,093,000 (plus any interest actually accrued thereon), described on Schedule 5.6(B) to this Agreement, into cash or Walnut Common Stock, as reasonably determined by the Company, on substantially the same terms and conditions as the Capital Investment (the "DEBT CONVERSION");

                           (C) (i) the satisfaction in full of the accrued
                  compensation of Burton W. Kanter in the amount of $387,875 through June 30, 1999 (the "PAST COMPENSATION") and $273.97 per day from July 1, 1999 until the Closing Date (the "CONTINUING ACCRUAL" and, together with the Past Compensation, the "ACCRUED COMPENSATION"), by (x) the forgiveness by Burton
                  W. Kanter of $150,000 of such Past Compensation (the "FORGIVEN AMOUNT"), and (y) the payment or issuance to Burton W. Kanter of cash or a number of shares of Walnut Common Stock, valued at $2.00 per share, or a combination thereof, as reasonably determined by the Company, equal to the total amount of such Accrued Compensation (less the Forgiven Amount) (the "COMPENSATION SATISFACTION"); and

                              (ii) the sale by Walnut to Burton W. Kanter,
                  and the purchase by Burton W. Kanter from Walnut, of any and all rights Walnut or its Subsidiaries may have under the United Airlines PassPlus Program for a purchase price of $5,000, payable in cash at the Closing;

                           (D) the dissolution of Universal Partners, L.P., an
                  Illinois limited partnership ("UPLP"), following Universal Bridge's acquisition of 17% of the outstanding limited partnership interest of UPLP in exchange for an amount equal to the net book value thereof payable in cash or Walnut Common Stock (valued at $2.00 per share), as reasonably determined by the Company, and 50% of the outstanding general partnership interest of UPLP for up to $134,000, payable in cash or Walnut Common Stock valued at $2.00 per share, as reasonably determined by the Company (collectively, the "UPLP ACQUISITION");

                           (E) the relinquishment by Walnut Capital Corp., a
                  Delaware corporation and a wholly-owned subsidiary of Walnut, of its license from the Small Business Administration to operate as a Small Business Investment Company; and

                           (F) the termination of the oral sublease between
                  Walnut and Windy City, Inc. for premises located in Vienna, Virginia, with no cost or penalty to Walnut.

         With respect to the Sections 5.6(B), 5.6(C) and 5.6(D), any determination of the Company to make payments in cash or Walnut Common Stock shall be consistent with Walnut's contractual obligations, if any.

         For the purposes of this Agreement, "RELATED AGREEMENTS" shall include all agreements necessary to effect the Related Transactions, all of which Related Agreements will be reasonably satisfactory in form and substance to the Company. In connection with the Capital Investment, the Company shall use its commercially reasonable efforts to secure suitable accredited investors in the Capital Investment, which investors shall in all cases be subject to the reasonable approval of Walnut. The Company shall not be paid any finders fee or other remuneration in connection with such efforts (whether or not customary). The parties agree and acknowledge that Walnut shall not be required to use any efforts to secure suitable investors in the Capital Investment.

SECTION 5.7       Consulting Agreements.

         (a) At or prior to the Closing, Walnut shall use its commercially reasonable efforts to cause the Chicago Advisory Group to enter into a consulting agreement (the "CAG CONSULTING AGREEMENT") with Inland Financial, substantially in the form attached as Exhibit A to this Agreement.

         (b) At or prior to the Closing, Walnut shall use its commercially reasonable efforts to cause Windy City, Inc. to enter into a consulting agreement (the "WCI CONSULTING AGREEMENT") with THCG, substantially in the form attached as Exhibit B to this Agreement.

SECTION 5.8 Employment Agreements. At or prior to the Closing, the Company shall use its commercially reasonable efforts to cause each of Joseph D. Mark, Shai Novik and Adi Raviv to enter into an employment agreement with THCG, substantially in the form attached as Exhibits C-1, C-2 and C-3 to this Agreement, respectively.

SECTION 5.9 Voting Agreement. Walnut shall use its commercially reasonable efforts to cause each of Windy City, Inc., The Holding Company and the Kanter Family Foundation (the "WALNUT PRINCIPAL STOCKHOLDERS") to execute on the date hereof a voting agreement (the "VOTING AGREEMENT"), in the form attached as Exhibit D to this Agreement, pursuant to which (a) the Walnut Principal Stockholders will agree to vote their shares of Walnut Common Stock in favor of the Mergers and the Related Transactions, and (b) the Walnut Principal Stockholders will agree not to sell their shares of THCG Common Stock for a period of 12 months following the consummation of the Mergers and the Related Transactions, subject to certain exceptions to be set forth therein.

SECTION 5.10      [Intentionally Omitted].

SECTION 5.11 Investment Letters. At the Closing, the Company shall use its commercially reasonable efforts to cause each of the stockholders of the Company to execute and deliver to Walnut an investment letter (the "INVESTMENT LETTERS"), substantially in the form attached as Exhibit E to this Agreement.

SECTION 5.12 Press Releases. No party will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated by this Agreement, the Transaction Documents and the Related Agreements, other than the Proxy Statement and the Form 8-F, without the prior written consent of

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the other parties hereto; provided, however, that nothing herein will prohibit any party from issuing or causing publication of any such press release or public announcement to the extent that such party determines such action to be required by Law, in which case the party making such determination will allow the other parties reasonable time to comment on such release or announcement in advance of its issuance.

SECTION 5.13 Access to Information; Confidentiality. Upon reasonable notice, the Company and Walnut each shall afford to the officers, employees, accountants, counsel and other representatives of the other reasonable access, during the period prior to the Effective Time of the Mergers, to all its facilities, properties, assets, books, contracts and records and, during such period, the Company and Walnut each shall furnish promptly to the other all information concerning its business, facilities, properties, assets and personnel as such other party may reasonably request, and each shall make available to the other the appropriate individuals (including officers, employees, accountants, counsel and other professionals) for discussion of the other's business, facilities, properties, assets and personnel as either the Company or Walnut may reasonably request. Each party shall keep such information confidential in accordance with the terms of the Confidentiality Agreement.

SECTION 5.14      Non-Solicitation.

         (a) The Walnut Entities, their Affiliates and their respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, Walnut or any of its Subsidiaries or any business combination with Walnut or any of its Subsidiaries, except that Walnut may continue any existing discussions or negotiations with respect to the acquisition by Walnut of other factoring businesses in exchange for assets of, or an equity interest in, Walnut. Walnut agrees that, prior to the Effective Time of the Mergers, it shall not, and shall not authorize or permit any of its Subsidiaries or any of its or its Subsidiaries' directors, officers, employees, agents or representatives, directly or indirectly, to solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving Walnut or its Subsidiaries or acquisition of any capital stock or any material portion of the assets of Walnut or any of its Subsidiaries, or any combination of the foregoing (an "ACQUISITION TRANSACTION"), or negotiate, explore or otherwise engage in discussion with any Person (other than the Company or its directors, officers, employees, agents and representatives) with respect to any Acquisition Transaction, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Mergers, the Related Transactions or any other transactions contemplated by this Agreement; provided that Walnut may furnish information to, and negotiate or otherwise engage in discussions with, any party who delivers a bona fide written proposal for an Acquisition Transaction if (i) the Walnut Board determines in good faith and on a reasonable basis by a majority vote, after consultation with its outside counsel and financial advisors, that (x) such Acquisition Transaction is reasonably likely to be more favorable to Walnut and its stockholders from a financial point of view than the transactions contemplated by this Agreement and
(y) that failure to take such action would thus constitute a breach of the fiduciary duties of the Walnut Board, and (ii) Walnut enters into a customary confidentiality agreement with respect thereto, and (iii) Walnut complies with the provisions of Section 5.14(b). The term "Acquisition Transaction" shall not include any of the Related Transactions provided for in Section 5.6.

         (b) From and after the execution of this Agreement, Walnut shall, as soon as practicable, advise the Company in writing of the receipt, directly or indirectly, or the existence of any discussions, negotiations, proposals or substantive inquiries relating to an Acquisition Transaction, identify the offeror and furnish to the Company a copy of such proposal or substantive inquiry, if it is in writing, or a written summary of any oral proposal or substantive inquiry relating to an Acquisition Transaction. Walnut shall as soon as practicable advise the Company in writing of any substantive development relating to such proposal, including the results of any substantive discussion or negotiations with respect thereto.

         (c) Neither the Walnut Board nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to the Company, the approval or recommendation of the Walnut Board or a committee thereof of this Agreement or the transactions contemplated hereby or (ii) recommend to the Walnut Stockholders, or propose to recommend to the Walnut Stockholders, any Acquisition Transaction except at or after the termination of this Agreement pursuant to and in accordance with Section 7.1(g).

         (d) The Company, its Subsidiary and their Affiliates and their respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, the Company or its Subsidiary or any business combination with the Company or its Subsidiary. The Company agrees that, prior to the Effective Time of the Mergers, it shall not, and shall not authorize or permit its Subsidiary or any of its or its Subsidiary's directors, officers, employees, agents or representatives, directly or indirectly, to solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving the Company or its Subsidiary or acquisition of any capital stock or any material portion of the assets of the Company or its Subsidiary or any combination of the foregoing (a "COMPANY TRANSACTION"), or negotiate, explore or otherwise engage in discussion with any Person (other than Walnut or its directors, officers, employees, agents and representatives) with respect to any Company Transaction, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger 2, the Related Transactions or any other transactions contemplated by this Agreement.

SECTION 5.15 Commercially Reasonable Efforts; Further Action. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, or causing to be done, all things necessary, proper or advisable to fulfill all conditions applicable to such party pursuant to this Agreement, the Transaction Documents and the Related Agreements and to consummate and make effective, in the most expeditious manner practicable, the Mergers, the Related Transactions and the other transactions contemplated by this Agreement, the Transaction Documents and the Related Agreements, including
(i) the obtaining of all
necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to make or obtain a Filing and Approval to, of or with, or to avoid an action or Proceeding by, any Governmental Entity; (ii) the obtaining of all necessary consents, approvals, waivers or exemption from non-governmental third parties; and (iii) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes and intent of, this Agreement and the Transaction Documents and the Related Agreements.

SECTION 5.16 Indemnification and Insurance. (a) The By-Laws and Certificate of Incorporation of Surviving Corporation 1 shall contain the provisions with respect to indemnification set forth in the By-Laws and Certificate of Incorporation of THCG on the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the First Effective Time in any manner that would adversely affect the rights thereunder as of the First Effective Time of individuals who at the First Effective Time were directors, officers, employees or agents of Walnut or its Subsidiaries, unless such modification is required after the First Effective Time by Law.

         (b) Surviving Corporation 1 shall, to the fullest extent permitted under applicable law or under the Certificate of Incorporation or By-Laws of Surviving Corporation 1, indemnify and hold harmless each present and former director, officer, employee or agent of Walnut or any of its Subsidiaries (collectively, the "INDEMNIFIED PARTIES") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (collectively, "Actions"), (x) arising out of or pertaining to the transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements or (y) otherwise with respect to any acts or omissions occurring at or prior to the First Effective Time, in each case to the same extent (including any provision for the advancement of expenses) as provided in the Walnut Charter Documents as in effect on the date hereof, in each case for a period of six years after the First Effective Time; provided, however, that, in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. In the event of any such Action (whether arising before or after the First Effective Time), the Indemnified Parties shall promptly notify Surviving Corporation 1 in writing, but the failure to so notify shall not relieve Surviving Corporation 1 of its obligations under this Section 5.16(b) except to the extent it is materially prejudiced by such failure, and Surviving Corporation 1 shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Parties. The Indemnified Parties shall have the right to employ separate counsel in any such Action and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Parties unless (a) Surviving Corporation 1 has agreed to pay such fees and expenses, (b) Surviving Corporation 1 shall have failed to assume the defense of such Action, or (c) the named parties to such Action include both Surviving Corporation 1 and the Indemnified Parties, the Indemnified Parties shall have been reasonably advised in writing by counsel that there may be one or more legal defenses available to the Indemnified Parties which are in conflict with those available to Surviving Corporation 1. In the event such Indemnified Parties employ separate counsel at the expense of Surviving Corporation 1 pursuant to clauses (b) or (c) of the previous sentence, (i) any counsel retained by the Indemnified Parties for any period after the First Effective Time shall be reasonably satisfactory to Surviving Corporation 1; (ii) the Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single Action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Person with respect to whom such a conflict exists (or group of such Indemnified Persons who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction;
(iii) after the First Effective Time, Surviving Corporation 1 shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received; and (iv) Surviving Corporation 1 will cooperate in the defense of any such Action. Surviving Corporation 1 shall not be liable for any settlement of any such Action effected without its written consent.

         (c) For a period of three years after the First Effective Time, Surviving Corporation 1 shall maintain in effect, if available, directors' and officers' liability insurance covering those Persons who are currently covered by Walnut's directors' and officers' liability insurance policy (a correct and complete copy of which has been made available to the Company) on terms comparable to those now applicable to directors and officers of Walnut; provided, however, that in no event shall Surviving Corporation 1 be required to expend in excess of 150% of the annual premium currently paid by Walnut for such coverage; and provided further, that if the premium for such coverage exceeds such amount, Surviving Corporation 1 shall purchase a policy with the greatest coverage available for such 150% of such annual premium.

         (d) The provisions of this Section 5.16 shall survive the consummation of the Mergers, is intended to benefit Surviving Corporation 1 and the Indemnified Parties, shall be binding on all successors and assigns of Surviving Corporation 1 and shall be enforceable by the Indemnified Parties.

SECTION 5.17 Notification of Certain Matters. The Company shall give prompt notice to Walnut, and Walnut shall give prompt notice to the Company, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time of the Mergers, (ii) any material failure of the Company or any of the Walnut Entities, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, any Transaction Document or any Related Agreement, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by it or any of its Subsidiaries subsequent to the date of this Agreement and prior to the Effective Time of the Mergers, under any contract or agreement material to the businesses, properties, assets, liabilities, condition (financial or otherwise) or results of operations of it and its Subsidiaries taken as a whole to which it or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound, (iv) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements (including the Mergers and the Related Transactions), or (v) any Walnut Material Adverse Effect (in the case of Walnut) or Company Material Adverse Effect (in the case of the Company); provided, however, that the delivery of any notice pursuant to this Section 5.17 shall not cure such breach, non-compliance or non-satisfaction or limit or otherwise affect the remedies if any, available hereunder to the party receiving such notice.

SECTION 5.18 Tax Treatment. Each of the parties hereto shall use its commercially reasonable efforts to cause the Mergers to qualify, and will not (either before or after consummation of the Mergers) knowingly take any actions, or fail to take any action, that might reasonably be expected to prevent the Mergers from qualifying as reorganizations under the provisions of Section 368 of the Code. Walnut and THCG shall, and shall use their reasonable best efforts to cause Surviving Corporation 2 to, report, to the extent required by the Code, the Mergers for United States federal income tax purposes as reorganizations within the meaning of Section 368 of the Code.

SECTION 5.19 State Takeover Laws. Walnut shall, upon the request of the Company, take all reasonable steps to assist in any challenge by the Company to the validity or applicability of the transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements (including the Mergers and Related Transactions), of any state takeover law.

SECTION 5.20      THCG Options and Walnut Options.

         (a) Prior to the First Effective Time, Walnut shall cause THCG to (i) adopt, and submit to the Walnut Stockholders for approval, a stock incentive plan (the "THCG STOCK INCENTIVE PLAN"), in form and substance reasonably satisfactory to the Company, providing for the grant of incentive awards thereunder with respect to a number of shares of THCG Common Stock that in the aggregate does not exceed 2,250,000 shares, and (b) grant, in accordance with the terms of the THCG Stock Incentive Plan (including that grants made by the Committee as defined therein) and subject to the approval of the THCG Stock Incentive Plan by the Walnut Stockholders, the consummation of the Mergers and, if required, the BDC Deregistration, options to purchase up to 1,250,000 shares of THCG Common Stock (the "THCG OPTIONS") under the THCG Stock Incentive Plan to the Persons set forth on Schedule 5.20(a) to this Agreement. As promptly as practicable following the consummation of the Mergers, THCG shall prepare and file with the SEC a Registration Statement on Form S-8 with respect to the THCG Common Stock authorized for issuance under the THCG Stock Incentive Plan and shall use its commercially reasonable efforts to cause such registration statement to become effective.

         (b) Prior to the First Effective Time, Walnut shall use its commercially reasonable efforts to purchase all outstanding Walnut Options, other than the Converted Walnut Options, pursuant to Section 2.1(b). Each holder of a Walnut Option purchased pursuant to Section 2.1(b) shall deliver to Walnut a copy of the agreement evidencing such Walnut Option, marked "cancelled," against receipt of payment therefor.

         (c) Prior to the Second Effective Time, the Company shall use its commercially reasonable efforts to obtain the consent of Shai Novik to the cancellation of the Novik Options pursuant to Section 2.2(c).

         (d) Prior to the First Effective Time, Walnut shall use its commercially reasonable efforts to obtain the consent and acknowledgment of Joel Kanter and Robert Mauer, as the sole beneficiaries under the Walnut Incentive Program, that the sole benefit to which they are entitled thereunder is the Cash Bonus.

SECTION 5.21  LLC Merger.

         (a) Prior to the First Effective Time, the Company shall establish the LLC. With respect to the LLC, the Company represents and warrants to Walnut as follows:

             (i) The LLC will be a direct, newly formed, wholly-owned subsidiary of the Company. The LLC was formed in compliance with all applicable Law. The LLC will be formed solely for the purpose of facilitating the transactions contemplated by this Agreement.

             (ii) As of the Effective Time of the Mergers, except for obligations or liabilities incurred in connection with the transactions contemplated by this Agreement, including but not limited to the Transfer, the LLC will not have incurred, directly or indirectly, through any subsidiary or Affiliate, any obligation or liability or engaged in any business activity of any type or kind whatsoever or entered into any agreement or arrangement with any Person.

             (iii) As of the Effective Time of the Mergers, except for securities owned as a result of the Transfer, the LLC will not have any assets.

         (b) Immediately after the Effective Time of the Mergers, Walnut and the Company shall cause (i) Surviving Corporation 2 to contribute its portfolio of investment securities to the LLC, (ii) the merger of Walnut Capital, Walnut Funds and Universal Bridge with and into the LLC, with the LLC as the surviving entity, and (iii) if necessary in connection with the BDC Deregistration, the dividend by Surviving Corporation 2 of its membership interest in the LLC to THCG.

SECTION 5.22 THCG Board of Directors. Upon consummation of Merger 2, the Board of Directors of THCG shall be classified into three classes. The Class I directors shall consist of Messrs. Evan Marks and Joseph D. Mark and shall serve until the first annual meeting of the THCG stockholders after the Mergers. The Class II directors shall consist of Mr. Gene Burleson and a director nominated by the Company and reasonably acceptable to Walnut, and shall serve until the second annual meeting of the THCG stockholders after the Mergers. The Class III directors shall consist of Messrs. Burton W. Kanter, Joel Kanter and Adi Raviv, and shall serve until the third annual meeting of the THCG stockholders after the Mergers.

SECTION 5.23 Company Preferred Stock. Prior to the Second Effective Time, the Company shall cause the Company Stockholders to contribute to the capital of the Company all outstanding shares of Company Preferred Stock, or shall take all such other action as is necessary to ensure that no shares of Company Preferred Stock are outstanding at the Second Effective Time.

SECTION 5.24    Change of Name. Promptly following the Closing Date, the Company

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shall cause to be taken all actions required to amend the organizational documents of Tower Hill Capital Group LLC to change its corporate name to a name which does not contain the words "Tower Hill."

SECTION 5.25 Walnut Securities. Upon the later to occur of the approval of the Mergers by the Walnut Stockholders and the issuance by the SEC of a notice of an application for deregistration under Section 8(f) of the Investment Company Act pursuant to the Form 8-F, Walnut shall sell for cash its marketable securities and shall revalue its portfolio of nonmarketable securities to fair market value.

SECTION 5.26 Softwatch Securities. The Company shall use its commercially reasonable efforts to cause Adi Raviv to obtain a waiver from each of the shareholders of Softwatch Ltd. ("SOFTWATCH"), pursuant to Section 19 of the Articles of Association of Softwatch, in order to permit him to transfer to the Company 127,010 ordinary shares of Softwatch for a purchase price of $315,131.58, which purchase price includes $132,237.18 of debt forgiveness; provided, however, that in the event Adi Raviv is unable to obtain such waivers, the cash component of the purchase price, $182,894.40, shall remain an asset of the Company and the Company shall forgive Adi Raviv's indebtedness to the Company in the amount of $132,237.18.


                                    ARTICLE 6

                    CONDITIONS TO CONSUMMATION OF THE MERGERS

SECTION 6.1 Conditions to Each Party's Obligations to Effect the Mergers. The respective obligations of each party hereto to effect the Mergers and the other transactions contemplated by this Agreement, the Transaction Documents and the Related Agreements (including the Related Transactions) are subject to the satisfaction at or prior to the Effective Time of the Mergers of the following conditions:

         (a) this Agreement, the Related Transactions and the BDC Deregistration shall have been approved and adopted by the applicable requisite vote of the Walnut Stockholders;

         (b) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements (including the Mergers and the Related Transactions) or which subjects any party to substantial damages as a result of the consummation of the transactions contemplated by this Agreement, the Transaction Documents or the Related Agreements (including the Mergers and the Related Transactions);

         (c) all required consents, approvals, waivers and authorizations of any Governmental Entity or Regulatory Agency which are necessary to effect the transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements (including the Mergers and the Related Transactions) shall have been obtained; and

         (d) those Related Transactions described in Sections 5.6(A), 5.6(C) and 5.6(F)

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which are to be consummated prior to the Closing shall have been consummated in accordance with the terms of the applicable Related Agreements.

SECTION 6.2 Conditions to the Obligations of the Company. The obligation of the Company to effect Merger 2 is subject to the satisfaction at or prior to the Second Effective Time of the following conditions:

         (a) the representations and warranties of the Walnut Entities set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct, and the representations and warranties of the Walnut Entities set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Second Effective Time, as though made on and as of the Second Effective Time, except to the extent the representation or warranty is expressly limited by its terms to another date;

         (b) each of the Walnut Entities shall have obtained the consent, approval or waiver of each non-governmental Person whose consent, approval or waiver shall be required in order for such Walnut Entity to consummate the transactions contemplated by this Agreement, the Transaction Documents and the Related Agreements, except those for which the failure to obtain such consent, approval or waiver, individually or in the aggregate, is not reasonably likely to have a Walnut Material Adverse Effect;

         (c) each of the covenants and obligations of the Walnut Entities to be performed at or before the Second Effective Time pursuant to the terms of this Agreement and the obligations of Walnut and each other party (other than the Company) to each of the Related Agreements to be performed at or before the Second Effective Time pursuant to the terms of each such Related Agreement shall have been duly performed in all material respects at or before the Effective Time of the Mergers;

         (d) the Company shall have received the opinion of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, counsel to Walnut, dated the Closing Date, substantially in the form attached as Exhibit F to this Agreement;

         (e) the Company shall have received a certificate, in form and substance reasonably satisfactory to it, signed by the Secretary of Walnut, certifying (i) that full and complete copies of the following are attached thereto: (A) resolutions or similar documents evidencing the authorization and approval by the Walnut Board, the boards of directors of the other Walnut Entities and the Walnut Stockholders of this Agreement and the Transaction Documents and the Related Transactions and the transactions contemplated by this \Agreement, the Transaction Documents and the Related Agreements (including the Mergers and the Related Transactions), (B) the Walnut Charter Documents and the charter documents of THCG and Newco; and (ii) as to the incumbency and specimen signature of each representative of each Walnut Entity signing this Agreement, the Transaction Documents, the Related Agreements and any other document in connection herewith or therewith;

         (f) Merger 1 shall have become effective under the UBCA and the DGCL and the THCG Common Stock shall be listed for trading on the NASDAQ National Market;

         (g) since January 1, 1999, no change or event shall have occurred which has had or could reasonably be expected to have, individually or in the aggregate, a Walnut Material Adverse Effect;

         (h) the Transaction Documents and Related Agreements to which any Walnut Entity is a party shall have been duly executed and delivered to the Company;

         (i) Walnut shall have purchased all outstanding Walnut Options, other than the Converted Walnut Options, pursuant to Section 2.1(b), and shall have obtained from each holder of a Walnut Option purchased pursuant to Section 2.1(b) a copy of the agreement evidencing such Walnut Option, marked "cancelled."

         (j) Walnut shall have obtained the consent and acknowledgement of Joel Kanter and Robert Mauer pursuant to Section 5.20(c);

         (k) those Related Transactions described in Sections 5.6(B), 5.6(D) and 5.6(E) which are to be consummated prior to Closing shall have been consummated in accordance with the terms of the applicable Related Agreements;

         (l) the Company shall have received a certificate of an executive officer of Walnut, dated the Closing Date, certifying as to the matters set forth in (a), (c), (g), (i), (j) and (k) of this Section 6.2 as of the Closing Date; and

         (m) no tender offer for more than 25% of the outstanding shares of Walnut Common Stock shall have been announced or completed.

SECTION 6.3 Conditions to the Obligations of Walnut. The obligations of each Walnut Entity to effect the Mergers and the other transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements (including the Related Transactions) are subject to the satisfaction at or prior to the Effective Time of the Mergers of the following conditions:

         (a) the representations and warranties of the Company set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct, and the representations and warranties of the Company set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of each of the First Effective Time and the Second Effective Time, respectively, as though made on and as of each of the First Effective Time and the Second Effective Time, respectively, except to the extent the representation or warranty is expressly limited by its terms to another date;

         (b) the Company shall have obtained the consent, approval or waiver of each non-governmental Person whose consent, approval or waiver shall be required in order for the Company to consummate the transactions contemplated hereby and by the Transaction Documents and the Related Agreements to which it is a party, except those for which the failure to obtain such consent, approval or waiver, individually or in the aggregate, is not reasonably likely to have, a Company Material Adverse Effect;

         (c) each of the covenants and obligations of the Company to be performed at or before the Effective Time of the Mergers pursuant to the terms of this Agreement and the obligations of the Company and each other party (other than the Walnut Entities) to each of the Related Agreements to be performed at or before the Effective Time of the Mergers pursuant to the terms of each such Related Agreement shall have been duly performed in all material respects at or before the Effective Time of the Mergers;

         (d) Walnut shall have received the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Company, dated the Closing Date, substantially in the form attached as Exhibit G to this Agreement;

         (e) Walnut shall have received a certificate, in form and substance reasonably satisfactory to it, signed by the Secretary of the Company, certifying (i) that full and complete copies of the following are attached thereto: (A) resolutions or similar documents evidencing the authorization and approval by the Company Board and the Company Stockholders of this Agreement and the Transaction Documents and the Related Agreements and the transactions contemplated by this Agreement and the Transaction Documents and the Related Agreements (including the Mergers and the Related Transactions), (B) the Company Charter Documents; and (ii) as to the incumbency and specimen signature of each representative of the Company signing this Agreement, the Transaction Documents and the Related Agreements to which it is a party and any other document in connection herewith or therewith.

         (f) since January 1, 1999, no change or event shall have occurred which has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

         (g) Walnut shall have received an Investment Letter duly executed by each of the Company Stockholders;

         (h) the Transaction Documents and Related Agreements to which the Company is a party shall have been duly executed and delivered to Walnut;

         (i) Walnut shall have received a certificate of an executive officer of the Company, dated the Closing Date, certifying as to the matters set forth in
(a), (c) and (f) of this Section 6.3 as of the Closing Date;

         (j) the proceeds of the Capital Investment shall have been used to: (i) repay the $2,000,000 debentures outstanding to SBIC Funding Corp. and all interest accrued thereon, or any other indebtedness incurred, the proceeds of which were used to repay such debentures, and the full release of all personal guarantees of such indebtedness made by any officer or director of Walnut shall have been obtained, and (ii) repay Walnut's line of credit with American National Bank and the full release of all personal guarantees of such indebtedness made by any officer or director of Walnut shall have been obtained; and

         (m) the Company shall have obtained the consent of Shai Novik to the cancellation of the Novik Options pursuant to Section 2.2(c).

                                    ARTICLE 7

                TERMINATION; AMENDMENT; WAIVER; FEES AND EXPENSES

SECTION 7.1 Termination. This Agreement may be terminated and the Mergers may be abandoned at any time, but prior to the Effective Time of the Mergers, notwithstanding approval thereof by the Company Stockholders and the Walnut
Stockholders:

         (a) by mutual written consent of Walnut and the Company;

         (b) by either Walnut or the Company, if the Effective Time of the Mergers shall not have occurred on or before December 31, 1999; provided, however, that (i) Walnut's right to terminate this Agreement under this Section 7.1(b) shall not be available if the failure of Walnut (or any Walnut Subsidiary) to effect the Related Transactions shall have been the cause of, or resulted in, the failure of the Effective Time of the Mergers to occur before December 31, 1999, other than due to events or circumstances which are beyond the control of Walnut; and (ii) the right to terminate this Agreement under this
Section 7.1(b) shall not be available to the party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or resulted in, the failure of the Effective Time of the Mergers to occur on or before December 31, 1999;

         (c) by either Walnut or the Company, if any final order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or the Related Agreements (including the Mergers or the Related Transactions) shall have been entered by any Governmental Entity and shall have become final and nonappealable;

         (d) by either Walnut or the Company, if this Agreement or any of the Related Transactions or any other matter submitted to the vote of the Walnut Stockholders shall fail to receive the requisite vote for adoption at the Walnut Stockholders Meeting, unless the Company has waived in writing such requirement;

         (e) by the Company, if any Walnut Entity has materially breached any material representation or warranty or failed to perform any material covenant or agreement contained in this Agreement, which breach has not been cured on or prior to 30 days following delivery of written notice of such breach by the Company to the breaching Walnut Entity; or

         (f) by Walnut, if the Company has materially breached any material representation or warranty or failed to perform any material covenant or agreement contained in this Agreement, which breach has not been cured on or prior to 30 days following delivery of written notice of such breach by Walnut to the Company.

         (g) by Walnut if, prior to the date on which the Walnut Stockholders vote on the Mergers, the Walnut Board approves an Acquisition Transaction, on terms which a majority of the members of the Walnut Board, including a majority of the members of the Walnut Board who are not employed or retained as a consultant by Walnut or any Subsidiary of Walnut, have determined in good faith and on a reasonable basis, after consultation with its outside counsel and financial advisors, that (i) such Acquisition Transaction is more favorable to Walnut and its stockholders from a financial point of view than the transactions contemplated by this Agreement, (ii) such Acquisition Transaction is reasonably likely to be consummated without undue delay, and
(iii) failure to approve such proposal and terminate this Agreement would thus constitute a breach of fiduciary duties of the Walnut Board under applicable law; provided that the termination permitted by this Section 7.1(g) shall not be effective unless and until Walnut shall have paid to the Company the Termination Fee (as defined in Section 7.4(b)).

SECTION 7.2 Procedure for and Effect of Termination. In the event that this Agreement is terminated and the Mergers abandoned pursuant to Section 7.1, written notice of such termination and abandonment shall forthwith be given to the other parties and this Agreement shall terminate and the Mergers shall be abandoned without any further action. If this Agreement is terminated as provided herein, no party hereto and none of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that Sections 5.12, 5.13, 7.2, 7.4 and Article 8 shall survive any termination of this Agreement, and no such termination shall relieve any party of the consequences of any breach of this Agreement.

SECTION 7.3 Amendment; Extension Waiver.

         (a) This Agreement may be amended by action taken by the Company and the Walnut Entities at any time before or after approval of the Mergers by the Company Stockholders and the Walnut Stockholders but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable Law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

         (b) At any time prior to the Effective Time of the Mergers, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of either party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of either party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

SECTION 7.4 Fees and Expenses.

         (a) Except as provided in Section 7.4(b), the Company and the Walnut Entities shall each bear its respective fees, costs and expenses incurred in connection with this Agreement, the Transaction Documents, the Related Agreements and the transactions contemplated hereby and thereby.

         (b) In the event that this Agreement is terminated pursuant to Section 7.1(g), then Walnut shall, upon or prior to such termination, pay the Company a termination fee of

$500,000 and shall reimburse the Company for all reasonable out-of-pocket fees and expenses it incurred in connection with the transactions contemplated by this Agreement, up to $300,000 (collectively, the "TERMINATION FEE"), in immediately available funds by wire transfer to an account designated by the Company.


                                    ARTICLE 8

                                  MISCELLANEOUS

SECTION 8.1 Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements of the Company or the Walnut Entities contained herein shall survive the Effective Time of the Mergers.

SECTION 8.2 Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings (other than the Confidentiality Agreement), both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise. Walnut guarantees the full and punctual performance by each of the other Walnut Entities of all the obligations hereunder of the other Walnut Entities.

SECTION 8.3       [Intentionally omitted.]

SECTION 8.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by cable, telegram, facsimile or telex, or by registered or certified mail (postage prepaid, return receipt requested), to the other party as follows:

          if to the Walnut Entities:     Walnut Financial Services, Inc.
                                         8000 Towers Crescent Drive
                                         Suite 1070
                                         Vienna, Virginia 22182
                                         Attention:    Joel Kanter
                                                       Chief Executive Officer
                                         Facsimile:    (703) 448-7751

          with a copy to:                Barack Ferrazzano Kirschbaum Perlman &
                                         Nagelberg
                                         333 West Wacker Drive, Suite 2700
                                         Chicago, Illinois 60606
                                         Attention:    Gretchen Anne Trofa, Esq.
                                         Facsimile:    (312) 984-3150
          if to the Company to:          Tower Hill Securities, Inc.
                                         650 Madison Avenue
                                         New York, New York  10022
                                         Attention:        Joseph D. Mark,
                                                           President
                                         Facsimile:        (212) 223-0161

          with a copy to:                Kramer Levin Naftalis & Frankel LLP
                                         919 Third Avenue
                                         New York, New York  10022
                                         Attention:      Peter S. Kolevzon, Esq.
                                         Facsimile:      (212) 715-8000

or to such other address, facsimile number or Person's attention as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

SECTION 8.5 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, other than the express provisions of Section 5.16, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. The Persons covered by the provisions of Section
5.16 shall have the right to enforce such provisions against THCG.

SECTION 8.6 Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

SECTION 8.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

SECTION 8.8 Interpretation. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Article, Schedule or Exhibit, such reference shall be to a Section or Article of or Schedule or Exhibit to this Agreement unless otherwise indicated. Where the reference "hereby" or "herein" appears in this Agreement, such reference shall be deemed to be a reference to this Agreement as a whole. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders.

SECTION 8.9 Governing Law and Venue. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT THAT THE UBCA AND THE DGCL SHALL APPLY TO THE EXTENT

REQUIRED IN CONNECTION WITH THE EFFECTUATION OF MERGER 1.

SECTION 8.10 Waiver of Jury Trial. EACH OF THE WALNUT ENTITIES AND THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8.11 Certain Definitions. (a) For the purposes of this Agreement, the following terms shall have the meanings ascribed to them in this Section 8.11:

         (1) "AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person;

         (2) "CONFIDENTIALITY AGREEMENT" means the Confidentiality Agreement, dated July 1, 1999, by and between Walnut and the Company.

         (3) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor law.

         (4) "GAAP" means United States generally accepted accounting principles, consistently applied.

         (5) "GOVERNMENTAL ENTITY" means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency (including the NASD), governmental commission, department, board, bureau, agency or instrumentality, political subdivision, court, tribunal, official arbitrator or arbitral body, in each case whether domestic or foreign.

         (6) "GOVERNMENTAL ORDER" means any order, writ, rule, judgment, injunction, decree, stipulation, determination, decision, consent, agreement or award entered into by or with any Governmental Entity.

         (7) "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended, or any successor law.

         (8) "KNOWLEDGE" means (i) with respect to the Company, the actual knowledge of any executive officer of the Company after conducting a reasonable investigation and (ii) with respect to Walnut, the actual knowledge of any executive officer of Walnut or any of its Subsidiaries after conducting a reasonable investigation.

         (9) "LAW" means all applicable provisions of all constitutions, treaties, statutes, laws (including, but not limited to, common law), rules, regulations, ordinances codes or orders of any Governmental Entity."

         (10) "LIENS" means any mortgage, lien, debt, pledge, security interest, encumbrance, assessment, restriction charge or other adverse claim or interest of every nature.

         (11) "OPTIONS" means any right, option, warrant or agreement to purchase or subscribe for any securities of another Person.

         (12) "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body or Governmental Entity.

         (13) "RELATED AGREEMENTS" has the meaning specified in Section 5.6.

         (14) "RELATED TRANSACTIONS" has the meaning specified in Section 5.6.

         (15) "SEC" means the Securities and Exchange Commission.

         (16) "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor law.

         (17) "SUBSIDIARY" or "SUBSIDIARIES" of any Person means any corporation, partnership, limited liability company or other legal entity of which such Person, either directly or indirectly through or with any other Subsidiary, owns more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such legal entity.

         (18) "TRANSACTION DOCUMENTS" means the CAG Consulting Agreement, the WCI Consulting Agreement, the Employment Agreements, the Voting Agreement, the Investment Representation Letter and the other agreements, documents or instruments executed and delivered by a party hereto as contemplated under this Agreement (other than the Related Agreements).

         (b) Other terms set forth below are defined in the Section of this Agreement set forth opposite such term:


Term                                                                                                        Section
----                                                                                                        -------

Accrued Compensation......................................................................................5.6(C)(i)
Acquisition Transaction.....................................................................................5.14(a)
Actions.....................................................................................................5.16(b)
Agreement..................................................................................................Recitals
BDC Deregistration..............................................................................................5.4
CAG Consulting Agreement.....................................................................................5.7(a)
Capital Investment..............................................................................................5.6
Cash Bonus..............................................................................................4.11(a)(ii)
Closing.........................................................................................................1.2
Closing Date....................................................................................................1.2
Code.......................................................................................................Recitals

Company....................................................................................................Recitals
Company Board................................................................................................3.3(a)
Company Charter Documents....................................................................................3.1(b)
Company Common Stock.......................................................................................Recitals
Commonly Controlled Company Entities........................................................................3.11(a)
Commonly Controlled Walnut Entities.........................................................................4.11(a)
Company Acquisition ...................................................................................5.1(b)(xiii)
Company 8-F Information.........................................................................................3.5
Company Financial Statements.................................................................................3.4(a)
Company Interim Financial Statements.........................................................................3.4(a)
Company Material Adverse Effect..............................................................................3.1(a)
Company Material Contracts.....................................................................................3.14
Company Plans...............................................................................................3.11(a)
Company Preferred Stock......................................................................................3.2(a)
Company Proxy Information.......................................................................................3.5
Company Records................................................................................................3.23
Company Securities...........................................................................................3.1(a)
Company Stockholders.........................................................................................3.3(b)
Company Transaction.........................................................................................5.14(d)
Compensation Satisfaction....................................................................................5.6(C)
Continuing Accrual........................................................................................5.6(C)(i)
Converted Walnut Option .....................................................................................2.1(b)
DGCL.......................................................................................................Recitals
Debt Conversion..............................................................................................5.6(B)
Dissenting Shares............................................................................................2.3(i)
Effective Time of the Mergers................................................................................1.3(b)
Environmental Claim.........................................................................................3.12(a)
Environmental Laws..........................................................................................3.12(b)
ERISA.......................................................................................................3.11(a)
Exchange Agent...............................................................................................2.3(a)
Filings and Approvals...........................................................................................3.6
First Certificate of Merger..................................................................................1.3(a)
First Effective Time.........................................................................................1.3(a)
Forgiven Amount...........................................................................................5.6(C)(i)
Inland Financial  ...........................................................................................4.4(d)
Intellectual Property..........................................................................................3.17
Investment Letters.............................................................................................5.11
LLC..........................................................................................................5.1(a)
Merger 1...................................................................................................Recitals
Merger 2...................................................................................................Recitals
Mergers....................................................................................................Recitals
Newco......................................................................................................Recitals
Newco Common Stock...........................................................................................2.2(a)
NYBCL  ....................................................................................................Recitals
Old Certificates.............................................................................................2.3(c)
Pacific Financial............................................................................................4.4(d)
Past Compensation.........................................................................................5.6(C)(i)
Permits........................................................................................................3.10

Proceeding......................................................................................................3.9
Proxy Statement..............................................................................................5.3(a)
QPAM Exemption..............................................................................................3.11(l)
Receivable...................................................................................................4.4(d)
Regulatory Agencies..........................................................................................3.6(a)
Related Agreements..............................................................................................5.6
Related Transactions............................................................................................5.6
Second Certificate of Merger.................................................................................1.3(b)
Second Effective Time........................................................................................1.3(b)
Softwatch......................................................................................................5.26
Stockholders Agreement.........................................................................................5.10
Surviving Corporation 1......................................................................................1.1(a)
Surviving Corporation 2......................................................................................1.1(b)
Tax Returns.................................................................................................3.13(b)
Taxes.......................................................................................................3.13(b)
Termination Fee..............................................................................................7.4(b)
THCG Common Stock............................................................................................2.1(a)
THCG Option.................................................................................................5.20(a)
THCG Stock Incentive Plan...................................................................................5.20(a)
Transfer.....................................................................................................5.1(a)
UBCA.......................................................................................................Recitals
Uncollected Receivable.......................................................................................4.4(d)
Universal Bridge.............................................................................................4.2(d)
UPLP............................................................................................................5.6
UPLP Acquisition.............................................................................................5.6(d)
Voting Agreement................................................................................................5.9
Walnut.....................................................................................................Recitals
Walnut Acquisition.....................................................................................5.2(b)(xiii)
Walnut Board.................................................................................................4.3(a)
Walnut Capital...............................................................................................4.2(d)
Walnut Charter Documents.....................................................................................4.1(b)
Walnut Common Stock........................................................................................Recitals
Walnut Entities............................................................................................Recitals
Walnut Filed SEC Reports.....................................................................................4.4(a)
Walnut Financial Statements .................................................................................4.4(a)
Walnut Fund..................................................................................................4.2(d)
Walnut Incentive Program................................................................................4.11(a)(ii)
Walnut Material Adverse Effect...............................................................................4.1(a)
Walnut Option................................................................................................2.1(b)
Walnut Option Plans..........................................................................................2.1(b)
Walnut Principal Stockholders...................................................................................5.9
Walnut Records.................................................................................................4.19
Walnut SEC Filings...........................................................................................4.1(a)
Walnut Securities............................................................................................4.1(a)
Walnut Stockholders..........................................................................................4.3(a)
Walnut Stockholders Meeting..................................................................................5.3(b)
WCI Consulting Agreement.....................................................................................5.7(b)

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.


                                                 WALNUT FINANCIAL SERVICES, INC.


                                                 By /s/ Joel S. Kanter
                                                 ---------------------
                                                 Name:  Joel S. Kanter
                                                 Title:  President



                                                 THCG, INC.


                                                 By /s/ Joel S. Kanter
                                                 ---------------------
                                                 Name: Joel S. Kanter
                                                 Title: President

                                                 TOWER HILL ACQUISITION CORP.


                                                 By /s/ Joel S. Kanter
                                                 ---------------------
                                                 Name: Joel S. Kanter
                                                 Title: President



                                                 TOWER HILL SECURITIES, INC.



                                                 By /s/ Joseph D. Mark
                                                 ---------------------
                                                 Name: Joseph D. Mark
                                                 Title: President

                               TABLE OF CONTENTS

                                                                                                              Page

AGREEMENT AND PLANS OF MERGER.....................................................................................1

ARTICLE 1.........................................................................................................2

         SECTION 1.1                The Mergers...................................................................2
         SECTION 1.2                Closing.......................................................................2
         SECTION 1.3                Effective Time................................................................2
         SECTION 1.4                Certificate of Incorporation..................................................3
         SECTION 1.5                By-laws.......................................................................3
         SECTION 1.6                Directors and Officers........................................................3

ARTICLE 2 ........................................................................................................4

         SECTION 2.1                Merger 1......................................................................4
         SECTION 2.2                Merger 2......................................................................4
         SECTION 2.3                Exchange of Certificates......................................................5
         SECTION 2.4                Tax Consequences..............................................................8

ARTICLE 3.........................................................................................................9

         SECTION 3.1                Organization and Qualification; Subsidiaries..................................9
         SECTION 3.2                Capitalization of the Company and its Subsidiary.............................10
         SECTION 3.3                Authority Relative to this Agreement; Board Action...........................11
         SECTION 3.4                Financial Statements.........................................................11
         SECTION 3.5                Information Supplied.........................................................12
         SECTION 3.6                Consents and Approvals; No Violations........................................12
         SECTION 3.7                No Default...................................................................13
         SECTION 3.8                No Undisclosed Liabilities; Absence of Changes...............................13
         SECTION 3.9                No Litigation................................................................14
         SECTION 3.10               Compliance with Applicable Law...............................................14
         SECTION 3.11               Employee Benefits and ERISA..................................................15
         SECTION 3.12               Environmental Laws and Regulations...........................................18
         SECTION 3.13               Tax Matters..................................................................19
         SECTION 3.14               Material Contracts...........................................................20
         SECTION 3.15               Title to Properties; Encumbrances............................................21
         SECTION 3.16               Condition and Sufficiency of Assets..........................................21
         SECTION 3.17               Intellectual Property........................................................22
         SECTION 3.18               Year 2000....................................................................22
         SECTION 3.19               Investment Securities........................................................22
         SECTION 3.20               Brokers......................................................................22
         SECTION 3.21               Insurance....................................................................23
         SECTION 3.22               Transactions with Affiliates.................................................23
         SECTION 3.23               Books and Records............................................................23
         SECTION 3.24               Disclosure...................................................................23




         SECTION 3.25               Stockholders of the Company..................................................23



ARTICLE 4........................................................................................................24

         SECTION 4.1                Organization and Qualification; Subsidiaries.................................24
         SECTION 4.2                Capitalization of Walnut and its Subsidiaries................................25
         SECTION 4.3                Authority Relative to this Agreement; Board Action...........................27
         SECTION 4.4                SEC Filings; Financial Statements............................................27
         SECTION 4.5                Information Supplied.........................................................29
         SECTION 4.6                Consents and Approvals; No Violations........................................29
         SECTION 4.7                No Default...................................................................30
         SECTION 4.8                No Undisclosed Liabilities; Absence of Changes...............................30
         SECTION 4.9                No Litigation................................................................31
         SECTION 4.10               Compliance with Applicable Law...............................................32
         SECTION 4.11               Employee Benefits and ERISA..................................................32
         SECTION 4.12               Environmental Laws and Regulations...........................................36
         SECTION 4.13               Tax Matters..................................................................36
         SECTION 4.14               Material Contracts...........................................................37
         SECTION 4.15               Title to Properties; Encumbrances............................................38
         SECTION 4.16               Intellectual Property........................................................38
         SECTION 4.17               Year 2000....................................................................39
         SECTION 4.18               Investment Securities........................................................39
         SECTION 4.19               Ownership of THCG and Newco..................................................39
         SECTION 4.20               Brokers......................................................................39
         SECTION 4.21               Transactions with Affiliates.................................................40
         SECTION 4.22               Books and Records............................................................40
         SECTION 4.23               Disclosure...................................................................40

ARTICLE 5........................................................................................................41

         SECTION 5.1                Conduct of Business of the Company...........................................41
         SECTION 5.2                Conduct of Business of Walnut................................................43
         SECTION 5.3                Preparation and Filing of Proxy Statement; Walnut Stockholders Meeting.......45
         SECTION 5.4                Preparation and Filing of Form 8-F...........................................46
         SECTION 5.5                SEC and Other Governmental Filings...........................................46
         SECTION 5.6                Related Transactions.........................................................46
         SECTION 5.7                Consulting Agreements........................................................48
         SECTION 5.8                Employment Agreements........................................................48
         SECTION 5.9                Voting Agreement.............................................................48
         SECTION 5.10               .............................................................................48
         SECTION 5.11               Investment Letters...........................................................48
         SECTION 5.12               Press Releases...............................................................48
         SECTION 5.13               Access to Information; Confidentiality.......................................49
         SECTION 5.14               Non-Solicitation.............................................................49
         SECTION 5.15               Commercially Reasonable Efforts; Further Action..............................50
         SECTION 5.16               Indemnification and Insurance................................................51
         SECTION 5.17               Notification of Certain Matters..............................................52
         SECTION 5.18               Tax Treatment................................................................53
         SECTION 5.19               State Takeover Laws..........................................................53
         SECTION 5.20               THCG Options and Walnut Options..............................................53
         SECTION 5.21               LLC Merger...................................................................54
         SECTION 5.22               THCG Board of Directors......................................................54


         SECTION 5.23               Company Preferred Stock......................................................54
         SECTION 5.24               Change of Name...............................................................54
         SECTION 5.25               Walnut Securities............................................................55
         SECTION 5.26               Softwatch Securities.........................................................55

ARTICLE 6 .......................................................................................................55

         SECTION 6.1                Conditions to Each Party's Obligations to Effect the Mergers.................55
         SECTION 6.2                Conditions to the Obligations of the Company.................................56
         SECTION 6.3                Conditions to the Obligations of Walnut......................................57

ARTICLE 7 .......................................................................................................59

         SECTION 7.1                Termination..................................................................59
         SECTION 7.2                Procedure for and Effect of Termination......................................60
         SECTION 7.3                Amendment; Extension Waiver..................................................60
         SECTION 7.4                Fees and Expenses............................................................60

ARTICLE 8 .......................................................................................................61

         SECTION 8.1                Non-Survival of Representations, Warranties and Agreements...................61
         SECTION 8.2                Entire Agreement; Assignment.................................................61
         SECTION 8.3                [Intentionally omitted.].....................................................61
         SECTION 8.4                Notices......................................................................61
         SECTION 8.5                Parties in Interest..........................................................62
         SECTION 8.6                Severability.................................................................62
         SECTION 8.7                Counterparts.................................................................62
         SECTION 8.8                Interpretation...............................................................62
         SECTION 8.9                Governing Law and Venue......................................................62
         SECTION 8.10               Waiver of Jury Trial.........................................................63
         SECTION 8.11               Certain Definitions..........................................................63

EXHIBITS

         EXHIBIT A                  Consulting Agreement between Inland Financial Corporation and
                                    Chicago Advisory Group
         EXHIBIT B                  Consulting Agreement between THCG, Inc. and Windy City, Inc.
         EXHIBIT C-1                Employment Agreement between THCG, Inc. and Joseph Mark
         EXHIBIT C-2                Employment Agreement between THCG, Inc. and Shai Novik
         EXHIBIT C-3                Employment Agreement between THCG, Inc. and Adi Ravir
         EXHIBIT D                  Voting Agreement between Tower Hill Securities Inc., The Holding Company and the Kanter Family Foundation
         EXHIBIT E                  Investment Representation Letter*
         EXHIBIT F                  Form of Opinion of Barack Ferrazzano Kirschbaum Perlman & Nagelberg*
         EXHIBIT G                  Form of Opinion of Kramer Levin Naftalis & Frankel LLP*

SCHEDULES
         Disclosure Schedules of Tower Hill Securities, Inc.*
         Disclosure Schedules of Walnut Financial Services, Inc.*
         General Schedules

* Omitted from this Proxy Statement. Copies will be furnished supplementally to the SEC upon request.


EXHIBIT A TO MERGER AGREEMENT

                          Inland Financial Corporation
                           9207 East Mission, Suite A
                            Spokane, Washington 99206


                                                          As of          , 1999


Robert Mauer
Chicago Advisory Group
8000 Towers Crescent Drive
Suite 1070
Vienna, Virginia 22182


Dear Mr. Mauer:

              Inland Financial Corporation (the "Company") desires to engage Chicago Advisory Group ("CAG") as a consultant, and CAG desires to be so engaged by the Company, all subject to the terms and conditions set forth in this letter agreement (this "Agreement").

              Accordingly, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound, the Company and CAG hereby agree as follows:

              1. Engagement; Term. The Company hereby engages CAG, and CAG hereby accepts such engagement and agrees to serve as a consultant to the Company, upon the terms and conditions hereinafter set forth, for a term
commencing on          , 1999 (the "Effective Date") and (unless sooner
terminated as hereinafter provided) expiring twelve months after the Effective Date (such term being hereinafter referred to as the "Initial Term"). Thereafter, this Agreement shall automatically be extended for one or more additional three-month periods unless CAG or the Company gives written notice, no less than ninety (90) days prior to the end of the Initial Term, or, as applicable, sixty (60) days prior to the end of any extension thereof, of CAG's or the Company's election not to renew the Agreement. As used in this Agreement, "Term" shall be defined as the Initial Term and, if applicable, any extension thereof.

              2.   Duties; Conduct.

                   (a) During the Term, CAG shall make available to the Company the services of Robert Mauer ("Mauer") who shall serve in the capacity of a senior advisor to the Company; as such, CAG shall render consulting services from time to time as hereinafter provided on such project or projects relating to the business, affairs and management of the Company as may be reasonably delegated to CAG by the Board of Directors, the Co-Chief

Executive Officers, or, as applicable, Chief Executive Officer, or the Chief Operating Officer of the Company or of THCG, Inc. ("THCG"). CAG agrees that it shall use its best efforts to perform such services faithfully and diligently, and to the best of its ability, and shall use its best efforts to cause Mauer to use his best efforts to perform such services faithfully and diligently, and to the best of his ability.

                   (b) To the extent practicable, the services to be provided by CAG shall be performed at such times as are reasonably convenient to CAG. The Company acknowledges that CAG and Mauer may have other activities, obligations and engagements which may command its or his time and attention and the Company will exercise its best efforts to respect such other commitments.

                   (c) The services to be provided hereunder may require travel. Domestic travel shall be as reasonably required for the performance of the duties hereunder; except as provided below, CAG shall not need prior approval for any domestic travel required hereunder unless and until it incurs business expenses in connection with such travel in the aggregate amount of $10,000 per annum. Once such threshold has been exceeded, CAG shall obtain the consent of THCG's Chief Operating Officer prior to incurring any additional domestic travel expense. The parties agree that, subject to the prior two sentences, (i) business class (as opposed to coach) and (ii) the costs of upgrade certificates pursuant to frequent flier programs (not to exceed $100 per flight) shall be deemed to be reasonable expenses. Foreign travel shall be as the Company and CAG shall mutually agree.

              3.   Compensation and Expenses.

                   (a) Except as otherwise provided in Section 3(b), as full compensation for all services to be provided by CAG hereunder during the Term, the Company will pay CAG and CAG will accept consulting fees at an annual rate of Fifty Thousand Dollars ($50,000). Such consulting fees will be paid monthly in arrears.

                   (b) The Company will reimburse CAG for all reasonable travel, business entertainment and other business expenses as may be incurred by it during the Term in the performance of the duties and responsibilities assigned to it under this Agreement. Such reimbursements shall be made by the Company on a timely basis upon submission by CAG of proper accounts therefor in accordance with the Company's standard procedures.

              4.   Termination.

                   (a) The Company may terminate the consulting engagement hereunder and this Agreement at any time for Cause.

For purposes of this Agreement, the term "Cause" shall mean any of the following: (i) conviction of a felony by Mauer; (ii) perpetration of an intentional and knowing fraud by CAG or Mauer against or adversely affecting the Company, THCG or any of the Company's affiliates or any customer, client, agent, or employee of any of the foregoing; (iii) any action or conduct by CAG or Mauer in any manner which would reasonably be expected to harm the reputation or goodwill of the Company, THCG or any of the Company's affiliates; (iv) willful breach of a covenant set forth in Section 5 or 6 by CAG or Mauer; (v) substantial failure of CAG to perform its duties hereunder; or (vi) subject to
Section 2(b) above and after taking into account Mauer's reasonable personal commitments and vacation time, CAG's failure or inability to make Mauer available to provide the services contemplated hereunder for any reason as determined in good faith by the Board of Directors of the Company or of THCG; provided, however, that a termination pursuant to clause (iii), (v) or (vi) shall not become effective unless CAG fails to cure such action, conduct or failure to perform within fifteen (15) days after written notice from the Company, such notice to describe such action, conduct or failure to perform and identify what reasonable actions shall be required to cure such action, conduct or failure to perform, if such action, conduct or failure to perform is susceptible of cure.

                   No act or failure to act on CAG's or Mauer's part shall be considered "willful" under this Section 4(a) unless it is done, or omitted to be done, by CAG or Mauer in bad faith or without reasonable belief that its or his action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board of Directors of the Company or of THCG, or upon direction or authority of the Co-Chief Executive Officers or, as applicable, Chief Executive Officer of the Company or of THCG, or upon the advice of counsel for the Company or THCG, shall be conclusively presumed to be done, or omitted to be done, by CAG in good faith and in the best interests of the Company.

                   (b) The Term shall terminate forthwith upon a sale of all or substantially all of the stock or assets of the Company or THCG.

                   (c) CAG may terminate the consulting engagement hereunder and this Agreement at any time in the event of any material breach of this Agreement by the Company; provided, however, that such termination shall not become effective unless the Company fails to cure such breach within fifteen (15) days after written notice from CAG, such notice to describe such breach and identify what reasonable actions shall be required to cure such breach.

                   (d) In the event of a termination pursuant to any of Section 4(a), (b) or (c) above, CAG shall be entitled to, and the Company shall pay to CAG within thirty (30) days after any such termination, any accrued but unpaid consulting fees to the date of termination and any accrued but unpaid expenses required to be reimbursed pursuant to Section 3(b) above. In the event of a termination pursuant to Section 4(c) above, CAG shall be entitled to continued payment of the consulting fees pursuant to Section 3(a) above until the expiration of the Term as if such termination had not occurred, with such payments being in addition to the payments described in the previous sentence.

              5. Noncompetition and Nonsolicitation; Nondisclosure of Proprietary Information; Surrender of Records.

                   5.1 Noncompetition and Nonsolicitation. In view of the unique and valuable services it is expected CAG and Mauer will render to the Company, CAG's and Mauer's knowledge of the customers, trade secrets, and other proprietary information relating to the business of the Company, THCG and the Company's affiliates and their customers and suppliers, and in consideration of compensation to be received hereunder, CAG and Mauer each agrees that during the consulting engagement hereunder it and he will not compete with or be engaged in any business which, during the consulting engagement hereunder, is engaged in the business of factoring or financing of receivables in the United States or Canada, provided that the provisions of this Section will not be deemed breached merely because CAG or Mauer owns less than 10% of the outstanding common stock of a publicly-traded company or is a passive investor who owns less than 10% of the outstanding common stock of a privately-held company.

              In further consideration of the payment by the Company to CAG of amounts that may hereafter be paid to CAG pursuant to this Agreement (including, without limitation, pursuant to Section 3), CAG and Mauer each agrees that during the Term and for a period of one year subsequent to any termination hereunder, CAG and Mauer shall not (i) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company, THCG or the Company's affiliates to terminate his, her, or its relationship with the Company, THCG or the Company's affiliates; or (ii) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants (other than Joel Kanter and/or Windy City, Inc.) or representatives of the Company, THCG or the Company's affiliates to become employees, agents, representatives or consultants of any other person or entity;
(iii) directly or indirectly solicit or attempt to solicit any customer of the Company or Pacific Financial Services Corp. ("Pacific Financial") with respect to any product or service being furnished, made, sold or leased by the Company or Pacific Financial; or (iv) persuade or seek to persuade any customer of the Company or Pacific Financial to cease to do business or to reduce the amount of business which any customer has customarily done or contemplates doing with the Company or Pacific Financial, whether or not the relationship between the Company or Pacific Financial and such customer was originally established in whole or in part through CAG's or Mauer's efforts.

                   5.2 Proprietary Information. CAG and Mauer each acknowledges that during the course of the consulting engagement hereunder CAG and Mauer will necessarily have access to and make use of proprietary information and confidential records of the Company, THCG and the Company's affiliates. CAG and Mauer each covenants that it and he shall not during the Term or at any time thereafter, directly or indirectly, use for its or his own purpose or for the benefit of any person or entity other than the Company, nor otherwise disclose, any such proprietary information to any individual or entity, unless such disclosure has been authorized in writing by the Company or is otherwise required by law.

                   For purposes of this Section 5, "proprietary information" shall not include information which (i) is or becomes generally available to the public other than as a result of a breach of this Agreement by CAG or Mauer;
(ii) was within CAG's or Mauer's possession or knowledge prior to its being furnished to the Company, provided that the information was not obtained in connection with the consulting engagement hereunder or Mauer's prior employment by Walnut Financial Services, Inc.; (iii) is independently developed by CAG or Mauer other than in connection with the consulting engagement hereunder; or (iv) is obtained by CAG or Mauer in its or his capacity as an investor in THCG or THCG's (or its subsidiaries') portfolio companies and not in connection with the performance of the duties hereunder, provided that information obtained by CAG or Mauer under circumstances under which it or he has any obligation to keep such information confidential shall be "proprietary information" to the extent of such obligation.

                   5.3 Confidentiality and Surrender of Records. CAG and Mauer each agrees that it or he shall not during the Term or at any time thereafter (irrespective of the circumstances under which the consulting engagement terminates), except as required by law, directly or indirectly publish, make known or in any fashion disclose any confidential records to, or permit any inspection or copying of confidential records by, any individual or entity other than in the course of such individual's or entity's employment or retention by the Company, nor shall CAG or Mauer retain, and will deliver promptly to the Company, any of the same following termination of the consulting engagement hereunder for any reason or upon request by the Company. For purposes hereof, "confidential records" means all correspondence, memoranda, files, manuals, books, lists, financial, operating or marketing records, magnetic tape or electronic or other media or equipment of any kind which may be in CAG's or Mauer's possession or under its or his control or accessible to it or him which contain any proprietary information of the Company, THCG or the

Company's affiliates. All confidential records shall be and remain the sole property of the Company, or, as applicable, THCG or the Company's affiliates during the Term and thereafter.

                   5.4 Enforcement. CAG and Mauer each agrees that the remedy at law for any breach or threatened breach of any covenant contained in this
Section 5 would be inadequate and that the Company, in addition to such other remedies as may be available to it at law or in equity, shall be entitled to institute proceedings in any court or courts of competent jurisdiction to obtain damages for breach of this Section 5 and injunctive relief.

              6. No Conflict. CAG covenants that neither it nor Mauer is now, and shall not become, party to or subject to any agreement, contract, understanding or covenant, or under any obligation, contractual or otherwise, in any way restricting or adversely affecting its or his ability to act for the Company in all of the respects contemplated hereby.

              7. Cooperation. CAG shall cooperate fully with the Company in the prosecution or defense, as the case may be, of any and all actions, governmental inquiries or other legal proceedings in which CAG's or Mauer's assistance may be requested by the Company. Such cooperation shall include, among other things, making documents relating to the Company, THCG or the Company's affiliates or any of their respective businesses in CAG's or Mauer's custody or control available to the Company or its counsel, making Mauer available for interviews by the Company or its counsel, and making Mauer available to appear as a witness, at deposition, trial or otherwise. Any reasonable vouchered out-of-pocket expenses incurred by CAG in fulfilling its obligations under this Section 7 shall be promptly reimbursed by the Company.

                   The provisions of this Section 7 shall survive the termination or expiration of this Agreement and the Term; provided, however, that CAG's obligations under this Section 7 subsequent to the expiration of this Agreement and the Term shall be on terms to be negotiated between CAG and the Board of Directors of the Company or of THCG in good faith.

              8. Notices. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing either (i) by personal delivery to the party entitled thereto, (ii) by facsimile with confirmation of receipt, or (iii) by registered or certified mail, return receipt requested. The notice, consent, request or other communication shall be deemed to have been received upon personal delivery, upon confirmation of receipt of facsimile transmission, or, if mailed, three days after mailing. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be made to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

                  To the Company:

                           Inland Financial Corporation
                           c/o THCG, Inc.
                           650 Madison Avenue, 21st Floor
                           New York, New York 10022
                           Attention:  Joseph Mark
                           Facsimile No.:  [(212) 223-0161]

                  With a copy to:

                           Peter S. Kolevzon, Esq.
                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, New York 10022
                           Facsimile No.:  (212) 715-8000

                  To Chicago Advisory Group:

                           Chicago Advisory Group
                           8000 Towers Crescent Drive
                           Suite 1070
                           Vienna, Virginia 22182
                           Attention:  Robert Mauer
                           Facsimile No.:

                  9.       Miscellaneous.

                           (a) The failure of either party at any time to
require performance by the other party of any provision hereunder will in no way affect the right of that party thereafter to enforce the same, nor will it affect any other party's right to enforce the same, or to enforce any of the other provisions in this Agreement; nor will the waiver by either party of the breach of any provision hereof be taken or held to be a waiver of any prior or subsequent breach of such provision or as a waiver of the provision itself.

                           (b) This Agreement is a personal contract calling for
the provision of unique services by Mauer, and CAG's rights and obligations hereunder may not be sold, transferred, assigned, pledged or hypothecated by CAG or Mauer. The rights and obligations of the Company hereunder will be binding upon and run in favor of the successors and assigns of the Company, but no assignment by the Company shall release the Company from its obligations hereunder, and the Company shall not assign this Agreement to any entity outside of the Company.

                           (c) Each of the covenants and agreements set forth in
this Agreement are separate and independent covenants, each of which has been separately bargained for and the parties hereto intend that the provisions of each such covenant shall be enforced to the fullest extent permissible. Should the whole or any part or provision of any such separate covenant be held or declared invalid, such invalidity shall not in any way affect the validity of any other such covenant or of any part or provision of the same covenant not also held or declared invalid. If any covenant shall be found to be invalid but would be valid if some part thereof were deleted or the period or area of application reduced, then such covenant shall apply with such minimum modification as may be necessary to make it valid and effective.

                           (d) This Agreement shall be governed and construed in
accordance with the laws of the State of New York applicable to agreements made and to be wholly performed within that State, without regard to the principles of conflicts of law.

                           (e) This Agreement sets forth the entire
understanding between the parties as to the subject matter of this Agreement and merges and supersedes all prior agreements, commitments, representations, writings and discussions between the parties with respect to that subject matter. This Agreement may be terminated, altered, modified or changed only by a written instrument signed by both parties hereto.

                           (f) The Section headings contained herein are for
purposes of convenience only and are not intended to define or list the contents of the Sections.

                           (g) The provisions of this Agreement which by their
terms call for performance subsequent to termination of the Term, or of this Agreement, shall so survive such termination.

                           (h) In rendering the services to be rendered by CAG
hereunder, CAG shall be an independent contractor. Neither CAG nor Mauer shall be considered as having an employee status or being entitled to participate in any employee plans, arrangements or distributions by the Company. Neither CAG nor Mauer shall act as an agent of the Company and neither shall be entitled to enter into any agreements, incur any obligations on behalf of the Company, or be authorized to bind the Company in any manner whatsoever, and neither shall refer to the Company as a customer in any manner or format without the prior written consent of the Company. No form of joint venture, partnership or similar relationship between the parties is intended or hereby created.

                           As an independent contractor, CAG shall be solely
responsible for determining the means and methods for performing the professional and/or technical services described herein, and CAG shall have complete charge and responsibility for Mauer. All of CAG's activities will be at its own risk and CAG is hereby given notice of its responsibility for arrangements to guard against physical, financial, and other risks, as appropriate.

                           Except as otherwise required by law, the Company
shall not withhold any sums from the payments to be made for Social Security or other federal, state or local tax liabilities or contributions, and all withholding, liabilities, and contributions shall be solely CAG's responsibility.

                   Please confirm CAG's agreement with the foregoing by signing and returning the enclosed copy of this letter, following which this will be a legally binding agreement between us as of the date first written above.


                                         Very truly yours,

                                         Inland Financial Corporation


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


Accepted and Agreed:

Chicago Advisory Group


By:
   ------------------------------------
   Name:
   Title:




                   Robert Mauer hereby accepts, and agrees to abide by, the terms of Section 5 of the Agreement.


                                         ---------------------------------------
                                         Robert Mauer

EXHIBIT B TO MERGER AGREEMENT

                                   THCG, Inc.
                         650 Madison Avenue, 21st Floor
                            New York, New York 10022


                                                          As of       , 1999


Joel Kanter
Windy City, Inc.
8000 Towers Crescent Drive
Suite 1070
Vienna, Virginia 22182


Dear Mr. Kanter:

         THCG, Inc. (the "Company") desires to engage Windy City, Inc. ("Windy City") as a consultant, and Windy City desires to be so engaged by the Company, all subject to the terms and conditions set forth in this letter agreement (this "Agreement").
         Accordingly, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound, the Company and Windy City hereby agree as follows:

         1. Engagement; Term. The Company hereby engages Windy City, and Windy City hereby accepts such engagement and agrees to serve as a consultant to the Company, upon the terms and conditions hereinafter set forth, for a term
commencing on      , 1999 (the "Effective Date") and (unless sooner
terminated as hereinafter provided) expiring twelve months after the Effective Date (such term being hereinafter referred to as the "Initial Term"). Thereafter, this Agreement shall automatically be extended for one or more additional three-month periods unless Windy City or the Company gives written notice, no less than ninety (90) days prior to the end of the Initial Term, or, as applicable, sixty (60) days prior to the end of any extension thereof, of Windy City's or the Company's election not to renew the Agreement. As used in this Agreement, "Term" shall be defined as the Initial Term and, if applicable, any extension thereof.

         2. Duties; Conduct.

              (a) During the Term, Windy City shall make available to the Company the services of Joel Kanter ("Kanter") who shall serve in the capacity of a senior advisor to the Company; as such, Windy City shall render consulting services from time to time as hereinafter provided on such project or projects relating to the business, affairs and management of the Company as may be reasonably delegated to Windy City by the Board of Directors of the Company ("Board of Directors"), the Company's

Co-Chief Executive Officers or, as applicable, the Company's Chief Executive Officer. Windy City agrees that it shall use its best efforts to perform such services faithfully and diligently, and to the best of its ability, and shall use its best efforts to cause Kanter to use his best efforts to perform such services faithfully and diligently, and to the best of his ability.

              (b) To the extent practicable, the services to be provided by Windy City shall be performed at such times as are reasonably convenient to Windy City. The Company acknowledges that Windy City and Kanter may have other activities, obligations and engagements which may command its or his time and attention and the Company will exercise its best efforts to respect such other commitments.

              (c) The services to be provided hereunder may require travel. Domestic travel shall be as reasonably required for the performance of the duties hereunder; except as provided below, Windy City shall not need prior approval for any domestic travel required hereunder unless and until it incurs business expenses in connection with such travel in the aggregate amount of $10,000 per annum. Once such threshold has been exceeded, Windy City shall obtain the consent of the Company's Chief Operating Officer prior to incurring any additional domestic travel expense. The parties agree that, subject to the prior two sentences, (i) business class (as opposed to coach) and (ii) the costs of upgrade certificates pursuant to frequent flier programs (not to exceed $100 per flight) shall be deemed to be reasonable expenses. Foreign travel shall be as the Company and Windy City shall mutually agree.

         3. Compensation and Expenses.

              (a) Except as otherwise provided in Section 3(b), as full compensation for all services to be provided by Windy City hereunder during the Term, the Company will pay Windy City and Windy City will accept consulting fees at an annual rate of One Hundred Thousand Dollars ($100,000). Such consulting fees will be paid monthly in arrears.

              (b) The Company will reimburse Windy City for all reasonable travel, business entertainment and other business expenses as may be incurred by it during the Term in the performance of the duties and responsibilities assigned to it under this Agreement. Such reimbursements shall be made by the Company on a timely basis upon submission by Windy City of proper accounts therefor in accordance with the Company's standard procedures.

         4. Termination.

              (a) The Company may terminate the consulting engagement hereunder and this Agreement at any time for Cause.

For purposes of this Agreement, the term "Cause" shall mean any of the following: (i) conviction of a felony by Kanter; (ii) perpetration of an intentional and knowing fraud by Windy City or Kanter against or adversely affecting the Company or any customer, client, agent, or employee thereof; (iii) any action or conduct by Windy City or Kanter in any manner which would reasonably be expected to harm the reputation or goodwill of the Company; (iv) willful breach of a covenant set forth in Section 5 or 6 by Windy City or Kanter; (v) substantial failure of Windy City to perform its duties hereunder; or (vi) subject to Section 2(b) above and after taking into account Kanter's reasonable personal commitments and vacation time, Windy City's failure or inability to make Kanter available to provide the services contemplated hereunder for any reason as determined in good faith by the Company's Board of Directors; provided, however, that a termination pursuant to clause (iii), (v) or (vi) shall not become effective unless Windy City fails to cure such action, conduct or failure to perform within fifteen (15) days after written notice from the Company, such notice to describe such action, conduct or failure to perform and identify what reasonable actions shall be required to cure such action, conduct or failure to perform, if such action, conduct or failure to perform is susceptible of cure.

         No act or failure to act on Windy City's or Kanter's part shall be considered "willful" under this Section 4(a) unless it is done, or omitted to be done, by Windy City or Kanter in bad faith or without reasonable belief that its or his action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board of Directors, or upon direction or authority of the Company's Co-Chief Executive Officers or, as applicable, the Company's Chief Executive Officer, or upon the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by Windy City in good faith and in the best interests of the Company.

              (b) The Term shall terminate forthwith upon a sale of all or substantially all of the assets of the Company.

              (c) Windy City may terminate the consulting engagement hereunder and this Agreement at any time in the event of any material breach of this Agreement by the Company; provided, however, that such termination shall not become effective unless the Company fails to cure such breach within fifteen
(15) days after written notice from Windy City, such notice to describe such breach and identify what reasonable actions shall be required to cure such breach.

              (d) In the event of a termination pursuant to any of Section 4(a),
(b) or (c) above, Windy City shall be entitled to, and the Company shall pay to Windy City within thirty (30) days after any such termination, any accrued but unpaid consulting fees to the date of termination and any accrued but unpaid expenses required to be reimbursed pursuant to Section 3(b) above. In the event of a termination pursuant to any of Section 4(b) or (c) above, Windy City shall be entitled to continued payment of the consulting fees pursuant to Section 3(a) above until the expiration of the Term as if such termination had not occurred, with such payments being in addition to the payments described in the previous sentence.

         5. Nonsolicitation; Nondisclosure of Proprietary Information; Surrender of Records.

              5.1 Nonsolicitation. In view of the unique and valuable services it is expected Windy City and Kanter will render to the Company, Windy City's and Kanter's knowledge of the customers, trade secrets, and other proprietary information relating to the business of the Company and the Company's subsidiaries and their customers and suppliers, and in consideration of compensation to be received hereunder, Windy City and Kanter each agrees that during the Term and for a period of one year subsequent to any termination hereunder, Windy City and Kanter shall not (i) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company or the Company's subsidiaries to terminate his, her, or its relationship with the Company or the Company's subsidiaries; or (ii) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants (other than Robert Mauer and/or Chicago Advisory Group) or representatives of the Company or the Company's subsidiaries to become employees, agents, representatives or consultants of any other person or entity.

              5.2 Proprietary Information. Windy City and Kanter each acknowledges that during the course of the consulting engagement hereunder Windy City and Kanter will necessarily have access to and make use of proprietary information and confidential records of the Company and the Company's subsidiaries. Windy City and Kanter each covenants that it and he shall not during the Term or at any time thereafter, directly or indirectly, use for its or his own purpose or for the benefit of any person or entity other than the Company, nor otherwise disclose, any such proprietary information to any individual or entity, unless such disclosure has been authorized in writing by the Company or is otherwise required by law.

              For purposes of this Section 5, "proprietary information" shall not include information which (i) is or becomes generally available to the public other than as a result of a breach of this Agreement by Windy City or Kanter; (ii) was within Windy City's or Kanter's possession or knowledge prior to its being furnished to the Company, provided that the information was not obtained in connection with the consulting engagement hereunder or Kanter's prior employment by Walnut Financial

Services, Inc.; (iii) is independently developed by Windy City or Kanter other than in connection with the consulting engagement hereunder; or (iv) is obtained by Windy City or Kanter in its or his capacity as an investor in the Company or the Company's (or its subsidiaries') portfolio companies and not in connection with the performance of the duties hereunder, provided that information obtained by Windy City or Kanter under circumstances under which it or he has any obligation to keep such information confidential shall be "proprietary information" to the extent of such obligation.

              5.3 Confidentiality and Surrender of Records. Windy City and Kanter each agrees that it or he shall not during the Term or at any time thereafter (irrespective of the circumstances under which the consulting engagement terminates), except as required by law, directly or indirectly publish, make known or in any fashion disclose any confidential records to, or permit any inspection or copying of confidential records by, any individual or entity other than in the course of such individual's or entity's employment or retention by the Company, nor shall Windy City or Kanter retain, and will deliver promptly to the Company, any of the same following termination of the consulting engagement hereunder for any reason or upon request by the Company. For purposes hereof, "confidential records" means all correspondence, memoranda, files, manuals, books, lists, financial, operating or marketing records, magnetic tape or electronic or other media or equipment of any kind which may be in Windy City's or Kanter's possession or under its or his control or accessible to it or him which contain any proprietary information of the Company or the Company's subsidiaries. All confidential records shall be and remain the sole property of the Company, or, as applicable, the Company's subsidiaries during the Term and thereafter.

              5.4 Enforcement. Windy City and Kanter each agrees that the remedy at law for any breach or threatened breach of any covenant contained in this Section 5 would be inadequate and that the Company, in addition to such other remedies as may be available to it at law or in equity, shall be entitled to institute proceedings in any court or courts of competent jurisdiction to obtain damages for breach of this Section 5 and injunctive relief.

         6. No Conflict. Windy City covenants that neither it nor Kanter is now, and shall not become, party to or subject to any agreement, contract, understanding or covenant, or under any obligation, contractual or otherwise, in any way restricting or adversely affecting its or his ability to act for the Company in all of the respects contemplated hereby.

         7. Cooperation. Windy City shall cooperate fully with the Company in the prosecution or defense, as the case may be, of any and all actions, governmental inquiries or other legal proceedings in which Windy City's or Kanter's assistance may be requested by the Company. Such cooperation shall include, among other things, making documents relating to the Company or its subsidiaries or any of their respective businesses in Windy City's or Kanter's custody or control available to the Company or its counsel, making Kanter available for interviews by the Company or its counsel, and making Kanter available to appear as a witness, at deposition, trial or otherwise. Any reasonable vouchered out-of-pocket expenses incurred by Windy City in fulfilling its obligations under this Section 7 shall be promptly reimbursed by the Company.

              The provisions of this Section 7 shall survive the termination or expiration of this Agreement and the Term; provided, however, that Windy City's obligations under this Section 7 subsequent to the expiration of this Agreement and the Term shall be on terms to be negotiated between Windy City and the Company's Board of Directors in good faith.

         8. Notices. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing either (i) by personal delivery to the party entitled thereto, (ii) by facsimile with confirmation of receipt, or (iii) by registered or certified mail, return receipt requested. The notice, consent, request or other communication shall be deemed to have been received upon personal delivery, upon confirmation of receipt of facsimile transmission, or, if mailed, three days after mailing. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be made to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

         To the Company:

            THCG, Inc.
            650 Madison Avenue, 21st Floor
            New York, New York 10022
            Attention:  Joseph Mark
            Facsimile No.:  [(212) 223-0161]

         With a copy to:

            Peter S. Kolevzon, Esq.
            Kramer Levin Naftalis & Frankel LLP
            919 Third Avenue
            New York, New York 10022
            Facsimile No.:  (212) 715-8000

         To Windy City:

            Windy City, Inc.
            8000 Towers Crescent Drive

            Suite 1070
            Vienna, Virginia 22182
            Attention:  Joel Kanter
            Facsimile No.:  (703) 448-7751

         9. Miscellaneous.

              (a) The failure of either party at any time to require performance by the other party of any provision hereunder will in no way affect the right of that party thereafter to enforce the same, nor will it affect any other party's right to enforce the same, or to enforce any of the other provisions in this Agreement; nor will the waiver by either party of the breach of any provision hereof be taken or held to be a waiver of any prior or subsequent breach of such provision or as a waiver of the provision itself.

              (b) This Agreement is a personal contract calling for the provision of unique services by Kanter, and Windy City's rights and obligations hereunder may not be sold, transferred, assigned, pledged or hypothecated by Windy City or Kanter. The rights and obligations of the Company hereunder will be binding upon and run in favor of the successors and assigns of the Company, but no assignment by the Company shall release the Company from its obligations hereunder, and the Company shall not assign this Agreement to any entity outside of the Company.

              (c) Each of the covenants and agreements set forth in this Agreement are separate and independent covenants, each of which has been separately bargained for and the parties hereto intend that the provisions of each such covenant shall be enforced to the fullest extent permissible. Should the whole or any part or provision of any such separate covenant be held or declared invalid, such invalidity shall not in any way affect the validity of any other such covenant or of any part or provision of the same covenant not also held or declared invalid. If any covenant shall be found to be invalid but would be valid if some part thereof were deleted or the period or area of application reduced, then such covenant shall apply with such minimum modification as may be necessary to make it valid and effective.

              (d) This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed within that State, without regard to the principles of conflicts of law.
              (e) This Agreement sets forth the entire understanding between the parties as to the subject matter of this Agreement and merges and supersedes all prior agreements, commitments, representations, writings and discussions between the parties with respect to that subject matter. This Agreement may be terminated, altered, modified or changed only by a written instrument signed by both parties hereto.

              (f) The Section headings contained herein are for purposes of convenience only and are not intended to define or list the contents of the Sections.

              (g) The provisions of this Agreement which by their terms call for performance subsequent to termination of the Term, or of this Agreement, shall so survive such termination.

              (h) In rendering the services to be rendered by Windy City hereunder, Windy City shall be an independent contractor. Neither Windy City nor Kanter shall be considered as having an employee status or being entitled to participate in any employee plans, arrangements or distributions by the Company. Neither Windy City nor Kanter shall act as an agent of the Company and neither shall be entitled to enter into any agreements, incur any obligations on behalf of the Company, or be authorized to bind the Company in any manner whatsoever, and neither shall refer to the Company as a customer in any manner or format without the prior written consent of the Company. No form of joint venture, partnership or similar relationship between the parties is intended or hereby created.

              As an independent contractor, Windy City shall be solely responsible for determining the means and methods for performing the professional and/or technical services described herein, and Windy City shall have complete charge and responsibility for Kanter. All of Windy City's activities will be at its own risk and Windy City is hereby given notice of its responsibility for arrangements to guard against physical, financial, and other risks, as appropriate.

              Except as otherwise required by law, the Company shall not withhold any sums from the payments to be made for Social Security or other federal, state or local tax liabilities or contributions, and all withholding, liabilities, and contributions shall be solely Windy City's responsibility.

              Please confirm Windy City's agreement with the foregoing by signing and returning the enclosed copy of this letter, following which this will be a legally binding agreement between us as of the date first written above.


                                         Very truly yours,

                                         THCG, Inc.


                                         By:
                                            ---------------------------
                                             Name:
                                             Title:

Accepted and Agreed:

Windy City, Inc.


By:
   -------------------------
   Name:
   Title:


              Joel Kanter hereby accepts, and agrees to abide by, the terms of
 Section 5 of the Agreement.


                                         ---------------------------------
                                         Joel Kanter

EXHIBIT C-1 TO MERGER AGREEMENT


                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of
   , 1999 (the "Effective Date"), by and between THCG, INC., a Delaware corporation (the "Company") and JOSEPH MARK (the "Executive").


                              W I T N E S S E T H:


         WHEREAS, the Company desires to employ the Executive, and the Executive desires to accept such employment in the capacities and on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

         1.   Employment; Term.

              (a) The Company hereby employs the Executive, and the Executive hereby accepts employment by the Company, in accordance with and subject to the terms and conditions set forth herein.

              (b) The term of this Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with Paragraph 5 hereof, shall terminate on the fifth anniversary of the Effective Date (the "Initial Term"). Thereafter, this Agreement shall automatically be extended for one or more additional annual periods unless the Executive or the Company gives written notice, no less than ninety (90) days prior to the end of the Initial Term or any extension thereof (together, the "Term"), of his or its election not to renew this Agreement.

         2.   Duties.

              (a) During the Term, the Executive shall serve as the Co-Chief Executive Officer of the Company and shall report to the Board of Directors of the Company (the "Board of Directors").

              (b) The Executive shall have such authority and responsibility as is customary for such position or positions in businesses comparable in size and function, and such other responsibilities as may reasonably be assigned by the Board of Directors.

              (c) During the period the Executive is employed by the Company, the Executive shall devote his full business time and best efforts to the business and affairs of the Company; provided, however, the Executive may engage in outside business activities with the consent of the Board of Directors. It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic or charitable boards or committees, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

              (d) The Executive's services shall be performed primarily at the Company's principal place of business, located in New York, New York. The Executive recognizes that his duties will require from time-to-time and at the Company's expense, travel to domestic and international locations.

         3.   Compensation.

              (a) The Company shall pay the Executive a base salary (the "Base Salary") of not less than $200,000 per annum, or such greater sum as may from time to time be fixed by the Compensation Committee of the Board of Directors, provided that any such greater sum shall become the minimum rate of compensation for so long as the Executive shall be employed by the Company. Payments of Base Salary to the Executive shall be made in equal semi-monthly installments and subject to all legally required and customary withholdings.

              (b) The Executive shall be entitled to bonus compensation (the "Bonus Compensation") as reasonably determined in good faith by the Compensation Committee of the Board of Directors.

              (c) The Executive shall receive an option to purchase 450,000 shares of the common stock of the Company, in accordance with and subject to the provisions of The 1999 THCG, Inc. Stock Incentive Plan and the grant thereunder.

         4.   Benefits.

              (a) The Company agrees to reimburse the Executive for all reasonable travel, business entertainment and other business expenses incurred by the Executive in connection with the performance of his duties under this Agreement. Such reimbursements shall be made by the Company on a timely basis upon submission by the Executive of proper accounts therefor in accordance with the Company's standard procedures.

              (b) The Executive shall be entitled to
participate in any and all medical insurance, group health, disability insurance, life insurance and other benefit plans and programs which are made generally available by the Company to its most senior executives. If the Executive elects to participate in any such benefit plan and/or program, the Company agrees to pay the premiums for the coverage elected by the Executive.

              (c) The Executive shall be entitled to participate fully in the Company's group pension, profit-sharing and employee benefit programs now or hereafter made available to employees of the Company generally.

              (d) The Company shall pay the premiums on an ordinary life insurance policy on the Executive's behalf in the principal amount of $2,000,000.

              (e) The Executive shall not be limited to the general vacation policy and program of the Company as a whole, but, in view of his position and stature with the Company, shall be entitled to such vacation time as may be reasonably appropriate to the Company and its clients, and the proper performance of his duties and responsibilities.

              (f) The Company shall lease or purchase an automobile of make and model as the Executive shall specify for the sole use of the Executive; provided, however, that the Executive may, at his own option, lease an automobile in his own name and at Company expense. The Executive shall cause the vehicle to be properly insured and maintained. The Company shall pay or reimburse the Executive for all purchase or lease costs, parking costs, toll fees, costs of insurance, routine maintenance, service and repair of the vehicle, provided that the Company's obligation pursuant to this Paragraph 4(f) shall not exceed $1,000 per month. At the expiration of this Agreement, the Company shall, if requested by the Executive, exercise its purchase option under any lease agreement and grant the Executive an option to purchase the vehicle upon the same terms and conditions offered to the Company by the leasing company.

              (g) The Company shall pay for the Executive's use of computers, e-mail, facsimile, access to Internet and cellular phones for both the Executive's office use and for use in his home for business purposes.

              (h) The Company agrees to reimburse the Executive for personal tax preparation and financial planning assistance in a total amount not to exceed $5,000 per year.

              (i) The Executive shall be indemnified by the Company to the greatest extent permitted under Delaware law.

              (j) The Executive shall be entitled to use the Company's season tickets to New York Knicks basketball games. In the event that the Executive's employment is terminated for any reason, the Company shall use its best efforts to have the tickets transferred into the Executive's name for his sole ownership and use; provided, however, that any expenses paid by the Company with respect to games not played in the current basketball season shall be reimbursed by the Executive. In the event that the Company is unable to make such transfer, the Executive shall be entitled to the use of these tickets; provided, however, the Executive shall reimburse the Company for the cost of such tickets.

              (k) The Executive shall be entitled to any other benefits or perquisites on terms no less favorable than those pursuant to which such benefits or perquisites are made available to any other executive or employee of the Company.

         5.   Termination.

              (a) Death. The Executive's employment hereunder shall terminate upon the Executive's death.

              (b) Total Disability. The Company may terminate the Executive's employment hereunder at any time after the Executive becomes "Totally Disabled." For purposes of this Agreement, "Totally Disabled" means that the Executive has been unable, for a period of one hundred eighty (180) consecutive business days, to perform the Executive's duties under this Agreement, as a result of physical or mental illness or injury. A termination of the Executive's employment by the Company for Total Disability shall be communicated to the Executive by written notice, and shall be effective on the 30th day after receipt of such notice by the Executive (the "Total Disability Effective Date"), unless the Executive returns to full-time performance of the Executive's duties before the Total Disability Effective Date.

              (c) Termination by the Company for Cause. The Company may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the term "Cause" shall mean any of the following: (i) conviction of a felony; (ii) perpetration of an intentional and knowing fraud against or adversely affecting the Company or any customer, client, agent, or employee thereof; (iii) willful breach of a covenant set forth in Paragraph 7; or (iv) willful and substantial failure of the Executive to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or injury); provided, however, that a termination pursuant to clause
(iv) shall not become effective unless the Executive fails to cure such failure to perform within thirty (30) days after written notice from the Company, such notice to describe such failure to perform and identify what reasonable actions shall be required to cure such failure to perform.

              No act or failure to act on the part of the Executive shall be considered "willful" under this Paragraph 5(c) unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board of Directors or upon the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

              (d) Termination by the Company Without Cause. The Company may terminate the Executive's employment hereunder at any time for any reason or no reason by giving the Executive thirty (30) days prior written notice of the termination.

              (e) Termination by the Executive For Good Reason.

                  (1) The Executive may terminate his employment hereunder for "Good Reason" for (i) a Change in Control of the Company; (ii) the assignment to the Executive of any duties inconsistent in any respect with Paragraph 2, or any other action by the Company that results in a diminution in the Executive's position, authority, duties or responsibilities; (iii) any failure by the Company to comply with Paragraph 3 or 4, other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive; (iv) a change in the Executive's location of employment to a place of employment outside the New York Metropolitan Area; (v) any purported termination of the Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement; (vi) any failure by the Company to comply with Paragraph 10(c) of this Agreement; or (vii) any other substantial breach of this Agreement by the Company.

                  (2) "Change in Control of the Company" shall be conclusively deemed to have occurred if any of the following shall have taken place:

         i. a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ("Exchange Act") shall have occurred, unless such change in control results in control by the Executive, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act) or any combination thereof;

         ii. any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Executive, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act), or any "person" who was a shareholder as of the Effective Date or any combination thereof, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

         iii. during any period of two (2) consecutive years during this Agreement, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period;

         iv. the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

         v. the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of, or the Company sells or disposes of, all or substantially all of the Company's assets.

              (3) If an event should occur that would allow the Executive to terminate his employment hereunder for Good Reason, the Executive shall have a period of one year from the date on which the Executive first becomes aware of such event in which to elect to terminate his employment for Good Reason. If the Executive elects to terminate his employment for Good Reason, he shall provide the Company with a written notice.

              (f) Termination by the Executive Without Good Reason. The Executive may terminate his employment hereunder for any reason or no reason by giving the Company sixty (60) days prior written notice of the termination.

         6. Compensation Following Termination Prior to the End of the Term. In the event that the Employee's employment hereunder is terminated prior to the end of the Term, the Executive shall be entitled to the following compensation and benefits upon such termination:

              (a) Termination by Reason of Death or Total Disability. In the event that the Executive's employment is terminated prior to the expiration of the Term by reason of the Executive's death or Total Disability pursuant to Paragraph 5(a) or 5(b), the Company shall pay the following amounts to the Executive (or the Executive's estate, as the case may be):

         i. Any accrued but unpaid Base Salary (as determined pursuant to Paragraph 3) for services rendered to the date of termination;

         ii. A prorated amount of Bonus Compensation, to be paid at the time the Executive's Bonus Compensation would have been paid had he remained employed by the Company, computed by multiplying the amount of Bonus Compensation the Executive would have earned for the year in which the termination occurred and the fraction of the year the Executive was employed by the Company;

         iii. Any accrued but unpaid expenses required to be reimbursed pursuant to Paragraph 4; and

         iv.  Any vacation accrued to the date of termination.

         The benefits to which the Executive may be entitled upon termination pursuant to the plans and programs referred to in Paragraph 4 and the plan and grant thereunder referred to in Paragraph 3(c) hereof shall be determined and paid in accordance with the terms of such plans, programs and grant, except that the Company shall, with respect to any major medical and all other health, accident, or disability plans for which the Executive, or his spouse or legal representative, elects continuation in accordance with COBRA, be responsible for payment of premiums related to the maintenance of such plans for a period of six (6) months following the date of termination.

              (b) Termination by the Company for Cause; Termination by the Executive Without Good Reason. In the event that the Executive's employment is terminated by the Company for Cause pursuant to Paragraph 5(c) or by the Executive without Good Reason pursuant to Paragraph 5(f), the Company shall pay the following amounts to the Executive:

         i. Any accrued but unpaid Base Salary (as determined pursuant to Paragraph 3) for services rendered to the date of termination;

         ii. Any accrued but unpaid expenses required to be reimbursed pursuant to Paragraph 4; and

         iii. Any vacation accrued to the date of termination.

         The benefits to which the Executive may be entitled upon termination pursuant to the plans and programs referred to in Paragraph 4 and the plan and grant thereunder referred to in Paragraph 3(c) hereof shall be determined in accordance with the terms of such plans, programs and grant.

              (c) Termination by the Company Without Cause; Termination by the Executive For Good Reason. In the Event that the Executive's employment is terminated by the Company without Cause pursuant to Paragraph 5(d) or by the Executive for Good Reason pursuant to Paragraph 5(e), the Company shall pay the following amounts to the Executive:

         i. Any accrued but unpaid Base Salary (as determined pursuant to Paragraph 3) for services rendered to the date of termination;

         ii. Such bonus as may reasonably be determined by the Company based upon the Executive's performance through the date of termination;

         iii. Any accrued but unpaid expenses required to be reimbursed pursuant to Paragraph 4;

         iv.  Any vacation accrued to the date of termination;

              and

         v. Continued payment of the Base Salary (as determined under Paragraph 3) until the earlier of (a) thirty-six (36) months after the date of termination, or (b) the expiration of the Term. Such payments shall be made in accordance with the Company's standard payroll practices then in effect.

         The Company shall continue to provide the Executive with the benefits set forth in Paragraph 4 as if he had remained employed by the Company pursuant to this Agreement through the earlier of (a) thirty-six (36) months after the date of termination, or (b) the end of the Term; provided that to the extent any benefits described in Paragraph 4 cannot be provided pursuant to the plan or program maintained by the Company for its employees and/or executives, the Company shall provide such benefits outside such plan or program at no additional cost (including without limitation tax cost) to the Executive. The benefits referred to in Paragraph 3(c) shall be determined in accordance with the terms of such plan and grant thereunder.

              (d) No Duty to Mitigate. In the event that the Executive's employment is terminated by reason of the Executive's Total Disability Pursuant to Paragraph 5(b), the Executive's employment is terminated by the Company without Cause pursuant to Paragraph 5(d), or the Executive's employment is terminated by the Executive for Good Reason pursuant to Paragraph 5(e), the Executive shall not be required to seek other employment to mitigate damages, and any income earned by the Executive from other employment or self-employment shall not be offset against any obligations of the Company to the Executive under this Agreement.

              (e) No Other Benefits or Compensation. Except as may be provided under this Agreement, under the terms of any incentive compensation, employee benefit or fringe benefit plan applicable to the Executive at the time of the termination of the Executive's employment prior to the end of the Term, the Executive shall have no right to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to any future period after such termination.

         7. Noncompetition and Nonsolicitation; Nondisclosure of Proprietary Information; Surrender of Records.

         7.1 Noncompetition and Nonsolicitation. In view of the unique and valuable services it is expected the Executive will render to the Company, the Executive's knowledge of the customers, trade secrets, and other proprietary information relating to the business of the Company and its customers and suppliers, and in consideration of compensation to be received hereunder, the Executive agrees that during his employment hereunder the Executive will not compete with or be engaged in any business which, during his employment hereunder, is engaged in the investment banking, asset management, or internet (including media buying, web design, technology engineering, or other internet-related services) business in the United States or Canada, provided that the provisions of this Paragraph will not be deemed breached merely because the Executive owns less than 10% of the outstanding common stock of a publicly-traded company or is a passive investor who owns less than 10% of the outstanding common stock of a privately-held company.

         In further consideration of the compensation to be received hereunder, the Executive agrees that during the Term and for a period of one year subsequent to any termination hereunder, the Executive shall not (i) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company to terminate his, her or its relationship with the Company; (ii) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company to become employees, agents, representatives or consultants of any other person or entity; (iii) directly or indirectly solicit or attempt to solicit any customer, vendor or distributor of the Company with respect to any product or service being furnished, made, sold or leased by the Company; or (iv) persuade or seek to persuade any customer of the Company to cease to do business or to reduce the amount of business which any customer has customarily done or contemplates doing with the Company, whether or not the relationship between the Company and such customer was originally established in whole or in part through the Executive's efforts.

         7.2 Proprietary Information. The Executive acknowledges that during the course of his employment with the Company he will necessarily have access to and make use of proprietary information and confidential records of the Company and the Company's subsidiaries. The Executive covenants that he shall not during the Term or at any time thereafter, directly or indirectly, use for his own purpose or for the benefit of any person or entity other than the Company, nor otherwise disclose, any such proprietary information to any individual or entity, unless such disclosure has been authorized in writing by the Company or is otherwise required by law.

         For purposes of this Section 7, "proprietary information" shall not include information which is or becomes generally available to the public other than as a result of a breach of this Agreement by the Executive.

         7.3 Confidentiality and Surrender of Records. The Executive shall not during the Term or at any time thereafter (irrespective of the circumstances under which the Executive's employment by the Company terminates), except as required by law, directly or indirectly publish, make known or in any fashion disclose any confidential records to, or permit any inspection or copying of confidential records by, any individual or entity other than in the course of such individual's or entity's employment or retention by the Company, nor shall he retain, and will deliver promptly to the Company, any of the same following termination of his employment hereunder for any reason or upon request by the Company. For purposes hereof, "confidential records" means all correspondence, memoranda, files, manuals, books, lists, financial, operating or marketing records, magnetic tape or electronic or other media or equipment of any kind which may be in the Executive's possession or under his control or accessible to him which contain any proprietary information of the Company or the Company's subsidiaries. All confidential records shall be and remain the sole property of the Company, or, as applicable, the Company's subsidiaries during the Term and thereafter.

         7.4 Inventions and Patents. Any interest in patents, patent applications, inventions, copyrights, developments and processes ("Inventions") which the Executive develops during his employment with the Company and which relates to the fields in which the Company or the Company's subsidiaries is then engaged shall belong to the Company, or, as applicable, the Company's subsidiaries. Upon request, the Executive shall execute all such assignments and other documents and take all such other action as the Company may reasonably request in order to vest in the Company, or, as applicable, a subsidiary of the Company all his right, title, and interest in and to such Inventions.

         7.5  Enforcement.

              (a) The Executive agrees that the remedy at law for any breach or threatened breach of any covenant contained in this Paragraph 7 would be inadequate and that the Company, in addition to such other remedies as may be available to it at law or in equity, shall be entitled to institute proceedings in any court or courts of competent jurisdiction to obtain damages for breach of this Paragraph 7 and injunctive relief.

              (b) In no event shall any asserted violation of any provision of this Paragraph 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         8. Key Man Insurance. The Executive recognizes and acknowledges that the Company or its affiliates may seek and purchase one or more policies providing key man life insurance with respect to the Executive, the proceeds of which would be payable to the Company or such affiliate. The Executive hereby consents to the Company or its affiliates seeking and purchasing such insurance and will provide such information, undergo such medical examinations (at the Company's expense), execute such documents and otherwise take any and all actions necessary or desirable in order for the Company or its affiliates to seek, purchase and maintain in full force and effect such policy or policies.

         9. Notices. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing either (i) by personal delivery to the party entitled thereto, (ii) by facsimile with confirmation of receipt, or (iii) by registered or certified mail, return receipt requested. The notice, consent request or other communication shall be deemed to have been received upon personal delivery, upon confirmation of receipt of facsimile transmission, or, if mailed, three days after mailing. Any notice, consent, request or other communication made or given in accordance with the Agreement shall be made to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

         To the Company:

                   THCG, Inc.
                   650 Madison Avenue, 21st Floor
                   New York, New York 10022
                   Attention:  Adi Raviv
                   Facsimile No.:  [(212) 223-0161]

         To the Executive:

                   Joseph Mark
                   THCG, Inc.
                   650 Madison Avenue, 21st Floor
                   New York, New York 10022
                   Facsimile No.:  [(212) 223-0161]

         10.  Successors.

              (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs and legal representatives.

              (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

              (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

         11. Complete Understanding; Amendment; Waiver. This Agreement constitutes the complete understanding between the parties with respect to the employment of the Executive and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and no statement, representation, warranty or covenant has been made by either party with respect thereto except as expressly set forth herein. This Agreement shall not be altered, modified, amended or terminated except by a written instrument signed by each of the parties hereto. Any waiver of any term or provision hereof, or of the application of any such term or provision to any circumstances, shall be in writing signed by the party charged with giving such waiver. Waiver by either party hereto of any breach hereunder by the other party shall not operate as a waiver of any other breach, whether similar to or different from the breach waived. No delay on the part of the Company or the Executive in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company or the Executive of any such right or remedy shall preclude other or further exercise thereof.

         12. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

         13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed within that State, without regard to the principles of conflicts of law.

         14. Titles and Captions. All paragraph titles or captions in this Agreement are for convenience only and in no way define, limit, extend or describe the scope or intent of any provision hereof.

         15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Executive has executed this Agreement and, pursuant to the authorization of the Board of Directors, the Company has caused this Agreement to be executed in its name and on its behalf, all as of the date above written.

                                          THCG, INC.



                                          By:
                                             -----------------------------------
                                                Name:
                                                Title:


                                          --------------------------------------
                                                      Joseph Mark

EXHIBIT C-2 TO MERGER AGREEMENT


                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of
   , 1999 (the "Effective Date"), by and between THCG, INC., a Delaware corporation (the "Company") and SHAI NOVIK (the "Executive").


                              W I T N E S S E T H:


         WHEREAS, the Company desires to employ the Executive, and the Executive desires to accept such employment in the capacities and on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

         1.    Employment; Term.

               (a) The Company hereby employs the Executive, and the Executive hereby accepts employment by the Company, in accordance with and subject to the terms and conditions set forth herein.

               (b) The term of this Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with Paragraph 5 hereof, shall terminate on the fifth anniversary of the Effective Date (the "Initial Term"). Thereafter, this Agreement shall automatically be extended for one or more additional annual periods unless the Executive or the Company gives written notice, no less than ninety (90) days prior to the end of the Initial Term or any extension thereof (together, the "Term"), of his or its election not to renew this Agreement.

         2.    Duties.

               (a) During the Term, the Executive shall serve as the Chief Operating Officer of the Company and shall report to the Chief Executive Officer or the Co-Chief Executive Officers as the case may be.

               (b) The Executive shall have such authority and responsibility as is customary for such position or positions in businesses comparable in size and function, and such other responsibilities as may reasonably be assigned by the Chief Executive Officer or the Co-Chief Executive Officers as the case may be.

               (c) During the period the Executive is employed by the Company, the Executive shall devote his full business time and best efforts to the business and affairs of the Company; provided, however, the Executive may engage in outside business activities with the consent of the Board of Directors of the Company (the "Board of Directors"). It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic or charitable boards or committees, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

               (d) The Executive's services shall be performed primarily at the Company's principal place of business, located in New York, New York. The Executive recognizes that his duties will require from time-to-time and at the Company's expense, travel to domestic and international locations.

         3.    Compensation.

               (a) The Company shall pay the Executive a base salary (the "Base Salary") of not less than $150,000 per annum, or such greater sum as may from time to time be fixed by the Compensation Committee of the Board of Directors, provided that any such greater sum shall become the minimum rate of compensation for so long as the Executive shall be employed by the Company. Payments of Base Salary to the Executive shall be made in equal semi-monthly installments and subject to all legally required and customary withholdings.

               (b) The Executive shall be entitled to bonus compensation (the "Bonus Compensation") as reasonably determined in good faith by the Compensation Committee of the Board of Directors, provided that the Executive shall be entitled to participate in any bonus compensation plans the Company makes generally available to its senior executives or its employees, in accordance with the terms of such plans.

               (c) The Executive shall receive a grant of 372,281.45 shares of restricted stock in accordance with and subject to the provisions of The 1999 THCG, Inc. Stock Incentive Plan and the grant thereunder, as provided for in the Agreement and Plans of Merger By and Between Walnut Financial Services, Inc. and THCG, Inc., and By and Among THCG, Inc., Tower Hill Acquisition Corp. and Tower
Hill Securities, Inc., dated as of August    , 1999.

         4.    Benefits.

               (a) The Company agrees to reimburse the Executive for all reasonable travel, business entertainment and other business expenses incurred by the Executive in connection with the performance of his duties under this Agreement. Such reimbursements shall be made by the Company on a timely basis upon submission by the Executive of proper accounts therefor in accordance with the Company's standard procedures.

               (b) The Executive shall be entitled to participate in any and all medical insurance, group health, disability insurance, life insurance and other benefit plans and programs which are made generally available by the Company to its most senior executives. If the Executive elects to participate in any such benefit plan and/or program, the Company agrees to pay the premiums for the coverage elected by the Executive.

               (c) The Executive shall be entitled to participate fully in the Company's group pension, profit-sharing and employee benefit programs now or hereafter made available to employees of the Company generally.

               (d) The Company shall pay the premiums on an ordinary life insurance policy on the Executive's behalf in the principal amount of $2,000,000.

               (e) The Executive shall not be limited to the general vacation policy and program of the Company as a whole, but, in view of his position and stature with the Company, shall be entitled to such vacation time as may be reasonably appropriate to the Company and its clients, and the proper performance of his duties and responsibilities.

               (f) The Company shall lease or purchase an automobile of make and model as the Executive shall specify for the sole use of the Executive; provided, however, that the Executive may, at his own option, lease an automobile in his own name and at Company expense. The Executive shall cause the vehicle to be properly insured and maintained. The Company shall pay or reimburse the Executive for all purchase or lease costs, parking costs, toll fees, costs of insurance, routine maintenance, service and repair of the vehicle, provided that the Company's obligation pursuant to this Paragraph 4(f) shall not exceed $1,000 per month. At the expiration of this Agreement, the Company shall, if requested by the Executive, exercise its purchase option under any lease agreement and grant the Executive an option to purchase the vehicle upon the same terms and conditions offered to the Company by the leasing company.

               (g) The Company shall pay for the Executive's use of computers, e-mail, facsimile, access to Internet and cellular phones for both the Executive's office use and for use in his home for business purposes.

               (h) The Company agrees to reimburse the Executive for personal tax preparation and financial planning assistance in a total amount not to exceed $5,000 per year.

               (i) The Executive shall be indemnified by the Company to the greatest extent permitted under Delaware law.

               (j) The Executive shall be entitled to any other benefits or perquisites on terms no less favorable than those pursuant to which such benefits or perquisites are made available to any other executive or employee of the Company.

         5.    Termination.

               (a) Death. The Executive's employment hereunder shall terminate upon the Executive's death.

               (b) Total Disability. The Company may terminate the Executive's employment hereunder at any time after the Executive becomes "Totally Disabled." For purposes of this Agreement, "Totally Disabled" means that the Executive has been unable, for a period of one hundred eighty (180) consecutive business days, to perform the Executive's duties under this Agreement, as a result of physical or mental illness or injury. A termination of the Executive's employment by the Company for Total Disability shall be communicated to the Executive by written notice, and shall be effective on the 30th day after receipt of such notice by the Executive (the "Total Disability Effective Date"), unless the Executive returns to full-time performance of the Executive's duties before the Total Disability Effective Date.

               (c) Termination by the Company for Cause. The Company may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the term "Cause" shall mean any of the following: (i) conviction of a felony; (ii) perpetration of an intentional and knowing fraud against or adversely affecting the Company or any customer, client, agent, or employee thereof; (iii) willful breach of a covenant set forth in Paragraph 7; or (iv) willful and substantial failure of the Executive to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or injury); provided, however, that a termination pursuant to clause
(iv) shall not become effective unless the Executive fails to cure such failure to perform within thirty (30) days after written notice from the Company, such notice to describe such failure to perform and identify what reasonable actions shall be required to cure such failure to perform.

               No act or failure to act on the part of the Executive shall be considered "willful" under this Paragraph 5(c) unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board of Directors, or upon direction or authority of the Company's Co-Chief Executive Officers or, as applicable, the Company's Chief Executive Officer, or upon the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

               (d) Termination by the Company Without Cause. The Company may terminate the Executive's employment hereunder at any time for any reason or no reason by giving the Executive thirty (30) days prior written notice of the termination.

               (e)  Termination by the Executive For Good Reason.

                    (1) The Executive may terminate his employment hereunder for "Good Reason" for (i) a Change in Control of the Company; (ii) the assignment to the Executive of any duties inconsistent in any respect with Paragraph 2, or any other action by the Company that results in a diminution in the Executive's position, authority, duties or responsibilities; (iii) any failure by the Company to comply with Paragraph 3 or 4, other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive; (iv) a change in the Executive's location of employment to a place of employment outside the New York Metropolitan Area; (v) any purported termination of the Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement; (vi) any failure by the Company to comply with Paragraph 10(c) of this Agreement; or (vii) any other substantial breach of this Agreement by the Company.

                    (2) "Change in Control of the Company" shall be conclusively deemed to have occurred if any of the following shall have taken place:

         i. a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ("Exchange Act") shall have occurred, unless such change in control results in control by the Executive, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act) or any combination thereof;

         ii. any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Executive, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange
               Act), or any "person" who was a shareholder as of the Effective Date or any combination thereof, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

         iii. during any period of two (2) consecutive years during this Agreement, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period;

         iv. the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

         v. the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of, or the Company sells or disposes of, all or substantially all of the Company's assets.

               (3) If an event should occur that would allow the Executive to terminate his employment hereunder for Good Reason, the Executive shall have a period of one year from the date on which the Executive first becomes aware of such event in which to elect to terminate his employment for Good Reason. If the Executive elects to terminate his employment for Good Reason, he shall provide the Company with a written notice.

               (f) Termination by the Executive Without Good Reason. The Executive may terminate his employment hereunder for any reason or no reason by giving the Company sixty (60) days prior written notice of the termination.

         6.    Compensation Following Termination Prior to the End of the
Term. In the event that the Employee's employment hereunder is terminated prior to the end of the Term, the Executive shall be entitled to the following compensation and benefits upon such termination:

               (a) Termination by Reason of Death or Total Disability. In the event that the Executive's employment is terminated prior to the expiration of the Term by reason of the Executive's death or Total Disability pursuant to Paragraph 5(a) or 5(b), the Company shall pay the following amounts to the Executive (or the Executive's estate, as the case may be):

         i. Any accrued but unpaid Base Salary (as determined pursuant to Paragraph 3) for services rendered to the date of termination;

         ii. A prorated amount of Bonus Compensation, to be paid at the time the Executive's Bonus Compensation would have been paid had he remained employed by the Company, computed by multiplying the amount of Bonus Compensation the Executive would have earned for the year in which the termination occurred and the fraction of the year the Executive was employed by the Company;

         iii. Any accrued but unpaid expenses required to be reimbursed pursuant to Paragraph 4; and

         iv.   Any vacation accrued to the date of termination.

         The benefits to which the Executive may be entitled upon termination pursuant to the plans and programs referred to in Paragraph 4 and under the plan and grant thereunder referred to in Paragraph 3(c) hereof shall be determined and paid in accordance with the terms of such plans, programs and grant, except that the Company shall, with respect to any major medical and all other health, accident, or disability plans for which the Executive, or his spouse or legal representative, elects continuation in accordance with COBRA, be responsible for payment of premiums related to the maintenance of such plans for a period of six (6) months following the date of termination.

               (b) Termination by the Company for Cause; Termination by the Executive Without Good Reason. In the event that the Executive's employment is terminated by the Company for Cause pursuant to Paragraph 5(c) or by the Executive without Good Reason pursuant to Paragraph 5(f), the Company shall pay the following amounts to the Executive:

         i. Any accrued but unpaid Base Salary (as determined pursuant to Paragraph 3) for services rendered to the date of termination;

         ii. Any accrued but unpaid expenses required to be reimbursed pursuant to Paragraph 4; and

         iii.  Any vacation accrued to the date of termination.

         The benefits to which the Executive may be entitled upon termination pursuant to the plans and programs referred to in Paragraph 4 and under the plan and grant thereunder referred to in Paragraph 3(c) hereof shall be determined in accordance with the terms of such plans, programs and grant.

               (c) Termination by the Company Without Cause; Termination by the Executive For Good Reason. In the Event that the Executive's employment is terminated by the Company without Cause pursuant to Paragraph 5(d) or by the Executive for Good Reason pursuant to Paragraph 5(e), the Company shall pay the following amounts to the Executive:

         i. Any accrued but unpaid Base Salary (as determined pursuant to Paragraph 3) for services rendered to the date of termination;

         ii. Any accrued but unpaid expenses required to be reimbursed pursuant to Paragraph 4;

         iii.  Any vacation accrued to the date of termination; and

         iv. Continued payment of the Base Salary (as determined under Paragraph 3) for a period of six (6) months after the date of termination; provided, however, that in the event the Executive has terminated the Agreement pursuant to Paragraph 5(e)(2), the Company shall make continued payment of the Base Salary until the earlier of (a) thirty-six (36) months after the date of termination, or (b) the expiration of the Term. Such payments shall be made in accordance with the Company's standard payroll practices then in effect.

         The Company shall continue to provide the Executive with the benefits set forth in Paragraph 4 for a period of six (6) months after the date of termination as if he had remained employed by the Company pursuant to this Agreement during such period; provided, however, that in the event the Executive has terminated the Agreement pursuant to Paragraph 5(e)(2), the Company shall continue to provide the Executive with the benefits set forth in Paragraph 4 as if he had remained employed by the Company pursuant to this Agreement through the earlier of (a) thirty-six (36) months after the date of termination, or (b) the end of the Term. To the extent any benefits described in Paragraph 4 cannot be provided pursuant to the plan or program maintained by the Company for its employees and/or executives, the Company shall provide such benefits outside such plan or program at no additional cost (including without limitation tax cost) to the Executive. The benefits referred to in Paragraph 3(c) shall be determined in accordance with the terms of such plan and grant thereunder.

              (d) No Duty to Mitigate. In the event that the Executive's employment is terminated by reason of the Executive's Total Disability Pursuant to Paragraph 5(b), the Executive's employment is terminated by the Company without Cause pursuant to Paragraph 5(d), or the Executive's employment is terminated by the Executive for Good Reason pursuant to Paragraph 5(e), the Executive shall not be required to seek other employment to mitigate damages, and any income earned by the Executive from other employment or self-employment shall not be offset against any obligations of the Company to the Executive under this Agreement.

              (e) No Other Benefits or Compensation. Except as may be provided under this Agreement, under the terms of any incentive compensation, employee benefit or fringe benefit plan applicable to the Executive at the time of the termination of the Executive's employment prior to the end of the Term, the Executive shall have no right to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to any future period after such termination.

         7. Noncompetition and Nonsolicitation; Nondisclosure of Proprietary Information; Surrender of Records.

         7.1 Noncompetition and Nonsolicitation. In view of the unique and valuable services it is expected the Executive will render to the Company, the Executive's knowledge of the customers, trade secrets, and other proprietary information relating to the business of the Company and its customers and suppliers, and in consideration of compensation to be received hereunder, the Executive agrees that during his employment hereunder the Executive will not compete with or be engaged in any business which, during his employment hereunder, is engaged in the investment banking, asset management, or internet (including media buying, web design, technology engineering, or other internet-related services) business in the United States or Canada, provided that the provisions of this Paragraph will not be deemed breached merely because the Executive owns less than 10% of the outstanding common stock of a publicly-traded company or is a passive investor who owns less than 10% of the outstanding common stock of a privately-held company.

         In further consideration of the compensation to be received hereunder, the Executive agrees that during the Term and for a period of one year subsequent to any termination hereunder, the Executive shall not (i) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company to terminate his, her or its relationship with the Company; (ii) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company to become employees, agents, representatives or consultants of any other person or entity; (iii) directly or indirectly solicit or attempt to solicit any customer, vendor or distributor of the Company with respect to any product or service being furnished, made, sold or leased by the Company; or (iv) persuade or seek to persuade any customer of the Company to cease to do business or to reduce the amount of business which any customer has customarily done or contemplates doing with the Company, whether or not the relationship between the Company and such customer was originally established in whole or in part through the Executive's efforts.

         7.2 Proprietary Information. The Executive acknowledges that during the course of his employment with the Company he will necessarily have access to and make use of proprietary information and confidential records of the Company and the Company's subsidiaries. The Executive covenants that he shall not during the Term or at any time thereafter, directly or indirectly, use for his own purpose or for the benefit of any person or entity other than the Company, nor otherwise disclose, any such proprietary information to any individual or entity, unless such disclosure has been authorized in writing by the Company or is otherwise required by law.

         For purposes of this Section 7, "proprietary information" shall not include information which is or becomes generally available to the public other than as a result of a breach of this Agreement by the Executive.

         7.3 Confidentiality and Surrender of Records. The Executive shall not during the Term or at any time thereafter (irrespective of the circumstances under which the Executive's employment by the Company terminates), except as required by law, directly or indirectly publish, make known or in any fashion disclose any confidential records to, or permit any inspection or copying of confidential records by, any individual or entity other than in the course of such individual's or entity's employment or retention by the Company, nor shall he retain, and will deliver promptly to the Company, any of the same following termination of his employment hereunder for any reason or upon request by the Company. For purposes hereof, "confidential records" means all correspondence, memoranda, files, manuals, books, lists, financial, operating or marketing records, magnetic tape or electronic or other media or equipment of any kind which may be in the Executive's possession or under his control or accessible to him which contain any proprietary information of the Company or the Company's subsidiaries. All confidential records shall be and remain the sole property of the Company, or, as applicable, the Company's subsidiaries during the Term and thereafter.

         7.4 Inventions and Patents. Any interest in patents, patent applications, inventions, copyrights, developments and processes ("Inventions") which the Executive develops during his employment with the Company and which relates to the fields in which the Company or the Company's subsidiaries is then engaged shall belong to the Company, or, as applicable, the Company's subsidiaries. Upon request, the Executive shall execute all such assignments and other documents and take all such other action as the Company may reasonably request in order to vest in the Company, or, as applicable, a subsidiary of the Company all his right, title, and interest in and to such Inventions.

         7.5  Enforcement.

              (a) The Executive agrees that the remedy at law for any breach or threatened breach of any covenant contained in this Paragraph 7 would be inadequate and that the Company, in addition to such other remedies as may be available to it at law or in equity, shall be entitled to institute proceedings in any court or courts of competent jurisdiction to obtain damages for breach of this Paragraph 7 and injunctive relief.

              (b) In no event shall any asserted violation of any provision of this Paragraph 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

         8. Key Man Insurance. The Executive recognizes and acknowledges that the Company or its affiliates may seek and purchase one or more policies providing key man life insurance with respect to the Executive, the proceeds of which would be payable to the Company or such affiliate. The Executive hereby consents to the Company or its affiliates seeking and purchasing such insurance and will provide such information, undergo such medical examinations (at the Company's expense), execute such documents and otherwise take any and all actions necessary or desirable in order for the Company or its affiliates to seek, purchase and maintain in full force and effect such policy or policies.

         9. Notices. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing either (i) by personal delivery to the party entitled thereto, (ii) by facsimile with confirmation of receipt, or (iii) by registered or certified mail, return receipt requested. The notice, consent request or other communication shall be deemed to have been received upon personal delivery, upon confirmation of receipt of facsimile transmission, or, if mailed, three days after mailing. Any notice, consent, request or other communication made or given in accordance with the Agreement shall be made to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

         To the Company:

                   THCG, Inc.
                   650 Madison Avenue, 21st Floor
                   New York, New York 10022
                   Attention:  Joseph Mark
                   Facsimile No.:  [(212) 223-0161]

         To the Executive:

                   Shai Novik
                   THCG, Inc.
                   650 Madison Avenue, 21st Floor
                   New York, New York 10022
                   Facsimile No.:  [(212) 223-0161]

         10.  Successors.

              (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs and legal representatives.

              (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

              (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

         11. Complete Understanding; Amendment; Waiver. This Agreement constitutes the complete understanding between the parties with respect to the employment of the Executive and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and no statement, representation, warranty or covenant has been made by either party with respect thereto except as expressly set forth herein. This Agreement shall not be altered, modified, amended or terminated except by a written instrument signed by each of the parties hereto. Any waiver of any term or provision hereof, or of the application of any such term or provision to any circumstances, shall be in writing signed by the party charged with giving such waiver. Waiver by either party hereto of any breach hereunder by the other party shall not operate as a waiver of any other breach, whether similar to or different from the breach waived. No delay on the part of the Company or the Executive in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company or the Executive of any such right or remedy shall preclude other or further exercise thereof.

         12. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

         13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed within that State, without regard to the principles of conflicts of law.

         14. Titles and Captions. All paragraph titles or captions in this Agreement are for convenience only and in no way define, limit, extend or describe the scope or intent of any provision hereof.

         15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Executive has executed this Agreement and, pursuant to the authorization of the Board of Directors, the Company has caused this Agreement to be executed in its name and on its behalf, all as of the date above written.

                                   THCG, INC.



                                    By:
                                       ---------------------------------
                                         Name:
                                         Title:


                                   -------------------------------------
                                                 Shai Novik

EXHIBIT C-3 TO MERGER AGREEMENT

                              EMPLOYMENT AGREEMENT


               THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of ___________ ___, 1999 (the "Effective Date"), by and between THCG, INC., a Delaware corporation (the "Company") and ADI RAVIV (the "Executive").


                              W I T N E S S E T H:


               WHEREAS, the Company desires to employ the Executive, and the Executive desires to accept such employment in the capacities and on the terms and conditions set forth in this Agreement;

               NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

               1. Employment; Term.

                  (a) The Company hereby employs the Executive, and the Executive hereby accepts employment by the Company, in accordance with and subject to the terms and conditions set forth herein.

                  (b) The term of this Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with Paragraph 5 hereof, shall terminate on the fifth anniversary of the Effective Date (the "Initial Term"). Thereafter, this Agreement shall automatically be extended for one or more additional annual periods unless the Executive or the Company gives written notice, no less than ninety (90) days prior to the end of the Initial Term or any extension thereof (together, the "Term"), of his or its election not to renew this Agreement.

               2. Duties.

                  (a) During the Term, the Executive shall serve as the Co-Chief Executive Officer of the Company and shall report to the Board of Directors of the Company (the "Board of Directors").

                  (b) The Executive shall have such authority and responsibility as is customary for such position or positions in businesses comparable in size and function, and such other responsibilities as may reasonably be assigned by the Board of Directors.

                  (c) During the period the Executive is employed by the Company, the Executive shall devote his full business time and best efforts to the business and affairs of the Company; provided, however, the Executive may engage in outside business activities with the consent of the Board of Directors. It shall not be considered a violation of the foregoing for the Executive to serve on corporate, industry, civic or charitable boards or committees, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

                  (d) The Executive's services shall be performed primarily at the Company's principal place of business, located in New York, New York. The Executive recognizes that his duties will require from time-to-time and at the Company's expense, travel to domestic and international locations.

               3. Compensation.

                  (a) The Company shall pay the Executive a base salary (the "Base Salary") of not less than $200,000 per annum, or such greater sum as may from time to time be fixed by the Compensation Committee of the Board of Directors, provided that any such greater sum shall become the minimum rate of compensation for so long as the Executive shall be employed by the Company. Payments of Base Salary to the Executive shall be made in equal semi-monthly installments and subject to all legally required and customary withholdings.

                  (b) The Executive shall be entitled to bonus compensation (the "Bonus Compensation") as reasonably determined in good faith by the Compensation Committee of the Board of Directors.

                  (c) The Executive shall receive an option to purchase 450,000 shares of the common stock of the Company, in accordance with and subject to the provisions of The 1999 THCG, Inc. Stock Incentive Plan and the grant thereunder.

               4. Benefits.

                  (a) The Company agrees to reimburse the Executive for all reasonable travel, business entertainment and other business expenses incurred by the Executive in connection with the performance of his duties under this Agreement. Such reimbursements shall be made by the Company on a timely basis upon submission by the Executive of proper accounts therefor in accordance with the Company's standard procedures.

                  (b) The Executive shall be entitled to participate in any and all medical insurance, group health, disability insurance, life insurance and other benefit plans and programs which are made generally available by the Company to its most senior executives. If the Executive elects to participate in any such benefit plan and/or program, the Company agrees to pay the premiums for the coverage elected by the Executive.

                  (c) The Executive shall be entitled to participate fully in the Company's group pension, profit-sharing and employee benefit programs now or hereafter made available to employees of the Company generally.

                  (d) The Company shall pay the premiums on an ordinary life insurance policy on the Executive's behalf in the principal amount of $2,000,000.

                  (e) The Executive shall not be limited to the general vacation policy and program of the Company as a whole, but, in view of his position and stature with the Company, shall be entitled to such vacation time as may be reasonably appropriate to the Company and its clients, and the proper performance of his duties and responsibilities.

                  (f) The Company shall lease or purchase an automobile of make and model as the Executive shall specify for the sole use of the Executive; provided, however, that the Executive may, at his own option, lease an automobile in his own name and at Company expense. The Executive shall cause the vehicle to be properly insured and maintained. The Company shall pay or reimburse the Executive for all purchase or lease costs, parking costs, toll fees, costs of insurance, routine maintenance, service and repair of the vehicle, provided that the Company's obligation pursuant to this Paragraph 4(f) shall not exceed $1,000 per month. At the expiration of this Agreement, the Company shall, if requested by the Executive, exercise its purchase option under any lease agreement and grant the Executive an option to purchase the vehicle upon the same terms and conditions offered to the Company by the leasing company.

                  (g) The Company shall pay for the Executive's use of computers, e-mail, facsimile, access to Internet and cellular phones for both the Executive's office use and for use in his home for business purposes.

                  (h) The Company agrees to reimburse the Executive for personal tax preparation and financial planning assistance in a total amount not to exceed $5,000 per year.

                  (i) The Executive shall be indemnified by the Company to the greatest extent permitted under Delaware law.

                  (j) The Executive shall be entitled to any other benefits or perquisites on terms no less favorable than those pursuant to which such benefits or perquisites are made available to any other executive or employee of the Company.

               5. Termination.

                  (a) Death. The Executive's employment hereunder shall terminate upon the Executive's death.

                  (b) Total Disability. The Company may terminate the Executive's employment hereunder at any time after the Executive becomes "Totally Disabled." For purposes of this Agreement, "Totally Disabled" means that the Executive has been unable, for a period of one hundred eighty (180) consecutive business days, to perform the Executive's duties under this Agreement, as a result of physical or mental illness or injury. A termination of the Executive's employment by the Company for Total Disability shall be communicated to the Executive by written notice, and shall be effective on the 30th day after receipt of such notice by the Executive (the "Total Disability Effective Date"), unless the Executive returns to full-time performance of the Executive's duties before the Total Disability Effective Date.

                  (c) Termination by the Company for Cause. The Company may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the term "Cause" shall mean any of the following: (i) conviction of a felony; (ii) perpetration of an intentional and knowing fraud against or adversely affecting the Company or any customer, client, agent, or employee thereof; (iii) willful breach of a covenant set forth in Paragraph 7; or (iv) willful and substantial failure of the Executive to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or injury); provided, however, that a termination pursuant to clause
(iv) shall not become effective unless the Executive fails to cure such failure to perform within thirty (30) days after written notice from the Company, such notice to describe such failure to perform and identify what reasonable actions shall be required to cure such failure to perform.

                  No act or failure to act on the part of the Executive shall be considered "willful" under this Paragraph 5(c) unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board of Directors or upon the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                  (d) Termination by the Company Without Cause. The Company may terminate the Executive's employment hereunder at any time for any reason or no reason by giving the Executive thirty (30) days prior written notice of the termination.

                  (e) Termination by the Executive For Good Reason.

                      (1) The Executive may terminate his employment hereunder for "Good Reason" for (i) a Change in Control of the Company; (ii) the assignment to the Executive of any duties inconsistent in any respect with Paragraph 2, or any other action by the Company that results in a diminution in the Executive's position, authority, duties or responsibilities; (iii) any failure by the Company to comply with Paragraph 3 or 4, other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Executive; (iv) a change in the Executive's location of employment to a place of employment outside the New York Metropolitan Area; (v) any purported termination of the Executive's employment by the Company for a reason or in a manner not expressly permitted by this Agreement; (vi) any failure by the Company to comply with Paragraph 10(c) of this Agreement; or (vii) any other substantial breach of this Agreement by the Company.

                      (2) "Change in Control of the Company" shall be conclusively deemed to have occurred if any of the following shall have taken place:

               i. a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ("Exchange Act") shall have occurred, unless such change in control results in control by the Executive, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act) or any combination thereof;

               ii. any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Executive, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act), or any "person" who was a shareholder as of the Effective Date or any combination thereof, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

               iii. during any period of two (2) consecutive years during this
                    Agreement, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period;

               iv. the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

               v. the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of, or the Company sells or disposes of, all or substantially all of the Company's assets.

                    (3) If an event should occur that would allow the Executive to terminate his employment hereunder for Good Reason, the Executive shall have a period of one year from the date on which the Executive first becomes aware of such event in which to elect to terminate his employment for Good Reason. If the Executive elects to terminate his employment for Good Reason, he shall provide the Company with a written notice.

                    (f) Termination by the Executive Without Good Reason. The Executive may terminate his employment hereunder for any reason or no reason by giving the Company sixty (60) days prior written notice of the termination.

               6. Compensation Following Termination Prior to the End of the Term. In the event that the Employee's employment hereunder is terminated prior to the end of the Term, the Executive shall be entitled to the following compensation and benefits upon such termination:

                    (a) Termination by Reason of Death or Total Disability. In the event that the Executive's employment is terminated prior to the expiration of the Term by reason of the

Executive's death or Total Disability pursuant to Paragraph 5(a) or 5(b), the Company shall pay the following amounts to the Executive (or the Executive's estate, as the case may be):

               i. Any accrued but unpaid Base Salary (as determined pursuant to Paragraph 3) for services rendered to the date of termination;

               ii. A prorated amount of Bonus Compensation, to be paid at the time the Executive's Bonus Compensation would have been paid had he remained employed by the Company, computed by multiplying the amount of Bonus Compensation the Executive would have earned for the year in which the termination occurred and the fraction of the year the Executive was employed by the Company;

               iii. Any accrued but unpaid expenses required to be reimbursed pursuant to Paragraph 4; and

               iv.  Any vacation accrued to the date of termination.

               The benefits to which the Executive may be entitled upon termination pursuant to the plans and programs referred to in Paragraph 4 and the plan and grant thereunder referred to in Paragraph 3(c) hereof shall be determined and paid in accordance with the terms of such plans, programs and grant, except that the Company shall, with respect to any major medical and all other health, accident, or disability plans for which the Executive, or his spouse or legal representative, elects continuation in accordance with COBRA, be responsible for payment of premiums related to the maintenance of such plans for a period of six (6) months following the date of termination.

                    (b) Termination by the Company for Cause; Termination by the Executive Without Good Reason. In the event that the Executive's employment is terminated by the Company for Cause pursuant to Paragraph 5(c) or by the Executive without Good Reason pursuant to Paragraph 5(f), the Company shall pay the following amounts to the Executive:

               i. Any accrued but unpaid Base Salary (as determined pursuant to Paragraph 3) for services rendered to the date of termination;

               ii. Any accrued but unpaid expenses required to be reimbursed pursuant to Paragraph 4; and

               iii. Any vacation accrued to the date of termination.

               The benefits to which the Executive may be entitled upon termination pursuant to the plans and programs referred to in Paragraph 4 and the plan and grant thereunder referred to in Paragraph 3(c) hereof shall be determined in accordance with the terms of such plans, programs and grant.

                    (c) Termination by the Company Without Cause; Termination by the Executive For Good Reason. In the Event that the Executive's employment is terminated by the Company without Cause pursuant to Paragraph 5(d) or by the Executive for Good Reason pursuant to Paragraph 5(e), the Company shall pay the following amounts to the Executive:

               i. Any accrued but unpaid Base Salary (as determined pursuant to Paragraph 3) for services rendered to the date of termination;

               ii. Such bonus as may reasonably be determined by the Company based upon the Executive's performance through the date of termination;

               iii. Any accrued but unpaid expenses required to be reimbursed pursuant to Paragraph 4;

               iv.  Any vacation accrued to the date of termination; and

               v. Continued payment of the Base Salary (as determined under Paragraph 3) until the earlier of (a) thirty-six (36) months after the date of termination, or (b) the expiration of the Term. Such payments shall be made in accordance with the Company's standard payroll practices then in effect.

               The Company shall continue to provide the Executive with the benefits set forth in Paragraph 4 as if he had remained employed by the Company pursuant to this Agreement through the earlier of
               (a) thirty-six (36) months after the date of termination, or (b) the end of the Term; provided that to the extent any benefits described in Paragraph 4 cannot be provided pursuant to the plan or program maintained by the Company for its employees and/or executives, the Company shall provide such benefits outside such plan or program at no additional cost (including without limitation tax cost) to the Executive. The benefits referred to in Paragraph 3(c) shall be determined in accordance with the terms of such plan and grant thereunder.

                    (d) No Duty to Mitigate. In the event that the Executive's employment is terminated by reason of the Executive's Total Disability Pursuant to Paragraph 5(b), the Executive's employment is terminated by the Company without Cause pursuant to Paragraph 5(d), or the Executive's employment is terminated by the Executive for Good Reason pursuant to Paragraph 5(e), the Executive shall not be required to seek other employment to mitigate damages, and any income earned by the Executive from other employment or self-employment shall not be offset against any obligations of the Company to the Executive under this Agreement.

                    (e) No Other Benefits or Compensation. Except as may be provided under this Agreement, under the terms of any incentive compensation, employee benefit or fringe benefit plan applicable to the Executive at the time of the termination of the Executive's employment prior to the end of the Term, the Executive shall have no right to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to any future period after such termination.

               7. Noncompetition and Nonsolicitation; Nondisclosure of Proprietary Information; Surrender of Records.

               7.1 Noncompetition and Nonsolicitation. In view of the unique and valuable services it is expected the Executive will render to the Company, the Executive's knowledge of the customers, trade secrets, and other proprietary information relating to the business of the Company and its customers and suppliers, and in consideration of compensation to be received hereunder, the Executive agrees that during his employment hereunder the Executive will not compete with or be engaged in any business which, during his employment hereunder, is engaged in the investment banking, asset management, or internet (including media buying, web design, technology engineering, or other internet-related services) business in the United States or Canada, provided that the provisions of this Paragraph will not be deemed breached merely because the Executive owns less than 10% of the outstanding common stock of a publicly-traded company or is a passive investor who owns less than 10% of the outstanding common stock of a privately-held company.

               In further consideration of the compensation to be received hereunder, the Executive agrees that during the Term and for a period of one year subsequent to any termination hereunder, the Executive shall not (i) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company to terminate his, her or its relationship with the Company; (ii) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives of the Company to become employees, agents, representatives or consultants of any other person or entity; (iii) directly or indirectly solicit or attempt to solicit any customer, vendor or distributor of the Company with respect to any product or service being furnished, made, sold or leased by the Company; or (iv) persuade or seek to persuade any customer of the Company to cease to do business or to reduce the amount of business which any customer has customarily done or contemplates doing with the Company, whether or not the relationship between the Company and such customer was originally established in whole or in part through the Executive's efforts.

               7.2 Proprietary Information. The Executive acknowledges that during the course of his employment with the Company he will necessarily have access to and make use of proprietary information and confidential records of the Company and the Company's subsidiaries. The Executive covenants that he shall not during the Term or at any time thereafter, directly or indirectly, use for his own purpose or for the benefit of any person or entity other than the Company, nor otherwise disclose, any such proprietary information to any individual or entity, unless such disclosure has been authorized in writing by the Company or is otherwise required by law.

               For purposes of this Section 7, "proprietary information" shall not include information which is or becomes generally available to the public other than as a result of a breach of this Agreement by the Executive.

               7.3 Confidentiality and Surrender of Records. The Executive shall not during the Term or at any time thereafter (irrespective of the circumstances under which the Executive's employment by the Company terminates), except as required by law, directly or indirectly publish, make known or in any fashion disclose any confidential records to, or permit any inspection or copying of confidential records by, any individual or entity other than in the course of such individual's or entity's employment or retention by the Company, nor shall he retain, and will deliver promptly to the Company, any of the same following termination of his employment hereunder for any reason or upon request by the Company. For purposes hereof, "confidential records" means all correspondence, memoranda, files, manuals, books, lists, financial, operating or marketing records, magnetic tape or electronic or other media or equipment of any kind which may be in the Executive's possession or under his control or accessible to him which contain any proprietary information of the Company or the Company's subsidiaries. All confidential records shall be and remain the sole property of the Company, or, as applicable, the Company's subsidiaries during the Term and thereafter.

               7.4 Inventions and Patents. Any interest in patents, patent applications, inventions, copyrights, developments and processes ("Inventions") which the Executive develops during his employment with the Company and which relates to the fields in which the Company or the Company's subsidiaries is then engaged shall belong to the Company, or, as applicable, the Company's subsidiaries. Upon request, the Executive shall execute all such assignments and other documents and take all such other action as the Company may reasonably request in order to vest in the Company, or, as applicable, a subsidiary of the Company all his right, title, and interest in and to such Inventions.

               7.5 Enforcement.

                    (a) The Executive agrees that the remedy at law for any breach or threatened breach of any covenant contained in this Paragraph 7 would be inadequate and that the Company, in addition to such other remedies as may be available to it at law or in equity, shall be entitled to institute proceedings in any court or courts of competent jurisdiction to obtain damages for breach of this Paragraph 7 and injunctive relief.

                    (b) In no event shall any asserted violation of any provision of this Paragraph 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

               8. Key Man Insurance. The Executive recognizes and acknowledges that the Company or its affiliates may seek and purchase one or more policies providing key man life insurance with respect to the Executive, the proceeds of which would be payable to the Company or such affiliate. The Executive hereby consents to the Company or its affiliates seeking and purchasing such insurance and will provide such information, undergo such medical examinations (at the Company's expense), execute such documents and otherwise take any and all actions necessary or desirable in order for the Company or its affiliates to seek, purchase and maintain in full force and effect such policy or policies.

               9. Notices. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing either (i) by personal delivery to the party entitled thereto, (ii) by facsimile with confirmation of receipt, or (iii) by registered or certified mail, return receipt requested. The notice, consent request or other communication shall be deemed to have been received upon personal delivery, upon confirmation of receipt of facsimile transmission, or, if mailed, three days after mailing. Any notice, consent, request or other communication made or given in accordance with the Agreement shall be made to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

                  To the Company:

                                    THCG, Inc.
                                    650 Madison Avenue, 21st Floor
                                    New York, New York 10022
                                    Attention:  Joseph Mark

                                    Facsimile No.:  [(212) 223-0161]

                  To the Executive:

                                    Adi Raviv
                                    THCG, Inc.
                                    650 Madison Avenue, 21st Floor
                                    New York, New York 10022
                                    Facsimile No.:  [(212) 223-0161]

               10. Successors.

                    (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs and legal representatives.

                    (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                    (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

               11. Complete Understanding; Amendment; Waiver. This Agreement constitutes the complete understanding between the parties with respect to the employment of the Executive and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and no statement, representation, warranty or covenant has been made by either party with respect thereto except as expressly set forth herein. This Agreement shall not be altered, modified, amended or terminated except by a written instrument signed by each of the parties hereto. Any waiver of any term or provision hereof, or of the application of any such term or provision to any circumstances, shall be in writing signed by the party charged with giving such waiver. Waiver by either party hereto of any breach hereunder by the other party shall not operate as a waiver of any other breach, whether similar to or different from the breach waived. No delay on the part of the Company or the Executive in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company or the Executive of any such right or remedy shall preclude other or further exercise thereof.

               12. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

               13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed within that State, without regard to the principles of conflicts of law.

               14. Titles and Captions. All paragraph titles or captions in this Agreement are for convenience only and in no way define, limit, extend or describe the scope or intent of any provision hereof.

               15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, the Executive has executed this Agreement and, pursuant to the authorization of the Board of Directors, the Company has caused this Agreement to be executed in its name and on its behalf, all as of the date above written.

                                   THCG, INC.



                                   By:--------------------------------
                                      Name:
                                      Title:


                                      --------------------------------
                                               Adi Raviv

EXHIBIT D TO MERGER AGREEMENT

                                VOTING AGREEMENT

              VOTING AGREEMENT (the "Agreement"), dated as of August , 1999, by and between Tower Hill Securities, Inc., a New York corporation ("Tower Hill"), and the undersigned stockholders (collectively, the "Stockholders") of Walnut Financial Services, Inc., a Utah corporation ("Walnut").

              WHEREAS, concurrently herewith, Tower Hill, Walnut, THCG, Inc., a Delaware corporation and wholly-owned subsidiary of Walnut ("THCG"), and Tower Hill Acquisition Corp., a New York corporation and wholly-owned subsidiary of THCG ("Newco"), are entering into an Agreement and Plans of Merger (the "Merger Agreement") pursuant to which (i) Walnut will be merged with and into THCG ("Merger 1") and (ii) Newco will be merged with and into Tower Hill ("Merger 2" and, together with Merger 1, the "Mergers"). Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement; and

              WHEREAS, as of the date hereof, each of the Stockholders is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Act of 1934, as amended) of such number of shares of common stock, par value $0.01 per share, of Walnut (the "Walnut Common Stock") as is indicated below his signature on the final page of this Agreement (the "Walnut Shares");

              WHEREAS, pursuant to the Merger Agreement, each share of Walnut Common Stock issued and outstanding immediately prior to the First Effective Time shall be converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of THCG (the "THCG Common Stock");

              WHEREAS, immediately after the First Effective Time, pursuant to the Merger Agreement, each of the Stockholders will be the record holder and beneficial owner of such number of shares of THCG Common Stock as is equal to the number of Walnut Shares held by such Stockholder prior to the First Effective Time (the "THCG Shares");

              WHEREAS, as a material inducement to Tower Hill to enter into the Merger Agreement, the Stockholders are willing to enter into and be bound by this Agreement pursuant to which the Stockholders agree (i) not to transfer or otherwise dispose of any of the Walnut Shares prior to the Expiration Date (as defined in Section 4 below), or any other shares of capital stock of Walnut acquired hereafter and prior to the Expiration Date, except as otherwise permitted hereby, (ii) to vote the Walnut Shares and such other shares of capital stock of Walnut so as to facilitate the consummation of the Mergers, and
(iii) not to transfer or otherwise dispose of any THCG Shares, except as permitted hereby;

              NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                         AGREEMENT TO VOTE WALNUT SHARES


              Section 1.1 Agreement to Vote Walnut Shares. From and after the date of this Agreement and ending as of the Expiration Date, the Stockholders hereby agree that, at any meeting of the stockholders of Walnut, however called, the Stockholders shall vote the Walnut Shares (a) in favor of the Mergers and each other item submitted to the stockholders of Walnut for their approval and recommended by the Board of Directors of Walnut; (b) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Walnut, THCG or Newco under the Merger Agreement; and (c) against any action or agreement (other than the Merger Agreement or the Related Transactions) that would impede, interfere with, delay, postpone or attempt to discourage either or both of the Mergers, including, but not limited to: (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Walnut or any of its Subsidiaries; (ii) a sale or transfer of a material amount of assets of Walnut or any of its Subsidiaries or a reorganization, recapitalization or liquidation of Walnut or any of its Subsidiaries, except as provided in the Merger Agreement or effected in connection with the Related Transactions; (iii) any change in the management or board of directors of Walnut, except as otherwise agreed to, in writing, by Tower Hill; (iv) any material change in the present capitalization or dividend policy of Walnut, except as provided in the Merger Agreement or effected in connection with the Related Transactions; or (v) any other material change in Walnut's corporate structure or business, except as provided in the Merger Agreement or effected in connection with the Related Transactions.

              Section 1.2 Grant of Irrevocable Proxy; Appointment of Proxy.

                      (a) Each Stockholder hereby irrevocably grants to, and appoints, Joseph D. Mark and Adi Raviv, or either of them, in their respective capacities as officers or directors of Tower Hill, and any individual who shall hereafter succeed to any such office or directorship of Tower Hill, and each of them individually, as such Stockholder's proxy and attorney-in-fact (with full power of substitution and resubstitution), for and in the name, place and stead of such Stockholder, to vote the Walnut Shares and New Shares in favor of the Mergers and the Related Transactions and against each matter contemplated by Sections 1.1(b) and (c) hereof.

                      (b) Each Stockholder represents and warrants that any proxies heretofore given in respect of the Walnut Shares are revocable, and that any such proxies are hereby revoked.

                      (c) Each Stockholder understands and acknowledges that Tower Hill is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the ir-revocable proxy is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 16-10a-722 of the Revised Business Corporation Act of the State of Utah.

              Section 1.3 No Inconsistent Arrangements. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (a) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Walnut Shares or any interest therein, (b) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Walnut Shares or any interest therein, (c) grant any proxy, power-of-attorney or other authorization in or with respect to the Walnut Shares, (d) deposit the Walnut Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Walnut Shares or (e) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement or which would make any representation or warranty of such Stockholder hereunder untrue or incorrect.

              Section 1.4 Additional Walnut Shares. Each Stockholder hereby agrees, while this Agreement is in effect, to promptly notify Tower Hill of the number of any new shares of equity securities of Walnut acquired by such Stockholder, if any, after the date hereof and prior to the Expiration Date ("New Shares"), other than New Shares a Stockholder may receive in connection with the Related Transactions. Each Stockholder agrees that such New Shares shall be voted in the same manner and subject to the same conditions as the Walnut Shares as provided for in this Agreement.

              Section 1.5 Expiration. Article I hereof and each Stockholder's obligations under such Article I shall terminate and shall no longer be in effect on the earlier of the First Effective Time or the termination of the Merger Agreement in accordance with its terms (such date, the "Expiration Date").

                                   ARTICLE II

                     RESTRICTIONS ON TRANSFER OF THCG SHARES

              Section 2.1 Restriction on Transfers. Except as permitted by
Section 2.2 hereof, no Stockholder shall, directly or indirectly, Transfer any THCG Shares or any interest therein during the twelve (12) month period following the Second Effective Time to any other Person (including, without limitation, by operation of law), except as expressly permitted by this Agreement. Any attempt to Transfer any THCG Shares not in accordance with this Agreement shall be null and void and THCG shall not give any effect to any such attempted Transfer on its stock records. For the purposes of this Article II, "Transfer" means any transfer, sale, assignment, exchange, mortgage, pledge, encumbrance, hypothecation or other disposition of any THCG Shares or any interest therein.

              Section 2.2 Permitted Transfers.

                      (a) If the Average Closing Bid Price of the THCG Common Stock is greater than $4.00 per share, then the Stockholders shall be permitted to Transfer any of their THCG Shares; provided, however, that if the closing price of the THCG Common Stock on any trading day thereafter is $2.00 or less, the Stockholders shall no longer be permitted to Transfer any of their THCG Shares pursuant to this Section 2.2, unless and until the Average Closing Bid Price thereafter is greater than $4.00 per share. For the purposes of this
Section 2.2(a), "Average Closing Bid Price" shall mean the average of the last sale prices of the THCG Common Stock for twenty consecutive trading days, as reported on the Nasdaq National Market, or the closing bid prices as reported in the over-the-counter market if the THCG Common Stock is not traded on the Nasdaq National Market (subject to appropriate adjustment for any stock split, reverse split, stock dividend, reorganization, recapitalization or other like change with respect to the THCG Common Stock occurring after the Closing Date).

                      (b) Notwithstanding anything to the contrary contained in this Article II, any Stockholder may freely Transfer its THCG Shares, provided that each such transferee shall first (i) execute and deliver to the transferring Stockholder a written consent (in the form attached hereto as Exhibit A) to be bound by all of the provisions of this Article II as though such transferee were the transferring Stockholder, and (ii) give a duplicate original of such consent to THCG. The provisions of this Section 2.2(b) shall not apply if the Board of Directors of THCG so consents.

                      (c) Notwithstanding anything to the contrary contained in this Article II, (i) if any of the Walnut Common Stock issued pursuant to
Section 5.6(A) of the Merger Agreement and converted into THCG Common Stock pursuant to Section 2.1(a) of the Merger Agreement is covered by an effective registration statement under the Securities Act, then the Walnut Stockholders may freely Transfer, in the aggregate, a percentage of their THCG Shares equal to the percentage of the shares of such THCG Common Stock covered by such registration statement, or (ii) if any of the THCG Common Stock issued to the stockholders of Tower Hill pursuant to the Merger Agreement is subsequently covered by an effective registration statement under the Securities Act, then the Walnut Stockholders may freely Transfer, in the aggregate, a number of their THCG shares equal to such number of shares of THCG Common Stock covered by such registration statement.

              Section 2.3 Legend. The following statement shall be inscribed on all certificates representing the THCG Shares held by the Stockholders so long as this Agreement is in effect with respect to the shares represented by such certificates:

              THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT DATED AS OF AUGUST __, 1999 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY, AND THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                                   ARTICLE III

                          CERTAIN ADDITIONAL COVENANTS

              Section 3.1 Covenant to Effect the Related Transactions. Each of the Stockholders hereby covenants and agrees to use its commercially reasonable efforts to approve and to effect the Related Transactions provided for in
Section 5.6 of the Merger Agreement.

              Section 3.2 Non-solicitation. Each of the Stockholders hereby covenants and agrees to immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, Walnut or any of its Subsidiaries or any business combination with Walnut or any of its Subsidiaries, except that any Stockholder may continue any existing discussions or negotiations with respect to the acquisition by Walnut of other factoring businesses in exchange for assets of, or an equity interest in, Walnut. Each of the Stockholders hereby covenants and agrees that, prior to the Effective Time of the Mergers, it shall not, directly or indirectly, solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving Walnut or its Subsidiaries or acquisition of any capital stock or any material portion of the assets of Walnut and its Subsidiaries, or any combination of the foregoing (an "ACQUISITION TRANSACTION"), or negotiate, explore or otherwise engage in discussion with any Person (other than Tower Hill or its directors, officers, employees, agents and representatives) with respect to any Acquisition Transaction, except in accordance with Section 5.14 of the Merger Agreement.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

              Section 4.1 Representation and Warranties of Stockholders. Each Stockholder hereby represents and warrants to Tower Hill as follows:

                          (a) Title. Such Stockholder has good and valid title
                      to the Walnut Shares listed next to such Stockholder's name on the signature page hereto, free and clear of any lien, pledge, charge, encumbrance or claim of whatever nature.

                          (b) Ownership of Shares. On the date hereof, the
                      Walnut Shares listed next to such Stockholder's name on the signature page hereto, are owned of record or beneficially by such Stockholder and, on the date hereof, such Walnut Shares constitute all of the shares or equity securities of Walnut owned of record or beneficially by such Stockholder. Such Stockholder has sole voting power and sole power of disposition with respect to all of the Walnut Shares listed next to such Stockholder's name on the signature page hereto, with no restrictions, subject to applicable federal securities laws, on such Stockholder's rights of disposition pertaining thereto.

                          (c) Power; Binding Agreement. Such Stockholder has the
                      legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been, assuming the due authorization, execution and delivery of the same by each of the other parties hereto, duly and validly executed and delivered by such Stockholder and constitutes a valid, legal and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

              Section 4.2 Representations and Warranties of Tower Hill. Tower Hill hereby represents and warrants to the Stockholders as follows:

                      (a) Organization; Qualification. Tower Hill has been duly organized and is validly existing and in good standing under the laws of the State of New York, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Tower Hill is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failure to be so qualified or licensed and in good standing that could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                      (b) Authority Relative to this Agreement. Tower Hill has all necessary corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to perform its obligations under this Agreement. The execution and delivery by Tower Hill of this Agreement and the consummation by Tower Hill of the transactions contemplated by this Agreement have been duly authorized and approved by the board of directors of Tower Hill, and no other corporate proceedings on the part of Tower Hill are necessary to authorize this Agreement and the transactions contemplated by this Agreement. This Agreement has been, assuming the due authorization, execution and delivery of the same by each of the other parties hereto, duly and validly executed and delivered by Tower Hill and constitutes a valid, legal and binding agreement of Tower Hill, enforceable against Tower Hill in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

                                    ARTICLE V

                                  MISCELLANEOUS

              Section 5.1 Further Assurances. From time to time, at Tower Hill's request and without further consideration, the Stockholders shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate and make effective the transactions contemplated by this Agreement.

              Section 5.2 Entire Agreement; Assignment. This Agreement (i) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise.

              Section 5.3 Parties in Interest. Except for THCG, this Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assignees, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

              Section 5.4 Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

              Section 5.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given by hand delivery, telegram, telex or telecopy or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

              If to the Stockholders:

                       at the respective addresses and telecopier numbers set forth opposite their names on
                       Schedule I to this Agreement:


              With a copy to:

                       Barack Ferrazzano Kirschbaum Perlman & Nagelberg 333 West Wacker Drive, Suite 2700
                       Chicago, Illinois 60606
                       Attention: Gretchen Anne Trofa, Esq.
                       Telecopier No.: (312) 984-3150

              If to Tower Hill:

                       Tower Hill Securities, Inc.

                       650 Madison Ave.
                       New York, New York  10022
                       Attention: Joseph D. Mark, President
                       Telecopier No.: (212) 223-0161

              With a copy to:

                       Kramer Levin Naftalis & Frankel LLP
                       919 Third Avenue
                       New York, New York 10022
                       Attention:  Peter S. Kolevzon, Esq.
                       Telecopier No.:  (212) 715-8000

or to such other address, person's attention or telecopier number as the person to whom notice is given may have previously furnished to the others, in writing, in the manner set forth above.

              Section 5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

              Section 5.7 Specific Performance. Each Stockholder recognizes and acknowledges that a breach by him of any covenants or agreements contained in this Agreement will cause Tower Hill to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each Stockholder agrees that in the event of any such breach Tower Hill shall be entitled to the remedy of specific performance of such covenant and agreement and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, without the posting of any bond and without proving that damages would be inadequate.

              Section 5.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

              Section 5.9 Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

              Section 5.10 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

              SECTION 5.11 WAIVER OF JURY TRIAL. EACH OF TOWER HILL AND EACH STOCKHOLDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

              IN WITNESS WHEREOF, Tower Hill and each Stockholder and Seller have caused this Agreement to be duly executed as of the day and year first above written.


                                  TOWER HILL SECURITIES, INC.

                                  By:
                                           ------------------------------
                                           Name:
                                           Title:


                                  WINDY CITY, INC.

                                  By:
                                           ------------------------------
                                           Name:
                                           Title:

                                  Shares owned:

                                               shares of Common Stock
                                  ------------

                                  THE HOLDING COMPANY

                                  By:
                                           ------------------------------
                                           Name:
                                           Title:


                                  Shares owned:

                                               shares of Common Stock
                                  ------------

                                  THE KANTER FAMILY FOUNDATION

                                  By:
                                           ------------------------------
                                           Name:
                                           Title:


                                  Shares owned:

                                               shares of Common Stock
                                  ------------

                                   SCHEDULE I

Windy City, Inc.
8000 Towers Crescent Drive
Suite 1070
Vienna, Virginia 22182
Attention:  Joel Kanter

The Holding Company
c/o Neal Gerber & Eisenberg
2 N. LaSalle Street
22nd Floor
Chicago, Illinois 60602
Attention: Burton W. Kanter

copy to:

The Holding Company
c/o Linda Diane Enterprises
N8939 Waterpower Road
Deerbrook, Wisconsin 54424-9635
Attention: Linda Gallenberger


The Kanter Family Foundation
8000 Towers Crescent Drive
Suite 1070
Vienna, Virginia 22182
Attention:  Joel Kanter

                                    EXHIBIT A

                          Form of Transferee's Consent


                                     CONSENT

TO:               THCG, Inc.
                  650 Madison Avenue
                  21st Floor
                  New York, New York 10022
                  Attention: Joseph D. Mark

                  The undersigned transferee (the "Transferee") of the Stockholder of THCG, Inc., a Delaware corporation ("THCG"), named below (the "Transferring Stockholder") hereby agrees to be bound by all the provisions of
Article II of that certain Voting Agreement dated as of August , 1999 by and among Tower Hill Securities, Inc., a New York corporation, and certain stockholders of Walnut Financial Services, Inc., a Utah corporation, as though the undersigned were an original signatory to said Voting Agreement.



                                           ------------------------------
                                           Transferee:



Name of
Transferring
Stockholder:
            ------------------

GENERAL SCHEDULES TO MERGER AGREEMENT



                                    SCHEDULES
                                     TO THE
                          AGREEMENT AND PLANS OF MERGER
                                 BY AND BETWEEN
                        WALNUT FINANCIAL SERVICES, INC.,
                                       AND
                                   THCG, INC.
                                       AND
                                  BY AND AMONG
                                   THCG, INC.,
                          TOWER HILL ACQUISITION CORP.,
                                       AND
                           TOWER HILL SECURITIES, INC.

                           DATED AS OF AUGUST 5, 1999

SCHEDULE 1.6(a)     OFFICERS OF SURVIVING CORPORATION 1

   Joseph D. Mark   -  Co-Chief Executive Officer
   Adi Raviv        -  Co-Chief Executive Officer
   Shai Novik       -  Chief Operating Officer/Chief Financial Officer/Secretary


SCHEDULE 2.1(b)(i)     WALNUT OPTIONS NOT CANCELLED


HOLDER                 PLAN      NUMBER OF OPTIONS    EXERCISE PRICE     EXPIRATION DATE
------                 ----      -----------------    --------------     ---------------
Jeffrey Pyatt           (1)      16,667               $7.8750            1/27/08
Eugene Scalercio        (1)      13,334               $10.86             2/28/03
Jeremy Shamos           (1)      1,000                $13.50             1/1/06
Various                 (3)      633,334              $9.00              10/15/02
Linda Gallenberger      (2)      4,871                $10.80             9/6/04
Victoria Ross           (2)      7,306                $10.80             9/6/04
Jeremy Shamos           (2)      5,585                $10.80             9/6/04
James A. Weisgal        (2)      1,397                $10.80             9/6/04
Lawrence J. Weisgal     (2)      1,397                $10.80             9/6/04
Richard P. Weisgal      (2)      1,397                $10.80             9/6/04
Lee W. Weisgal          (2)      1,397                $10.80             9/6/04

(1) Amended and Restated NFS Services, Inc. (Utah) 1994 Incentive Stock Option Plan
(2)  Walnut Capital Corporation 1987 Stock Option Plan, as amended
(3) Class A Warrants issued subject to the Class A Warrant Agreement dated October 15, 1997 by and between Walnut and Corporate Stock Transfer, Inc.

SCHEDULE 2.1(b)(ii)    WALNUT OPTIONS TO BE REPURCHASED


============================================================================================
           HOLDER      NUMBER OF OPTIONS     BLACK-SCHOLES VALUE       TOTAL PURCHASE PRICE
                        TO BE PURCHASED          PER OPTION
--------------------------------------------------------------------------------------------
Robert F. Mauer                  16,667                    $0.14                $2,333.38
--------------------------------------------------------------------------------------------
                                  4,167                    $0.30                $1,250.10
--------------------------------------------------------------------------------------------
Burton W. Kanter                 41,655                    $0.09                $3,748.95
--------------------------------------------------------------------------------------------
Joel S. Kanter                   33,324                    $0.09                $2,999.16
============================================================================================


SCHEDULE 5.1(b)(xi)    TRANSFER OF ASSETS PRE-CLOSING

         Sale of 58,633 shares of Vidikron of America, Inc. by Tower Hill to Hambro America, Inc. for a purchase price of $49,837.63.

         Sale of stock receivable in the amount of 58,633 shares of Common Stock of Vidikron by Tower Hill to Hambro America, Inc. for a purchase price of $49,837.63.

         Sale of doubtful receivables, owed to Tower Hill, by Tower Hill to Hambro America, Inc. for a purchase price equal to fair market value.

         Transfer of $90,000 by Tower Hill to Hambro America, Inc.

SCHEDULE 5.1(b)(xii)   CANCELLATION OF CERTAIN INDEBTEDNESS PRE-CLOSING

         Promissory Note, dated December 26, 1998, executed by Joseph Mark in the principal amount of $50,000. This Promissory Note will be forgiven pre-Closing.

         Promissory Note, dated December 26, 1998, executed by Adi Raviv in the principal amount of $50,000. This Promissory Note will be either repaid or forgiven pursuant to Section 5.26 of the Merger Agreement.

         In December 1998, Tower Hill loaned an aggregate of $219,299.16 to Joseph D. Mark, Adi Raviv and Yoav Bitter. These loans are noninterest-bearing and have no specified maturity date. The loan to Mr. Mark, in the amount of $82,237.185, will be forgiven pre-Closing. The loan to Mr. Raviv, in the amount of $82,237.185, will be either repaid or forgiven pursuant to Section 5.26 of the Merger Agreement. The loan to Mr. Bitter, in the amount of $54,824.79, will not be forgiven pre-Closing, but is expected to be resolved in the NASD arbitration proceeding referred to in Schedule 3.9(b).

SCHEDULE 5.1(b)(xiii)  ACQUISITIONS OF SECURITIES

         Stock Purchase Agreement, dated July 29, 1999, between Tower Hill and Carnegie Partners, pursuant to which Carnegie Partners will sell 57,381 shares of Series B Preferred Stock of RTImage Ltd. and a warrant to purchase 7,371 shares of Series B Preferred Stock of RTImage Ltd. to Tower Hill for a purchase price of $64,751 plus interest thereon. Adi Raviv owns 50% of Carnegie Partners.

         Stock Purchase Agreement, dated July 29, 1999, between Tower Hill and HTI Ventures LLC, pursuant to which HTI Ventures LLC will sell 200 shares of Convertible Preferred Class B Stock of Sunshine Media Corporation to Tower Hill for a purchase price of $25,000 plus interest. Adi Raviv holds a 99% interest in HTI Ventures LLC.

SCHEDULE 5.2(b)(ix)    CERTAIN PERMITTED INDEBTEDNESS

         Walnut is permitted to increase its indebtedness by $2,000,000 provided such loan proceeds are used to repay the outstanding $2,000,000 debenture issued by Walnut Capital Corporation to SBIC Funding Corp.

SCHEDULE 5.2(b)(x)     CERTAIN PERMITTED PAYMENTS

         Payment of $2,000,000, plus accrued interest, to SBIC Funding Corp. in accordance with the terms of the outstanding $2,000,000 debenture issued by Walnut Capital Corporation to SBIC Funding Corp. and any debt incurred pursuant to Schedule 5.2(b)(ix).

SCHEDULE 5.6(B) CERTAIN DEBTS/LIABILITIES OF WALNUT FINANCIAL SERVICES, INC. AND ITS SUBSIDIARIES


         ========================================================================
         The Holding Company                                            $200,000
         ------------------------------------------------------------------------
         William J. Von Liebig 1994 Charitable                          $600,000
         Remainder Unitrust
         ------------------------------------------------------------------------
         Kanter Family Foundation                                       $250,000
         ------------------------------------------------------------------------
         Windy City, Inc.                                                $43,000
         ------------------------------------------------------------------------
         TOTAL                                                        $1,093,000
         ========================================================================

SCHEDULE 5.20(a)       THCG OPTIONS

                                                   (A)               (B)
         Joseph D. Mark                            250,000           200,000(1)
         Adi Raviv                                 250,000           200,000(1)

         Joel S. Kanter                    90,000(1)
         Burton W. Kanter                          70,000(1)
         Robert F. Mauer                           50,000(1)
         Joshua S. Kanter                          25,000(1)
         Solomon A. Weisgal                        20,000(1)
         William F. Burge III                      20,000(1)
         Albert  Morrison                          20,000(1)
         Earl Chapman                      20,000(1)
         Gene E. Burleson                          20,000(1)
         Shea Cordell                              15,000(1)

         Total                                     1,250,000



(1)      The terms of such options shall be as follows:

         (i) The options shall have an exercise price of $2.00 per share or such other higher or lower exercise price as is equal to the exercise price of the 500,000 options to be issued to Joseph
                  D. Mark and Adi Raviv as contemplated by column (A) of this Schedule (the "Mark/Raviv Options").

         (ii) The options shall have a term of five (5) years or such longer term as is equal to the term of the Mark/Raviv Options.

         (iii)    The options shall be immediately exercisable.

         (iv)     The options shall not be subject to forfeiture.

         (v)      The options shall be non-transferable.

EXHIBIT B



August 5, 1999

Board of Directors
Walnut Financial Services, Inc.
8000 Towers Crescent Drive
Suite 1070
Vienna, VA 22182

Dear Sirs:

We understand that Walnut Financial Services, Inc., a Utah corporation ("Walnut"), THCG, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut ("THCG"), Tower Hill Acquisition Corp., a New York corporation and a wholly-owned subsidiary of THCG ("Newco" and, together with Walnut and THCG, the "Walnut Entities") and Tower Hill Securities, Inc., a New York corporation ("Tower Hill"), are proposing to enter into an Agreement and Plans of Merger (the "Merger Agreement") which will in general contain the terms outlined below. The Merger Agreement will provide, among other things, for two mergers (or other structures mutually agreeable to Walnut and Tower Hill), whereby under the first merger ("Merger 1"), Walnut will be merged with and into THCG (the date and time Merger 1 becomes effective being the "First Effective Time"). Following Merger 1, the separate corporate existence of Walnut will cease and THCG will continue as the surviving corporation under the name "THCG, Inc." ("Surviving Corporation 1"). Under the second merger ("Merger 2" and, together with Merger 1, the "Mergers"), Newco will be merged with and into Tower Hill (the date and time Merger 2 becomes effective being the "Second Effective Time" and, together with the First Effective Time, the "Effective Time of the Mergers"). Following Merger 2, the separate corporate existence of Newco will cease and Tower Hill will continue as the surviving corporation under the name "Tower Hill Securities, Inc." ("Surviving Corporation 2"). Each share of common stock of Walnut ("Walnut Common Stock") issued and outstanding immediately prior to the First Effective Time will be converted into one validly issued, fully paid and non-assessable share of common stock, par value $.01 per share, of Surviving Corporation 1 (the "THCG Common Stock"). Each share of common stock of Newco, issued and outstanding immediately prior to the Second Effective Time will be converted into one validly issued, fully paid and non-assessable share of common stock of Surviving Corporation 2. Each share of common stock of Tower Hill issued and outstanding immediately prior to the Second Effective Time will be converted into 37,228,145 shares of THCG Common Stock, as adjusted pursuant to the Merger Agreement. In addition, Walnut will agree to use its commercially reasonable efforts to effect, prior to the closing of the Mergers, the issuance by Walnut in a private placement transaction of at least 1,500,000 shares, and up to 3,000,000, shares of Walnut Common Stock to an investor group (the "New Investor Group") at $2.00 per share in cash; provided, however, that cash or shares of

Board of Directors
Board of Directors
Walnut Financial Services, Inc.
August 5, 1999
Page 2


Walnut Common Stock valued at $2.00 per share may be issued for: (i) the conversion of certain debt and accrued liabilities of Walnut, (ii) the conversion of certain accrued compensation owed by Walnut and (iii) consideration to be paid in connection with a certain acquisition, pursuant to the Merger Agreement (the transactions listed in this sentence, together with the Mergers, the "Proposed Transactions"). As a result of, and immediately following, the Proposed Transactions (assuming the issuance of 1,500,000 shares of Walnut Common Stock to the New Investor Group and assuming no shares of Walnut Common Stock are issued pursuant to clauses (i) through (iii) of the immediately preceding sentence), THCG Common Stock will be held in the amounts (and percentages) as follows: (x) former Tower Hill shareholders will own 4,095,096 shares (45.78%), (y) former Walnut shareholders will own 3,350,533 shares (37.45%) and (z) the New Investor Group will own 1,500,000 shares (16.77%). The aggregate shares of THCG Common Stock issued in the Proposed Transactions to Tower Hill shareholders are sometimes referred to herein as the "Total Consideration". As a result of the Proposed Transactions, the former shareholders of Tower Hill will be able to appoint four of the seven THCG Directors immediately subsequent to the Mergers. The terms of the Proposed Transactions are set forth in more detail in the Merger Agreement.

You have requested our opinion, as investment bankers, as to the fairness from a financial point of view, to the shareholders of Walnut of the Total Consideration to be paid by Walnut in the Proposed Transactions. Our opinion addresses only the fairness, from a financial point of view of the Total Consideration to be paid by Walnut in the Proposed Transactions, and we do not express any views on any other terms of the Proposed Transactions. Specifically, we have not been requested to opine as to, and our opinion does not in any manner address, Walnut's underlying business decision to proceed with or effect the Proposed Transactions.

In arriving at our opinion we have: (i) reviewed a draft of the Merger Agreement, dated as of August 5, 1999, and, for purposes hereof, we have assumed that the final form thereof will not differ in any material respect from such draft; (ii) reviewed such available information concerning Walnut and Tower Hill as we believe is relevant to our analysis, including Walnut's Annual Reports on Form 10-K for the periods ended December 31, 1997 and 1998, and Quarterly Report on Form 10-K for the three month period ending March 31, 1999, and Tower Hill's 1998 Audited Financials, year-to-date Profit and Loss Statement as of July 14, 1999, as well as the unaudited June 7, 1999 Balance Sheet; (iii) reviewed certain financial and operating information with respect to the business, operations and prospects of Walnut and Tower Hill furnished to us by Walnut and Tower Hill; (iv) reviewed certain financial and other information regarding Tower Hill's portfolio investments supplied by Tower Hill; (v) reviewed the historical stock prices and trading volumes of the Walnut Common Stock; (vi) compared the historical results of the operations of Walnut and Tower Hill with those of certain publicly traded companies which we deemed to be reasonably comparable; and (vii) reviewed the financial terms, to the extent publicly available, of certain comparable transactions and compared them with the terms of the Proposed Transactions. In addition, we have had discussions with the management of Walnut and Tower Hill concerning

Board of Directors
Walnut Financial Services, Inc.
August 5, 1999
Page 3

their business, operations, assets, investment policies, financial condition and prospects and have undertaken such other analyses and examinations and considered such other financial, economic and market data as we deemed appropriate in arriving at our opinion.

In arriving at our opinion we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for the independent verification of such information and have further relied upon the assurances of Walnut and Tower Hill that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. We have also assumed that obtaining all regulatory approvals and third party consents required for the consummation of the Proposed Transactions will not have an adverse impact on Walnut or Tower Hill or on the anticipated benefits of the transaction, and we have assumed that the transactions described in the Merger Agreement will be consummated without waiver or modification of any of the material terms or conditions contained therein by any party thereto. In arriving at our opinion, we have not made or obtained any evaluations or appraisals of the assets or liabilities of Walnut or Tower Hill. Our opinion set forth herein is necessarily based upon financial, market, economic and other conditions and circumstances as they exist and have been disclosed of, and can be evaluated as of, the date hereof. We are not expressing any opinion herein as to the price at which the Walnut Common Stock or THCG Common Stock may actually trade at any time.

We have acted as financial advisor to Walnut in connection with the Proposed Transactions and will receive a fee for such services and for rendering this opinion. In addition, Walnut has agreed to indemnify us for certain liabilities which may arise out of the rendering of this opinion. In the ordinary course of our business, we may actively trade the debt or equity securities of each of Walnut for our account and for the accounts of customers and, accordingly, may at any time, hold a long or short position in such securities.

Our opinion is provided for the use and benefit of the Board of Directors of Walnut and is rendered to the Board of Directors in connection with the Proposed Transactions. This opinion is not intended and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Proposed Transactions. This opinion is not to be reprinted reproduced or disseminated without our prior written consent, and is not to be quoted or referred to, in whole or in part, in connection with the Proposed Transactions or any other matter; provided that we understand and agree that if this opinion is required pursuant to any applicable statute or regulation to be included in any materials to be filed with the Securities and Exchange Commission or mailed to the shareholders of Walnut in connection with the Proposed Transactions, the opinion may be reproduced in such materials only in its entirety; provided, further, that any description of or reference to us or any summary of this opinion in such materials will be in a form acceptable to and consented to in advance by us, such consent not to be unreasonably withheld.

Board of Directors
Walnut Financial Services, Inc.
August 5, 1999
Page 4


Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that, as of the date hereof, the Total Consideration to be paid by Walnut in connection with the Proposed Transactions is fair, from a financial point of view, to the shareholders of Walnut.

Respectfully submitted,


Gruntal & Co., L.L.C.

EXHIBIT C


                               THE 1999 THCG, INC.
                              STOCK INCENTIVE PLAN
                           (AS ADOPTED _______, 1999)


1.    PURPOSE OF THE PLAN

         This 1999 THCG, Inc. Stock Incentive Plan is intended to promote the interests of the Company and its stockholders by providing certain key individuals, on whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends, and who are largely responsible for the management, growth and protection of the business of the Company, with appropriate incentives and rewards to encourage them to continue their Employment with the Company and to maximize their performance and to provide certain "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

2.    DEFINITIONS

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Affiliate" shall mean any entity (whether or not incorporated) controlling, controlled by or under common control with the Company.

         (b) "Board of Directors" shall mean the Board of Directors of the Company.

         (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

         (d) "Cause" shall mean, when used in connection with a Participant's Termination of Employment:

              (i) to the extent that there is an employment, severance or other agreement governing the relationship between the Participant and the Company, which agreement contains a definition of "cause", Cause will consist of those acts or omissions that would constitute "cause" under such agreement; and otherwise

              (ii) the Participant's Termination of Employment by the Company or an Affiliate on account of any one or more of the following:

                   (A) any failure by the Participant substantially to perform the Participant's employment duties;

                   (B) any excessive unauthorized absenteeism by the
              Participant;

                   (C) any refusal by the Participant to obey the lawful orders of the Board of Directors or any other person or committee to whom the Participant reports;

                   (D) any act or omission by the Participant that is or may be injurious to the Company, monetarily or otherwise;

                   (E) any act by the Participant that is competitive with the best interests of the Company;

                   (F) the Participant's material violation of any of the
              Company's policies, including, without limitation, those policies relating to discrimination or sexual harassment;

                   (G) the Participant's unauthorized (a) removal from the
              premises of the Company or Affiliate of any document (in any medium or form) relating to the Company or an Affiliate or the customers of the Company or an Affiliate or (b) disclosure to any person or entity of any of the Company's confidential or proprietary information;

                   (H) the Participant's commission of any felony, or any other crime involving moral turpitude; and

                   (I) the Participant's commission of any act involving
              dishonesty or fraud.

         To the extent the definition of Cause herein is determined pursuant to
Section 2(d)(ii) hereof, then solely for the purposes of Sections 6(h), 9(e), 10(g) and 11(e) of this Plan the definition of Cause shall be determined only by reference to subsections (C), (F), (G), (H) and (I) of such Section 2(d)(ii).

         Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant's Employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's voluntary Termination of Employment or involuntary Termination of Employment without Cause, it is discovered that the Participant's Employment could have been terminated for Cause, such Participant's Employment shall be deemed to have been terminated for Cause. A Participant's Termination of Employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

         (e) "Change in Control" shall mean the occurrence of any of the following:

              (i) a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 ("Exchange Act") shall have occurred, unless such change in control results in control by the Participant, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act) or any combination thereof;

              (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Participant, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act), or any "person" who was a shareholder as of the Effective Date or any combination thereof, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

             (iii) during any period of two (2) consecutive years during this Agreement, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period;

              (iv) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

              (v) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of, or the Company sells or disposes of, all or substantially all of the Company's assets.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (g) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, however, that the Committee shall at all times consist of two or more persons. The Committee shall consist solely of individuals who are (or grants shall be made by a subcommittee of two or more persons, each of whom shall be) a "non-employee director" within the meaning of Rule 16b-3. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code.

         (h) "Company" shall mean THCG, Inc. or any successor thereto.

         (i) "Company Stock" shall mean the common stock of the Company.

         (j) "Disability" shall mean, except in connection with an Incentive Stock Option, any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Participant from performing the essential functions of the Participant's position (with or without reasonable accommodation) for a period of six consecutive months or, in connection with an Incentive Stock Option, a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

         (k) "Dividend Equivalent Right" shall mean an Incentive Award granted pursuant to Section 14 hereof of a right to receive an amount equivalent to the ordinary cash dividends paid in respect to some or all of the shares of Company Stock underlying an Incentive Award.

         (l) "Employment" shall mean, in the case of a Participant who is not an employee of the Company, the Participant's association with the Company or an Affiliate as a consultant.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (n) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

              (i) If Company Stock is traded on a national securities exchange,
         (A) the average of the high and low reported sales price regular way per share of Company Stock on the principal national securities exchange on which Company Stock is traded or (B) if no reported sales take place on the applicable date, the average of the highest bid and lowest asked price of Company Stock on such exchange or (C) if no such quotation is made on such date, on the next preceding day (not more than 10 business days prior to the applicable date) on which there were reported sales or such quotations.

              (ii) If Company Stock is not traded on a national securities exchange but quotations are available for Company Stock on the over-the-counter market, (A) the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on the applicable date or (B) if no such quotation is made on such date on the next preceding day (not more than 10 business days prior to the applicable date) on which there were such quotations.

              (iii) If Company Stock is neither traded on a national securities exchange nor are quotations therefor available on the over-the-counter market or if there are no sales or quotations in the 10 business days immediately prior to the applicable date, as determined in good faith by the Committee in a manner consistently applied.

         (o) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, Dividend Equivalent Right, share of Restricted Stock, share of Phantom Stock, Stock Bonus, Cash Bonus or other equity-based award granted pursuant to the terms of the Plan.

         (p) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (q) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(d) hereof.

         (r) "LSAR" shall mean a limited stock appreciation right that is granted pursuant to the provisions of Section 7 hereof and that relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

         (s) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

         (t) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (u) "Participant" shall mean any person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, the employee's successors, heirs, executors and administrators, as the case may be.

         (v) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

         (w) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

         (x) "Plan" shall mean this 1999 THCG, Inc. Stock Incentive Plan, as it may be amended from time to time.

         (y) "Reload Option" shall mean an Option granted to a Participant in accordance with Section 6 hereof upon the exercise of an Option.

         (z) "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 10 hereof and that is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

         (aa) "SAR shall mean a Tandem SAR, Stand-Alone SAR or LSAR.

         (bb) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         (cc) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof that is not related to any Option.

         (dd) "Stock Bonus" shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 12 hereof.

         (ee) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof that is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

         (ff) "Termination of Employment" shall mean a Participant's ceasing to be employed by the Company and any Affiliates or by a corporation assuming Incentive Awards in a transaction to which section 424(a) of the Code applies. The Committee may determine, in its absolute discretion (i) whether any leave of absence or absence in military or government service constitutes a Termination of Employment for purposes of the Plan, subject to applicable law, (ii) the effect, if any, of any such leave of absence on Incentive Awards granted under the Plan, and (iii) when a change in a non-employee's association with the Company constitutes a Termination of Employment for purposes of the Plan.

         (gg) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.    STOCK SUBJECT TO THE PLAN

          (a) Plan Limit

              Subject to adjustment as provided in Section 16 hereof, the Committee may grant Incentive Awards hereunder with respect to a number of shares of Company Stock that in the aggregate does not exceed 2,250,000 shares. The grant of an LSAR, Tandem SAR or Dividend Equivalent Right shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Incentive Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

              (i) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having been exercised (including a cancellation resulting from the exercise of a related LSAR or a Tandem SAR) the shares covered by such Options shall again be available for grant under the Plan.

              (ii) To the extent that any Stand-Alone SARs terminate, expire or are canceled without having been exercised, the shares covered by such Stand-Alone SARs shall again be available for grant under the Plan.

              (iii) To the extent any shares of Restricted Stock or Phantom Stock, or any shares of Company Stock granted as a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

         Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

          (b) Individual Limit

              Subject to adjustment as provided in Section 14 hereof, the Committee shall not, during any calendar year, grant any one Participant Incentive Awards hereunder with respect to more than 450,000 shares of Company Stock. Such Incentive Awards may be made up entirely of any one type of Incentive Award or any combination of types of Incentive Awards available under the Plan, in the Committee's sole discretion. Once granted to a Participant, Incentive Awards shall not again be available for grant to that Participant. The grant of an LSAR, Tandem SAR or Dividend Equivalent Right shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted to any Participant pursuant to the Plan.

4.    ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. The Committee shall from time to time designate the key individuals who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

         The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it, and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties. The Committee's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

         The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or Stand-Alone SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Incentive Award from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code), (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock granted under the Plan or otherwise adjust any of the terms of such Restricted Stock and (iii) accelerate the Vesting Date or waive any condition imposed hereunder, with respect to any share of Phantom Stock granted under the Plan or otherwise adjust any of the terms of such Phantom Stock.

         In addition, the Committee may, in its absolute discretion and without amendment to the Plan, grant Incentive Awards of any type to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards of the same or any other type (including, without limitation, Incentive Awards with higher exercise prices or values) as the Committee specifies. Notwithstanding Section 3(a) hereof, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3(a).

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

         Notwithstanding anything in the Plan to the contrary, until the Board of Directors shall have appointed the members of the Committee, the Board of Directors shall administer the Plan. In addition, the Board of Directors may, in its sole discretion, at any time and from time to time, grant Incentive Awards or resolve to administer the Plan in which case, to the extent provided in such resolutions, the Board of Directors shall have the powers of the Committee.

5.    ELIGIBILITY

         The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those key current and former employees of the Company and its Affiliates (including prospective employees, which Incentive Awards shall be conditioned on the prospective employees actually becoming employees) and certain current and former consultants or other independent contractors (including directors of the Company or any of its Affiliates who are not employees of the Company or any of its Affiliates) to the Company and its Affiliates who are largely responsible for the management, growth and protection of the business of the Company and its Affiliates (including officers of the Company, whether or not they are directors of the Company) as the Committee shall select from time to time. Except with respect to certain consultants or other independent contractors (including directors of the Company or any of its Affiliates who are not employees of the Company or any of its Affiliates) to the Company and its Affiliates, persons who are not (or are not expected to be) classified as employees of the Company or an Affiliate for purposes of the Company's or an Affiliate's payroll shall not be eligible to receive Incentive Awards under the Plan.

6.    OPTIONS

         The Committee may grant Options pursuant to the Plan. Such Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

         (a) Identification of Options

         All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

          (b) Conditions to Issuance and Excercisability

              At the time of the grant of any Options under the Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the issuance or excercisability of the Options, as the Committee, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the issuance or exercisability of any Options, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.


          (c) Exercise Price

              The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the Fair Market Value of a share of Company Stock on the date such Non-Qualified Stock Option is granted) on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Subject to Paragraph (d) of this Section 6, the exercise price-per-share of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted (except as permitted in connection with the assumption or issuance of Options in a transaction to which Section 424(a) of the Code applies).

          (d) Term and Exercise of Options

              (i) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing such Option; provided, however, that: (A) if such agreement does not specify the date or dates on which the Option will become exercisable, the shares subject to the Option shall become exercisable in three equal installments on each of the first, second and third anniversary of the day on which the Option is granted; (B) no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and (C) each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

              (ii) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(d)(v) hereof.

              (iii) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement or agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement or agreements shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:

                   (A) in cash, by certified check, bank cashier's check or wire transfer; or

                   (B) subject to the approval of the Committee, in shares of
              Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer; or

                   (C) subject to the approval of the Committee, pursuant to a
              "cashless exercise" pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directing (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price,
              (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

              Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

              (iv) Except as otherwise provided in an applicable agreement evidencing an Option, during the lifetime of a Participant, each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing an Option (other than an Incentive Stock Option to the extent inconsistent with the requirements of
         Section 422 of the Code applicable to incentive stock options), permit a Participant to transfer all or some of the Options to

         (A) the Participant's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

              (v) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

         (e)  Limitations on Grant of Incentive Stock Options

              (i) The aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of
         Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Company Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

              (ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant: (i) such individual was not an employee of the company, a parent or subsidiary corporation of the Company, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies or (ii) such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless
         (A) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and
         (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         (f)  Grants of Reload Options

              The Committee may, in its discretion, include in any agreement evidencing an Option (the "Original Option") a provision that a Reload Option shall be granted to any

Participant who, pursuant to Section 6(d)(iii), delivers shares of Company Stock in partial or full payment of the exercise price of the Original Option. The Reload Option shall relate to a number of shares of Company Stock equal to the number of shares of Company Stock delivered, and shall have an exercise price-per-share equal to the Fair Market Value of a share of Company Stock on the date of the exercise of the Original Option. In the event that an agreement evidencing an Original Option provides for the grant of a Reload Option, such agreement shall also provide that the exercise price-per-share of the Original Option shall be no less that the Fair Market Value of a share of Company Stock on its date of grant, and that any shares that are delivered pursuant to Section 6(d)(iii) in payment of such exercise price shall have been held for at least six months.

         (g) Effect of Termination of Employment

              (i) Unless otherwise provided in any agreement evidencing an Option, in the event that the Employment of a Participant with the Company and its Affiliates shall terminate for any reason other than Cause, Disability or death (A) Options granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of three months after such Termination of Employment, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment; provided, however, that no Option shall be exercisable after the expiration of its term.

              (ii) Unless otherwise provided in any agreement evidencing an Option, in the event that the Employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant (A) Options granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of the original term as provided for in the Plan or as specified in the agreement evidencing the Option, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment.

              (iii) Unless otherwise provided in any agreement evidencing an Option, in the event of a Participant's Termination of Employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such Termination of Employment.

         (h)  Acceleration of Exercise Date Upon Change in Control

                In the event a Participant's employment is terminated by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, each Option granted under the Plan that is outstanding and unexercisable immediately prior to such termination of employment shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.    LSARS

           The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. An LSAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

         (a)  Benefit Upon Exercise

              (i) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (A) the greater of (x) the highest price-per-share of Company Stock paid in the Change in Control in connection with which such LSAR became exercisable and (y) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (B) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days after the effective date of such exercise.

              (ii) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (B) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

         (b)  Term and Exercise of LSARs

              (i) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

              (ii) The exercise of an LSAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (ii)), with respect to a number of shares of Company Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

              (iii) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreement evidencing the LSAR, the related Option and any Tandem SARs related to such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(i) or (ii) hereof, as applicable.

              (iv) Except as otherwise provided in an applicable agreement evidencing an LSAR, during the lifetime of a Participant, each LSAR granted to a Participant shall be exercisable only by the Participant and no LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option. The Committee may, in any applicable agreement evidencing an LSAR, permit a Participant to transfer all or some of the LSAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
         (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred LSARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

              (v) An LSAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of shares of Company Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him.

8.   TANDEM SARS

         The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

          (a) Benefit Upon Exercise

              The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

          (b) Term and Exercise of Tandem SAR

              (i) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Section 8(b)(i), (A) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (B) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

              (ii) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (ii)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Company Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

              (iii) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than

         $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreement evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

         (iv) Except as otherwise provided in an applicable agreement evidencing a Tandem SAR, during the lifetime of a Participant, each Tandem SAR granted to a Participant shall be exercisable only by the Participant and no Tandem SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing a Tandem SAR, permit a Participant to transfer all or some of the Tandem SAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Tandem SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

         (v) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him.

9.  STAND-ALONE SARS

         The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

          (a) Exercise Price

              The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

          (b) Benefit Upon Exercise

              (i) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the Stand-Alone SAR.

              (ii) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock on or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (A) the greater of (x) the highest price-per-share of Company Stock paid in connection with such Change in Control and (y) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (B) the exercise price of the Stand-Alone SAR.

              (iii) All payments under this Section 9(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise.


           (c)  Term and Exercise of Stand-Alone SARs

              (i) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such Stand-Alone SAR; provided, however, that: (A) if such agreement does not specify the date or dates on which the Stand-Alone SAR will become exercisable, the shares subject to the Stand-Alone SAR shall become exercisable in three equal installments on each of the first, second and third anniversary of the day on which the Stand-Alone SAR is granted; (B) no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and (C) each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

              (ii) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Stand-Alone SAR, together with the payment described in Section 9(b)(i) or 9(b)(ii) hereof.

              (iii) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

              (iv) Except as otherwise provided in an applicable agreement evidencing a Stand-Alone SAR, during the lifetime of a Participant, each Stand-Alone SAR granted to a Participant shall be exercisable only by the Participant and no Stand-Alone SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing a Stand-Alone SAR, permit a Participant to transfer all or some of the Stand-Alone SAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Stand-Alone SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

         (d)  Effect of Termination of Employment

              (i) Unless otherwise provided in any agreement evidencing a Stand-Alone SAR, in the event that the Employment of a Participant with the Company and its Affiliates shall terminate for any reason other than Cause, Disability or death (A) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of three months after such Termination of Employment, on which date they shall expire, and (B) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

              (ii) Unless otherwise provided in any agreement evidencing a Stand-Alone SAR, in the event that the Employment of a Participant with the Company and its Affiliates shall terminate on account of the Disability or death of the Participant (A) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of the original term as provided for in the Plan or as specified in the agreement evidencing the Stand-Alone SAR, and (B) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment.

              (iii) In the event of a Participant's Termination of Employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the effective date of such Termination of Employment.

         (e)  Acceleration of Exercise Date Upon Change in Control

              In the event a Participant's employment is terminated by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, each Stand-Alone SAR granted under the Plan that is outstanding and unexercisable immediately prior to such termination of employment shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.  RESTRICTED STOCK

         The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

         (a)  Issue Date and Vesting Date

              At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the Committee does not specify a Vesting Date or Vesting Dates at the time of the grant, the shares shall vest in three equal installments on the first, second and third anniversary of the Issue Date. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.

         (b)  Conditions to Vesting

              At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

         (c)  Restrictions on Transfer Prior to Vesting

              Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

         (d)  Issuance of Certificates

              (i) Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 1999 THCG, Inc. Stock Incentive Plan and an Agreement entered into between the registered owner of such shares and THCG, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of THCG, Inc., 650 Madison Avenue, 21st Floor, New York, New York 10022.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

              (ii) Each certificate issued pursuant to Section 10(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

         (e)  Consequences Upon Vesting

              Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Section 16(b) hereof.

         (f)  Effect of Termination of Employment

              (i) In the event that the Employment of a Participant with the Company shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such Termination of Employment pursuant to any provision hereof, shall vest on the date of such Termination of Employment. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an award of Restricted Stock, a Participant's Termination of Employment with the Company and its Affiliates for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Restricted Stock that have not vested as of the date of such Termination of Employment.

              (ii) In the event a Participant's Employment is or is deemed to have been terminated for Cause, all shares of Restricted Stock granted to such Participant that have not vested as of the effective date of such Termination of Employment immediately shall be forfeited.

         (g)  Effect of Change in Control

              In the event a Participant's employment is terminated by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, all shares of Restricted Stock which have not vested as of the date immediately prior to such termination of employment (including those with respect to which the Issue Date has not yet occurred), or have not been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

11.  PHANTOM STOCK

           The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

         (a)  Vesting Date

              At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. If the Committee does not specify a Vesting Date or Vesting Dates at the time of the grant, the shares shall vest in three equal installments on the first, second and third anniversary of the date on which such Phantom Stock was granted. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

         (b)  Benefit Upon Vesting

              Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive, within 30 days after the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Company Stock the record date for which occurs during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

         (c)  Conditions to Vesting

              At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares of Phantom Stock.

         (d)  Effect of Termination of Employment

              (i) In the event that the Employment of a Participant with the Company and its Affiliates shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such Termination of Employment pursuant to any provision hereof, shall vest on the date of such Termination of Employment. The proportion referred to in the preceding sentence initially shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an award of Phantom Stock, a Participant's Termination of Employment with the Company and its Affiliates for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Phantom Stock that have not vested as of the date of such Termination of Employment.

              (ii) In the event a Participant's Employment is or is deemed to have been terminated for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such Termination of Employment immediately shall be forfeited.

         (e)  Effect of Change in Control

              In the event a Participant's employment is terminated by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, all shares of Phantom Stock which have not vested as of the date immediately prior to such termination of employment, or have not been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

12.  STOCK BONUSES

         The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

13.  CASH BONUSES

         The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, grant a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14.  GRANT OF DIVIDEND EQUIVALENT RIGHTS

          The Committee may, in its absolute discretion, in connection with any Incentive Award (other than an award of shares of Phantom Stock), grant a Dividend Equivalent Right entitling the Participant to receive amounts equal to the ordinary dividends that would be paid on the shares of Company Stock covered by such Incentive Award if such shares then were outstanding, during the time such Incentive Award is outstanding and (a) in the case of Options and SARs, during the time such Options or SARs are unexercised or (b) in the case of Restricted Stock and Stock Bonuses, prior to the issue date for the related shares of Company Stock. The Committee shall determine whether any Dividend Equivalent Rights shall be payable in cash, in shares of Company Stock or in another form, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate. No Dividend Equivalent Right shall be conditioned on the exercise of any Option or SAR.

15.  OTHER EQUITY-BASED AWARDS

          The Committee may grant other types of equity-based awards in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such Incentive Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.


16.  ADJUSTMENT UPON CHANGES IN COMPANY STOCK

         (a)  Shares Available for Grants

              In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Incentive Awards under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Incentive Awards may be granted under Section 3 hereof as the Committee may deem appropriate.

         (b)  Outstanding Restricted Stock and Phantom Stock

              Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(ii) hereof.

              The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

         (c) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Increase or Decrease in Issued Shares Without Consideration

              Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price-per-share of Company Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR and the number of any related Dividend Equivalent Rights.

         (d) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Certain Mergers

              Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option, LSAR, Tandem SAR, Stand-Alone SAR and Dividend Equivalent Right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option, LSAR, Tandem SAR, Stand-Alone SAR or Dividend Equivalent Right would have received in such merger or consolidation

         (e)  Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and

              Dividend Equivalent Rights -- Certain Other Transactions

              In the event of (i) a dissolution or liquidation of the Company,
(ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

              (A) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR, Tandem-SAR or Dividend Equivalent Right related thereto) and Stand-Alone SAR (including each Dividend Equivalent Right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (y) the exercise price of such Option or Stand-Alone SAR; or

              (B) provide for the exchange of each Option (including any related LSAR, Tandem SAR or Dividend Equivalent Right) and Stand-Alone SAR (including any related Dividend Equivalent Right) outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right and dividend equivalent right with respect to, as appropriate, some or all of the property for which such Option or Stand-Alone SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option, stock appreciation right or dividend equivalent right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

         (f) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Other Changes

              In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 16(c),
(d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights outstanding on the date on which such change occurs and in the per-share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the

Committee determines it is appropriate, the Committee may elect to cancel each Option (including each LSAR, Tandem-SAR or Dividend Equivalent Right related thereto) and Stand-Alone SAR (including each Dividend Equivalent Right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (i) the Fair Market Value of Company Stock on the date of such cancellation over (ii) the exercise price of such Option or Stand-Alone SAR

         (g)  No Other Rights

              Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

17.  RIGHTS AS A STOCKHOLDER

         No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 16 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.


18.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

         Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his Employment by the Company or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

         No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such

Participant or any other Participant or other person.

19.  SECURITIES MATTERS

         (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.


20.  WITHHOLDING TAXES

         (a)  Cash Remittance

              Whenever shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, or in connection with a Dividend Equivalent Right, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock or a Dividend Equivalent Right, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

         (b)  Stock Remittance

              At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, or a payment in connection with a Dividend Equivalent Right, in lieu of the remittance required by Section 20(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

           (c)  Stock Withholding

                The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus or a payment in connection with a Dividend Equivalent Right, in lieu of requiring the remittance required by Section 20(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.


21.  AMENDMENT OR TERMINATION OF THE PLAN

         The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Incentive Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code, (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (a) except as provided in Section 16 hereof, increases the number of shares of Company Stock with respect to which Incentive Awards may be issued under the Plan, (b) modifies the class of individuals eligible to participate in the Plan or (c) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 21 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Incentive Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

22.  NO OBLIGATION TO EXERCISE

         The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

23.   TRANSFERS UPON DEATH

         Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award. Except as provided in this Section 23, or in any applicable agreement pursuant to Sections 6(d)(iv), 7(b)(iv), 8(b)(iv), or 9(c)(iv) of the Plan, no Incentive Award shall be transferable, and Incentive Awards shall be exercisable only by a Participant during the Participant's lifetime.

24.   EXPENSES AND RECEIPTS

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

25.   LIMITATIONS IMPOSED BY SECTION 162(M)

         Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

         (a) With respect to Options, Tandem SARs, Stand-Alone SARs or Dividend Equivalent Rights, the Committee may delay the payment in respect of such Options, Tandem SARs, Stand-Alone SARs or Dividend Equivalent Rights until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option, Tandem SAR or Stand-Alone SAR or would receive a payment in respect of a Dividend Equivalent Right at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of any such Incentive Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

         (b) With respect to Restricted Stock, Phantom Stock and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses and agreements with respect to Phantom Stock, in order to cancel the awards of such Restricted Stock, Phantom Stock and Stock Bonuses (and any related Cash Bonuses or Dividend Equivalent Rights). In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to the book account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

  26.  FAILURE TO COMPLY

         In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary or permitted transferee) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary or permitted transferee) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

27.  EFFECTIVE DATE OF PLAN

         The Plan was adopted by the Board of Directors on       , 1999, subject
to approval by the stockholders of the Company. Incentive Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option, LSAR, Tandem SAR or Stand-Alone SAR may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a Dividend Equivalent Right or share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not so approved on or before [day before 1st anniversary of date of adoption], 2000 then the Plan and all Incentive Awards then outstanding under the Plan shall forthwith automatically terminate and be of no force or effect.

28.   TERM OF THE PLAN

         The right to grant Incentive Awards under the Plan will terminate upon the expiration of 10 years after the date the Plan was adopted.

29.   APPLICATION OF INVESTMENT COMPANY ACT OF 1940

           Any provision of this Plan that would conflict with a provision of the Investment Company Act of 1940, to the extent applicable to the Company or any Affiliate, shall have no force or effect.

30.   FORFEITURE OF GAIN FROM AWARDS IN CERTAIN EVENTS

           To the extent that a Participant breaches any restrictive covenant applicable to the Participant (such as a noncompetition, nonsolicitation or nondisclosure covenant) within [one year] after the date on which the Participant exercises an Option, LSAR, Tandem SAR or Stand-Alone SAR, or the date on which any Restricted Stock or Phantom Stock vests, or the date on which the Participant realizes income with respect to any other Incentive Award (each such event, a "Realization Event"), then any gain realized by the Participant from the Realization Event shall be paid by the Participant to the Company immediately upon notice from the Company. Such gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. To the fullest extent permitted by applicable law, the Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement or otherwise).

31.   APPLICABLE LAW

         Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without reference to the principles of conflicts of law.

SUMMARY OF FEDERAL TAX CONSEQUENCES

                  The following is a description of the principal federal income tax consequences of awards under the THCG Stock Incentive Plan based on present federal tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future by the United States Congress may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation will or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with awards under the THCG Stock Incentive Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary. Each recipient of an award should consult his or her personal tax adviser about the detailed provisions of the applicable tax laws and regulations. No employee of THCG is authorized or permitted to give tax advice to any award recipient.

                  Non-Qualified Stock Options. In general, an optionee will not be deemed to receive any income at the time an NQO is granted, nor will THCG be entitled to a federal tax deduction at that time.

                  When an optionee exercises an NQO, the optionee will recognize ordinary compensation income equal to the excess of (a) the fair market value of the THCG Common Stock received as a result of the exercise of the option on the exercise date over (b) the option exercise price, and THCG will be entitled to a tax deduction in that amount. The shares acquired by the optionee upon exercise of the NQO will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of THCG Stock received on exercise of the NQO, the optionee will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An optionee's holding period for Federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. Under current law, the rate at which net long-term capital gain will be taxed will vary depending on the optionee's holding period and the date the optionee disposes of the shares. The Internal Revenue Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months will be subject to tax at a maximum rate of 20% (10% for individuals in the 15% tax bracket). The Internal Revenue Code currently provides that net long-term capital gain resulting from dispositions after December 31, 2000 of shares held for more than 5 years may be subject to a reduced rate.

                  If all or any part of the exercise price of an NQO is paid by the optionee with shares of common stock (including, based upon proposed regulations under the Internal Revenue Code, shares previously acquired upon exercise of an ISO), no gain or loss will be recognized by the optionee on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation taxable as ordinary income upon such exercise, and THCG's deduction, will not be affected by whether the exercise price is paid in cash or in shares of THCG Common Stock.

                Incentive Stock Options. In general, an optionee will not be deemed to receive any income at the time an ISO is granted or exercised if the optionee does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO (discussed more fully in the next paragraph). In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss and will be subject to tax based on the holding period of the shares described in the discussion of NQOs above. However, for purposes of computing the "alternative minimum tax" applicable to an optionee, the optionee will include in the optionee's alternative minimum taxable income the amount the optionee would have included in income if the ISO were an NQO. Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the optionee's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQO.

                If an optionee sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the optionee will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the optionee, taxable as ordinary income, and the balance (if any) will be long- or short- term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares as described above. If the optionee sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the optionee has held the shares for one year or less and otherwise will be a long-term capital loss.

                  If an optionee uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such case, proposed regulations under the Internal Revenue Code appear to provide that the tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Internal Revenue Code.

                  THCG is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation taxable as ordinary income as a result of a disqualifying disposition, THCG will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of THCG in which the disqualifying disposition occurs.

                  Stock Appreciation Rights. A recipient of a stock appreciation right will not be deemed to receive any income at the time a stock appreciation right is granted, nor will THCG be entitled to a deduction at that time. However, when a stock appreciation right is exercised, the recipient will be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash or fair market value of THCG Common Stock or other property received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient.

                  Restricted Stock. A grant of restricted shares of THCG Common Stock will not result in income for the recipient or a tax deduction for THCG until such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transferability (unless, as described below, the recipient elects otherwise under Section 83(b) of the Code within 30 days of the date of grant). Upon lapse or release of such restrictions, the recipient generally will include in gross income an amount equal to the fair market value of the shares less any amount paid for them, and THCG will be entitled to a tax deduction in the same amount. The recipient's tax basis in the shares will equal the income so recognized plus the amount paid for the shares. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares as described above.

                  Pursuant to Section 83(b) of the Code, the recipient of a restricted stock award may elect within 30 days of receipt of the award to be taxed at ordinary income tax rates on the fair market value of the THCG Common Stock comprising the award at the time of award. If the election is made, the recipient will acquire a tax basis in the shares equal to the ordinary income recognized by the recipient at the time of award plus any amount paid for the shares and THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient. No income will be recognized upon lapse or release of the restrictions. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares. In the event of a forfeiture of the shares with respect to which a recipient previously made a Section 83(b) election, the recipient will not be entitled to a loss deduction.

                  Phantom Stock. A participant will not be deemed to receive any income at the time shares of phantom stock are granted, nor will THCG be entitled to a deduction at that time. However, when shares of phantom stock vest, the participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

                  Stock Bonuses. In general, upon the receipt of a stock bonus, a participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the stock at the time it is received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

                  Upon any sale of shares of THCG Common Stock received as a stock bonus, any gain (the excess of the amount received over the fair market value of the shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date of recognition and otherwise will be a short-term capital gain or loss.

                  Cash Bonuses. Upon the receipt of a cash bonus, a participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

                  Dividend Equivalent Rights. The grant of dividend equivalent rights will not result in income to the recipient or in a tax deduction for THCG. When any amount is paid or distributed to recipient in respect of a dividend equivalent right, the recipient will recognize ordinary income equal to the fair market value of any property distributed and/or the amount of any cash distributed, and THCG will be entitled to a tax deduction in the same amount at such time.

                  Deduction Limit under Section 162(m) of the Code. In general,
Section 162(m) of the Code (the "Million Dollar Limit") provides that, subject to certain exceptions, remuneration in excess of $1 million that is paid to certain "covered employees" of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated employees other than the Chief Executive Officer) will not be deductible by the corporation. One such exception to the application of the Million Dollar Limit is for compensation payable solely on account of the attainment of one or more performance goals, but only if:

                  1. the performance goals are determined by a compensation committee of the board of directors of the corporation which is comprised solely of two or more outside directors;

                  2. the material terms under which the compensation is to be paid, including the performance goals, are disclosed to shareholders and approved by a majority of the vote in a separate shareholder vote before the payment of such compensation; and

                  3. before any payment of such compensation, the compensation committee certifies that the performance to emphasize performance related incentive compensation. The Compensation Committee awarded no cash bonuses for 1998.

         Walnut maintains the philosophy that compensation of its executive officers and others should be directly and materially linked to operating performance. To achieve this linkage, executive compensation is weighted towards incentive awards granted on the basis of Walnut's performance. Thus, while annual salary increases are based on personal performance of the executive officers and general economic conditions, annual bonuses, if any, and incentive award grants are directly tied to Walnut's actual economic performance during the applicable fiscal year.

         The Incentive Stock Option Committee (currently comprised of the same members as the Compensation Committee) determines stock options to the executives under the provisions of the Walnut Capital Corp. 1987 Stock Option Plan, the NFS Services, Inc. 1989 Incentive Stock Plan and the 1994 Stock Plan (collectively, the "Stock Plans"). When granted, such incentive awards provide incentive to improve stockholder value over the long-term and to encourage and facilitate executive stock ownership. In general, stock options are granted at the market price of the Common Stock at the date of grant to ensure that executives can only be rewarded for appreciation in the price of the Common Stock when Walnut's stockholders are similarly benefited. The Incentive Stock Option Committee determines those executives who will receive incentive award grants, the size and particular vesting and other requirements of such awards and the Stock Plan to be utilized.

         Compensation Committee Procedures. The Compensation Committee will annually evaluate the personal performance of the Chief Executive Officer and the other executive officers of Walnut, as well as Walnut's performance and analyze the total annual compensation and stock ownership of the Chief Executive Officer and the other executive officers.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on Walnut's tax return of compensation over $1 million to any of the named executive officers of Walnut unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by Walnut's stockholders. The Compensation Committee's policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible to the extent permitted while simultaneously providing Company executives with appropriate rewards for their performance.

         It is Compensation Committee's desire to create a compensation policy that will reward executive performance when such performance has provided tangible benefits for Walnut's stockholders.

Submitted by the Compensation Committee:

                                Gene E. Burleson
                              William F. Burge, III
                               Solomon A. Weisgal

DIRECTOR COMPENSATION

         During the 1998 fiscal year Walnut paid its non-employee directors $2,500 for each regularly scheduled meeting attended in person or by telephone, $2,500 for each special meeting attended, and $500 for each committee meeting attended in person or by telephone. Walnut reimburses the directors for reasonable out-of-pocket expenses incurred in connection with their activities on behalf of Walnut.

In the past, if a director was re-elected, such director would receive, upon such re-election, a 10-year option to purchase 1,000 shares of Common Stock at the market price at the time of grant. Furthermore, any new director elected to the Board of Directors would receive a 10-year option to purchase up to 1,666 shares of Common Stock at the market price at the time of grant.

         Since Walnut's election to be regulated as a BDC, Walnut has been prohibited from issuing such options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee currently consists of Messrs. Burleson, Burge and Weisgal. None of them has served as an officer of Walnut or has any other business relationship or affiliation with Walnut, except his service as a director.

                         WALNUT FINANCIAL SERVICES, INC.

         PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON [OCTOBER 12,1999]
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Joel S. Kanter and Joshua S. Kanter, or either of them, with full powers of substitution, as proxies of the undersigned, with the authority to vote upon and act with respect to all shares of common stock, par value $.01 per share ("Common Stock"), of Walnut Financial Services, Inc. ("Walnut"), which the undersigned is entitled to vote, at the Special Meeting of Stockholders of Walnut, [to be held at The Tower Club, 8000 Towers Crescent Drive, Vienna, Virginia 22182, commencing Tuesday, October 12, 1999, at 10:00 a.m.] and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present, and especially (but without limiting the general authorization and power hereby given) with the authority to vote on the following.



ITEM 1. APPROVAL OF THE MERGER AGREEMENT, MERGER 1 AND THE ISSUANCE OF THCG COMMON STOCK IN CONNECTION WITH MERGER 2 (EACH AS DEFINED AND MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT; CAPITALIZED TERMS HAVE THE MEANINGS ASCRIBED THERETO IN THE ACCOMPANYING PROXY STATEMENT).


          FOR                       AGAINST                  ABSTAIN

ITEM 2. APPROVAL OF THE BDC DEREGISTRATION.


          FOR                       AGAINST                  ABSTAIN

ITEM 3. APPROVAL OF THE CAPITAL INVESTMENT.


          FOR                       AGAINST                  ABSTAIN

ITEM 4. APPROVAL OF THE DEBT CONVERSION AND THE COMPENSATION SATISFACTION.


          FOR                       AGAINST                  ABSTAIN

ITEM 5. APPROVAL OF THE UPLP ACQUISITION.


          FOR                       AGAINST                  ABSTAIN

ITEM 6. APPROVAL OF THE THCG STOCK INCENTIVE PLAN.


          FOR                       AGAINST                  ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to said stock and hereby ratifies and confirms all that the proxies named herein and their substitutes, or any of them, may lawfully do by virtue hereof.

         This Proxy, when properly executed, will be voted as specified herein. If a properly executed Proxy Card is submitted and no instructions are given, the persons designated as proxy holders on the Proxy Card will vote (i) FOR the adoption of the Merger Agreement, the approval of Merger 1 and the approval of the issuance of THCG Common Stock in connection with Merger 2; (ii) FOR the approval of the BDC Deregistration; (iii) FOR the approval of the Capital Investment; (iv) FOR the approval of the Debt Conversion and the Compensation Satisfaction; (v) FOR the approval of the UPLP Acquisition; (vi) FOR the adoption of the THCG Stock Incentive Plan; (vii) FOR any adjournment of the Special Meeting and (viii) in their own discretion with respect to any other business that may properly come before the stockholders at the Special Meeting or at any adjournment or postponement thereof. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Special Meeting.




                                      Signature of Stockholder


                                      Dated:

NOTE: Please date proxy and sign it exactly as the name or names appear above. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, et cetera. Please return signed proxy in the enclosed envelope.


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